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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1939
                                    -------------------------------------------

                           ING Investment Funds, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

 The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                    ---------------------------

Date of fiscal year end: May 31
                         --------------------------
Date of reporting period: November 30, 2003
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

SEMI-ANNUAL REPORT

SEMI-ANNUAL REPORT

NOVEMBER 30, 2003

CLASSES A, B, C AND M

DOMESTIC EQUITY GROWTH FUNDS

ING GROWTH + VALUE FUND
ING GROWTH OPPORTUNITIES FUND
ING LARGECAP GROWTH FUND
ING MIDCAP OPPORTUNITIES FUND
ING SMALLCAP OPPORTUNITIES FUND
ING DISCIPLINED LARGECAP FUND

DOMESTIC EQUITY VALUE FUNDS

ING FINANCIAL SERVICES FUND
ING MAGNACAP FUND
ING MIDCAP VALUE FUND
ING SMALLCAP VALUE FUND
ING TAX EFFICIENT EQUITY FUND

DOMESTIC EQUITY AND INCOME FUNDS

ING CONVERTIBLE FUND
ING EQUITY AND BOND FUND
ING REAL ESTATE FUND

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                 1
Market Perspective                                                 2
Portfolio Managers' Reports                                        4
Index Descriptions                                                32
Statements of Assets and Liabilities                              34
Statements of Operations                                          42
Statements of Changes in Net Assets                               46
Financial Highlights                                              54
Notes to Financial Statements                                     78
Portfolios of Investments                                         97
Shareholder Meeting Information                                  128
Trustee and Officer Information                                  129

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]

JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nevertheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds, and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading, as well as reviewing their policies and procedures in this area.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate fund trading in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

ING Funds believes that mutual funds are an important vehicle for individual investors, because mutual funds provide the opportunity for investment in professionally managed and monitored, diversified portfolios. As such, we consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/James M. Hennessy

James M. Hennessy
President
ING Funds
January 9, 2004

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2003

During the six months ended November 30, 2003, GLOBAL EQUITIES were strong practically across the board, after bouncing sharply from low points in March and April as major conflict in Iraq quickly ended. The Morgan Stanley Capital International ("MSCI") World Index rose 14.7% in dollars. The period started with the world's major economies still weak after recession. Some would get weaker still. But by the end, a remarkable acceleration in the U.S. had improved the outlook in that country and dragged the rest of the world into growth.

U.S. EQUITIES returned 10.8% in the six months, based on the Standard & Poors ("S&P") 500 Index including dividends. This implied, by the end of November, a market trading at about 17.2 times 2004 estimated earnings. This is a not particularly compelling level, similar to those seen during much of the period. But what a difference six months makes. By the end of May the first quarter Gross Domestic Product ("GDP") growth, reported at just 1.4% annualized, had included corporate earnings only about 2.4% higher than in the same quarter of 2002 and declining equipment and software expenditure. But second quarter GDP growth estimates were revised up to a healthy 3.3%, with corporate profits from current production advancing 14.3%. Spending on equipment and software rose by 8.3%. Productivity growth was estimated at the excellent rate of 6.8%. Then in the last days of November, third quarter GDP growth was revised up to a remarkable 8.2% annualized. This was the best showing since the first quarter of 1984. The components of this figure were as encouraging as the total. Consumer spending rose 6.4% and while half of this could be attributed to an income tax cut enacted earlier in the year, nothing could dilute the importance of the rise in business fixed investment of 16.7% within which equipment and software purchases rose a buoyant 18.4%. Profits rose 11.8% annualized from the second quarter and fully 30% from the third quarter of 2002. The lingering concern had been the slow growth in jobs. But here too there was progress. The employment report showed that the economy had created 286,000 jobs in the three months through October, while by the end of November unemployment claims had fallen to about 350,000. Add to this continued expansion in the manufacturing and service industries, booming housing and construction and a raft of other positive statistics and it seemed clear that the U.S. economy was confidently on the move.

U.S. FIXED INCOME markets had been propelled higher in May when Federal Open Market Committee ("FOMC") Chairman Greenspan asserted that to forestall deflation, the Federal Reserve might purchase bonds. But after disappointing markets by only reducing the Fed Funds rate by 0.25% at the end of June and appearing to downplay the likelihood of bond purchases after all, bond yields soared. The ten-year Treasury yield at the end of November was 4.32%, almost exactly 1% above the starting yield on May 30. Conversely the 13-week bill rate fell by 0.18%. For the six months, according to Lehman Brothers Fixed Income Indices, U.S. Treasuries had a return of -2.9%. Corporate Investment Grade Bonds did less badly, returning -0.9%. But the high yield sector performed much better than investment grade bonds, given its closer affinity with equities. The Lehman Brothers High Yield Bond Index rose 9.5% for the six months ended November 30, 2003.

CURRENCIES were never far from the headlines during the six months, particularly the weakening dollar against the Euro. The main reasons for the Euro's strength over the last year have been the growing realization that the U.S.'s current account deficit, approximately $500 billion per annum, is unsustainable, together with the fact that other major trading partners like China and (until recently) Japan have been able to stop their currencies from rising. The Bank of Japan has spent an astonishing $162 billion in 2003 to slow the Yen's rise.

Unsurprisingly, despite presently tame inflation, the world's oldest "real" currency, GOLD, which is denominated in dollars, rose by the end of November to nearly $400 an ounce, the highest level in at least eight years.

JAPAN soared 32.6% in dollar terms in the six months to November 30, based on the MSCI Japan Index, with one third of this due to yen appreciation. By the end of the period the Japanese stock market was trading at a P/E multiple of about 20 times 2004 earnings. More and more commentators seemed willing to say that the worst was over for an economy that has been in the doldrums for more than a decade. Surprisingly good second quarter GDP growth of 3.9% annualized was followed up by growth of 2.2% in the third quarter. But this was entirely export led; domestic demand remained weak. Little wonder that the Bank of Japan has been spending so much to keep the yen from appreciating. Japan's underlying problems: chronic deflation and a banking system weak and paralyzed by a massive volume of non-performing loans have still to be solved. A nervous market fell by more than 3% in November.

                 See accompanying index descriptions on page 32.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2003

EUROPEAN EX UK (UNITED KINGDOM) markets, as represented by the MSCI Europe ex UK Index, rose 17.9% in dollars during the six months ended November 30, 2003. At these levels markets trade at an undemanding 14 1/2 times 2004 earnings. Stagnating economies remained the problem. In early September the Eurozone reported a slight second quarter contraction in GDP, after practically no increase in the first. The European Central Bank reduced rates just once to 2%, twice the level of the accelerating U.S. The European Union's "stability pact" under which countries must keep their budget deficits to a maximum of 3% of GDP or face sanctions, was effectively abandoned in November when blatant offenders France and Germany said they would not comply. On a more positive note Germany finally found the political will to make the labor market more flexible, by reducing unemployment benefits and allowing small businesses to hire more temporary help, while France slimmed the expensive pension plan for state employees. The relief that met the region's 0.4% third quarter GDP growth was tempered by the fact that, as in Japan, the entire source of the gain was exports. Consumer spending was stagnant while business investment fell, a difficult environment for profit growth. The appeal of stocks in the Eurozone rests on their cheapness. Investors are hoping that this is based on a corporate earnings outlook that is too pessimistic.

The UK market rose 14.8% in dollars in the period under review, based on the MSCI UK Index, more than one third of this due to sterling strength. At those levels the UK market was trading at about 17.8 times 2004 earnings. As in the U.S., barely positive GDP growth in the first quarter improved to a much healthier 3.1% annualized in the third quarter. A robust service sector and a bubbling housing market were behind a fairly healthy level of domestic demand, supported by the lowest rate of unemployment in G8, just 5% by the end of November. While inflation is a very tame 1.4%, the worryingly high level of consumer indebtedness caused the Bank of England to raise short-term interest rates by 0.25% to 3.75%, making it the first of the world's major central banks to do so. This may well mark the turning point in global interest rates.

                 See accompanying index descriptions on page 32.

ING GROWTH + VALUE FUND                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew S. Price, CFA, and David C. Campbell, ING Investments, LLC.

GOAL: The ING Growth + Value Fund (the "Fund") seeks capital appreciation by investing in a diversified portfolio of equity securities, including common and preferred stock.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 24.11% compared to the Russell MidCap Growth Index, Russell MidCap Index and Russell 2000 Index for which the total return was 20.59%, 18.96% and 24.65%, respectively.

PORTFOLIO SPECIFICS: The current management team took over investment responsibility for this Fund in June of 2003. The investment process focuses on three major elements: 1) earnings growth, 2) reasonable valuation, and 3) relative price strength. Also, for risk control, the Fund is well diversified with more than 65 names at all times, maintains a maximum position size of 3% of total Fund assets and avoids both low quality companies and stocks with a share price below $5. Investment performance over the past six months was positively influenced by both sector allocation and stock selection. The Fund's three most heavily weighted economic sectors have been technology, consumer discretionary and industrials, which have accounted for more than two-thirds of the Fund's assets. Stocks in these sectors participated in the markets' advance over the past two quarters and contributed significantly to the Fund's overall gain. The consumer discretionary and technology sector weightings were meaningfully increased over the reporting period, with new investments in those sectors including Johnson Controls, Panera Bread, Adobe Systems, Foundry Networks and Broadcom. Both the Fund's overweighted industrial and underweighted health care exposure were reduced during the period with the Flir Industries, FTI Consulting, Web MD and Medimmune positions eliminated. Overall, the primary reasons for the Fund's favorable performance versus the Russell MidCap Growth Index was good stock selection in the consumer discretionary sector, an overweighted position in the strong industrial sector and a continuing underweighted sector position in health care.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. While our investment discipline does not depend on either our economic or stock market forecast, we continue to be broadly diversified and fully invested, focusing on stocks chosen for their bottom line earnings improvement, relative price strength and reasonable valuation.

Portfolio Managers' Report                               ING GROWTH + VALUE FUND

                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                            PERIODS ENDED NOVEMBER 30, 2003
                                                        ---------------------------------------
                                                                                SINCE INCEPTION
                                                        1 YEAR       5 YEAR        11/18/96
                                                        ------       ------     ---------------
          Including Sales Charge:
            Class A(1)                                  19.09%      -0.14%           2.12%
            Class B(2)                                  20.64%       0.05%           2.28%
            Class C(3)                                  24.51%       0.35%           2.26%
          Excluding Sales Charge:
            Class A                                     26.36%       1.05%           2.99%
            Class B                                     25.64%       0.37%           2.28%
            Class C                                     25.51%       0.35%           2.26%
          Russell MidCap Growth Index                   32.64%       3.81%           6.48%(4)
          Russell MidCap Index                          30.63%       7.82%           9.89%(4)
          Russell 2000 Index                            36.29%       7.99%           7.81%(4)

The table above illustrates the total return of ING Growth + Value Fund against the Russell MidCap Growth Index, Russell MidCap Index and the Russell 2000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B defferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/96.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests.

                 See accompanying index descriptions on page 32.

ING GROWTH OPPORTUNITIES FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The Growth Opportunities Fund (the "Fund") seeks long-term growth of capital through investment in a portfolio consisting primarily of common stocks of U.S. companies that have above-average prospects for growth.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 16.94% compared to the Russell MidCap Growth Index, Russell MidCap Index and Russell 3000 Index for which the total return was 20.59%, 18.96% and 12.70%, respectively.

PORTFOLIO SPECIFICS: The management team focuses on three major elements in its stock selection process: 1) earnings growth, 2) reasonable valuation, and 3) relative price strength. Also, for risk control, the Fund is well diversified with more than 65 names at all times, maintains a maximum position size of 3% of total Fund assets and avoids both low quality companies and stocks with a share price below $5. Investment performance over the past six months was significantly influenced by both sector allocation and stock selection, but the portfolio's underweighted position in the sharply advancing technology sector was probably the most important reason why the Fund did not perform as well as the benchmark. The Fund's three most heavily weighted sectors have been technology, health care and consumer discretionary and have accounted for approximately two-thirds of the Fund's total assets. Stocks in these sectors all participated in the markets' advance over the reporting period and contributed heavily to the Fund's gain. Technology and consumer discretionary weightings were slightly increased in the past six months, with new investments in these stock groups including Adobe Systems, Agilent Technologies, Leapfrog Enterprises, Panera Bread and Michaels Stores. The managers have reduced exposure to both the health care and energy sectors during the most recent six-month period and while stock selection was helpful in producing recent returns, benchmark issues generally outperformed the Fund's holdings. The positions in Nabors Industries and Devon Energy were reduced, but because the entire energy sector underperformed, the overall sector exposure hindered the Fund's relative performance.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. While our investment discipline does not depend on either our economic or stock market forecast, we continue to be broadly diversified and fully invested, focusing on stocks chosen for their bottom line earnings improvement, relative price strength and reasonable valuation.

Portfolio Managers' Report                         ING GROWTH OPPORTUNITIES FUND

                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                           PERIODS ENDED NOVEMBER 30, 2003
                                                      -----------------------------------------
                                                                               SINCE INCEPTION
                                                                             OF CLASS A, B AND C
                                                       1 YEAR       5 YEAR         06/05/95
                                                       ------       ------   -------------------
          Including Sales Charge:
            Class A(1)                                  11.31%      -2.73%           5.31%
            Class B(2)                                  12.25%      -2.51%           5.33%
            Class C(3)                                  16.31%      -2.25%           5.35%
          Excluding Sales Charge:
            Class A                                     18.10%      -1.57%           6.05%
            Class B                                     17.25%      -2.27%           5.33%
            Class C                                     17.31%      -2.25%           5.35%
          Russell MidCap Growth Index                   32.64%       3.81%           9.54%(4)
          Russell MidCap Index                          30.63%       7.82%          12.41%(4)
          Russell 3000 Index                            18.24%       0.71%          10.24%(4)

The table above illustrates the total return of ING Growth Opportunities Fund against the Russell MidCap Growth Index, Russell MidCap Index and the Russell 3000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 06/01/95.

The Fund may invest in securities of large, mid- and small-capitalization companies, and the Russell 3000 Index tracks a larger number of companies than the S&P 500 Index with a large range of market capitalizations.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the growth securities in which the Fund invests.

                 See accompanying index descriptions on page 32.

ING LARGECAP GROWTH FUND                              Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Effective June 2, 2003, Wellington Management Company, LLP became the Sub-Adviser. Andrew J. Shilling, CFA, Senior Vice President and Partner is the portfolio manager.

GOAL: The ING LargeCap Growth Fund (the "Fund") seeks capital appreciation by investing in equity securities of large U.S. companies.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 15.90% compared to the Russell 1000 Growth Index for which the total return was 12.43%.

PORTFOLIO SPECIFICS: During the six-month period ending November 30, 2003, nine of ten sectors of the Russell 1000 Growth Index (the "Index") posted positive returns. The Telecommunications Services, Materials and Information Technology sectors led the way in the Index. Earlier in the period, lower quality and/or higher market risk names attracted the most investor interest in the market. This subsequently gave way to more of a focus on valuation, late in the period. Generally stated, the outperformance of speculative shares in the market was largely driven by a shift in investor risk aversion from extreme pessimism to a more normal level.

Our investment approach is very much a "bottom-up" process; we pick stocks one at a time based on the fundamentals of each holding. We seek undervalued growth companies with sustainable growth potential as exhibited by characteristics such as competitive advantage, strong financial position, and a demonstrated management team. The Fund's industry weights are a fall-out of our "bottom-up" investment process.

Against the backdrop of continued improvement in the economic and investment spending environment, strong performance among the Fund's Financials and Information Technology holdings was a primary driver of returns during the period. Three top contributors to Fund returns were COUNTRYWIDE FINANCIAL (thrifts & mortgage finance), APPLIED MATERIALS (semiconductor equipment) and SYMANTEC (software & services). Three detractors from returns were SCHERING-PLOUGH (pharmaceuticals), INTERACTIVECORP (internet retailing), and SEAGATE TECHNOLOGY (computers & peripherals).

The Fund's out-performance versus the benchmark during the period was primarily due to strong stock selection. Stock selection was strongest within the Health Care and Financials sectors. Partially offsetting these results were weaker relative returns within the Information Technology sector, though the sector was a primary driver of absolute Fund returns, as noted above. In other words, our Information Technology sector holdings returned less than the benchmark holdings, in total. This can be attributed to our focus on finding traditional growth stocks at reasonable valuations, versus the market's relatively greater focus on higher market risk names for much of the period, as discussed above.

Sector allocation had a positive effect on the Fund's out-performance versus the benchmark. Our investment approach is based on investing in sectors that have the potential to outperform the market long-term. In keeping with this, the Fund benefited from our elimination of holdings in the Consumer Staples sector, which underperformed other sectors in the growth index.

MARKET OUTLOOK: The portfolio is well positioned to benefit from acceleration in worldwide economic growth, which we expect to see over the next twelve months. We believe the consumption environment will be sound next year, bolstered by more jobs, tax cuts and an improving net worth position of households. Our outlook for capital spending is even better. After more than two years of downsizing, corporations are faced with an aging capital stock and we expect that they will use the continued profits expansion to upgrade their investments, especially in the technology area.

Our strategy is to build a diversified portfolio on a stock-by-stock basis, identifying companies with sustainable strong revenue, earnings, and cash flow growth. Currently, this results in an overweight position in the Consumer Discretionary, Information Technology and Financials sectors. The Fund is now underweight the Industrials and Health Care sectors, while having no holdings in Consumer Staples, Energy, Materials, Telecommunications Services or Utilities.

Portfolio Managers' Report                              ING LARGECAP GROWTH FUND

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                          PERIODS ENDED NOVEMBER 30, 2003
                                                      ---------------------------------------
                                                                              SINCE INCEPTION
                                                       1 YEAR       5 YEAR        07/21/97
                                                       ------       ------    ---------------
          Including Sales Charge:
            Class A(1)                                  12.29%      -1.94%           4.52%
            Class B(2)                                  13.36%      -1.81%           4.81%
            Class C(3)                                  17.42%      -1.42%           4.81%
          Excluding Sales Charge:
            Class A                                     19.14%      -0.77%           5.49%
            Class B                                     18.36%      -1.42%           4.81%
            Class C                                     18.42%      -1.42%           4.81%
          Russell 1000 Growth Index                     16.75%      -4.12%           0.53%(4)
          S&P 500 Index                                 15.13%      -0.46%           3.17%(4)

The table above illustrates the total return of ING LargeCap Growth Fund against the Russell 1000 Growth Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 08/01/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The Fund invests in companies that the portfolio managers believe have the potential for rapid growth, which may give the Fund a higher risk of price volatility and less liquidity than a fund that emphasizes other styles. The Fund may invest in mid-sized companies, which may be more susceptible to price swings than larger companies. International investing does pose special risks including currency fluctuations, economical and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Exchange Traded Index Funds (ETF) present risks similar to those of an investment in the underlying securities held by the ETF. Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The use of certain derivatives may increase the volatility of the Fund.

                 See accompanying index descriptions on page 32.

ING MIDCAP OPPORTUNITIES FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING MidCap Opportunities Fund (the "Fund") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 17.49% compared to the Russell Mid Cap Growth Index for which the total return was 20.59% and the Russell MidCap Index for which the total return was 18.96%.

PORTFOLIO SPECIFICS: The management team focuses on three major elements in its stock selection process: 1) earnings growth, 2) reasonable valuation, and 3) relative price strength. Also, for risk control, the Fund is well diversified with more than 65 names at all times, maintains a maximum position size of 3% of total portfolio assets and avoids both low quality companies and stocks with a share price below $5. Investment results during the past six months were significantly influenced by both sector allocation and stock selection, but the most important reason for not performing as well as the Russell Midcap Growth Index was the large underweighted position in Technology. The Fund's three most heavily weighted sectors have been technology, healthcare and consumer discretionary and have collectively accounted for approximately two-thirds of the total portfolio. Stocks in these sectors all participated in the markets' advance during the past two quarters and contributed heavily to the Fund's gain. Technology and consumer discretionary weightings were slightly increased over the reporting period, with new names added to the Fund including Adobe Systems, Agilent Technologies, Leapfrog Enterprises, Panera Bread and Michaels Stores. The managers have reduced exposure to the healthcare sector. Stock selection was also helpful in producing good returns, although in the aggregate, benchmark holdings outperformed the Fund's positions. The Fund's energy exposure was reduced during the most recent six-month period despite the fact that the price of oil and natural gas remained high because of the Iraqi situation. The primary reason for the underperformance of the Fund against the benchmark was mainly due to an overweight in the energy sector and an underweight in technology. Nabors Industries and Devon Energy positions were reduced, but because the entire energy sector underperformed, this reduced sector exposure helped the Fund's relative performance.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. While our investment discipline does not depend on either our economic or stock market forecast, we continue to be broadly diversified and fully invested, focusing on stocks chosen for their bottom line earnings improvement, relative price strength and reasonable valuation.

Portfolio Managers' Report                         ING MIDCAP OPPORTUNITIES FUND

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                          PERIODS ENDED NOVEMBER 30, 2003
                                                      ---------------------------------------
                                                                              SINCE INCEPTION
                                                       1 YEAR       5 YEAR        07/21/97
                                                       ------       ------    ---------------
          Including Sales Charge:
            Class A(1)                                  15.17%       6.80%           8.50%
            Class B(2)                                  16.50%       7.02%           8.90%
            Class C(3)                                  20.38%       7.25%           8.95%
          Excluding Sales Charge:
            Class A                                     22.20%       8.07%           9.72%
            Class B                                     21.50%       7.32%           9.04%
            Class C                                     21.38%       7.25%           8.95%
          Russell MidCap Growth Index(4)                32.64%       3.81%           4.27%(5)
          Russell MidCap Index                          30.63%       7.82%           7.73%(5)

The table above illustrates the total return of ING MidCap Opportunities Fund against the Russell MidCap Growth Index and the Russell MidCap Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Fund normally invests in mid-cap companies that the portfolio managers feel have above average prospects for growth. The Russell MidCap Growth Index tracks the performance of mid-cap growth companies.

(5)  Since inception performance for index is shown from 08/01/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. Securities of mid-sized companies may be more susceptible to price swings and less liquid than investments in larger companies. From time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all. The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.

                 See accompanying index descriptions on page 32.

ING SMALLCAP OPPORTUNITIES FUND                       Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The Small Cap Opportunities Fund (the "Fund") seeks capital appreciation through investment in a diversified portfolio consisting primarily of common stocks of smaller, lesser-known U.S. companies.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 30.34% compared to the Russell 2000 Growth index for which the return was 26.31%.

PORTFOLIO SPECIFICS: The management team focuses on three major elements in its stock selection process: 1) earnings growth, 2) reasonable valuation, and 3) relative price strength. Also, as risk control measures, the Fund is well diversified with more than 65 names at all times, maintains a maximum position size of 3% of total Fund assets and avoids both low quality companies and stocks with a share price below $5. Investment performance was significantly influenced by both favorable sector allocation and stock selection. The Fund's three most heavily weighted economic sectors have been technology, health care and consumer discretionary and have accounted for approximately two-thirds of the Fund's assets. Stocks in these three sectors fully participated in the markets' advance over the past two quarters and contributed heavily to the Fund's gain. While technology and health care weightings have remained relatively constant for the past six months, the managers have committed additional assets into the consumer discretionary sector. New names in this sector included Shuffle Master, Petco Animal Supplies, Panera Bread and Tractor Supply Company while existing holdings in Hot Topic, Pacific Sunwear and Yankee Candle were increased. Favorable stock selection also helped produce the recent favorable relative returns. In fact, several stocks have more than doubled in price during this period including Cognizant Technology, Kyphon, Strayer and Engineered Support Systems. The Fund's energy exposure was reduced, from an overweighted position during most of the reporting period, despite the continued high prices of oil and natural gas, which were supported by the Iraqi situation. Headwaters and Key Energy positions were sold profitably, but because the entire energy sector underperformed, reduced exposure in the energy sector slightly helped the Fund's relative performance. However, stock selection in technology, health care and consumer discretionary sectors were the main positive influences of Fund performance.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. While our investment discipline does not depend on either our economic or stock market forecast, we continue to be broadly diversified and fully invested, focusing on stocks chosen for their bottom line earnings improvement, relative price strength and reasonable valuation.

Portfolio Managers' Report                       ING SMALLCAP OPPORTUNITIES FUND

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                         PERIODS ENDED NOVEMBER 30, 2003
                                                      ---------------------------------------
                                                                              SINCE INCEPTION
                                                                            OF CLASS A, B AND C
                                                       1 YEAR       5 YEAR        06/05/95
                                                       ------       ------  -------------------
          Including Sales Charge:
            Class A(1)                                  18.35%       6.08%           7.59%
            Class B(2)                                  19.72%       6.31%           7.59%
            Class C(3)                                  23.70%       6.58%           7.58%
          Excluding Sales Charge:
            Class A                                     25.57%       7.34%           8.34%
            Class B                                     24.72%       6.60%           7.59%
            Class C                                     24.70%       6.58%           7.58%
          Russell 2000 Growth Index                     37.68%       2.53%           5.66%(5)
          Russell 2000 Index(4)                         36.29%       7.99%          10.12%(5)

The table above illustrates the total return of ING SmallCap Opportunities Fund against the Russell 2000 Growth Index and the Russell 2000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Fund normally invests in small-cap companies that the portfolio managers feel have above average prospects for growth. The Russell 2000 Growth Index tracks the performance of small-cap growth companies.

(5)  Since inception performance for index is shown from 06/01/95.

PRINCIPAL RISK FACTOR(S): While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. From time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or large company stocks or may not favor equities at all. The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.

                 See accompanying index descriptions on page 32.

ING DISCIPLINED LARGECAP FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Hugh T.M. Whelan, CFA, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Disciplined LargeCap Fund (the "Fund") seeks to outperform the Standard & Poor's ("S&P") 500 Index, while maintaining a market level of risk by investing at least 80% of its net assets in stocks included in the S&P 500.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 9.72%, compared to 10.80% for the Standard & Poor's ("S&P") 500 Index.

PORTFOLIO SPECIFICS: Our investment process is based on the historical relationship between individual stock fundamentals and relative performance. We build portfolios to increase exposure to companies with strong business momentum and high quality earnings; companies that are attractive based on valuation; and companies that are recognized in the marketplace for their attractive qualities in terms of strong relative performance and positive revisions by analysts. Conversely, we seek to minimize exposure to stocks that score poorly in these areas. Our research and historical performance show that focusing on stocks with these attractive fundamental traits has produced good relative performance over time.

However, in the first three months of the reporting period, those normally predictive fundamental qualities were not successful, contributing largely to the underperformance of the Fund. In other words, returns attributable to factors generally associated with good relative performance lagged the rate of return on the benchmark. In the second half of the period we saw the market return to rewarding strong fundamentals but not enough to compensate for the first three months. The entire six-month period was dominated by bullish investor sentiment that began in late March of 2003. Over the last six months, only September witnessed negative returns on the broad market averages. For the period, four of the seven factors in our index-relative ranking model, specifically, price momentum, change in accruals, long-term price reversal and 1-year forward relative price-earnings ratio, were successfully predictive. Within economic sectors, 6 of our 11 sector models were effective.

Underperformance during the period was due to individual security selection, especially within the financials and information technology sectors. The largest detractors from performance were our average underweights in Fleet Boston and Wells Fargo and our overweight position in Oracle. Fleet Boston's shares surged on the news of its acquisition by Banc of America. Wells Fargo's stock has done well since the company announced that the top debt rating received by its banking unit would lower the cost of its debt, thus potentially boosting the bottom line. Oracle's stock has faltered since its attempt to acquire People Soft, the outcome of which remains uncertain. The largest positive contributors to performance came from our overweights in Nextel, Staples and Avaya. Nextel and Staples had strong stock performance in the midst of positive earnings growth. Avaya's stock has done well on the expectation of improved demand for internet phone systems.

The impact of the Fund's sector allocation was negligible compared to the impact of stock selection.

MARKET OUTLOOK: The current characteristics of the Fund include slightly above-benchmark forecasted long term growth, and a one year forward price earnings ratio lower than the benchmark. This is a direct result of our use of historically predictive business momentum, valuation, and market recognition factors in our stock ranking models. We believe that the high level of volatility within the market which has weakened the link between investment fundamentals and excess returns over the last three years is abating. The portfolio is modestly overweight in the consumer discretionary and information technology sectors and underweight in the financials and healthcare sectors. However, our overall sector exposures are by design quite close to the S&P 500 so that nearly all of our relative performance is driven by individual stock selection.

Portfolio Managers' Report                         ING DISCIPLINED LARGECAP FUND

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                                               ENDED NOVEMBER 30, 2003
                                                    --------------------------------------------
                                                                             SINCE INCEPTION
                                                           1 YEAR                12/30/98
                                                           ------            ---------------
          Including Sales Charge:
            Class A(1)                                       5.92%                 -4.51%
            Class B(2)                                       6.77%                 -4.40%
            Class C(3)                                      10.62%                 -4.02%
          Excluding Sales Charge:
            Class A                                         12.38%                 -3.35%
            Class B                                         11.77%                 -4.02%
            Class C                                         11.62%                 -4.02%
          S&P 500 Index                                     15.13%                 -1.60%(4)

The table above illustrates the total return of ING Disciplined LargeCap Fund against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 01/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. From time to time, the stock market may not favor the large company growth oriented securities in which the Fund invests.

                 See accompanying index descriptions on page 32.

ING FINANCIAL SERVICES FUND                           Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Steven L. Rayner, CFA, CPA, Vice-President and Portfolio Manager; Robert M. Kloss, Vice-President & Portfolio Manager, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The Financial Services Fund (the "Fund") seeks long-term capital appreciation by investing primarily in the equity securities of companies principally engaged in financial services.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 13.06% compared to the 24.12% return for the Standard & Poors ("S&P") Financials Index.

PORTFOLIO SPECIFICS: As the financial sector extended its rally off the mid-March lows, we continued to increase the Fund's exposure to companies which we believed would benefit from an economic recovery. While the vast majority of our holdings demonstrated meaningful price appreciation, the mutual fund-related scandals that broke in September put a slight damper on our positions.

Given the benign interest rate climate that existed during the year, banks were major contributors to our outperformance. Our large relative bet on mortgage insurers -- which actually benefit from higher interest rates and a stronger economy -- finally paid off during the period, as the mortgage refinance boom lost steam and the market began to look forward to the prospect of higher rates in 2004. The Fund also got a boost from Wall Street, as the equity market recovery led to an improved outlook for the major securities brokers.

Among the individual stocks that were positive contributors to performance during the six months ended November 30, 2003 were: diversified financial CitiGroup; diversified banks Wells Fargo, FleetBoston Financial, and U.S. Bancorp; regional banks Banknorth Group, Commerce Bancshares, and City National; processing/fiduciary bank State Street; commercial financier CIT Group; mortgage insurers PMI Group and Radian Group; multiline insurer Hartford Financial Services Group; and securities brokers Merrill Lynch and Morgan Stanley.

On the negative side, our positions in the government-sponsored housing enterprises, Fannie Mae and Freddie Mac, were impacted by accounting and management problems at Freddie, and by other political and regulatory pressures. Our holdings of asset manager Alliance Capital were buffeted by revelations of improper trading activities in several of their mutual funds.

MARKET OUTLOOK: Our optimism six months ago over the earnings prospects for companies in our sector was generally rewarded, as the economic recovery gained steam -- albeit in fits and starts -- and improved earnings were largely delivered. Despite lingering anxiety over lagging employment numbers in a "jobless recovery", the preponderance of economic results have continued to be favorable. Our decision to incrementally sell off defensive holdings and add to our offensive positions has proceeded favorably thus far, and we expect to continue this course as long as the macro-economic news remains constructive.

Our focus remains on finding what we believe to be the best relative values among companies leveraged to an economic recovery, taking care to try to avoid those that might be derailed by overly exuberant expectations or by the prospect of higher interest rates coming to pass sometime during 2004. We believe that modestly higher interest rates could actually benefit many of the companies in our sector, as rates are lower than optimal for many companies and robust economic activity could spur beneficial trends, like higher consumer spending and possibly a return of commercial loan growth. We continue to see considerable value within our universe of financial stocks, though selectivity is vital given that the direction of rates is now more likely upward than downward.

Portfolio Managers' Report                           ING FINANCIAL SERVICES FUND

                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                  FOR THE PERIODS ENDED NOVEMBER 30, 2003
                                  ----------------------------------------------------------------------------
                                                                                              SINCE INCEPTION
                                                                                                OF CLASS B
                                    1 YEAR              5 YEAR                10 YEAR            10/17/97
                                    ------              ------                -------         ---------------
Including Sales Charge:
   Class A(1)                       12.15%               3.87%                 15.04%                 --
   Class B(2)                       13.12%               4.03%                    --                4.74%
Excluding Sales Charge:
   Class A                          18.99%               5.11%                 15.73%                 --
   Class B                          18.12%               4.31%                    --                4.74%
S&P 500 Financials Index            18.26%               5.32%                 15.68%               7.41%(3)
S&P 500 Index                       15.13%              -0.46%                 10.67%               3.94%(3)

The table above illustrates the total return of ING Financial Services Fund against the S&P 500 Financials Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3)  Since inception performance for index is shown from 11/01/97.

PRINCIPAL RISK FACTOR(S): Because the Fund's portfolio is concentrated in the financial services industry, it may be subject to greater risk than a portfolio that is not concentrated in one industry. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings and less liquid than larger companies. The value of convertible or debt securities may fall when interest rates rise. Profitablility of financial services companies are more affected by changes in interest rates than some other companies.

                 See accompanying index descriptions on page 32.

ING MAGNACAP FUND                                     Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by William F. Coughlin, CFA, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING MagnaCap Fund ("the Fund") seeks growth of capital, with dividend income as a secondary consideration.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 10.38% compared to the Russell 1000 Value Index, Russell 1000 Index and Standard & Poors Barra Value Index for which the total return was 11.15%, 11.79% and 11.34%, respectively.

PORTFOLIO SPECIFICS: The investment team focuses on high quality companies selling at low price to earnings ("P/E") multiples. The Fund is well diversified with exposure to all the major economic sectors and remains sensitive to the sector weightings of its Russell 1000 Value Index benchmark. During the first half of the fiscal year, the positive effect of emphasizing economic sectors that performed well was equally offset by the negative impact of somewhat lower total returns for the specific holdings in the Fund. The Fund's largest sector exposure was a 31.3% weighting in financial services, slightly below the 35.5% benchmark weighting. While this underweighting had only a modestly negative allocation impact on results, the disappointing performance of some holdings, in particular, Fannie Mae and Freddie Mac, had a decidedly negative overall effect. On the other hand, the most positive influence on Fund performance was a larger position in technology stocks (9.5% for the Fund compared to 6.5% for the index) combined with very strong returns on the specific stocks held over the period. The performance of the rest of the portfolio was very much in line with the benchmark, with returns from both sector allocation and stock selection very much in balance.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the view of many is that the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. Nevertheless, we believe our portfolio of high quality, low P/E stocks should participate in any ongoing market advance, and also serve to reasonably protect asset value in the event of a severe market correction.

Portfolio Managers' Report                                     ING MAGNACAP FUND

                                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                                       FOR THE PERIODS ENDED NOVEMBER 30, 2003
                                                  --------------------------------------------------------------------------------
                                                                                             SINCE INCEPTION      SINCE INCEPTION
                                                                                            OF CLASS B AND M        OF CLASS C
                                                    1 YEAR        5 YEAR       10 YEAR           07/17/95             06/01/99
                                                    ------        ------       -------           --------         ---------------
Including Sales Charge:
   Class A(1)                                         7.07%        -2.08%        8.11%                --                   --
   Class B(2)                                         7.82%        -1.84%          --               6.70%                  --
   Class C(3)                                        11.94%           --           --                 --                 6.54%
   Class M(4)                                         9.25%        -2.01%          --               6.54%                  --
Excluding Sales Charge:
   Class A                                           13.60%        -0.91%        8.75%                --                   --
   Class B                                           12.82%        -1.60%          --               6.70%                  --
   Class C                                           12.94%           --           --                 --                -3.77%
   Class M                                           13.22%        -1.31%          --                 --                   --
Russell 1000 Value Index                             17.16%         3.02%       11.42%             11.03%(6)             0.51%
Russell 1000 Index                                   16.94%         0.17%       10.68%              9.74%(6)            -2.48%
S&P Barra Value Index(5)                             17.67%         1.43%       10.07%              9.29%(6)            -3.10%

The table above illustrates the total return of ING MagnaCap Fund against the Russell 1000 Value Index, Russell 1000 Index and the S&P Barra Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5) The Fund invests in value securities that meet the Fund's disciplined investment criteria. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.

(6)  Since inception performance for index is shown from 08/01/95.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. The value of convertible or debt securities may fall when interest rates rise. From time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks, or small company stocks or may not favor equities at all.

                 See accompanying index descriptions on page 32.

ING MIDCAP VALUE FUND                                 Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Brandes Investment Partners' MidCap Investment Committee, the Sub-Adviser.

GOAL: The Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 23.09% compared to the Russell Midcap Value Index for which the total return was 17.83%.

PORTFOLIO SPECIFICS: The Fund's advance during the period was broad-based, with holdings in a wide range of industries registering gains. Advances for positions in the communications equipment industry -- such as Avaya (0.0% of the Fund) and Lucent Technologies (0.9%) -- made the most substantial contribution to returns.

Holdings in industries such as insurance and computers & peripherals also tended to post sharp gains. Other key contributors included positions such as RJ Reynolds (tobacco -- 2.4%), York International (building products -- 0.7%), and AMR (airlines -- 1.8%).

MARKET OUTLOOK: During the six-month period ended November 30, 2003, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of this buying and selling, many of the Fund's industry exposures shifted. For example, exposure to the insurance industry increased, while exposure to the computers & peripherals industry was eliminated. Keep in mind that the Fund's industry exposures are not the product of top-down forecasts or industry-level analysis, but merely stem from our company-by-company search for compelling investment opportunities.

Overall, we offer no predictions regarding the short-term direction of the stock market, or regarding mid-cap U.S. stocks in particular. Instead, we remain focused on purchasing mid-cap stocks at discounts to their intrinsic values and holding them until the broader market recognizes their true worth. We believe that this approach may provide patient investors with favorable returns over the long term.

Portfolio Managers' Report                                 ING MIDCAP VALUE FUND

                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                            PERIODS ENDED NOVEMBER 30, 2003
                                                      ------------------------------------------
                                                               SINCE INCEPTION  SINCE INCEPTION
                                                                 OF CLASS A     OF CLASS B AND C
                                                       1 YEAR     02/01/02          02/04/02
                                                       ------  ---------------  ----------------
          Including Sales Charge:
            Class A(1)                                  30.18%      -0.52%             --
            Class B(2)                                  32.18%         --            0.73%
            Class C(3)                                  36.18%         --            2.89%
          Excluding Sales Charge:
            Class A                                     38.12%       2.76%             --
            Class B                                     37.18%         --            2.89%
            Class C                                     37.18%         --            2.89%
          Russell MidCap Value Index                    29.21%       9.65%           9.65%(4)

The table above illustrates the total return of ING MidCap Value Fund against the Russell MidCap Value Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  Since inception performance for index is shown from 02/01/02.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of mid-sized companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mid-cap value securities in which the Fund invests.

                 See accompanying index descriptions on page 32.

ING SMALLCAP VALUE FUND                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Brandes Investment Partners' SmallCap Investment Committee, the Sub-Adviser.

GOAL: The Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 39.97% compared to the Russell 200 Value Index for which the total return was 8.34%.

PORTFOLIO SPECIFICS: The Fund's advance during the period was broad-based, with holdings in a wide range of industries registering gains. Advances for positions in the textiles, apparel and luxury goods industry -- such as Vans (0.6% of the Fund) and Tommy Hilfiger (2.5%) -- made the most substantial contribution to returns.

Holdings in industries such as metals & mining and leisure equipment & products also tended to post sharp gains. On a stock-by-stock basis, gains for positions such as Gateway (computers & peripherals) and Avaya (communications equipment) had the greatest impact on performance.

MARKET OUTLOOK: During the six-month period ended November 30, 2003, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of this buying and selling, many of the Fund's industry exposures shifted. For example, exposure to the food products industry increased, while exposure to the communications equipment industry was eliminated. Keep in mind that the Fund's industry exposures are not the product of top-down forecasts or industry-level analysis, but merely stem from our company-by-company search for compelling investment opportunities.

Overall, we offer no predictions regarding the short-term direction of the stock market, or regarding small-cap U.S. stocks in particular. Instead, we remain focused on purchasing small-cap stocks at discounts to their intrinsic values and holding them until the broader market recognizes their true worth.

We believe that this approach may provide patient investors with favorable returns over the long term.

Portfolio Managers' Report                               ING SMALLCAP VALUE FUND

                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                                              ENDED NOVEMBER 30, 2003
                                    ----------------------------------------------------------------------------
                                                    SINCE INCEPTION        SINCE INCEPTION      SINCE INCEPTION
                                                      OF CLASS A             OF CLASS B           OF CLASS C
                                     1 YEAR           02/01/2002             02/04/2002           02/07/2002
                                     ------         ---------------        ---------------      ---------------
Including Sales Charge:
   Class A(1)                         27.73%              10.75%                    --                   --
   Class B(2)                         29.49%                 --                  12.60%                  --
   Class C(3)                         33.52%                 --                     --                15.25%
Excluding Sales Charge:
   Class A                            35.53%              14.39%                    --                   --
   Class B                            34.49%                 --                  14.58%                  --
   Class C                            34.52%                 --                     --                15.25%
Russell 200 Value Index               17.76%               1.21%                  1.21%(4)             1.21%(4)

The table above illustrates the total return of ING SmallCap Value Fund against the Russell 200 Value Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  Since inception performance for index is shown from 02/01/02.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the small-cap value securities in which the Fund invests.

                 See accompanying index descriptions on page 32.

ING TAX EFFICIENT EQUITY FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James A. Vail, Senior Vice-President, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Tax Efficient Equity Fund (the "Fund") seeks long-term capital appreciation by investing in a diversified portfolio of domestic equities while seeking to provide taxable investors with high total return on an after-tax basis.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 12.14% compared to a 10.80% total return for the Standard & Poors ("S&P") 500 Index.

PORTFOLIO SPECIFICS: In the last six months economic reports have indicated strong domestic growth and rising corporate profits. Moreover, this strength appears to be sustainable, making continued economic expansion a reasonable expectation for 2004. Contained in the recent data are indications that corporate and industrial spending are increasing, taking the baton from the consumer, as it were, and supporting continued growth in gross domestic product
(GDP).

Helping the Fund to outperform were our holdings in the materials sector, specifically Freeport Copper & Gold and Phelps Dodge. Rising gold prices in the former and higher copper price in both cases contributed to the strength. Also contributing to the good return were our holdings in biotech and semi-conductors and an under-weight in consumer staples. The absence of utility holdings and stock selection detracted from performance.

MARKET OUTLOOK: As the U.S. economy expands, it should provide the fuel for global economic growth and better stock markets ahead. The combination of low interest rates, stimulative fiscal policy, the weak U.S. dollar and recent tax cuts are clearly having a positive impact on the domestic economy. Third quarter GDP growth, which was initially reported at 7.2%, was recently revised to over 8%, the fastest in recent memory. Fourth quarter GDP growth is estimated at 4% or more. With this level of economic growth, jobs should be created keeping consumer confidence and spending stable. Capital spending by businesses also appears to be emerging from its slump providing further strength to the economy. Some observers believe the markets may be ahead of themselves, but in the context of an expanding U.S. economy, corporate profitability may very well exceed expectations. We believe this is what economic, market and corporate fundamentals continue to suggest. As a result, we remain encouraged by the outlook for the economy, the stock markets, and the portfolio.

Portfolio Managers' Report                         ING TAX EFFICIENT EQUITY FUND

                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                                             ENDED NOVEMBER 30, 2003
                                                   --------------------------------------------
                                                                             SINCE INCEPTION
                                                           1 YEAR               12/15/98
                                                           ------            ---------------
          Including Sales Charge:
            Class A(1)                                       6.55%                 -1.66%
            Class B(2)                                       7.14%                 -1.52%
            Class C(3)                                      11.23%                 -1.19%
          Excluding Sales Charge:
            Class A                                         13.05%                 -0.48%
            Class B                                         12.14%                 -1.12%
            Class C                                         12.23%                 -1.19%
          S&P 500 Index                                     15.13%                 -0.46%(4)

The table above illustrates the total return of ING Tax Efficient Equity Fund against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, as a result may not be suitable for investors who are not subject to current income tax. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility than investing in those of larger companies.

                 See accompanying index descriptions on page 32.

ING CONVERTIBLE FUND                                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Anuradha Sahai, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Convertible Fund (the "Fund") seeks maximum total return which consists of capital appreciation and current income, by investing at least 80% in convertible securities.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, returned 11.34% compared to 8.36% and 8.34% for the Merrill Lynch Convertible Index and First Boston Convertible Index (the "index"), respectively.

PORTFOLIO SPECIFICS: The Fund was relatively defensively positioned versus its peer group as well as the index at the beginning of the last six months. With the shift in the market orientation, the Fund orientation also shifted from its more defensive stance. It adopted a barbell approach with some heavy weights in more defensive bond-like higher income names along with some equity sensitive names with good fundamentals. This proved successful as the Fund tended to outperform in general on both down days as well as up days versus its peer group.

As evidenced by the NASDAQ Composite Index, the technology sector was the driver of the majority of the gains in the convertible market due to its heavy weight in the index. Despite the slight underweighting of the Fund to the benchmark, the Fund handily outperformed in the sector, almost by double the return, as a result of security selection. Overweighting and security selection also aided the Fund in beating the benchmark by over eight times in the telecom sector, which provided the next best return after technology. Security selection was the major driver of performance in the industrials and consumer staples sectors as well. An overweight sensitivity in the materials and financials sector benefited the Fund also. This was somewhat offset by under performance in the consumer discretionary and media sectors, due to the underweighting in these sectors. Utilities was the only sector that hurt the Fund as a consequence of overweighting in the sector and exposure to one holding that had pronounced underperformance. Overall, security selection was the key to out-performance of the Fund versus the benchmarks as well as the peer group.

MARKET OUTLOOK: U.S. economic indicators continuing to improve, but we still believe that equity market valuations reflect over optimism about the strength of the U.S. economy. Despite the likelihood that the Federal Reserve Board will be less restrictive than feared, we think that profitability outlook for firms will only slowly improve. We would like to see a return to corporate pricing power and a continued decline in unemployment, especially after the Holiday season, before we are convinced of the strength of the turnaround. Most companies are not ready to commit to guide earnings far beyond the first quarter of 2004. As a result, we believe that we could be in for a softer first half of the year as investors realize that the economic growth may be more moderate than current expectations.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside potential. Despite the fear of higher rates, bond floors should be less affected due to improving balance sheets and lower default risk. We continue to look for companies across the spectrum that will likely benefit from a gradually recovering economy as we expect the market will reward companies that typically benefit in the recovery part of the cycle. We are looking to increase our weighting in the consumer cyclical and media sectors to participate in the upside these sectors may witness with the improving economic picture as well as from the benefit of an election year next year. A bottom up approach, which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy, continues to be the foundation for our investment decisions.

Portfolio Managers' Report                                  ING CONVERTIBLE FUND

                                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                 PERIODS ENDED NOVEMBER 30, 2003
                                          ----------------------------------------------------------------------------
                                                                                                      SINCE INCEPTION
                                                                                                        OF CLASS B
                                           1 YEAR              5 YEAR                10 YEAR             05/31/95
                                           ------              ------                -------          ---------------
Including Sales Charge:
   Class A(1)                               15.95%               7.66%                 10.39%                  --
   Class B(2)                               17.21%               8.01%                    --                12.38%
   Class C(2)                               21.21%               8.29%                 10.36%                  --
Excluding Sales Charge:
   Class A                                  23.03%               8.95%                 11.04%                  --
   Class B                                  22.21%               8.29%                    --                12.38%
   Class C                                  22.21%               8.29%                 10.36%                  --
Merrill Lynch Convertible Index             22.00%               8.58%                  9.46%               10.51%(4)
First Boston Convertible Index              22.60%               8.35%                  9.21%                9.78%(4)

The table above illustrates the total return of ING Convertible Fund against the Merrill Lynch Convertible Index and the First Boston Convertible Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 06/01/95.

PRINCIPAL RISK FACTOR(S): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. The Fund also has exposure to financial, market and interst rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susecptible to greater price volatility than larger companies.

                 See accompanying index descriptions on page 32.

ING EQUITY AND BOND FUND                              Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: The equity and bond portions of the Fund are managed by teams of investment professionals led by James A. Vail, CFA, and James Kauffmann respectively, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Equity & Bond Fund (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in both equities and debt securities.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, returned 5.33% compared to 11.34% for the Standard & Poor's (S&P) Barra Value Index, -1.04% for the Lehman Brothers Aggregate Bond Index, 10.80% for the S&P 500 Index and 6.01% for the Composite Index (60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index).

PORTFOLIO SPECIFICS: EQUITY PORTFOLIO: The market as measured by the S&P 500 gained 10.80% in the last six months as economic data indicated strong domestic growth and rising corporate profits. Moreover, this strength appears to be sustainable, making continued economic expansion a reasonable expectation for 2004. Contained in the recent data are indications that corporate and industrial spending are increasing, taking the baton from the consumer, as it were, and supporting continued growth in the gross domestic product (GDP). As the U.S. economy expands, it should provide the fuel for global economic growth and better stock markets ahead.

The Equity portfolio's out-performance was aided by holdings in the materials sector specifically, ALCOA and Freeport Copper and Gold. The growing U.S. economy and anticipation of stronger demand for basic commodities in 2004 are driving aluminum and copper prices higher. Gold prices are also up, helping drive the relative performance of Freeport. Additional contributors to good performance were Cigna in the insurance sector and Cendant in commercial services. Performance was impeded by being underweight technology and overweight energy.

PORTFOLIO SPECIFICS, FIXED INCOME PORTFOLIO: The Lehman Brothers Aggregate Bond Index posted a -1.04% of total return during the period. Despite a significant drop in interest rates following the war in Iraq, subsequent signs of renewed economic growth have pushed yields higher. Treasuries have notched a -2.91% for the last six months. Negative headlines at the agencies over the period presented investors with -0.42% of excess returns. The credit sector realized 1.82% of excess returns while mortgages notched 0.15%, commercial mortgage-backed securities printed -0.81%, and asset-backed securities hit 0.37%. Emerging markets tallied continued strong excess returns of 7.06%. But high yield trumped all sectors with 11.60% of excess returns.

Chief sources of out-performance include an overweight in longer duration and lower quality credits, which both outperformed shorter duration and high quality names. An overweight to mortgage-backed securities also boosted excess returns earlier in the period. Our short duration posture also assisted in beating the index. Exposure to both high yield and emerging markets -- which were strong performers over the last six months -- provided a further lift in excess returns, although our conservative high yield security selection produced total returns lower than that of the high yield index itself.

MARKET OUTLOOK, EQUITIES: The combination of low interest rates, stimulative fiscal policy, the weak U.S. dollar and recent tax cuts are clearly having a positive impact on the domestic economy. Third quarter GDP growth, which was initially reported at 7.2%, was recently revised to over 8%, the fastest in recent memory. Fourth quarter GDP growth is estimated at 4% or more. Ultimately, we believe job creation and income growth are the keys to a sustainable recovery. With this level of economic growth, jobs should be created, keeping consumer confidence and spending stable. Capital spending by businesses also appears to be emerging from its slump providing further strength to the economy. Some observers believe the markets may be ahead of themselves, but in the context of an expanding U.S. economy, corporate profitability may very well exceed expectations. We believe this is what economic, market and corporate fundamentals continue to suggest. As a result, we are encouraged by the outlook for the economy, the stock markets, and the equity portfolio.

MARKET OUTLOOK, FIXED INCOME: The near-term prospects for inflationary problems remain slight, productivity is gaining, labor costs are contained, and pricing power is still transitory. The twin deficits -- federal and current account -- will remain challenges into the near term; and we are not optimistic on the dollar.

Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. In the fixed income portfolio both the high yield and emerging market targets were increased.

Portfolio Managers' Report                              ING EQUITY AND BOND FUND

                                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                                                              ENDED NOVEMBER 30, 2003
                                                -----------------------------------------------------------------------------
                                                                                                            SINCE INCEPTION
                                                                                                              OF CLASS B
                                                 1 YEAR              5 YEAR                10 YEAR             05/31/95
                                                 ------              ------                -------          ---------------
Including Sales Charge:
   Class A(1)                                      5.89%               0.46%                  7.05%                  --
   Class B(2)                                      6.75%               0.72%                    --                 7.69%
   Class C(3)                                     10.58%               0.98%                  6.99%                  --
Excluding Sales Charge:
   Class A                                        12.35%               1.66%                  7.68%                  --
   Class B                                        11.75%               0.99%                    --                 7.69%
   Class C                                        11.58%               0.98%                  6.99%                  --
S&P 500 Index                                     15.13%              -0.46%                 10.67%               10.23%(4)
Lehman Brothers Aggregate Bond Index               5.18%               6.47%                  6.90%                7.19%(4)
Composite Index (60% S&P 500 Index/40%
   Lehman Brothers Aggregate Bond Index)          11.33%               2.67%                  9.47%                9.37%(4)
S&P Barra Value Index                             17.67%               1.43%                 10.07%                9.63%(4)

The table above illustrates the total return of ING Equity and Bond Fund against the S&P 500 Index, Lehman Brothers Aggregate Bond Index, Composite Index and the S&P Barra Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 06/01/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities. The Fund may invest in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. High yields reflect the higher credit risks associated with certain lower-rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. High yield securities and securities of smaller companies may be less liquid and more volatile than other investments. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company, in addition to the expenses of the Fund.

                 See accompanying index descriptions on page 32.

ING REAL ESTATE FUND                                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: T. Ritson Ferguson, CFA, Managing Director and Chief Investment Officer, Kenneth D. Campbell, Managing Director, ING Clarion Real Estate Securities, the Sub-Adviser.

GOAL: The ING Real Estate Fund (the "Fund") seeks total return through investment in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 18.01% compared to the Wilshire Real Estate Securities Index which returned 18.99% for the same period.

PORTFOLIO SPECIFICS: Real estate stock performance has surprised many observers given the relatively weak fundamentals in many cities around the country (especially for office and apartment properties). We, however, believe that the strong total return performance is not inconsistent with the improving outlook for the economy and the anticipated recovery in real estate fundamentals that is likely to follow. It is also important to realize that real estate stock valuations were low by historical standards at the beginning of the year. The average real estate company's stock was trading at less than 10 times cash earnings before depreciation. Much of the price appreciation in real estate stocks this year is attributable to an expansion of the average multiple to 12 times cash earnings before depreciation which is in-line with the average multiple observed since the mid-1980's.

In an environment of low interest rates and modest expectations for returns to stocks, real estate has emerged as an increasingly popular investment for institutional and individual investors alike. Real estate in general, and real estate securities by extension, offer some of the most compelling total returns in today's market. Real estate offers a very attractive current return relative to the yields on bonds. Furthermore, real estate securities offer investors the potential for principal appreciation in a rising interest rate environment driven by improving earnings. Bonds, by contrast tend to experience price depreciation when interest rates rise. Real estate securities look interesting relative to other stock investments as well given their higher dividends and more conservative pricing as a multiple of future earnings.

MARKET OUTLOOK: We continue to be optimistic about the return potential of real estate stocks given the increasingly surprising strength of the economy. In late November, the Commerce Department raised its estimate of GDP growth during the third quarter to an astonishing 8.2%. Consumer and business confidence continues to grow as well. The Conference Board reported that its index of consumer confidence rose to 91.7, up ten points from October's level. The improving economy and rising confidence finally seems to be translating to some much needed job growth. Weekly reported initial jobless claims have been well below the 400,000 level that many consider the level of a weak economy for much of the last two months. A strengthening economy and job growth are expected to drive increased demand for real estate. Given the low levels of new construction over the last two years for most property types, we expect improved demand to lead to increasing occupancies and stable-to-increased rents next year for owners of real estate assets.

We remain constructive about the total return potential for Real Estate Investment Trusts ("REITs") next year, given the improving fundamentals for real estate and the still attractive valuations for REITs. As of November 30th, REITs were: 1) yielding 5.84% (160 basis points higher than the yield on 10-year Treasury bonds); 2) trading at a 12 multiple of forward earnings (equal to the average multiple since the mid-80's); and 3) trading at only a modest premium of 3% to our estimates of private market value (or Net Asset Value).

Portfolio Managers' Report                                  ING REAL ESTATE FUND

                                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                     PERIODS ENDED NOVEMBER 30, 2003
                                        ---------------------------------------------------------------------------------------
                                                            SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION   SINCE INCEPTION
                                                              OF CLASS A       OF CLASS B       OF CLASS C        OF CLASS I
                                         1 YEAR    5 YEAR      12/20/02         11/20/02         01/17/03          12/31/96
                                         ------    ------   ---------------  ---------------  ---------------   ---------------
Including Sales Charge:
   Class A(1)                                --        --         25.38%             --               --                --
   Class B(2)                                --        --            --           27.75%              --                --
   Class C(3)                                --        --            --              --            33.71%               --
   Class I(4)                             32.83%    13.57%           --              --               --             10.13%
Excluding Sales Charge:
   Class A                                   --        --         33.03%             --               --                --
   Class B                                   --        --            --           31.62%              --                --
   Class C                                   --        --            --              --            34.71%
   Class I                                32.83%    13.57%           --              --               --             10.13%
Wilshire Real Estate Security Index       34.79%    13.44%        32.85%(5)       11.54%(6)        36.85%(7)          9.60%(8)

The table above illustrates the total return of ING Real Estate Fund against the Wilshire Real Estate Security Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) Reflects performance of predecessor mutual fund, CRA Realty Shares portfolio through November 4, 2002, when the reorganization was completed.

(5)  Since inception for the index is shown from 01/01/03.

(6)  Since inception for the index is shown from 12/01/02.

(7)  Since inception for the index is shown from 02/01/03.

(8)  Since inception for the index is shown from 01/01/97.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in real estate equities and volatility due to non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real estate. The Fund primarily invests in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. Risk of concentration - because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. These companies are sensitive to factors such as changes in real estate assets, supply and demand, and the management skill and credit worthiness of the issuer. REITs may also be affected by tax and regulatory requirements. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies. Securities of smaller companies trade in lower volumes and may be less liquid than securities of large, more established companies.

                 See accompanying index descriptions on page 32.

                               INDEX DESCRIPTIONS

THE DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

THE FIRST BOSTON CONVERTIBLE INDEX is an index representing the universe of convertible securities.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized index of publicly issued fixed rate U.S. government, Investment grade mortgage-backed and corporate debt securities.

THE LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least 1 year to maturity.

THE MERRILL LYNCH CONVERTIBLE INDEX is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least an overall par of $50 million market value.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

THE NASDAQ 100 FINANCIAL INDEX is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts, traded on the Nasdaq National Market System and SmallCap Market.

THE NASDAQ 100 INDEX is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

THE NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

THE RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 200 VALUE INDEX measures the performance of those Russell 200 companies with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 2000 GROWTH INDEX measures the performance of those Russell-2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index.

THE RUSSELL 3000 INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

THE RUSSELL MIDCAP GROWTH INDEX consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

THE RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

THE RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                               INDEX DESCRIPTIONS

THE S&P 500 FINANCIALS INDEX is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.

THE S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

THE S&P BARRA GROWTH INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.

THE S&P BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

THE S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

THE WILSHIRE REAL ESTATE SECURITY INDEX measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)

                                                                     ING                 ING                ING
                                                                   GROWTH +            GROWTH             LARGECAP
                                                                    VALUE           OPPORTUNITIES          GROWTH
                                                                     FUND                FUND               FUND
                                                               ----------------    ----------------    ----------------
ASSETS:
Investments in securities at value*                            $    218,197,203    $    180,652,748    $    256,784,008
Short-term investments at amortized cost                              1,682,000             790,000                  --
Cash                                                                      2,416                  --           5,407,790
Cash collateral for securities loaned                                58,996,743                  --          59,067,406
Receivables:
     Investment securities sold                                       3,091,880           4,162,542                  --
     Fund shares sold                                                    21,964              38,354           1,746,811
     Dividends and interest                                              21,228              42,909             100,833
Prepaid expenses                                                         32,602              29,588              35,087
Reimbursement due from manager                                               --                  --              50,007
                                                               ----------------    ----------------    ----------------
         Total assets                                               282,046,036         185,716,141         323,191,942
                                                               ----------------    ----------------    ----------------
LIABILITIES:
Payable for investment securities purchased                           4,514,092           3,780,200           1,080,197
Payable for fund shares redeemed                                        375,366             295,950             288,987
Payable upon return of securities loaned                             58,996,743                  --          59,067,406
Payable to custodian                                                         --              95,735                  --
Payable to affiliates                                                   403,129             269,566             318,600
Payable for trustee fees                                                  4,589               4,148               4,177
Other accrued expenses and liabilities                                  442,771             347,551             492,113
                                                               ----------------    ----------------    ----------------
         Total liabilities                                           64,736,690           4,793,150          61,251,480
                                                               ----------------    ----------------    ----------------
NET ASSETS                                                     $    217,309,346    $    180,922,991    $    261,940,462
                                                               ================    ================    ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                $    686,983,420    $    600,068,138    $    624,462,186
Accumulated net investment loss                                      (2,205,069)         (1,232,981)         (1,148,134)
Accumulated net realized loss on investments                       (513,740,691)       (456,858,685)       (390,513,879)
Net unrealized appreciation of investments                           46,271,686          38,946,519          29,140,289
                                                               ----------------    ----------------    ----------------
NET ASSETS                                                     $    217,309,346    $    180,922,991    $    261,940,462
                                                               ================    ================    ================
  * Cost of investment in securities                           $    171,925,517    $    141,706,229    $    227,643,719

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)
                                   (Continued)

                                                                     ING                 ING                ING
                                                                   GROWTH +            GROWTH             LARGECAP
                                                                    VALUE           OPPORTUNITIES          GROWTH
                                                                     FUND                FUND               FUND
                                                               ----------------    ----------------    ----------------
CLASS A:
Net Assets                                                     $     48,362,085    $     49,166,222    $     74,202,863
Shares authorized                                                     unlimited           unlimited           unlimited
Par value                                                      $           0.01    $           0.01    $           0.00
Shares outstanding                                                    4,942,681           3,766,378           4,463,853
Net asset value and redemption price per share                 $           9.78    $          13.05    $          16.62
Maximum offering price per share (5.75%)(1)                    $          10.38    $          13.85    $          17.63

CLASS B:
Net Assets                                                     $    116,822,644    $     54,174,520    $    101,569,629
Shares authorized                                                     unlimited           unlimited           unlimited
Par value                                                      $           0.01    $           0.01    $           0.00
Shares outstanding                                                   12,621,510           4,475,844           6,276,634
Net asset value and redemption price per share(2)              $           9.26    $          12.10    $          16.18
Maximum offering price per share                               $           9.26    $          12.10    $          16.18

CLASS C:
Net Assets                                                     $     51,878,275    $     25,186,576    $     50,869,811
Shares authorized                                                     unlimited           unlimited           unlimited
Par value                                                      $           0.01    $           0.01    $           0.00
Shares outstanding                                                    5,607,185           2,077,164           3,152,622
Net asset value and redemption price per share(2)              $           9.25    $          12.13    $          16.14
Maximum offering price per share                               $           9.25    $          12.13    $          16.14

CLASS I:
Net Assets                                                                  n/a    $     52,392,562    $     27,465,247
Shares authorized                                                           n/a           unlimited           unlimited
Par value                                                                   n/a    $           0.01    $           0.00
Shares outstanding                                                          n/a           3,874,430           1,604,672
Net asset value and redemption price per share                              n/a    $          13.52    $          17.12
Maximum offering price per share                                            n/a    $          13.52    $          17.12

CLASS Q:
Net Assets                                                     $        246,342    $          3,111    $      7,832,912
Shares authorized                                                     unlimited           unlimited           unlimited
Par value                                                      $           0.01    $           0.01    $           0.00
Shares outstanding                                                       25,392                 240             459,859
Net asset value and redemption price per share                 $           9.70    $          12.96    $          17.03
Maximum offering price per share                               $           9.70    $          12.96    $          17.03

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)

                                                          ING                  ING                 ING                 ING
                                                         MIDCAP              SMALLCAP          DISCIPLINED           FINANCIAL
                                                      OPPORTUNITIES        OPPORTUNITIES         LARGECAP            SERVICES
                                                          FUND                 FUND                FUND                FUND
                                                     ----------------    ----------------    ----------------    ----------------
ASSETS:
Investments in securities at value*                  $    177,162,450    $    301,775,001    $     82,533,364    $    317,791,320
Short-term investments at amortized cost                      679,000           7,950,000             432,000           9,772,000
Cash                                                            1,007                  --                 380                 778
Cash collateral for futures                                        --                  --              16,000                  --
Cash collateral for securities loaned                      47,739,843          74,561,535             544,335                  --
Receivables:
     Investment securities sold                             2,958,013                  --           8,281,597              35,910
     Fund shares sold                                         103,856             521,509               3,466                  --
     Dividends and interest                                    34,304              19,014             142,428             373,463
     Variation margin receivable                                   --                  --                 275                  --
Prepaid expenses                                               22,535              32,171              34,787              22,473
                                                     ----------------    ----------------    ----------------    ----------------
         Total assets                                     228,703,354         384,859,230          91,988,632         327,995,944
                                                     ----------------    ----------------    ----------------    ----------------
LIABILITIES:
Payable for investment securities purchased                 3,260,125             516,046           8,474,594                  --
Payable for fund shares redeemed                              111,372             386,048             149,699             477,956
Payable upon return of securities loaned                   47,739,843          74,561,535             544,335                  --
Payable to affiliates                                         301,023             499,713             110,941             355,488
Payable to custodian                                               --              27,148                  --                  --
Payable for trustee fees                                        4,755               3,068               2,665               9,175
Other accrued expenses and liabilities                        218,008             362,355             152,124             666,287
                                                     ----------------    ----------------    ----------------    ----------------
                                                           51,635,126          76,355,913           9,434,358           1,508,906
                                                     ----------------    ----------------    ----------------    ----------------
NET ASSETS                                           $    177,068,228    $    308,503,317    $     82,554,274    $    326,487,038
                                                     ================    ================    ================    ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                      $    315,542,409    $    586,260,314    $    132,956,519    $    282,407,314
Undistributed net investment income
   (accumulated net investment loss)                       (1,392,132)         (2,684,000)           (102,410)            194,694
Accumulated net realized gain (loss)
   on investments                                        (177,112,793)       (368,454,618)        (56,534,913)          1,275,294
Net unrealized appreciation of investments                 40,030,744          93,381,621           6,235,078          42,609,736
                                                     ----------------    ----------------    ----------------    ----------------
NET ASSETS                                           $    177,068,228    $    308,503,317    $     82,554,274    $    326,487,038
                                                     ================    ================    ================    ================
  * Cost of investments in securities                $    137,131,706    $    208,393,380    $     76,300,477    $    275,181,584

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)
                                   (Continued)

                                                          ING                  ING                 ING                 ING
                                                         MIDCAP              SMALLCAP          DISCIPLINED           FINANCIAL
                                                      OPPORTUNITIES        OPPORTUNITIES         LARGECAP            SERVICES
                                                          FUND                 FUND                FUND                FUND
                                                     ----------------    ----------------    ----------------    ----------------
CLASS A:
Net Assets                                           $     49,810,293    $    124,779,042    $      5,713,181    $    193,417,621
Shares authorized                                           unlimited           unlimited           unlimited           unlimited
Par value                                            $           0.01    $           0.01    $           0.01    $           0.00
Shares outstanding                                          4,187,879           5,271,421             684,045           9,285,264
Net asset value and redemption price per share       $          11.89    $          23.67    $           8.35    $          20.83
Maximum offering price per share (5.75%)(1)          $          12.62    $          25.11    $           8.86    $          22.10

CLASS B:
Net Assets                                           $     47,224,661    $    100,299,475    $     34,629,080    $    133,069,417
Shares authorized                                           unlimited           unlimited           unlimited           unlimited
Par value                                            $           0.01    $           0.01    $           0.01    $           0.00
Shares outstanding                                          4,118,043           4,578,843           4,293,396           6,432,321
Net asset value and redemption price per share(2)    $          11.47    $          21.90    $           8.07    $          20.69
Maximum offering price per share                     $          11.47    $          21.90    $           8.07    $          20.69

CLASS C:
Net Assets                                           $     73,547,411    $     71,119,330    $     20,707,737                 n/a
Shares authorized                                           unlimited           unlimited           unlimited                 n/a
Par value                                            $           0.01    $           0.01    $           0.01                 n/a
Shares outstanding                                          6,444,787           3,253,435           2,567,246                 n/a
Net asset value and redemption price per share(2)    $          11.41    $          21.86    $           8.07                 n/a
Maximum offering price per share                     $          11.41    $          21.86    $           8.07                 n/a

CLASS I:
Net Assets                                           $      1,600,415    $     11,512,331    $     21,504,276
Shares authorized                                           unlimited           unlimited           unlimited                 n/a
Par value                                            $           0.01    $           0.01    $           0.01                 n/a
Shares outstanding                                            131,892             482,470           2,532,248                 n/a
Net asset value and redemption price per share       $          12.13    $          23.86    $           8.49                 n/a
Maximum offering price per share                     $          12.13    $          23.86    $           8.49                 n/a

CLASS Q:
Net Assets                                           $      4,885,448    $        793,139                 n/a                 n/a
Shares authorized                                           unlimited           unlimited                 n/a                 n/a
Par value                                            $           0.01    $           0.01                 n/a                 n/a
Shares outstanding                                            407,820              33,360                 n/a                 n/a
Net asset value and redemption price per share       $          11.98    $          23.78                 n/a                 n/a
Maximum offering price per share                     $          11.98    $          23.78                 n/a                 n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)

                                                                                         ING                 ING
                                                                     ING                MIDCAP             SMALLCAP
                                                                   MAGNACAP             VALUE               VALUE
                                                                     FUND                FUND                FUND
                                                               ----------------    ----------------    ----------------
ASSETS:
Investments in securities at value*                            $    376,454,952    $     60,605,364    $     46,253,503
Short-term investments at amortized cost                              4,145,000                  --                  --
Cash                                                                         --           4,045,107           2,299,164
Cash collateral for securities loaned                                69,837,027          10,703,414           7,076,010
Receivables:
     Investment securities sold                                              --             508,146                  --
     Fund shares sold                                                    28,438           1,163,914             998,631
     Dividends and interest                                             944,840              69,393              37,684
Prepaid expenses                                                         62,074              17,260              18,334
Reimbursement due from manager                                              284                  12                 678
                                                               ----------------    ----------------    ----------------
         Total assets                                               451,472,615          77,112,610          56,684,004
                                                               ----------------    ----------------    ----------------
LIABILITIES:
Payable for investment securities purchased                                  --           2,184,269             212,969
Payable for fund shares redeemed                                      1,172,104             122,786              49,260
Payable upon return of securities loaned                             69,837,027          10,703,414           7,076,010
Payable to affiliates                                                   375,944              87,274              67,560
Payable to custodian                                                      1,909                  --                  --
Payable for trustee fees                                                 61,021               1,542               1,264
Other accrued expenses and liabilities                                  643,822              83,140              77,302
                                                               ----------------    ----------------    ----------------
         Total liabilities                                           72,091,827          13,182,425           7,484,365
                                                               ----------------    ----------------    ----------------
NET ASSETS                                                     $    379,380,788    $     63,930,185    $     49,199,639
                                                               ================    ================    ================
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                                                $    423,495,452    $     64,311,319    $     45,281,512
Accumulated net investment loss                                        (443,612)           (207,761)           (288,888)
Accumulated net realized gain (loss) on investments                 (73,301,299)           (415,158)          1,219,291
Net unrealized appreciation of investments                           29,630,247             241,785           2,987,724
                                                               ----------------    ----------------    ----------------
NET ASSETS                                                     $    379,380,788    $     63,930,185    $     49,199,639
                                                               ================    ================    ================
  * Cost of investments in securities                          $    346,824,705    $     60,363,579    $     43,265,779

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)
                                   (Continued)

                                                                                         ING                 ING
                                                                     ING                MIDCAP             SMALLCAP
                                                                   MAGNACAP             VALUE               VALUE
                                                                     FUND                FUND                FUND
                                                               ----------------    ----------------    ----------------
CLASS A:
Net Assets                                                     $    306,287,493    $     26,360,586    $     19,276,182
Shares authorized                                                    80,000,000           unlimited           unlimited
Par value                                                      $           0.00    $          0.001    $          0.001
Shares outstanding                                                   31,738,577           2,562,693           1,631,024
Net asset value and redemption price per share                 $           9.65    $          10.29    $          11.82
Maximum offering price per share (5.75%)(1)                    $          10.24    $          10.92    $          12.54

CLASS B:
Net Assets                                                     $     55,652,527    $     19,922,875    $     13,106,228
Shares authorized                                                    80,000,000           unlimited           unlimited
Par value                                                      $           0.00    $          0.001    $          0.001
Shares outstanding                                                    5,965,775           1,950,304           1,119,167
Net asset value and redemption price per share(2)              $           9.33    $          10.22    $          11.71
Maximum offering price per share                               $           9.33    $          10.22    $          11.71

CLASS C:
Net Assets                                                     $     11,421,652    $     17,043,176    $     16,437,447
Shares authorized                                                    20,000,000           unlimited           unlimited
Par value                                                      $           0.00    $          0.001    $          0.001
Shares outstanding                                                    1,223,463           1,668,338           1,404,824
Net asset value and redemption price per share(2)              $           9.34    $          10.22    $          11.70
Maximum offering price per share                               $           9.34    $          10.22    $          11.70

CLASS I:
Net Assets                                                     $          7,585    $        585,968    $        378,950
Shares authorized                                                    50,000,000           unlimited           unlimited
Par value                                                      $           0.00    $          0.001    $          0.001
Shares outstanding                                                          788              56,637              31,960
Net asset value and redemption price per share                 $           9.63    $          10.35    $          11.86
Maximum offering price per share                               $           9.63    $          10.35    $          11.86

CLASS M:
Net Assets                                                     $      6,003,237                 n/a                 n/a
Shares authorized                                                     5,000,000                 n/a                 n/a
Par value                                                      $           0.00                 n/a                 n/a
Shares outstanding                                                      628,209                 n/a                 n/a
Net asset value and redemption price per share(3)              $           9.56                 n/a                 n/a
Maximum offering price per share                               $           9.91                 n/a                 n/a

CLASS Q:
Net Assets                                                     $          8,294    $         17,580    $            832
Shares authorized                                                    20,000,000           unlimited           unlimited
Par value                                                      $           0.00    $          0.001    $          0.001
Shares outstanding                                                          855               1,707                  69
Net asset value and redemption price per share                 $           9.70    $          10.30    $          11.97
Maximum offering price per share                               $           9.70    $          10.30    $          11.97

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)

                                                            ING                                    ING                ING
                                                       TAX EFFICIENT           ING              EQUITY AND            REAL
                                                           EQUITY           CONVERTIBLE            BOND              ESTATE
                                                           FUND                FUND                FUND               FUND
                                                     ----------------    ----------------    ----------------    ----------------
ASSETS:
Investments in securities at value*                  $     32,954,679    $    214,334,330    $     73,847,429    $    163,692,001
Short-term investments at amortized cost                      778,000             184,000           5,907,000                  --
Cash                                                            1,427                 855              24,264           1,710,403
Cash collateral for futures                                        --                  --               3,000                  --
Cash collateral for securities loaned                       9,104,544          56,440,813                  --           2,353,876
Receivables:
     Investment securities sold                                    --             501,025             402,345                  --
     Fund shares sold                                           1,346             168,217                 290              26,565
     Dividends and interest                                    30,374           1,198,224             307,609             739,817
     Variation margin receivable                                   --                  --               6,937                  --
Other assets                                                       --                  --              13,000                  --
Prepaid expenses                                               21,717              35,209              24,342              36,031
Reimbursement due from manager                                    655                  --               4,281              15,199
                                                     ----------------    ----------------    ----------------    ----------------
         Total assets                                      42,892,742         272,862,673          80,540,497         168,573,892
                                                     ----------------    ----------------    ----------------    ----------------
LIABILITIES:
Securities sold short                                          11,550                  --              13,650                  --
Payable for investment securities purchased                        --             490,000           7,915,227                  --
Payable for fund shares redeemed                                   --             271,822             121,377              54,529
Payable upon return of securities loaned                    9,104,544          56,440,813                  --           2,353,876
Payable to affiliates                                          32,896             288,167              89,131             111,369
Payable for trustee fees                                        1,890               9,355                 988               4,499
Other accrued expenses and liabilities                         77,606             280,355             147,032             169,354
                                                     ----------------    ----------------    ----------------    ----------------
         Total liabilities                                  9,228,486          57,780,512           8,287,405           2,693,627
                                                     ----------------    ----------------    ----------------    ----------------
NET ASSETS                                           $     33,664,256    $    215,082,161    $     72,253,092    $    165,880,265
                                                     ================    ================    ================    ================
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                                      $     39,546,707    $    283,323,598    $     87,087,125    $    134,104,883
Undistributed net investment income
   (accumulated net investment loss)                          (75,511)          1,598,987            (138,282)            990,279
Accumulated net realized loss on investments               (8,808,245)        (88,572,366)        (18,248,444)           (654,196)
Net unrealized appreciation of investments                  3,001,305          18,731,942           3,552,693          31,439,299
                                                     ----------------    ----------------    ----------------    ----------------
NET ASSETS                                           $     33,664,256    $    215,082,161    $     72,253,092    $    165,880,265
                                                     ================    ================    ================    ================
  * Cost of investment in securities                 $     29,956,343    $    195,602,388    $     70,298,312    $    132,518,779

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)
                                   (Continued)

                                                            ING                                    ING                ING
                                                       TAX EFFICIENT           ING              EQUITY AND            REAL
                                                           EQUITY           CONVERTIBLE            BOND              ESTATE
                                                           FUND                FUND                FUND               FUND
                                                     ----------------    ----------------    ----------------    ----------------
CLASS A:
Net Assets                                           $     27,782,631    $     61,767,221    $     37,400,634    $      6,146,238
Shares authorized                                           unlimited           unlimited           unlimited           unlimited
Par Value                                            $          0.001    $           0.00    $           0.00    $           0.00
Shares outstanding                                          2,864,459           3,463,475           3,080,255             506,153
Net asset value and redemption price per share       $           9.70    $          17.83    $          12.14    $          12.14
Maximum offering price per share (5.75%)(1)          $          10.29    $          18.92    $          12.88    $          12.88

CLASS B:
Net Assets                                           $      4,956,707    $     76,760,391    $     20,325,737    $        863,352
Shares authorized                                           unlimited           unlimited           unlimited           unlimited
Par Value                                            $          0.001    $           0.00    $           0.00    $           0.00
Shares outstanding                                            525,928           3,923,324           1,554,515              70,896
Net asset value and redemption price per share(2)    $           9.42    $          19.57    $          13.08    $          12.18
Maximum offering price per share                     $           9.42    $          19.57    $          13.08    $          12.18

CLASS C:
Net Assets                                           $        924,918    $     72,767,229    $     14,193,010    $      2,250,418
Shares authorized                                           unlimited           unlimited           unlimited           unlimited
Par Value                                            $          0.001    $           0.00    $           0.00    $           0.00
Shares outstanding                                             98,785           3,984,445           1,224,186             180,371
Net asset value and redemption price per share(2)    $           9.36    $          18.26    $          11.59    $          12.48
Maximum offering price per share                     $           9.36    $          18.26    $          11.59    $          12.48

CLASS Q:
Net Assets                                                        n/a    $      3,787,320    $        333,711                 n/a
Shares authorized                                                 n/a           unlimited           unlimited                 n/a
Par Value                                                         n/a    $           0.00    $           0.00                 n/a
Shares outstanding                                                n/a             218,562              27,689                 n/a
Net asset value and redemption price per share                    n/a    $          17.33    $          12.05                 n/a
Maximum offering price per share                                  n/a    $          17.33    $          12.05                 n/a

CLASS I:
Net Assets                                                        n/a                 n/a                 n/a    $    156,620,257
Shares authorized                                                 n/a                 n/a                 n/a           unlimited
Par Value                                                         n/a                 n/a                 n/a    $           0.00
Shares outstanding                                                n/a                 n/a                 n/a          12,407,295
Net asset value and redemption price per share                    n/a                 n/a                 n/a    $          12.62
Maximum offering price per share                                  n/a                 n/a                 n/a    $          12.62

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2003 (Unaudited)

                                                                     ING                 ING                ING
                                                                   GROWTH +            GROWTH             LARGECAP
                                                                    VALUE           OPPORTUNITIES          GROWTH
                                                                     FUND               FUND(1)             FUND
                                                               ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                               $        313,932    $        480,770    $        718,103
Interest                                                                 18,365              11,694               2,452
Securities loaned income                                                  4,403                  --               3,534
                                                               ----------------    ----------------    ----------------
     Total investment income                                            336,700             492,464             724,089
                                                               ----------------    ----------------    ----------------
EXPENSES:
Investment management fees                                            1,040,823             819,297             804,999
Distribution and service fees:
     Class A                                                             70,613              72,389             101,320
     Class B                                                            552,250             258,636             420,220
     Class C                                                            252,090             122,281             202,677
     Class Q                                                                276                   4               9,372
     Class T                                                                 --                 587                  --
Transfer agent fees:
     Class A                                                             32,151              27,750             110,162
     Class B                                                             75,361              35,155             155,037
     Class C                                                             34,435              16,612              74,625
     Class I                                                                 --               1,677              19,521
     Class Q                                                                113                  --               5,675
     Class T                                                                 --                  93                  --
Administrative service fees                                             260,821             194,167             107,332
Shareholder reporting expense                                           145,603              97,241             131,129
Registration fees                                                        27,658              31,193              38,945
Professional fees                                                        18,526              16,175              17,313
Custody and accounting fees                                              17,871              19,464              18,674
Trustee fees                                                              6,405               5,124               4,758
Insurance expense                                                         2,663               2,064               2,052
Miscellaneous expense                                                     4,110               5,536               5,675
                                                               ----------------    ----------------    ----------------
     Total expenses                                                   2,541,769           1,725,445           2,229,486
                                                               ----------------    ----------------    ----------------
Less:
     Net waived and reimbursed fees                                          --                  --             357,263
                                                               ----------------    ----------------    ----------------
     Net expenses                                                     2,541,769           1,725,445           1,872,223
                                                               ----------------    ----------------    ----------------
Net investment loss                                                  (2,205,069)         (1,232,981)         (1,148,134)
                                                               ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                     26,797,490          12,470,166          36,379,053
Net change in unrealized appreciation (depreciation) of
investments                                                          20,138,742          15,737,281          (3,522,922)
                                                               ----------------    ----------------    ----------------
Net realized and unrealized gain on investments                      46,936,232          28,207,447          32,856,131
                                                               ----------------    ----------------    ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $     44,731,163    $     26,974,466    $     31,707,997
                                                               ================    ================    ================
  *Foreign taxes                                               $             --    $          1,304    $          1,224

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this Fund.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2003 (Unaudited)


                                                          ING                  ING                 ING                 ING
                                                         MIDCAP              SMALLCAP          DISCIPLINED           FINANCIAL
                                                      OPPORTUNITIES        OPPORTUNITIES         LARGECAP            SERVICES
                                                          FUND                 FUND                FUND                FUND
                                                     ----------------    ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                     $        264,008    $        388,889    $        694,079    $      3,079,076
Interest                                                       15,581              23,493               2,790              57,732
Securities loaned income                                        4,157              23,831                  --                  --
Other                                                              --              10,634                  --                  --
                                                     ----------------    ----------------    ----------------    ----------------
     Total investment income                                  283,746             446,847             696,869           3,136,808
                                                     ----------------    ----------------    ----------------    ----------------
EXPENSES:
Investment management fees                                    865,003           1,416,890             290,040           1,188,455
Distribution and service fees:
     Class A                                                   69,580             171,253               9,536             236,448
     Class B                                                  220,544             460,443             174,067             653,785
     Class C                                                  349,122             333,043             105,838                  --
     Class Q                                                    5,786               1,015                  --                  --
     Class T                                                       --                  92                  --                  --
Transfer agent fees:
     Class A                                                   33,240              89,684               4,165             349,534
     Class B                                                   31,590              72,322              22,803             257,729
     Class C                                                   49,930              52,349              13,864                  --
     Class I                                                       80                 828                 309                  --
     Class Q                                                       46                  72                  --                  --
     Class T                                                       --                  14                  --                  --
Administrative service fees                                   160,255             296,960              64,858               6,899
Shareholder reporting expense                                  56,200             111,405              38,765             148,615
Registration fees                                              38,730              45,363              30,117              21,872
Professional fees                                              10,689              23,961               8,815              26,619
Custody and accounting fees                                    10,651              27,172              29,032              28,914
Trustee fees                                                    4,758               8,418               2,928               8,563
Insurance expense                                               1,960               3,317                 861               3,540
Miscellaneous expense                                           9,388              16,246               3,281               6,254
                                                     ----------------    ----------------    ----------------    ----------------
     Total expenses                                         1,917,552           3,130,847             799,279           2,937,227
                                                     ----------------    ----------------    ----------------    ----------------
Less:
     Net waived and reimbursed fees                           241,674                  --                  --                  --
                                                     ----------------    ----------------    ----------------    ----------------
     Net expenses                                           1,675,878           3,130,847             799,279           2,937,227
                                                     ----------------    ----------------    ----------------    ----------------
Net investment income (loss)                               (1,392,132)         (2,684,000)           (102,410)            199,581
                                                     ----------------    ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain on:
     Investments                                            6,670,678          24,630,767           2,885,038          14,537,482
     Futures contracts                                             --                  --              50,566                  --
                                                     ----------------    ----------------    ----------------    ----------------
     Net realized gain on investments and
         futures contracts                                  6,670,678          24,630,767           2,935,604          14,537,482
                                                     ----------------    ----------------    ----------------    ----------------
Net change in unrealized appreciation
     (depreciation) of investments and futures             21,978,925          52,223,815           4,729,495          23,866,049
                                                     ----------------    ----------------    ----------------    ----------------
     Net realized and unrealized gain on
         investments and futures contracts                 28,649,603          76,854,582           7,665,099          38,403,531
                                                     ----------------    ----------------    ----------------    ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $     27,257,471    $     74,170,582    $      7,562,689    $     38,603,112
                                                     ================    ================    ================    ================

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2003 (Unaudited)

                                                                                         ING                 ING
                                                                     ING                MIDCAP             SMALLCAP
                                                                   MAGNACAP              VALUE              VALUE
                                                                     FUND                 FUND               FUND
                                                               ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                               $      2,971,732    $        336,463    $        161,487
Interest                                                                 11,206                 374                  64
Securities loaned income                                                  3,367               2,920               4,300
Other                                                                       517                  --                  --
                                                               ----------------    ----------------    ----------------
     Total investment income                                          2,986,822             339,757             165,851
                                                               ----------------    ----------------    ----------------
EXPENSES:
Investment management fees                                              957,050             236,989             192,969
Distribution and service fees:
     Class A                                                            264,143              23,820              18,355
     Class B                                                            255,051              75,455              51,723
     Class C                                                             44,477              64,240              66,324
     Class M                                                             24,507                  --                  --
     Class Q                                                              6,363                  20                   1
Transfer agent fees:
     Class A                                                            174,334              21,426              16,455
     Class B                                                             50,499              16,962              11,607
     Class C                                                              8,806              14,401              14,842
     Class I                                                                 --                  35                  21
     Class M                                                              6,470                  --                  --
     Class Q                                                                 26                  --                  --
Administrative service fees                                               7,137              23,698              19,297
Shareholder reporting expense                                            91,496               8,173               7,320
Registration fees                                                        32,261              33,665              28,297
Professional fees                                                        20,929               2,997               3,459
Custody and accounting fees                                              23,968               4,890               3,660
Trustee fees                                                              6,405                 549                 915
Insurance expense                                                         2,121                 353                 247
Miscellaneous expense                                                    44,786                 777               1,190
                                                               ----------------    ----------------    ----------------
     Total expenses                                                   2,020,829             528,450             436,682
                                                               ----------------    ----------------    ----------------
Less:
     Net waived and reimbursed fees                                          --              10,265              11,276
                                                               ----------------    ----------------    ----------------
     Net expenses                                                     2,020,829             518,185             425,406
                                                               ----------------    ----------------    ----------------
Net investment income (loss)                                            965,993            (178,428)           (259,555)
                                                               ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                      2,441,028           2,169,884           4,849,765
Net change in unrealized appreciation of investments                 29,639,830           7,740,896           6,386,401
                                                               ----------------    ----------------    ----------------
Net realized and unrealized gain on investments                      32,080,858           9,910,780          11,236,166
                                                               ----------------    ----------------    ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $     33,046,851    $      9,732,352    $     10,976,611
                                                               ================    ================    ================
  *Foreign taxes                                               $         21,116    $             --    $             --

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2003 (Unaudited)

                                                            ING                                    ING
                                                       TAX EFFICIENT           ING              EQUITY AND             ING
                                                           EQUITY           CONVERTIBLE            BOND            REAL ESTATE
                                                           FUND                FUND              FUND(1)               FUND
                                                     ----------------    ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                     $        181,726    $        929,218    $        371,942    $      4,831,300
Interest                                                        5,461           2,657,608             727,600               1,381
Securities loaned income                                          516              15,801                  --                  41
                                                     ----------------    ----------------    ----------------    ----------------
     Total investment income                                  187,703           3,602,627           1,099,542           4,832,722
                                                     ----------------    ----------------    ----------------    ----------------
EXPENSES:
Investment management fees                                    132,649             755,093             270,437             525,060
Distribution and service fees:
     Class A                                                   47,441              97,760              62,867               4,531
     Class B                                                   25,556             365,992             108,517               1,736
     Class C                                                    4,708             342,572              70,628               6,555
     Class Q                                                       --               5,612                 386                  --
     Class T                                                       --                  --                 135                  --
Transfer agent fees:
     Class A                                                   24,127              56,972              30,795               5,227
     Class B                                                    4,549              74,049              18,427                 488
     Class C                                                      837              69,527              12,017               1,911
     Class I                                                       --                  --                  --             108,985
     Class Q                                                       --               1,110                 302               1,139
     Class T                                                       --                  --                  32                  --
Administrative service fees                                    16,581             100,677              36,058              75,007
Shareholder reporting expense                                   7,488              67,710              44,886               9,153
Registration fees                                              18,722              18,863              32,611              28,060
Professional fees                                               2,951              14,806              18,227              15,166
Custody and accounting fees                                     3,843              23,106              18,300              13,029
Trustee fees                                                      366               4,758               2,196               3,242
Insurance expense                                                 318               1,937                 907                  --
Offering expense                                                   --                  --                  --              53,425
Miscellaneous expense                                             584               4,100               2,232               7,310
                                                     ----------------    ----------------    ----------------    ----------------
     Total expenses                                           290,720           2,004,644             729,960             860,024
                                                     ----------------    ----------------    ----------------    ----------------
Less:
     Net waived and reimbursed fees                            27,506                  --              44,790              93,322
                                                     ----------------    ----------------    ----------------    ----------------
     Net expenses                                             263,214           2,004,644             685,170             766,702
                                                     ----------------    ----------------    ----------------    ----------------
Net investment income (loss)                                  (75,511)          1,597,983             414,372           4,066,020
                                                     ----------------    ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, FOREIGN CURRENCIES AND
     FUTURES CONTRACTS:
Net realized gain (loss) on:
     Investments                                              413,540          10,842,481          (3,787,898)          8,309,338
     Foreign currencies                                            --              20,178              12,662                  --
                                                     ----------------    ----------------    ----------------    ----------------
     Net realized gain (loss) on investments
         and foreign currencies                               413,540          10,862,659          (3,775,236)          8,309,338
                                                     ----------------    ----------------    ----------------    ----------------
Net change in unrealized appreciation
     (depreciation) on investments, foreign
     currencies and futures contracts                       3,434,194           9,065,929           6,961,526          12,853,556
                                                     ----------------    ----------------    ----------------    ----------------
     Net realized and unrealized gain on
         investments and foreign currencies and
         futures contracts                                  3,847,734          19,928,588           3,186,290          21,162,894
                                                     ----------------    ----------------    ----------------    ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $      3,772,223    $     21,526,571    $      3,600,662    $     25,228,914
                                                     ================    ================    ================    ================
  *Foreign taxes                                     $            160    $             --    $             --    $             --

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this fund.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                     ING GROWTH + VALUE FUND
                                                                              ------------------------------------
                                                                                 SIX MONTHS             YEAR
                                                                                   ENDED                ENDED
                                                                                 NOVEMBER 30,          MAY 31,
                                                                                    2003                2003
                                                                              ----------------    ----------------
FROM OPERATIONS:
Net investment loss                                                           $     (2,205,069)   $     (4,743,710)
Net realized gain (loss) on investments                                             26,797,490         (96,541,901)
Net change in unrealized appreciation of investments                                20,138,742          21,655,719
                                                                              ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                     44,731,163         (79,629,892)
                                                                              ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    11,669,506          22,504,824
Cost of shares redeemed                                                            (45,475,916)       (111,119,568)
                                                                              ----------------    ----------------
Net decrease in net assets resulting from capital share transactions               (33,806,410)        (88,614,744)
                                                                              ----------------    ----------------
Net increase (decrease) in net assets                                               10,924,753        (168,244,636)

NET ASSETS:
Beginning of period                                                                206,384,593         374,629,229
                                                                              ----------------    ----------------
End of period                                                                 $    217,309,346    $    206,384,593
                                                                              ================    ================
Accumulated net investment loss at end of period                              $     (2,205,069)   $             --
                                                                              ================    ================

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                          ING GROWTH OPPORTUNITIES FUND             ING LARGECAP GROWTH FUND
                                                       ------------------------------------    ------------------------------------
                                                          SIX MONTHS            YEAR              SIX MONTHS            YEAR
                                                            ENDED              ENDED                ENDED              ENDED
                                                         NOVEMBER 30,          MAY 31,            NOVEMBER 30,         MAY 31,
                                                             2003               2003                 2003               2003
                                                       ----------------    ----------------    ----------------    ----------------
FROM OPERATIONS:
Net investment loss                                    $     (1,232,981)   $     (3,315,002)   $     (1,148,134)   $     (2,412,261)
Net realized gain (loss) on investments                      12,470,166         (55,971,035)         36,379,053         (67,406,141)
Net change in unrealized appreciation (depreciation)
   of investments                                            15,737,281           7,993,868          (3,522,922)         27,230,077
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting from
   operations                                                26,974,466         (51,292,169)         31,707,997         (42,588,325)
                                                       ----------------    ----------------    ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                             15,722,902          14,322,951          86,443,482          37,811,932
Cost of shares redeemed                                     (38,603,520)        (79,882,586)        (29,575,547)       (101,232,282)
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting from
   capital share transactions                               (22,880,618)        (65,559,635)         56,867,935         (63,420,350)
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets                         4,093,848        (116,851,804)         88,575,932        (106,008,675)

NET ASSETS:
Beginning of period                                         176,829,143         293,680,947         173,364,530         279,373,205
                                                       ----------------    ----------------    ----------------    ----------------
End of period                                          $    180,922,991    $    176,829,143    $    261,940,462    $    173,364,530
                                                       ================    ================    ================    ================
Accumulated net investment loss at end of period       $     (1,232,981)   $             --    $     (1,148,134)   $             --
                                                       ================    ================    ================    ================

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                           ING MIDCAP OPPORTUNITIES FUND         ING SMALLCAP OPPORTUNITIES FUND
                                                       ------------------------------------    ------------------------------------
                                                          SIX MONTHS            YEAR              SIX MONTHS            YEAR
                                                            ENDED              ENDED                ENDED              ENDED
                                                         NOVEMBER 30,          MAY 31,            NOVEMBER 30,         MAY 31,
                                                             2003               2003                 2003               2003
                                                       ----------------    ----------------    ----------------    ----------------
FROM OPERATIONS:
Net investment loss                                    $     (1,392,132)   $     (2,858,315)   $     (2,684,000)   $     (6,705,515)
Net realized gain (loss) on investments                       6,670,678         (35,686,206)         24,630,767        (136,228,953)
Net change in unrealized appreciation of investments         21,978,925           3,498,927          52,223,815          23,893,365
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting from
   operations                                                27,257,471         (35,045,594)         74,170,582        (119,041,103)
                                                       ----------------    ----------------    ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                             14,546,813          19,074,655          31,904,431          64,613,733
Cost of shares redeemed                                     (35,388,499)        (98,427,376)        (76,206,193)       (144,373,057)
                                                       ----------------    ----------------    ----------------    ----------------
Net decrease in net assets resulting from
   capital share transactions                               (20,841,686)        (79,352,721)        (44,301,762)        (79,759,324)
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets                         6,415,785        (114,398,315)         29,868,820        (198,800,427)

NET ASSETS:
Beginning of period                                         170,652,443         285,050,758         278,634,497         477,434,924
                                                       ----------------    ----------------    ----------------    ----------------
End of period                                          $    177,068,228    $    170,652,443    $    308,503,317    $    278,634,497
                                                       ================    ================    ================    ================
Accumulated net investment loss at end of period       $     (1,392,132)   $             --    $     (2,684,000)   $             --
                                                       ================    ================    ================    ================

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                          ING DISCIPLINED LARGECAP FUND            ING FINANCIAL SERVICES FUND
                                                       ------------------------------------    ------------------------------------
                                                           SIX MONTHS            YEAR             SIX MONTHS             YEAR
                                                             ENDED              ENDED               ENDED               ENDED
                                                          NOVEMBER 30,          MAY 31,          NOVEMBER 30,           MAY 31,
                                                             2003                2003                2003                2003
                                                       ----------------    ----------------    ----------------    ----------------
FROM OPERATIONS:
Net investment income (loss)                           $       (102,410)   $       (113,825)   $        199,581    $        702,701
Net realized gain (loss) on investments                       2,935,604         (18,751,052)         14,537,482            (725,878)
Net change in unrealized appreciation (depreciation)
   of investments                                             4,729,495           4,799,759          23,866,049         (34,505,470)
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting from
   operations                                                 7,562,689         (14,065,118)         38,603,112         (34,528,647)
                                                       ----------------    ----------------    ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                           --                  --            (697,897)           (904,133)
Net realized gains:
   Class A                                                           --                  --          (7,418,744)        (11,242,235)
   Class B                                                           --                  --          (5,117,566)         (7,757,255)
                                                       ----------------    ----------------    ----------------    ----------------
Total distributions                                                  --                  --         (13,234,207)        (19,903,623)
                                                       ----------------    ----------------    ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              1,986,085          10,784,368           7,878,902          26,466,948
Dividends reinvested                                                 --                  --           9,519,261          13,242,563
                                                       ----------------    ----------------    ----------------    ----------------
                                                              1,986,085          10,784,368          17,398,163          39,709,511
Cost of shares redeemed                                      (9,584,920)        (35,260,799)        (25,254,691)        (78,411,061)
                                                       ----------------    ----------------    ----------------    ----------------
Net decrease in net assets resulting from
   capital share transactions                                (7,598,835)        (24,476,431)         (7,856,528)        (38,701,550)
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets                           (36,146)        (38,541,549)         17,512,377         (93,133,820)

NET ASSETS:
Beginning of period                                          82,590,420         121,131,969         308,974,661         402,108,481
                                                       ----------------    ----------------    ----------------    ----------------
End of period                                          $     82,554,274    $     82,590,420    $    326,487,038    $    308,974,661
                                                       ================    ================    ================    ================
Undistributed net investment income
   (accumulated net investment loss) at end of
   period                                              $       (102,410)   $            --    $        194,694    $        693,010
                                                       ================    ================    ================    ================

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                                       ING MAGNACAP FUND
                                                                              ------------------------------------
                                                                                SIX MONTHS               YEAR
                                                                                  ENDED                 ENDED
                                                                                NOVEMBER 30,            MAY 31,
                                                                                   2003                 2003
                                                                              ----------------    ----------------
FROM OPERATIONS:
Net investment income                                                         $        965,993    $      1,260,957
Net realized gain (loss) on investments                                              2,441,028         (73,313,713)
Net change in unrealized appreciation (depreciation) of investments                 29,639,830          28,047,677
                                                                              ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                     33,046,851         (44,005,079)
                                                                              ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                                          (2,057,070)           (541,544)
   Class I                                                                                (103)                 --
   Class M                                                                              (4,890)                 --
   Class Q                                                                             (42,794)            (37,713)
                                                                              ----------------    ----------------
Total distributions                                                                 (2,104,857)           (579,257)
                                                                              ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     9,985,775          19,818,980
Net proceeds from shares issued in merger                                          137,589,132                  --
Dividends reinvested                                                                 1,816,429             509,567
                                                                              ----------------    ----------------
                                                                                   149,391,336          20,328,547
Cost of shares redeemed                                                            (31,706,330)        (66,540,583)
                                                                              ----------------    ----------------
Net increase (decrease) in net assets resulting from capital share
   transactions                                                                    117,685,006         (46,212,036)
                                                                              ----------------    ----------------
Net increase (decrease) in net assets                                              148,627,000         (90,796,372)

NET ASSETS:
Beginning of period                                                                230,753,788         321,550,160
                                                                              ----------------    ----------------
End of period                                                                 $    379,380,788    $    230,753,788
                                                                              ================    ================
Undistributed net investment income (accumulated net investment loss)
   at end of period                                                           $       (443,612)   $        695,252
                                                                              ================    ================

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                              ING MIDCAP VALUE FUND                   ING SMALLCAP VALUE FUND
                                                       ------------------------------------    ------------------------------------
                                                          SIX MONTHS            YEAR              SIX MONTHS            YEAR
                                                            ENDED              ENDED                ENDED              ENDED
                                                         NOVEMBER 30,          MAY 31,            NOVEMBER 30,         MAY 31,
                                                             2003               2003                 2003               2003
                                                       ----------------    ----------------    ----------------    ----------------
FROM OPERATIONS:
Net investment loss                                    $       (178,428)   $       (167,900)   $       (259,555)   $       (290,497)
Net realized gain (loss) on investments                       2,169,884          (2,585,042)          4,849,765            (808,791)
Net change in unrealized depreciation of investments          7,740,896          (7,038,519)          6,386,401          (3,280,630)
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting from
   operations                                                 9,732,352          (9,791,461)         10,976,611          (4,379,918)
                                                       ----------------    ----------------    ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                           --             (66,920)                 --             (53,921)
   Class B                                                           --             (10,431)                 --                (269)
   Class C                                                           --              (8,620)                 --              (8,732)
   Class I                                                           --              (1,546)                 --              (2,331)
   Class Q                                                           --                (105)                 --                  --
Net realized gains:
   Class A                                                           --            (197,711)         (1,073,901)           (119,158)
   Class B                                                           --            (153,548)           (775,481)            (76,523)
   Class C                                                           --            (125,926)           (949,961)            (90,831)
   Class I                                                           --              (2,253)            (22,291)             (2,504)
   Class Q                                                           --                (180)                (48)                 (6)
                                                       ----------------    ----------------    ----------------    ----------------
Total distributions                                                  --            (567,240)         (2,821,682)           (354,275)
                                                       ----------------    ----------------    ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                             20,782,333          20,390,316          11,954,395          16,776,369
Dividends reinvested                                                 --             452,894           2,135,018             266,141
                                                       ----------------    ----------------    ----------------    ----------------
                                                             20,782,333          20,843,210          14,089,413          17,042,510
Cost of shares redeemed                                      (6,061,371)        (17,802,172)         (5,021,693)        (15,157,416)
                                                       ----------------    ----------------    ----------------    ----------------
Net increase in net assets resulting from
   capital share transactions                                14,720,962           3,041,038           9,067,720           1,885,094
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets                        24,453,314          (7,317,663)         17,222,649          (2,849,099)

NET ASSETS:
Beginning of period                                          39,476,871          46,794,534          31,976,990          34,826,089
                                                       ----------------    ----------------    ----------------    ----------------
End of period                                          $     63,930,185    $     39,476,871    $     49,199,639    $     31,976,990
                                                       ================    ================    ================    ================
Accumulated net investment loss at end of period       $       (207,761)   $        (29,333)   $       (288,888)   $        (29,333)
                                                       ================    ================    ================    ================

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                          ING TAX EFFICIENT EQUITY FUND                ING CONVERTIBLE FUND
                                                       ------------------------------------    ------------------------------------
                                                          SIX MONTHS            YEAR             SIX MONTHS            YEAR
                                                             ENDED             ENDED               ENDED              ENDED
                                                         NOVEMBER 30,          MAY 31,           NOVEMBER 30,          MAY 31,
                                                             2003              2003                2003                2003
                                                       ----------------    ----------------    ----------------    ----------------
FROM OPERATIONS:
Net investment income (loss)                           $        (75,511)   $        (51,846)   $      1,597,983    $      4,069,736
Net realized gain (loss) on investments                         413,540          (7,613,046)         10,862,659          (1,549,700)
Net change in unrealized appreciation (depreciation)
   of investments                                             3,434,194           1,166,471           9,065,929           8,112,313
                                                       ----------------    ----------------    ----------------    ----------------
Net decrease in net assets resulting from operations          3,772,223          (6,498,421)         21,526,571          10,632,349
                                                       ----------------    ----------------    ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                           --                  --            (626,105)         (1,038,306)
   Class B                                                           --                  --            (641,476)         (1,007,242)
   Class C                                                           --                  --            (655,824)         (1,039,451)
   Class Q                                                           --                  --             (45,508)           (129,825)
                                                       ----------------    ----------------    ----------------    ----------------
Total distributions                                                  --                  --          (1,968,913)         (3,214,824)
                                                       ----------------    ----------------    ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                167,567             591,224          24,550,447          19,562,889
Dividends reinvested                                                 --                  --           1,239,363           2,040,333
                                                       ----------------    ----------------    ----------------    ----------------
                                                                167,567             591,224          25,789,810          21,603,222
Cost of shares redeemed                                      (2,816,376)         (6,371,872)        (24,079,352)        (74,420,958)
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets resulting from
   capital share transactions                                (2,648,809)         (5,780,648)          1,710,458         (52,817,736)
                                                       ----------------    ----------------    ----------------    ----------------
Net increase (decrease) in net assets                         1,123,414         (12,279,069)         21,268,116         (45,400,211)

NET ASSETS:
Beginning of period                                          32,540,842          44,819,911         193,814,045         239,214,256
                                                       ----------------    ----------------    ----------------    ----------------
End of period                                          $     33,664,256    $     32,540,842    $    215,082,161    $    193,814,045
                                                       ================    ================    ================    ================
Undistributed net investment income
   (accumulated net investment loss) at end of period  $        (75,511)   $             --    $      1,598,987    $      1,969,917
                                                       ================    ================    ================    ================

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                   ING EQUITY AND BOND FUND
                                             ------------------------------------
                                               SIX MONTHS            YEAR
                                                 ENDED               ENDED
                                               NOVEMBER 30,          MAY 31,
                                                  2003                2003
                                             ----------------    ----------------
FROM OPERATIONS:
Net investment income                        $        414,372    $      2,052,389
Net realized gain (loss) on investments            (3,775,236)        (10,770,814)
Net change in unrealized
   appreciation (depreciation)
   of investments                                   6,961,526           4,912,801
                                             ----------------    ----------------
Net increase (decrease) in
   net assets resulting from operations             3,600,662          (3,805,624)
                                             ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                           (559,656)         (1,077,960)
   Class B                                           (274,265)           (368,267)
   Class C                                           (203,493)           (273,453)
   Class I                                                 --                  --
   Class Q                                             (4,429)             (4,292)
   Class T                                                 --             (62,879)
Net realized gains:
   Class A                                                 --                  --
   Class B                                                 --                  --
   Class C                                                 --                  --
   Class I                                                 --                  --
In excess of net investment income:
   Class I                                                 --                  --
                                             ----------------    ----------------
Total distributions                                (1,041,843)         (1,786,851)
                                             ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   11,429,548          13,090,514
Dividends reinvested                                  764,038           1,413,761
                                             ----------------    ----------------
                                                   12,193,586          14,504,275
Cost of shares redeemed                           (14,781,669)        (48,110,001)
                                             ----------------    ----------------
Net increase (decrease) in
   net assets resulting from
   capital share transactions                      (2,588,083)        (33,605,726)
                                             ----------------    ----------------
Net increase (decrease) in net assets                 (29,264)        (39,198,201)

NET ASSETS:
Beginning of period                                72,282,356         111,480,557
                                             ----------------    ----------------
End of period                                $     72,253,092    $     72,282,356
                                             ================    ================
Undistributed net investment income
   (accumulated net investment loss)
   at end of period                          $       (138,282)   $        489,189
                                             ================    ================

                                                               ING REAL ESTATE FUND
                                             --------------------------------------------------------
                                               SIX MONTHS          SEVEN MONTHS            YEAR
                                                  ENDED                ENDED               ENDED
                                               NOVEMBER 30,           MAY 31,           OCTOBER 31,
                                                  2003                 2003                2002
                                             ----------------    ----------------    ----------------
FROM OPERATIONS:
Net investment income                        $      4,066,020    $      2,676,211    $      3,936,443
Net realized gain (loss) on investments             8,309,338           3,228,787           2,174,768
Net change in unrealized
   appreciation (depreciation)
   of investments                                  12,853,556          11,405,743            (193,441)
                                             ----------------    ----------------    ----------------
Net increase (decrease) in
   net assets resulting from operations            25,228,914          17,310,741           5,917,770
                                             ----------------    ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                           (101,023)             (3,557)                 --
   Class B                                             (7,971)             (1,521)                 --
   Class C                                            (26,247)                (74)                 --
   Class I                                         (4,349,925)         (2,053,561)         (3,936,443)
   Class Q                                                 --                  --                  --
   Class T                                                 --                  --                  --
Net realized gains:
   Class A                                           (242,273)                 --                  --
   Class B                                            (30,332)                 --                  --
   Class C                                            (87,401)                 --                  --
   Class I                                         (6,232,489)                 --                  --
In excess of net investment income:
   Class I                                                 --                  --          (1,294,844)
                                             ----------------    ----------------    ----------------
Total distributions                               (11,077,661)         (2,058,713)         (5,231,287)
                                             ----------------    ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   28,954,953          23,221,408          31,057,798
Dividends reinvested                                7,548,958           1,220,646           3,749,980
                                             ----------------    ----------------    ----------------
                                                   36,503,911          24,442,054          34,807,778
Cost of shares redeemed                           (11,708,035)        (10,091,863)        (14,351,398)
                                             ----------------    ----------------    ----------------
Net increase (decrease) in
   net assets resulting from
   capital share transactions                      24,795,876          14,350,191          20,456,380
                                             ----------------    ----------------    ----------------
Net increase (decrease) in net assets              38,947,129          29,602,219          21,142,863

NET ASSETS:
Beginning of period                               126,933,136          97,330,917          76,188,054
                                             ----------------    ----------------    ----------------
End of period                                $    165,880,265    $    126,933,136    $     97,330,917
                                             ================    ================    ================
Undistributed net investment income
   (accumulated net investment loss)
   at end of period                          $        990,279    $      1,409,425    $        214,000
                                             ================    ================    ================

                 See Accompanying Notes to Financial Statements

ING GROWTH + VALUE FUND (UNAUDITED)                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     CLASS A
                                             --------------------------------------------------------
                                                                                             SEVEN
                                               SIX MONTHS       YEAR          YEAR          MONTHS
                                                 ENDED          ENDED         ENDED          ENDED
                                              NOVEMBER 30,     MAY 31,       MAY 31,        MAY 31,
                                                 2003           2003          2002          2001(1)
                                             --------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $         7.88          9.96         13.88         24.91
 Income (loss) from investment operations:
 Net investment income (loss)                $        (0.08)        (0.13)        (0.15)        (0.13)
 Net realized and unrealized gain (loss)
 on investments                              $         1.98         (1.95)        (3.77)        (8.68)
 Total from investment operations            $         1.90         (2.08)        (3.92)        (8.81)
 Less distributions from:
 Net investment income                       $           --            --            --          2.16
 Tax return of capital                       $           --            --            --          0.06
 Total distributions                         $           --            --            --          2.22
 Net asset value, end of period              $         9.78          7.88          9.96         13.88
 TOTAL RETURN(2)                             %        24.11        (20.88)       (28.24)       (38.02)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       48,362        51,218        90,290       160,251
 Ratios to average net assets:
 Net expenses(3)                             %         1.90          1.87          1.78          1.77
 Net investment income (loss)(3)             %        (1.58)        (1.42)        (1.18)        (1.52)
 Portfolio turnover rate                     %           84           294           255            95

                                                     CLASS A
                                             ------------------------
                                              YEAR ENDED OCTOBER 31,
                                             ------------------------
                                                2000          1999
                                             ----------    ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             19.76         10.44
 Income (loss) from investment operations:
 Net investment income (loss)                     (0.20)        (0.17)
 Net realized and unrealized gain (loss)
 on investments                                    7.81          9.49
 Total from investment operations                  7.61          9.32
 Less distributions from:
 Net investment income                             2.46            --
 Tax return of capital                               --            --
 Total distributions                               2.46            --
 Net asset value, end of period                   24.91         19.76
 TOTAL RETURN(2)                                  40.18         89.27

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              257,601        81,225
 Ratios to average net assets:
 Net expenses(3)                                   1.57          1.69
 Net investment income (loss)(3)                  (1.22)        (1.30)
 Portfolio turnover rate                            163           197

                                                                       CLASS B
                                             --------------------------------------------------------
                                                                                           SEVEN
                                               SIX MONTHS       YEAR          YEAR         MONTHS
                                                 ENDED          ENDED         ENDED        ENDED
                                              NOVEMBER 30,     MAY 31,       MAY 31,       MAY 31,
                                                  2003           2003         2002         2001(1)
                                             --------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $         7.48          9.52         13.36         24.17
 Income (loss) from investment operations:
 Net investment income (loss)                $        (0.10)        (0.18)        (0.23)        (0.19)
 Net realized and unrealized gain (loss)
 on investments                              $         1.88         (1.86)        (3.61)        (8.40)
 Total from investment operations            $         1.78         (2.04)        (3.84)        (8.59)
 Less distributions from:
 Net investment income                       $           --            --            --          2.16
 Tax return of capital                       $           --            --            --          0.06
 Total distributions                         $           --            --            --          2.22
 Net asset value, end of period              $         9.26          7.48          9.52         13.36
 TOTAL RETURN(2)                             %        23.80        (21.43)       (28.74)       (38.31)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      116,823       105,173       185,950       326,139
 Ratios to average net assets:
 Net expenses(3)                             %         2.60          2.57          2.48          2.47
 Net investment income (loss)(3)             %        (2.28)        (2.12)        (1.88)        (2.22)
 Portfolio turnover rate                     %           84           294           255            95

                                                      CLASS B
                                             ------------------------
                                              YEAR ENDED OCTOBER 31,
                                             ------------------------
                                                2000          1999
                                             ----------    ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             19.34         10.29
 Income (loss) from investment operations:
 Net investment income (loss)                     (0.36)        (0.27)
 Net realized and unrealized gain (loss)
 on investments                                    7.65          9.32
 Total from investment operations                  7.29          9.05
 Less distributions from:
 Net investment income                             2.46            --
 Tax return of capital                               --            --
 Total distributions                               2.46            --
 Net asset value, end of period                   24.17         19.34
 TOTAL RETURN(2)                                  39.33         87.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              507,282       227,227
 Ratios to average net assets:
 Net expenses(3)                                   2.27          2.39
 Net investment income (loss)(3)                  (1.92)        (2.00)
 Portfolio turnover rate                            163           197

(1) The Fund changed its fiscal year-end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING GROWTH + VALUE FUND (UNAUDITED) (CONTINUED)            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     CLASS C
                                             --------------------------------------------------------
                                                                                            SEVEN
                                               SIX MONTHS        YEAR          YEAR         MONTHS
                                                 ENDED          ENDED         ENDED         ENDED
                                              NOVEMBER 30,      MAY 31,       MAY 31,       MAY 31,
                                                  2003           2003          2002         2001(1)
                                             --------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $         7.47          9.51         13.35         24.16
 Income (loss) from investment operations:
 Net investment income (loss)                $        (0.10)        (0.20)        (0.25)        (0.19)
 Net realized and unrealized gain (loss)
 on investments                              $         1.88         (1.84)        (3.59)        (8.40)
 Total from investment operations            $         1.78         (2.04)        (3.84)        (8.59)
 Less distributions from:
 Net investment income                       $           --            --            --          2.16
 Tax return of capital                       $           --            --            --          0.06
 Total distributions                         $           --            --            --          2.22
 Net asset value, end of period              $         9.25          7.47          9.51         13.35
 TOTAL RETURN(2)                             %        23.83        (21.45)       (28.76)       (38.33)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       51,878        49,783        97,993       183,037
 Ratios to average net assets:
 Net expenses(3)                             %         2.60          2.57          2.48          2.47
 Net investment income (loss)(3)             %        (2.28)        (2.11)        (1.88)        (2.22)
 Portfolio turnover rate                     %           84           294           255            95

                                                     CLASS C
                                             ------------------------
                                             YEAR ENDED   OCTOBER 31,
                                             ------------------------
                                                 2000        1999
                                             ----------    ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             19.33         10.29
 Income (loss) from investment operations:
 Net investment income (loss)                     (0.33)        (0.26)
 Net realized and unrealized gain (loss)
 on investments                                    7.62          9.30
 Total from investment operations                  7.29          9.04
 Less distributions from:
 Net investment income                             2.46            --
 Tax return of capital                               --            --
 Total distributions                               2.46            --
 Net asset value, end of period                   24.16         19.33
 TOTAL RETURN(2)                                  39.35         87.85

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              280,484        84,391
 Ratios to average net assets:
 Net expenses(3)                                   2.27          2.40
 Net investment income (loss)(3)                  (1.92)        (2.01)
 Portfolio turnover rate                            163           197

(1)  The Fund changed its fiscal year-end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING GROWTH OPPORTUNITIES FUND (UNAUDITED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   CLASS A
                                             --------------------------------------------------------
                                                                                            FIVE
                                              SIX MONTHS          YEAR          YEAR       MONTHS
                                                ENDED            ENDED         ENDED       ENDED
                                              NOVEMBER 30,       MAY 31,       MAY 31,      MAY 31,
                                                 2003             2003          2002        2001(1)
                                             --------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        11.16         13.29         18.63         25.45
 Income (loss) from investment operations:
 Net investment income (loss)                $        (0.08)        (0.20)        (0.27)        (0.11)
 Net realized and unrealized gain (loss)
 on investments                              $         1.97         (1.93)        (5.07)        (6.71)
 Total from investment operations            $         1.89         (2.13)        (5.34)        (6.82)
 Less distributions from:
 Net realized gains from investments         $           --            --            --            --
 Total distributions                         $           --            --            --            --
 Net asset value, end of period              $        13.05         11.16         13.29         18.63
 TOTAL RETURN(2)                             %        16.94        (16.03)       (28.66)       (26.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       49,166        49,944        89,619       158,754
 Ratios to average net assets:
 Net expenses(3)                             %         1.82          1.85          1.80          1.73
 Net investment income (loss)(3)             %        (1.24)        (1.46)        (1.62)        (1.34)
 Portfolio turnover rate                     %           44           355           473           217

                                                    CLASS A
                                             ------------------------
                                              YEAR ENDED OCTOBER 31,
                                             ------------------------
                                                2000          1999
                                             ----------    ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             33.17         26.06
 Income (loss) from investment operations:
 Net investment income (loss)                     (0.21)        (0.15)
 Net realized and unrealized gain (loss)
 on investments                                   (6.02)        20.10
 Total from investment operations                 (6.23)        19.95
 Less distributions from:
 Net realized gains from investments               1.49         12.84
 Total distributions                               1.49         12.84
 Net asset value, end of period                   25.45         33.17
 TOTAL RETURN(2)                                 (19.11)        93.26

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              206,590       101,260
 Ratios to average net assets:
 Net expenses(3)                                   1.46          1.39
 Net investment income (loss)(3)                  (0.86)        (0.98)
 Portfolio turnover rate                            326           286

                                                                      CLASS B
                                             --------------------------------------------------------
                                                                                             FIVE
                                               SIX MONTHS       YEAR          YEAR          MONTHS
                                                 ENDED         ENDED          ENDED          ENDED
                                              NOVEMBER 30,     MAY 31,       MAY 31,        MAY 31,
                                                 2003           2003           2002         2001(1)
                                             --------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        10.39         12.45         17.58         24.09
 Income (loss) from investment operations:
 Net investment income (loss)                $        (0.11)        (0.25)        (0.37)        (0.17)
 Net realized and unrealized gain (loss)
 on investments                              $         1.82         (1.81)        (4.76)        (6.34)
 Total from investment operations            $         1.71         (2.06)        (5.13)        (6.51)
 Less distributions from:
 Net realized gains from investments         $           --            --            --            --
 Total distributions                         $           --            --            --            --
 Net asset value, end of period              $        12.10         10.39         12.45         17.58
 TOTAL RETURN(2)                             %        16.46        (16.55)       (29.18)       (27.02)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       54,175        50,620        88,274       162,106
 Ratios to average net assets:
 Net expenses(3)                             %         2.52          2.55          2.50          2.43
 Net investment income (loss)(3)             %        (1.95)        (2.15)        (2.32)        (2.04)
 Portfolio turnover rate                     %           44           355           473           217

                                                     CLASS B
                                             ------------------------
                                               YEAR ENDED OCTOBER 31,
                                             ------------------------
                                                2000          1999
                                             ----------    ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             31.70         25.46
 Income (loss) from investment operations:
 Net investment income (loss)                     (0.35)        (0.18)
 Net realized and unrealized gain (loss)
 on investments                                   (5.77)        19.26
 Total from investment operations                 (6.12)        19.08
 Less distributions from:
 Net realized gains from investments               1.49         12.84
 Total distributions                               1.49         12.84
 Net asset value, end of period                   24.09         31.70
 TOTAL RETURN(2)                                 (19.66)        91.84

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              224,299        88,305
 Ratios to average net assets:
 Net expenses(3)                                   2.16          2.10
 Net investment income (loss)(3)                  (1.56)        (1.69)
 Portfolio turnover rate                            326           286

(1)  The Fund changed its fiscal year-end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING GROWTH OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      CLASS C
                                             --------------------------------------------------------
                                                                                            FIVE
                                               SIX MONTHS        YEAR          YEAR         MONTHS
                                                 ENDED          ENDED         ENDED         ENDED
                                               NOVEMBER 30,     MAY 31,       MAY 31,       MAY 31,
                                                 2003            2003         2002          2001(1)
                                             --------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        10.41         12.48         17.62         24.13
 Income (loss) from investment operations:
 Net investment income (loss)                $        (0.11)        (0.26)        (0.41)        (0.17)
 Net realized and unrealized gain (loss)
 on investments                              $         1.83         (1.81)        (4.73)        (6.34)
 Total from investment operations            $         1.72         (2.07)        (5.14)        (6.51)
 Less distributions from:
 Net realized gains from investments         $           --            --            --            --
 Total distributions                         $           --            --            --            --
 Net asset value, end of period              $        12.13         10.41         12.48         17.62
 TOTAL RETURN(2)                             %        16.52        (16.59)       (29.17)       (26.98)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       25,187        24,015        45,901        93,537
 Ratioses to average net assets:
 Net expenses(3)                             %         2.52          2.55          2.50          2.43
 Net investment income (loss)(3)             %        (1.95)        (2.15)        (2.32)        (2.04)
 Portfolio turnover rate                     %           44           355           473           217


                                                     CLASS C
                                             ------------------------
                                              YEAR ENDED OCTOBER 31,
                                             ------------------------
                                                2000          1999
                                             ----------    ----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             31.75       25.48
 Income (loss) from investment operations:
 Net investment income (loss)                     (0.31)      (0.10)
 Net realized and unrealized gain (loss)
 on investments                                   (5.82)      19.21
 Total from investment operations                 (6.13)      19.11
 Less distributions from:
 Net realized gains from investments               1.49       12.84
 Total distributions                               1.49       12.84
 Net asset value, end of period                   24.13       31.75
 TOTAL RETURN(2)                                 (19.65)      91.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              130,389      21,006
 Ratioses to average net assets:
 Net expenses(3)                                   2.16        2.10
 Net investment income (loss)(3)                  (1.56)      (1.69)
 Portfolio turnover rate                            326         286

(1)  The Fund changed its fiscal year-end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than on year.

                 See Accompanying Notes to Financial Statements.

ING LARGECAP GROWTH FUND (UNAUDITED)                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          CLASS A
                                                 ----------------------------------------------------------------
                                                   SIX MONTHS        YEAR         YEAR        ELEVEN MONTHS
                                                     ENDED          ENDED        ENDED            ENDED
                                                   NOVEMBER 30,     MAY 31,      MAY 31,         MAY 31,
                                                     2003            2003         2002           2001(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         14.33         16.59         24.40          43.12
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.05)        (0.15)        (0.18)         (0.20)
 Net realized and unrealized gain (loss)
   on investments                             $          2.34         (2.11)        (7.63)        (18.05)
 Total from investment operations             $          2.29         (2.26)        (7.81)        (18.25)
 Less distributions from:
 Net investment income                        $            --            --          0.00*            --
 Net realized gain from investments           $            --            --            --           0.47
 Total distributions                          $            --            --          0.00*          0.47
 Net asset value, end of period               $         16.62         14.33         16.59          24.40
 TOTAL RETURN(3)                              %         15.90        (13.62)       (31.99)        (42.67)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        74,203        40,941        65,642        161,824
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          1.45          1.60          1.58           1.47
 Gross expenses prior to expense
   reimbursement(4)                           %          1.78          1.76          1.58           1.47
 Net investment income (loss) after expense
   reimbursement(4)(5)                        %         (0.77)        (0.96)        (1.12)         (0.78)
 Portfolio turnover rate                      %           129           291           536            331

                                                                 CLASS A
                                                 ----------------------------------------
                                                                    THREE
                                                      YEAR          MONTHS       YEAR
                                                     ENDED          ENDED        ENDED
                                                    JUNE 30,       JUNE 30,    MARCH 31,
                                                      2000         1999(2)       1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         28.09         24.94       15.73
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.22)        (0.02)      (0.08)
 Net realized and unrealized gain (loss)
   on investments                             $         15.63          3.17        9.77
 Total from investment operations             $         15.41          3.15        9.69
 Less distributions from:
 Net investment income                        $            --            --          --
 Net realized gain from investments           $          0.38            --        0.48
 Total distributions                          $          0.38            --        0.48
 Net asset value, end of period               $         43.12         28.09       24.94
 TOTAL RETURN(3)                              %         55.35         12.63       63.06
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       186,261        30,108      12,445
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          1.36          1.43        1.59
 Gross expenses prior to expense
   reimbursement(4)                           %          1.36          1.45        2.24
 Net investment income (loss) after expense
   reimbursement(4)(5)                        %         (0.87)        (0.56)      (0.65)
 Portfolio turnover rate                      %           139            27         253

                                                                               CLASS B
                                                 ----------------------------------------------------------------
                                                   SIX MONTHS       YEAR         YEAR          ELEVEN MONTHS
                                                     ENDED         ENDED        ENDED              ENDED
                                                   NOVEMBER 30,    MAY 31,      MAY 31,           MAY 31,
                                                     2003           2003         2002             2001(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         13.99         16.30         24.14         42.94
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.09)        (0.24)        (0.43)        (0.41)
 Net realized and unrealized gain (loss)
   on investments                             $          2.28         (2.07)        (7.41)       (17.92)
 Total from investment operations             $          2.19         (2.31)        (7.84)       (18.33)
 Less distributions from:
 Net investment income                        $            --            --            --            --
 Net realized gain from investments           $            --            --            --          0.47
 Total distributions                          $            --            --            --          0.47
 Net asset value, end of period               $         16.18         13.99         16.30         24.14
 TOTAL RETURN(3)                              %         15.57        (14.17)       (32.48)       (43.04)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       101,570        72,575       116,738       224,572
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          2.10          2.25          2.23          2.12
 Gross expenses prior to expense
   reimbursement(4)                           %          2.43          2.41          2.23          2.12
 Net investment income (loss) after
   expense reimbursement(4)(5)                %         (1.42)        (1.61)        (1.77)        (1.43)
 Portfolio turnover rate                      %           129           291           536           331

                                                                 CLASS B
                                                 ----------------------------------------
                                                                    THREE
                                                      YEAR          MONTHS       YEAR
                                                     ENDED          ENDED        ENDED
                                                    JUNE 30,       JUNE 30,    MARCH 31,
                                                      2000          1999(2)       1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         28.15         25.04         15.64
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.39)        (0.05)        (0.08)
 Net realized and unrealized gain (loss)
   on investments                             $         15.56          3.16          9.71
 Total from investment operations             $         15.17          3.11          9.63
 Less distributions from:
 Net investment income                        $            --            --            --
 Net realized gain from investments           $          0.38            --          0.23
 Total distributions                          $          0.38            --          0.23
 Net asset value, end of period               $         42.94         28.15         25.04
 TOTAL RETURN(3)                              %         55.37         12.42         62.28
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       333,256        49,057        20,039
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          2.01          2.08          2.24
 Gross expenses prior to expense
   reimbursement(4)                           %          2.01          2.10          2.89
 Net investment income (loss) after
   expense reimbursement(4)(5)                %         (1.52)        (1.21)        (1.28)
 Portfolio turnover rate                      %           139            27           253

(1)  The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING LARGECAP GROWTH FUND (UNAUDITED) (CONTINUED)            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               CLASS C
                                                 ----------------------------------------------------------------
                                                   SIX MONTHS       YEAR         YEAR        ELEVEN MONTHS
                                                     ENDED         ENDED        ENDED            ENDED
                                                   NOVEMBER 30,    MAY 31,      MAY 31,         MAY 31,
                                                     2003           2003         2002           2001(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         13.95         16.25         24.07         42.82
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.09)        (0.25)        (0.48)        (0.39)
 Net realized and unrealized gain (loss)
   on investments                             $          2.28         (2.05)        (7.34)       (17.89)
 Total from investment operations             $          2.19         (2.30)        (7.82)       (18.28)
 Less distributions from:
 Net realized gain from investments           $            --            --            --          0.47
 Total distributions                          $            --            --            --          0.47
 Net asset value, end of period               $         16.14         13.95         16.25         24.07
 TOTAL RETURN(3)                              %         15.86        (14.15)       (32.49)       (43.04)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        50,870        31,516        54,048       117,222
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %          2.10          2.25          2.23          2.12
 Gross expenses prior to expense
   reimbursement(4)                           %          2.43          2.41          2.23          2.12
 Net investment income (loss) after
   expense reimbursement(4)(5)                %         (1.42)        (1.61)        (1.77)        (1.43)
 Portfolio turnover rate                      %           129           291           536           331

                                                                  CLASS C
                                                 ----------------------------------------
                                                                  THREE
                                                      YEAR        MONTHS         YEAR
                                                     ENDED        ENDED          ENDED
                                                    JUNE 30,     JUNE 30,      MARCH 31,
                                                      2000        1999(2)         1999
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         28.07         24.97       15.63
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.35)        (0.06)      (0.07)
 Net realized and unrealized gain (loss)
   on investments                             $         15.48          3.16        9.65
 Total from investment operations             $         15.13          3.10        9.58
 Less distributions from:
 Net realized gain from investments           $          0.38            --        0.24
 Total distributions                          $          0.38            --        0.24
 Net asset value, end of period               $         42.82         28.07       24.97
 TOTAL RETURN(3)                              %         54.38         12.41       61.97
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       152,682        17,755       8,004
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          2.01          2.08        2.25
 Gross expenses prior to expense
   reimbursement(4)                           %          2.01          2.10        2.90
 Net investment income (loss) after
   expense reimbursement(4)(5)                %         (1.52)        (1.21)      (1.26)
 Portfolio turnover rate                      %           139            27         253

(1)  The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING MidCap Opportunities Fund
(Unaudited) Financial HighlightsSelected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS A
                                                 ------------------------------------------------------------
                                                                                                  FIVE
                                                   SIX MONTHS         YEAR         YEAR          MONTHS
                                                      ENDED          ENDED        ENDED          ENDED
                                                   NOVEMBER 30,      MAY 31,      MAY 31,        MAY 31,
                                                       2003           2003         2002          2001(1)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         10.12         11.11         14.58          19.12
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.06)        (0.12)        (0.17)*        (0.11)
 Net realized and unrealized gain (loss)
   on investments                             $          1.83         (0.87)        (3.30)         (4.43)
 Total from investment operations             $          1.77         (0.99)        (3.47)         (4.54)
 Less distributions from:
 Net realized gain from investments           $            --            --            --             --
 Total distributions                          $            --            --            --             --
 Net asset value, end of period               $         11.89         10.12         11.11          14.58
 TOTAL RETURN(3)                              %         17.49         (8.91)       (23.80)        (23.74)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        49,810        44,010        68,106         24,265
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          1.50          1.50          1.77           2.06
 Gross expenses prior to expense
   reimbursement(4)                           %          1.78          1.83          1.99           2.06
 Net investment income (loss) after expense
   reimbursement(4)(5)                        %         (1.17)        (1.15)        (1.45)         (1.52)
 Portfolio turnover rate                      %            37           345           399            182

                                                                   CLASS A
                                                 -------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------
                                                       2000         1999          1998(2)
                                                 -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         21.29         12.96         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.15)        (0.09)        (0.03)
 Net realized and unrealized gain (loss)
   on investments                             $          0.16         12.01          2.99
 Total from investment operations             $          0.01         11.92          2.96
 Less distributions from:
 Net realized gain from investments           $          2.18          3.59            --
 Total distributions                          $          2.18          3.59            --
 Net asset value, end of period               $         19.12         21.29         12.96
 TOTAL RETURN(3)                              %         (0.35)       103.24         29.60
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        25,742         6,291           610
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          1.66          1.74          1.80
 Gross expenses prior to expense
   reimbursement(4)                           %          1.66          1.74          2.42
 Net investment income (loss) after expense
   reimbursement(4)(5)                        %         (0.96)        (1.34)        (1.10)
 Portfolio turnover rate                      %           188           201            61

                                                                           CLASS B
                                                 ------------------------------------------------------------
                                                                                                  FIVE
                                                   SIX MONTHS         YEAR         YEAR          MONTHS
                                                      ENDED          ENDED        ENDED          ENDED
                                                   NOVEMBER 30,      MAY 31,      MAY 31,        MAY 31,
                                                       2003           2003         2002          2001(1)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          9.80         10.83         14.30          18.79
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.10)        (0.20)        (0.25)*        (0.14)
 Net realized and unrealized gain (loss)
   on investments                             $          1.77         (0.83)        (3.22)         (4.35)
 Total from investment operations             $          1.67         (1.03)        (3.47)         (4.49)
 Less distributions from:
 Net realized gain from investments           $            --            --            --             --
 Total distributions                          $            --            --            --             --
 Net asset value, end of period               $         11.47          9.80         10.83          14.30
 TOTAL RETURN(3)                              %         17.04         (9.51)       (24.27)        (23.90)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        47,225        43,183        69,621         28,448
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          2.20          2.20          2.47           2.76
 Gross expenses prior to expense
   reimbursement(4)                           %          2.48          2.53          2.69           2.76
 Net investment income (loss) after
   expense reimbursement(4)(5)                %         (1.87)        (1.85)        (2.15)         (2.22)
 Portfolio turnover rate                      %            37           345           399            182

                                                                   CLASS B
                                                 -------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------
                                                       2000         1999          1998(2)
                                                 -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         21.12         12.97         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.24)        (0.07)        (0.03)
 Net realized and unrealized gain (loss)
   on investments                             $          0.09         11.81          3.00
 Total from investment operations             $         (0.15)        11.74          2.97
 Less distributions from:
 Net realized gain from investments           $          2.18          3.59            --
 Total distributions                          $          2.18          3.59            --
 Net asset value, end of period               $         18.79         21.12         12.97
 TOTAL RETURN(3)                              %         (1.13)       101.73         29.70
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        35,551         8,252           140
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          2.36          2.40          2.50
 Gross expenses prior to expense
   reimbursement(4)                           %          2.36          2.40          3.27
 Net investment income (loss) after
   expense reimbursement(4)(5)                %         (1.66)        (2.00)        (2.05)
 Portfolio turnover rate                      %           188           201            61

(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on August 20, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS C
                                                 ------------------------------------------------------------
                                                                                                  FIVE
                                                   SIX MONTHS         YEAR         YEAR          MONTHS
                                                      ENDED          ENDED        ENDED          ENDED
                                                   NOVEMBER 30,      MAY 31,      MAY 31,        MAY 31,
                                                       2003           2003         2002          2001(1)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          9.75         10.77         14.24          18.72
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.10)        (0.19)        (0.25)*        (0.14)
 Net realized and unrealized gain (loss)
   on investments                             $          1.76         (0.83)        (3.22)         (4.34)
 Total from investment operations             $          1.66         (1.02)        (3.47)         (4.48)
 Less distributions from:
 Net realized gain from investments           $            --            --            --             --
 Total distributions                          $            --            --            --             --
 Net asset value, end of period               $         11.41          9.75         10.77          14.24
 TOTAL RETURN(3)                              %         17.03         (9.47)       (24.37)        (23.93)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        73,547        67,730       100,888         18,901
 Ratios to average net assets:
 Net expenses after expense
   reimbursement(4)(5)                        %          2.20          2.20          2.47           2.76
 Gross expenses prior to expense
   reimbursement(4)                           %          2.48          2.53          2.69           2.76
 Net investment income (loss) after expense
   reimbursement(4)(5)                        %         (1.87)        (1.85)        (2.15)         (2.22)
 Portfolio turnover rate                      %            37           345           399            182

                                                                   CLASS C
                                                 -------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------
                                                       2000         1999          1998(2)
                                                 -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         21.03         12.96         10.00
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.24)        (0.07)        (0.04)
 Net realized and unrealized gain (loss)
   on investments                             $          0.11         11.73          3.00
 Total from investment operations             $         (0.13)        11.66          2.96
 Less distributions from:
 Net realized gain from investments           $          2.18          3.59            --
 Total distributions                          $          2.18          3.59            --
 Net asset value, end of period               $         18.72         21.03         12.96
 TOTAL RETURN(3)                              %         (1.03)       101.16         29.60
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        25,939         4,560            87
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)  %          2.36          2.36          2.50
 Gross expenses prior to expense
   reimbursement(4)                           %          2.36          2.36          3.22
 Net investment income (loss) after expense
   reimbursement(4)(5)                        %         (1.66)        (1.98)        (2.04)
 Portfolio turnover rate                      %           188           201            61

(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on August 20, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has aggreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED)                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS A
                                                 ------------------------------------------------------------
                                                                                                  FIVE
                                                   SIX MONTHS         YEAR         YEAR          MONTHS
                                                      ENDED          ENDED        ENDED          ENDED
                                                   NOVEMBER 30,      MAY 31,      MAY 31,        MAY 31,
                                                       2003           2003         2002          2001(1)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         18.16         24.04         38.78          47.17
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.18)        (0.35)        (0.51)*        (0.23)
 Net realized and unrealized gain (loss)
   on investments                             $          5.69         (5.53)       (13.24)         (8.16)
 Total from investment operations             $          5.51         (5.88)       (13.75)         (8.39)
 Less distributions from:
 Net realized gain from investments           $            --            --          0.99             --
 Total distributions                          $            --            --          0.99             --
 Net asset value, end of period               $         23.67         18.16         24.04          38.78
 TOTAL RETURN(2)                              %         30.34        (24.46)       (35.86)        (17.79)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       124,779       118,570       183,810        159,641
 Ratios to average net assets:
 Net expenses(3)                              %          1.83          1.88          1.81           1.69
 Net investment income (loss)(3)              %         (1.69)        (1.80)        (1.70)         (1.41)
 Portfolio turnover rate                      %            35           357           427            104

                                                                   CLASS A
                                                 -------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------
                                                       2000         1999            1998
                                                 -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         59.35         29.00         27.77
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.54)        (0.32)        (0.27)
 Net realized and unrealized gain (loss)
   on investments                             $         (2.74)        38.23          2.23
 Total from investment operations             $         (3.28)        37.91          1.96
 Less distributions from:
 Net realized gain from investments           $          8.90          7.56          0.73
 Total distributions                          $          8.90          7.56          0.73
 Net asset value, end of period               $         47.17         59.35         29.00
 TOTAL RETURN(2)                              %         (6.04)       146.94          7.59
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       177,286       123,377        45,461
 Ratios to average net assets:
 Net expenses(3)                              %          1.45          1.43          1.47
 Net investment income (loss)(3)              %         (1.05)        (1.21)        (0.70)
 Portfolio turnover rate                      %           134           223           257

                                                                           CLASS B
                                                 ------------------------------------------------------------
                                                                                                  FIVE
                                                   SIX MONTHS         YEAR         YEAR          MONTHS
                                                      ENDED          ENDED        ENDED          ENDED
                                                   NOVEMBER 30,      MAY 31,      MAY 31,        MAY 31,
                                                       2003           2003         2002          2001(1)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         16.87         22.48         36.60          44.64
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.21)        (0.48)        (0.68)*        (0.33)
 Net realized and unrealized gain (loss)
   on investments                             $          5.24         (5.13)       (12.45)         (7.71)
 Total from investment operations             $          5.03         (5.61)       (13.13)         (8.04)
 Less distributions from:
 Net realized gain from investments           $            --            --          0.99             --
 Total distributions                          $            --            --          0.99             --
 Net asset value, end of period               $         21.90         16.87         22.48          36.60
 TOTAL RETURN(2)                              %         29.82        (24.96)       (36.31)        (18.01)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       100,299        85,465       154,899        206,968
 Ratios to average net assets:
 Net expenses(3)                              %          2.53          2.58          2.51           2.39
 Net investment income (loss)(3)              %         (2.08)        (2.50)        (2.40)         (2.11)
 Portfolio turnover rate                      %            35           357           427            104

                                                                   CLASS B
                                                 -------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------
                                                       2000         1999            1998
                                                 -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         57.06         28.26         27.27
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.96)        (0.60)        (0.48)
 Net realized and unrealized gain (loss)
   on investments                             $         (2.56)        36.96          2.20
 Total from investment operations             $         (3.52)        36.36          1.72
 Less distributions from:
 Net realized gain from investments           $          8.90          7.56          0.73
 Total distributions                          $          8.90          7.56          0.73
 Net asset value, end of period               $         44.64         57.06         28.26
 TOTAL RETURN(2)                              %         (6.71)       145.24          6.84
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       266,348       264,677       124,065
 Ratios to average net assets:
 Net expenses(3)                              %          2.15          2.15          2.18
 Net investment income (loss)(3)              %         (1.75)        (1.93)        (1.43)
 Portfolio turnover rate                      %           134           223           257

(1)  The Fund changed its fiscal year-end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED) (CONTINUED)     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS C
                                                 ------------------------------------------------------------
                                                                                                  FIVE
                                                   SIX MONTHS         YEAR         YEAR          MONTHS
                                                      ENDED          ENDED        ENDED          ENDED
                                                   NOVEMBER 30,      MAY 31,      MAY 31,        MAY 31,
                                                       2003           2003         2002          2001(1)
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         16.83         22.44         36.53          44.54
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.21)        (0.49)        (0.67)*        (0.33)
 Net realized and unrealized gain (loss)
   on investments                             $          5.24         (5.12)       (12.43)         (7.68)
 Total from investment operations             $          5.03         (5.61)       (13.10)         (8.01)
 Less distributions from:
 Net realized gain from investments           $            --            --          0.99             --
 Total distributions                          $            --            --          0.99             --
 Net asset value, end of period               $         21.86         16.83         22.44          36.53
 TOTAL RETURN(2)                              %         29.89        (25.00)       (36.30)        (17.98)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        71,119        63,406       119,498         78,658
 Ratios to average net assets:
 Net expenses(3)                              %          2.53          2.58          2.51           2.39
 Net investment income (loss)(3)              %         (2.07)        (2.50)        (2.40)         (2.11)
 Portfolio turnover rate                      %            35           357           427            104

                                                                   CLASS C
                                                 -------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------
                                                       2000         1999            1998
                                                 -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         56.98         28.24         27.26
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.97)        (0.53)        (0.55)
 Net realized and unrealized gain (loss)
   on investments                             $         (2.57)        36.83          2.26
 Total from investment operations             $         (3.54)        36.30          1.71
 Less distributions from:
 Net realized gain from investments           $          8.90          7.56          0.73
 Total distributions                          $          8.90          7.56          0.73
 Net asset value, end of period               $         44.54         56.98         28.24
 TOTAL RETURN(2)                              %         (6.76)       145.12          6.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       104,094        72,581        29,746
 Ratios to average net assets:
 Net expenses(3)                              %          2.15          2.18          2.22
 Net investment income (loss)(3)              %         (1.75)        (1.96)        (1.45)
 Portfolio turnover rate                      %           134           223           257

(1)  The Fund changed its fiscal year-end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING DISCIPLINED LARGECAP FUND (UNAUDITED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                 ---------------------------------------------------------------------------------
                                                   SIX MONTHS         YEAR         YEAR     SEVEN MONTHS    YEAR         PERIOD
                                                      ENDED          ENDED        ENDED       ENDED         ENDED        ENDED
                                                   NOVEMBER 30,      MAY 31,      MAY 31,     MAY 31,     OCTOBER 31,  OCTOBER 30,
                                                       2003           2003         2002       2001(1)        2000        1999(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          7.61          8.43          9.87       11.17       11.14        10.00
 Income (loss) from investment operations:
 Net investment income (loss)                 $          0.01          0.03          0.03       (0.01)         --         0.01
 Net realized and unrealized gain (loss)
   on investments                             $          0.73         (0.85)        (1.47)      (1.29)       0.18         1.13
 Total from investment operations             $          0.74         (0.82)        (1.44)      (1.30)       0.18         1.14
 Less distributions from:
 Net realized gain from investments           $            --            --            --          --        0.15           --
 Total distributions                          $            --            --            --          --        0.15           --
 Net asset value, end of period               $          8.35          7.61          8.43        9.87       11.17        11.14
 TOTAL RETURN(3)                              %          9.72         (9.73)       (14.59)     (11.64)       1.55        11.40
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $         5,713         7,205         9,883      12,748      23,571       27,091
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)  %          1.56          1.54          1.33        1.45        1.37         1.29(5)
 Gross expenses prior to expense
   reimbursement(4)                           %          1.56          1.54          1.33        1.45        1.37         1.56
 Net investment income (loss) after expense
   reimbursement(4)                           %          0.12          0.32          0.12       (0.13)       0.01         0.23(5)
 Portfolio turnover rate                      %           132           106           149          26          57           26

                                                                                         CLASS B
                                                 ---------------------------------------------------------------------------------
                                                   SIX MONTHS         YEAR         YEAR    SEVEN MONTHS     YEAR       PERIOD
                                                      ENDED          ENDED        ENDED       ENDED        ENDED        ENDED
                                                   NOVEMBER 30,      MAY 31,      MAY 31,     MAY 31,    OCTOBER 31,  OCTOBER 31,
                                                       2003           2003         2002       2001(1)       2000        1999(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         7.37          8.23          9.70        11.04       11.09        10.00
 Income (loss) from investment operations:
 Net investment income (loss)                 $        (0.02)        (0.03)        (0.07)       (0.05)      (0.08)       (0.02)
 Net realized and unrealized gain (loss)
   on investments                             $         0.72         (0.83)        (1.40)       (1.29)       0.18         1.11
 Total from investment operations             $         0.70         (0.86)        (1.47)       (1.34)       0.10         1.09
 Less distributions from:
 Net realized gain from investments           $           --            --            --           --        0.15           --
 Total distributions                          $           --            --            --           --        0.15           --
 Net asset value, end of period               $         8.07          7.37          8.23         9.70       11.04        11.09
 TOTAL RETURN(3)                              %         9.50        (10.45)       (15.15)      (12.14)       0.83        10.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       34,629        34,358        53,185       76,726      94,028       99,249
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)  $         2.26          2.24          2.03         2.15        2.07         1.99(5)
 Gross expenses prior to expense
   reimbursement(4)                           %         2.26          2.24          2.03         2.15        2.07         2.29
 Net investment income (loss) after expense
   reimbursement(4)                           %        (0.58)        (0.43)        (0.58)       (0.83)      (0.70)       (0.49)(5)
 Portfolio turnover rate                      %          132           106           149           26          57           26

(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on December 30, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements.

ING DISCIPLINED LARGECAP FUND (UNAUDITED) (CONTINUED)       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS C
                                                 ---------------------------------------------------------------------------------
                                                   SIX MONTHS         YEAR         YEAR     SEVEN MONTHS     YEAR        PERIOD
                                                      ENDED          ENDED        ENDED        ENDED        ENDED        ENDED
                                                   NOVEMBER 30,      MAY 31,      MAY 31,      MAY 31,    OCTOBER 31,  OCTOBER 31,
                                                       2003           2003         2002        2001(1)       2000        1999(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          7.37          8.23          9.70       11.05       11.09        10.00
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.02)        (0.04)        (0.09)      (0.05)      (0.08)       (0.02)
 Net realized and unrealized gain (loss)
   on investments                             $          0.72         (0.82)        (1.38)      (1.30)       0.19         1.11
 Total from investment operations             $          0.70         (0.86)        (1.47)      (1.35)       0.11         1.09
 Less distributions from:
 Net realized gain from investments           $            --            --            --          --        0.15           --
 Total distributions                          $            --            --            --          --        0.15           --
 Net asset value, end of period               $          8.07          7.37          8.23        9.70       11.05        11.09
 TOTAL RETURN(3)                              %          9.50        (10.45)       (15.15)     (12.12)       0.92        10.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        20,708        21,478        36,486      66,252      88,449       75,941
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)  %          2.26          2.24          2.03        2.15        2.07         1.99(5)
 Gross expenses prior to expense
   reimbursement(4)                           %          2.26          2.24          2.03        2.15        2.07         2.27
 Net investment income (loss) after expense
   reimbursement(4)                           %         (0.58)        (0.43)        (0.58)      (0.83)      (0.70)       (0.49)(5)
 Portfolio turnover rate                      %           132           106           149          26          57           26

(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on December 30, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements.

ING FINANCIAL SERVICES FUND (UNAUDITED)                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               CLASS A
                                                 ---------------------------------------------------------
                                                                                               ELEVEN
                                                   SIX MONTHS       YEAR         YEAR          MONTHS
                                                     ENDED         ENDED        ENDED           ENDED
                                                   NOVEMBER 30,    MAY 31,      MAY 31,        MAY 31,
                                                     2003           2003         2002          2001(1)
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         19.24         22.11         23.36       16.42
 Income (loss) from investment operations:
 Net investment income (loss)                 $          0.05          0.12          0.14        0.31
 Net realized and unrealized gain (loss)
   on investments                             $          2.44         (1.78)         1.29        7.11
 Total from investment operations             $          2.49         (1.66)         1.43        7.42
 Less distributions from:
 Net investment income                        $          0.08          0.09          0.33        0.33
 Net realized gain from investments           $          0.82          1.12          2.35        0.15
 Total distributions                          $          0.90          1.21          2.68        0.48
 Net asset value, end of period               $         20.83         19.24         22.11       23.36
 TOTAL RETURN(3)                              %         13.06         (6.98)         7.05       46.01
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)         $           193           182           231         252
 Ratios to average net assets:
   Expenses(4)                                %          1.52          1.52          1.48        1.42
 Net investment income (loss)(4)              %          0.43          0.54          0.54        1.48
 Portfolio turnover rate                      %            22            19            43          39

                                                                 CLASS A
                                                 ----------------------------------------
                                                                                 SIX
                                                      YEAR        YEAR           YEAR
                                                     ENDED        ENDED          ENDED
                                                    JUNE 30,     JUNE 30,       JUNE 30,
                                                      2000        1999(2)       1998(2)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         24.38         27.52         25.87
 Income (loss) from investment operations:
 Net investment income (loss)                 $          0.32          0.29          0.11
 Net realized and unrealized gain (loss)
   on investments                             $         (5.30)        (2.70)         1.54
 Total from investment operations             $         (4.98)        (2.41)         1.65
 Less distributions from:
 Net investment income                        $          0.25          0.18            --
 Net realized gain from investments           $          2.73          0.55            --
 Total distributions                          $          2.98          0.73            --
 Net asset value, end of period               $         16.42         24.38         27.52
 TOTAL RETURN(3)                              %        (22.44)        (8.61)         6.38
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)         $           210           403           549
 Ratios to average net assets:
   Expenses(4)                                %          1.41          1.39          1.20
 Net investment income (loss)(4)              %          1.46          1.09          0.94
 Portfolio turnover rate                      %            10            29             2

                                                                               CLASS B
                                                 ---------------------------------------------------------
                                                                                               ELEVEN
                                                   SIX MONTHS       YEAR         YEAR          MONTHS
                                                     ENDED         ENDED        ENDED           ENDED
                                                   NOVEMBER 30,    MAY 31,      MAY 31,        MAY 31,
                                                     2003           2003         2002          2001(1)
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         19.12         22.03         23.28       16.35
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.03)        (0.07)        (0.04)       0.15
 Net realized and unrealized gain (loss)
 on investments                               $          2.42         (1.72)         1.29        7.12
 Total from investment operations             $          2.39         (1.79)         1.25        7.27
 Less distributions from:
 Net investment income                        $            --            --          0.15        0.19
 Net realized gain from investments           $          0.82          1.12          2.35        0.15
 Total distributions                          $          0.82          1.12          2.50        0.34
 Net asset value, end of period               $         20.69         19.12         22.03       23.28
 TOTAL RETURN(3)                              %         12.62         (7.66)         6.22       45.01

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)         $           133           127           171         183
 Ratios to average net assets:
 Expenses(4)                                  %          2.27          2.27          2.23        2.17
 Net investment income (loss)(4)              %         (0.32)        (0.21)        (0.21)       0.73
 Portfolio turnover rate                      %            22            19            43          39

                                                                 CLASS B
                                                 ----------------------------------------
                                                                                 SIX
                                                      YEAR        YEAR           YEAR
                                                     ENDED        ENDED          ENDED
                                                    JUNE 30,     JUNE 30,       JUNE 30,
                                                      2000        1999(2)       1998(2)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         24.21         27.40         25.85
 Income (loss) from investment operations:
 Net investment income (loss)                 $          0.22          0.08          0.01
 Net realized and unrealized gain (loss)
   on investments                             $         (5.32)        (2.66)         1.54
 Total from investment operations             $         (5.10)        (2.58)         1.55
 Less distributions from:
 Net investment income                        $          0.03          0.06            --
 Net realized gain from investments           $          2.73          0.55            --
 Total distributions                          $          2.76          0.61            --
 Net asset value, end of period               $         16.35         24.21         27.40
 TOTAL RETURN(3)                              %        (23.00)        (9.31)         6.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)         $           148           343           360
 Ratios to average net assets:
   Expenses(4)                                %          2.16          2.14          1.95
 Net investment income (loss)(4)              %          0.71          0.34          0.19
 Portfolio turnover rate                      %            10            29             2

(1)  The Fund changed its fiscal year end to May 31.
(2) Effective June 30, 1998, the Financial Services Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING MAGNACAP FUND (UNAUDITED)                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS A
                                                 ---------------------------------------------------------------------------------
                                                                                            ELEVEN
                                                   SIX MONTHS         YEAR         YEAR     MONTHS
                                                      ENDED          ENDED        ENDED      ENDED           YEAR ENDED JUNE 30,
                                                   NOVEMBER 30,      MAY 31,      MAY 31,   MAY 31,       ------------------------
                                                       2003           2003         2002     2001(1)         2000       1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          8.82         10.11         13.54     15.84         17.69       17.07
 Income (loss) from investment operations:
 Net investment income (loss)                 $          0.04          0.06          0.07      0.05          0.07        0.07
 Net realized and unrealized gain (loss)
   on investments                             $          0.87         (1.32)        (1.53)    (0.38)        (0.08)       2.37
 Total from investment operations             $          0.91         (1.26)        (1.46)    (0.33)        (0.01)       2.44
 Less distributions from:
 Net investment income                        $          0.08          0.03          0.07      0.09          0.05        0.04
 Net realized gain from investments           $            --            --          1.90      1.88          1.79        1.78
 Total distributions                          $          0.08          0.03          1.97      1.97          1.84        1.82
 Net asset value, end of period               $          9.65          8.82         10.11     13.54         15.84       17.69
 TOTAL RETURN(2)                              %         10.38        (12.46)       (10.96)    (2.77)        (0.36)      15.93
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       306,287       156,902       211,602   277,722       303,864     368,508
 Ratios to average net assets:
   Expenses(3)                                %          1.45          1.45          1.34      1.31          1.29        1.35
 Net investment income (loss)(3)              %          0.97          0.73          0.59      0.33          0.41        0.41
 Portfolio turnover rate                      %            23           110            75        92            26          48

                                                                                        CLASS B
                                                 ---------------------------------------------------------------------------------
                                                                                               ELEVEN
                                                   SIX MONTHS         YEAR         YEAR        MONTHS
                                                      ENDED          ENDED        ENDED         ENDED       YEAR ENDED JUNE 30,
                                                   NOVEMBER 30,      MAY 31,      MAY 31,      MAY 31,    ------------------------
                                                       2003           2003         2002        2001(1)       2000       1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          8.48          9.75         13.14       15.44       17.36        16.86
 Income (loss) from investment operations:
 Net investment income (loss)                 $          0.01          0.00*        (0.02)      (0.01)      (0.05)       (0.04)
 Net realized and unrealized gain (loss)
   on investments                             $          0.84         (1.27)        (1.47)      (0.41)      (0.08)        2.32
 Total from investment operations             $          0.85         (1.27)        (1.49)      (0.42)      (0.13)        2.28
 Less distributions from:
 Net investment income                        $            --            --            --          --          --           --
 Net realized gain from investments           $            --            --          1.90        1.88        1.79         1.78
 Total distributions                          $            --            --          1.90        1.88        1.79         1.78
 Net asset value, end of period               $          9.33          8.48          9.75       13.14       15.44        17.36
 TOTAL RETURN(2)                              %         10.02        (13.03)       (11.61)      (3.40)      (1.11)       15.12
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        55,653        50,677        79,685     112,286      87,167      116,227
 Ratios to average net assets:
   Expenses(3)                                %          2.15          2.15          2.04        2.01        1.99         2.05
 Net investment income (loss)(3)              %          0.23          0.03         (0.11)      (0.37)      (0.29)       (0.29)
 Portfolio turnover rate                      %            23           110            75          92          26           48

(1)  The Fund changed its fiscal year end to May 31.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING MAGNACAP FUND (UNAUDITED) (CONTINUED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS C
                                                 ---------------------------------------------------------------------------------
                                                   SIX MONTHS         YEAR         YEAR     ELEVEN MONTHS   YEAR      JUNE 1,
                                                      ENDED          ENDED        ENDED        ENDED        ENDED    1999(2) TO
                                                   NOVEMBER 30,      MAY 31,      MAY 31,      MAY 31,     JUNE 30,   JUNE 30,
                                                       2003           2003         2002        2001(1)       2000      1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          8.48          9.76         13.14       15.44       17.37      16.69
 Income (loss) from investment operations:
 Net investment income (loss)                 $          0.01          0.00*        (0.01)      (0.01)      (0.10)        --
 Net realized and unrealized gain (loss)
   on investments                             $          0.85         (1.28)        (1.47)      (0.41)      (0.04)      0.68
 Total from investment operations             $          0.86         (1.28)        (1.48)      (0.42)      (0.14)      0.68
 Less distributions from:
 Net investment income                        $            --            --            --          --          --         --
 Net realized gain from investments           $            --            --          1.90        1.88        1.79         --
 Total distributions                          $            --            --          1.90        1.88        1.79         --
 Net asset value, end of period               $          9.34          8.48          9.76       13.14       15.44      17.37
 TOTAL RETURN(3)                              %         10.14        (13.11)       (11.53)      (3.41)      (1.17)      4.07
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $        11,422         8,291         9,693      10,887       3,660        601
 Ratios to average net assets:
   Expenses(4)                                %          2.15          2.15          2.04        2.01        1.99       1.12
 Net investment income (loss)(4)              %          0.25          0.03         (0.11)      (0.37)      (0.29)      0.42
 Portfolio turnover rate                      %            23           110            75          92          26         48

                                                                                        CLASS M
                                                 ---------------------------------------------------------------------------------
                                                                                               ELEVEN
                                                   SIX MONTHS         YEAR         YEAR        MONTHS
                                                      ENDED          ENDED        ENDED         ENDED       YEAR ENDED JUNE 30,
                                                   NOVEMBER 30,      MAY 31,      MAY 31,      MAY 31,    ------------------------
                                                       2003           2003         2002        2001(1)       2000       1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          8.68          9.96         13.36       15.64       17.51        16.95
 Income (loss) from investment operations:
 Net investment income (loss)                 $          0.02          0.03          0.02          --       (0.01)       (0.01)
 Net realized and unrealized gain (loss)
   on investments                             $          0.87         (1.31)        (1.50)      (0.39)      (0.06)        2.35
 Total from investment operations             $          0.89         (1.28)        (1.48)      (0.39)      (0.07)        2.34
 Less distributions from:
 Net investment income                        $          0.01            --          0.02        0.01        0.01           --
 Net realized gain from investments           $            --            --          1.90        1.88        1.79         1.78
 Total distributions                          $          0.01            --          1.92        1.89        1.80         1.78
 Net asset value, end of period               $          9.56          8.68          9.96       13.36       15.64        17.51
 TOTAL RETURN(3)                              %         10.22        (12.85)       (11.30)      (3.21)      (0.71)       15.41

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $         6,003         7,445        12,074      17,440      13,050       16,351
 Ratios to average net assets:
   Expenses(4)                                %          1.90          1.90          1.79        1.76        1.74         1.80
 Net investment income (loss)(4)              %          0.46          0.28          0.14       (0.12)      (0.04)       (0.04)
 Portfolio turnover rate                      %            23           110            75          92          26           48

(1)  The Fund changed its fiscal year end to May 31.
(2)  Commencement of offering of shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING MIDCAP VALUE FUND (UNAUDITED)                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        CLASS A
                                                     ---------------------------------------------
                                                      SIX MONTHS         YEAR           PERIOD
                                                        ENDED           ENDED            ENDED
                                                     NOVEMBER 30,       MAY 31,         MAY 31,
                                                         2003            2003           2002(1)
                                                     ------------    ------------    -------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       8.36          10.28            10.00
 Income (loss) from investment operations:
 Net investment income (loss)                     $      (0.02)          0.00*            0.00*
 Net realized and unrealized gain (loss)
 on investments                                   $       1.95          (1.77)            0.28
 Total from investment operations                 $       1.93          (1.77)            0.28
 Less distributions from:
 Net investment income                            $         --           0.04               --
 Net realized gain from investments               $         --           0.11               --
 Total distributions                              $         --           0.15               --
 Net asset value, end of period                   $      10.29           8.36            10.28
 TOTAL RETURN(3)                                  %      23.09         (16.94)            2.80

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     26,361         15,026           25,325
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %       1.75           1.75             1.61
 Gross expenses prior to expense
 reimbursement(4)                                 %       1.80           2.17             3.05
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %      (0.32)         (0.10)            0.04
 Portfolio turnover rate                          %         49             72               13

                                                                        CLASS B
                                                     ---------------------------------------------
                                                      SIX MONTHS         YEAR           PERIOD
                                                        ENDED           ENDED            ENDED
                                                     NOVEMBER 30,       MAY 31,         MAY 31,
                                                         2003            2003           2002(2)
                                                     ------------    ------------    -------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       8.34          10.27             9.87
 Income (loss) from investment operations:
 Net investment income (loss)                     $      (0.04)         (0.06)           (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $       1.92          (1.75)            0.41
 Total from investment operations                 $       1.88          (1.81)            0.40
 Less distributions from:
 Net investment income                            $         --           0.01               --
 Net realized gain from investments               $         --           0.11               --
 Total distributions                              $         --           0.12               --
 Net asset value, end of period                   $      10.22           8.34            10.27
 TOTAL RETURN(3)                                  %      22.54         (17.40)            4.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     19,923         12,205           11,656
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %       2.50           2.50             2.36
 Gross expenses prior to expense
 reimbursement(4)                                 %       2.55           2.92             3.80
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %      (1.07)         (0.82)           (0.71)
 Portfolio turnover rate                          %         99             72               13

                                                                        CLASS C
                                                     ---------------------------------------------
                                                      SIX MONTHS         YEAR           PERIOD
                                                        ENDED           ENDED            ENDED
                                                     NOVEMBER 30,       MAY 31,         MAY 31,
                                                         2003            2003           2002(2)
                                                     ------------    ------------    -------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       8.34          10.26            9.87
 Income (loss) from investment operations:
 Net investment income (loss)                     $      (0.04)         (0.05)          (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $       1.92          (1.75)           0.40
 Total from investment operations                 $       1.88          (1.80)           0.39
 Less distributions from:
 Net investment income                            $         --           0.01              --
 Net realized gain from investments               $         --           0.11              --
 Total distributions                              $         --           0.12              --
 Net asset value, end of period                   $      10.22           8.34           10.26
 TOTAL RETURN(3)                                  %      22.54         (17.32)           3.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     17,043         12,034           9,731
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %       2.50           2.50            2.36
 Gross expenses prior to expense
 reimbursement(4)                                 %       2.55           2.92            3.80
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %      (1.06)         (0.81)          (0.71)
 Portfolio turnover rate                          %         49             72              13

(1)  The Fund commenced operations on February 1, 2002.
(2)  Class B and Class C commenced offering shares on February 4, 2002.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING SMALLCAP VALUE FUND (UNAUDITED)                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        CLASS A
                                                     ---------------------------------------------
                                                      SIX MONTHS        YEAR            PERIOD
                                                        ENDED           ENDED            ENDED
                                                     NOVEMBER 30,      MAY 31,          MAY 31,
                                                         2003           2003            2002(1)
                                                     ------------    ------------    -------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       9.44          10.62            10.00
 Income (loss) from investment operations:
 Net investment income (loss)                     $      (0.04)         (0.05)           (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $       3.16          (1.00)            0.63
 Total from investment operations                 $       3.12          (1.05)            0.62
 Less distributions from:
 Net investment income                            $         --           0.04               --
 Net realized gain from investments               $       0.74           0.09               --
 Total distributions                              $       0.74           0.13               --
 Net asset value, end of period                   $      11.82           9.44            10.62
 TOTAL RETURN(3)                                  %      33.52          (9.83)            6.20

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     19,276         12,280           18,435
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %       1.75           1.75             1.62
 Gross expenses prior to expense
 reimbursement(4)                                 %       1.80           2.17             3.65
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %      (0.89)         (0.54)           (0.39)
 Portfolio turnover rate                          %         38             54               12

                                                                        CLASS B
                                                     ---------------------------------------------
                                                      SIX MONTHS         YEAR           PERIOD
                                                         ENDED          ENDED            ENDED
                                                     NOVEMBER 30,       MAY 31,         MAY 31,
                                                         2003            2003           2002(2)
                                                     ------------    ------------    -------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       9.39          10.60             9.85
 Income (loss) from investment operations:
 Net investment income (loss)                     $      (0.08)         (0.11)           (0.02)
 Net realized and unrealized gain (loss)
 on investments                                   $       3.14          (1.01)            0.77
 Total from investment operations                 $       3.06          (1.12)            0.75
 Less distributions from:
 Net investment income                            $         --             --               --
 Net realized gain from investments               $       0.74           0.09               --
 Total distributions                              $       0.74           0.09               --
 Net asset value, end of period                   $      11.71           9.39            10.60
 TOTAL RETURN(3)                                  %      33.05         (10.53)            7.61

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     13,106          8,233            7,889
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %       2.50           2.50             2.37
 Gross expenses prior to expense
 reimbursement(4)                                 %       2.55           2.92             4.40
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %      (1.63)         (1.29)           (1.14)
 Portfolio turnover rate                          %         76             54               12

                                                                        CLASS C
                                                     ---------------------------------------------
                                                      SIX MONTHS        YEAR            PERIOD
                                                        ENDED          ENDED             ENDED
                                                     NOVEMBER 30,      MAY 31,          MAY 31,
                                                         2003           2003            2002(6)
                                                     ------------    ------------    -------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $       9.38          10.60             9.76
 Income (loss) from investment operations:
 Net investment income (loss)                     $      (0.08)         (0.10)           (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $       3.14          (1.02)            0.85
 Total from investment operations                 $       3.06          (1.12)            0.84
 Less distributions from:
 Net investment income                            $         --           0.01               --
 Net realized gain from investments               $       0.74           0.09               --
 Total distributions                              $       0.74           0.10               --
 Net asset value, end of period                   $      11.70           9.38            10.60
 TOTAL RETURN(3)                                  %      33.09         (10.55)            8.61

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     16,437         11,241            8,468
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %       2.50           2.50             2.37
 Gross expenses prior to expense
 reimbursement(4)                                 %       2.55           2.92             4.40
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %      (1.64)         (1.28)           (1.14)
 Portfolio turnover rate                          %         38             54               12

(1)  The Fund commenced operations on February 1, 2002.
(2)  Class B and Class C commenced offering shares on February 4, 2002.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Class C commenced offering of shares on February 7, 2002.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING TAX EFFICIENT EQUITY FUND (UNAUDITED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                          ------------------------------------------------------------------
                                                           SIX MONTHS     YEAR      YEAR     SEVEN MONTHS     YEAR ENDED
                                                             ENDED        ENDED     ENDED       ENDED         OCTOBER 31,
                                                          NOVEMBER 30,   MAY 31,   MAY 31,     MAY 31,      ----------------
                                                              2003        2003      2002       2001(1)       2000    1999(2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $            8.65      9.97     11.52          12.37    11.99     10.00
 Income (loss) from investment operations:
 Net investment income (loss)                        $           (0.02)     0.00*       --           0.02     0.05      0.04
 Net realized and unrealized gain (loss)
 on investments                                      $            1.07     (1.32)    (1.55)         (0.84)    0.38      1.95
 Total from investment operations                    $            1.05     (1.32)    (1.55)         (0.82)    0.43      1.99
 Less distributions from:
 Net investment income                               $              --        --        --           0.03     0.05        --
 Total distributions                                 $              --        --        --           0.03     0.05        --
 Net asset value, end of period                      $            9.70      8.65      9.97          11.52    12.37     11.99
 TOTAL RETURN(3)                                     %           12.14    (13.24)   (13.45)         (6.66)    3.62     19.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $          27,783    26,418    35,159         42,640   47,647    45,714
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %            1.45      1.45      1.44           1.40     1.31      1.28
 Gross expenses prior to expense
 reimbursement(4)                                    %            1.63      1.65      1.63           1.78     1.31      1.28
 Net investment income (loss) after expense
 reimbursement(4)(5)                                 %           (0.32)    (0.01)    (0.02)          0.25     0.36      0.49
 Portfolio turnover rate                             %              40        69        27              9       14         9

                                                                                       CLASS B
                                                          ------------------------------------------------------------------
                                                           SIX MONTHS     YEAR      YEAR     SEVEN MONTHS     YEAR ENDED
                                                             ENDED        ENDED     ENDED       ENDED         OCTOBER 31,
                                                          NOVEMBER 30,   MAY 31,   MAY 31,     MAY 31,      ----------------
                                                              2003        2003      2002       2001(1)      2000     1999(2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $            8.44      9.79     11.41          12.28    11.96     10.00
 Income (loss) from investment operations:
 Net investment income (loss)                        $           (0.05)    (0.07)    (0.09)         (0.03)   (0.04)    (0.01)
 Net realized and unrealized gain (loss)
 on investments                                      $            1.03     (1.28)    (1.53)         (0.83)    0.39      1.97
 Total from investment operations                    $            0.98     (1.35)    (1.62)         (0.86)    0.35      1.96
 Less distributions from:
 Net investment income                               $              --        --        --           0.01     0.03        --
 Total distributions                                 $              --        --        --           0.01     0.03        --
 Net asset value, end of period                      $            9.42      8.44      9.79          11.41    12.28     11.96
 TOTAL RETURN(3)                                     %           11.61    (13.79)   (14.20)         (6.97)    2.94     19.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $           4,957     5,220     8,268          9,930    8,268     7,059
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %            2.20      2.20      2.19           2.05     1.96      1.95
 Gross expenses prior to expense
 reimbursement(4)                                    %            2.28      2.30      2.28           2.43     2.47      2.66
 Net investment income (loss) after expense
 reimbursement(4)(5)                                 %           (1.07)    (0.76)    (0.77)         (0.40)   (0.29)    (0.14)
 Portfolio turnover rate                             %              40        69        27              9       14         9

(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on December 15, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING TAX EFFICIENT EQUITY FUND (UNAUDITED) (CONTINUED) FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS C
                                                          ------------------------------------------------------------------
                                                           SIX MONTHS     YEAR      YEAR     SEVEN MONTHS     YEAR ENDED
                                                             ENDED        ENDED     ENDED       ENDED         OCTOBER 31,
                                                          NOVEMBER 30,   MAY 31,   MAY 31,     MAY 31,      ----------------
                                                              2003        2003      2002       2001(1)      2000    1999(2)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $            8.38      9.73     11.33          12.20    11.92     10.00
 Income (loss) from investment operations:
 Net investment income (loss)                        $           (0.05)    (0.07)    (0.10)         (0.01)   (0.04)       --
 Net realized and unrealized gain (loss)
 on investments                                      $            1.03     (1.28)    (1.50)         (0.85)    0.39      1.92
 Total from investment operations                    $            0.98     (1.35)    (1.60)         (0.86)    0.35      1.92
 Less distributions from:
 Net investment income                               $              --        --        --           0.01     0.07        --
 Total distributions                                 $              --        --        --           0.01     0.07        --
 Net asset value, end of period                      $            9.36      8.38      9.73          11.33    12.20     11.92
 TOTAL RETURN(3)                                     %           11.69    (13.88)   (14.12)         (7.01)    2.91     19.20

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $             925       903     1,392          2,202    2,870     1,222
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)      %            2.20      2.20      2.19           2.05     1.95      1.97
 Gross expenses prior to expense
 reimbursement(4)                                    %            2.28      2.30      2.28           2.43     2.47      2.64
 Net investment income (loss) after expense
 reimbursement(4)(5)                                 %           (1.07)    (0.76)    (0.77)         (0.40)   (0.32)    (0.14)
 Portfolio turnover rate                             %              40        69        27              9       14         9

(1)  The Fund changed its fiscal year end to May 31.
(2)  The Fund commenced operations on December 15, 1998.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING CONVERTIBLE FUND (UNAUDITED)                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                --------------------------------------------------------------------------------
                                                 SIX MONTHS    YEAR     YEAR    ELEVEN MONTHS    YEAR    THREE MONTHS    YEAR
                                                    ENDED      ENDED    ENDED       ENDED        ENDED       ENDED       ENDED
                                                NOVEMBER 30,  MAY 31,  MAY 31,     MAY 31,     JUNE 30,    JUNE 30,    MARCH 31,
                                                    2003       2003     2002       2001(1)       2000       1999(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      16.20      15.35    17.89       27.70        23.27       21.92      19.12
 Income (loss) from investment operations:
 Net investment income (loss)                $       0.12       0.38     0.30        0.85         0.42        0.10       0.40
 Net realized and unrealized gain (loss)
 on investments                              $       1.70       0.78    (2.34)      (5.29)        8.02        1.35       3.17
 Total from investment operations            $       1.82       1.16    (2.04)      (4.44)        8.44        1.45       3.57
 Less distributions from:
 Net investment income                       $       0.19       0.31     0.41        0.51         0.32        0.10       0.41
 Net realized gain from investments          $         --         --     0.09        4.86         3.69          --       0.36
 Total distributions                         $       0.19       0.31     0.50        5.37         4.01        0.10       0.77
 Net asset value, end of period              $      17.83      16.20    15.35       17.89        27.70       23.27      21.92
 TOTAL RETURN(3)                             %      11.34       7.80   (11.44)     (17.78)       39.88        6.62      19.17

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     61,767     51,008   60,692      98,896      131,218      73,133     65,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %       1.53       1.59     1.46        1.42         1.35        1.45       1.53
 Gross expenses prior to expense
 reimbursement(4)                            %       1.53       1.59     1.46        1.41         1.35        2.10       1.65
 Net investment income (loss) after expense
 reimbursement(4)(5)                         %       2.03       2.57     1.93        2.20         1.78        1.82       2.08
 Portfolio turnover rate                     %         80         97      100         145          129          28        138

                                                                                   CLASS B
                                                --------------------------------------------------------------------------------
                                                 SIX MONTHS    YEAR     YEAR    ELEVEN MONTHS    YEAR    THREE MONTHS    YEAR
                                                    ENDED      ENDED    ENDED       ENDED        ENDED       ENDED       ENDED
                                                NOVEMBER 30,  MAY 31,  MAY 31,     MAY 31,     JUNE 30,    JUNE 30,    MARCH 31,
                                                    2003       2003     2002       2001(1)       2000       1999(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      17.79      16.83    19.56        30.20       25.34       23.86      20.56
 Income (loss) from investment operations:
 Net investment income (loss)                $       0.13       0.35     0.24         0.49        0.29        0.07       0.29
 Net realized and unrealized gain (loss)
 on investments                              $       1.81       0.83    (2.59)       (5.49)       8.77        1.47       3.47
 Total from investment operations            $       1.94       1.18    (2.35)       (5.00)       9.06        1.54       3.76
 Less distributions from:
 Net investment income                       $       0.16       0.22     0.28         0.34        0.19        0.06       0.27
 Net realized gain from investments          $         --         --     0.10         5.30        4.01          --       0.19
 Total distributions                         $       0.16       0.22     0.38         5.64        4.20        0.06       0.46
 Net asset value, end of period              $      19.57      17.79    16.83        19.56       30.20       25.34      23.86
 TOTAL RETURN(3)                             %      10.99       7.16   (12.04)      (18.26)      39.21        6.47      18.52

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     76,760     72,364   88,650      125,366     139,704      68,091     58,736
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %       2.18       2.24     2.11         2.07        2.00        2.10       2.18
 Gross expenses prior to expense
 reimbursement(4)                            %       2.18       2.24     2.11         2.06        2.00        2.10       2.30
 Net investment income (loss) after expense
 reimbursement(4)(5)                         %       1.39       1.92     1.28         1.55        1.13        1.17       1.44
 Portfolio turnover rate                     %         80         97      100          145         129          28        138

(1)   The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)   Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING CONVERTIBLE FUND (UNAUDITED) (CONTINUED)                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                                --------------------------------------------------------------------------------
                                                 SIX MONTHS    YEAR     YEAR    ELEVEN MONTHS    YEAR    THREE MONTHS    YEAR
                                                    ENDED      ENDED    ENDED       ENDED        ENDED       ENDED       ENDED
                                                NOVEMBER 30,  MAY 31,  MAY 31,     MAY 31,     JUNE 30,    JUNE 30,    MARCH 31,
                                                    2003       2003     2002       2001(1)       2000       1999(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      16.62      15.75    18.33        28.33       23.78        22.40     19.55
 Income (loss) from investment operations:
 Net investment income (loss)                $       0.12       0.32     0.22         0.58        0.28         0.07      0.28
 Net realized and unrealized gain (loss)
 on investments                              $       1.68       0.78    (2.42)       (5.26)       8.22         1.37      3.25
 Total from investment operations            $       1.80       1.10    (2.20)       (4.68)       8.50         1.44      3.53
 Less distributions from:
 Net investment income                       $       0.16       0.23     0.29         0.35        0.19         0.06      0.25
 Net realized gain from investments          $         --         --     0.09         4.97        3.76           --      0.43
 Total distributions                         $       0.16       0.23     0.38         5.32        3.95         0.06      0.68
 Net asset value, end of period              $      18.26      16.62    15.75        18.33       28.33        23.78     22.40
 TOTAL RETURN(3)                             %      10.94       7.15   (12.03)      (18.25)      39.24         6.45     18.45

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     72,767     66,412   81,247      118,363     156,592      100,276    95,998
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %       2.18       2.24     2.11         2.07        2.00         2.10      2.18
 Gross expenses prior to expense
 reimbursement(4)                            %       2.18       2.24     2.11         2.06        2.00         2.10      2.30
 Net investment income (loss) after expense
 reimbursement(4)(5)                         %       1.39       1.92     1.28         1.55        1.13         1.17      1.44
 Portfolio turnover rate                     %         80         97      100          145         129           28       138

(1)   The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)   Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING EQUITY AND BOND FUND (UNAUDITED)                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                --------------------------------------------------------------------------------
                                                 SIX MONTHS    YEAR     YEAR    ELEVEN MONTHS    YEAR    THREE MONTHS    YEAR
                                                    ENDED      ENDED    ENDED       ENDED        ENDED       ENDED       ENDED
                                                NOVEMBER 30,  MAY 31,  MAY 31,     MAY 31,     JUNE 30,    JUNE 30,    MARCH 31,
                                                    2003       2003     2002       2001(1)       2000       1999(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      11.71      12.06    13.30       15.04       19.23       19.03      19.53
 Income (loss) from investment operations:
 Net investment income (loss)                $       0.08       0.31     0.39        0.93        0.51        0.10       0.36
 Net realized and unrealized gain (loss)
 on investments                              $       0.54      (0.41)   (1.13)      (1.01)      (0.60)       0.17       2.58
 Total from investment operations            $       0.62      (0.10)   (0.74)      (0.08)      (0.09)       0.27       2.94
 Less distributions from:
 Net investment income                       $       0.19       0.25     0.45        0.51        0.39        0.07       0.43
 Net realized gain from investments          $         --         --     0.05        1.15        3.71          --       3.01
 Total distributions                         $       0.19       0.25     0.50        1.66        4.10        0.07       3.44
 Net asset value, end of period              $      12.14      11.71    12.06       13.30       15.04       19.23      19.03
 TOTAL RETURN(3)                             %       5.33      (0.66)   (5.55)      (0.61)      (1.01)       1.42      17.10

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     37,401     32,179   57,042      61,477      63,592       9,619      9,519
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %       1.57       1.60     1.48        1.32        1.40        1.49       1.59
 Gross expenses prior to expense
 reimbursement(4)                            %       1.70       1.71     1.45        1.53        1.61        1.75       1.97
 Net investment income (loss) after expense
 reimbursement(4)(5)                         %       1.47       2.62     3.11        3.54        3.26        2.06       2.08
 Portfolio turnover rate                     %        150        129      145          76         173          63        165

                                                                                   CLASS B
                                                --------------------------------------------------------------------------------
                                                 SIX MONTHS    YEAR     YEAR    ELEVEN MONTHS    YEAR    THREE MONTHS    YEAR
                                                    ENDED      ENDED    ENDED       ENDED        ENDED       ENDED       ENDED
                                                NOVEMBER 30,  MAY 31,  MAY 31,     MAY 31,     JUNE 30,    JUNE 30,    MARCH 31,
                                                    2003       2003     2002       2001(1)       2000       1999(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      12.61      12.97    14.28       16.09       20.59       20.38      20.07
 Income (loss) from investment operations:
 Net investment income (loss)                $       0.05       0.29     0.32        0.80        0.44        0.07       0.28
 Net realized and unrealized gain (loss)
 on investments                              $       0.58      (0.47)   (1.22)      (0.98)      (0.64)       0.18       2.74
 Total from investment operations            $       0.63      (0.18)   (0.90)      (0.18)      (0.20)       0.25       3.02
 Less distributions from:
 Net investment income                       $       0.16       0.18     0.36        0.39        0.33        0.04       0.31
 Net realized gain from investments          $         --         --     0.05        1.24        3.97          --       2.40
 Total distributions                         $       0.16       0.18     0.41        1.63        4.30        0.04       2.71
 Net asset value, end of period              $      13.08      12.61    12.97       14.28       16.09       20.59      20.38
 TOTAL RETURN(3)                             %       5.02      (1.29)   (6.26)      (1.21)      (1.58)       1.24      16.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     20,326     22,348   31,682      35,828      41,026       7,157      6,048
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %       2.22       2.25     2.13        1.97        2.05        2.14       2.24
 Gross expenses prior to expense
 reimbursement(4)                            %       2.35       2.36     2.10        2.18        2.26        2.40       2.62
 Net investment income (loss) after expense
 reimbursement(4)(5)                         %       0.82       1.97     2.46        2.89        2.61        1.41       1.43
 Portfolio turnover rate                     %        150        129      145          76         173          63        165

(1)   The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)   Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING EQUITY AND BOND FUND (UNAUDITED) (CONTINUED)            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                                --------------------------------------------------------------------------------
                                                 SIX MONTHS    YEAR     YEAR    ELEVEN MONTHS    YEAR    THREE MONTHS    YEAR
                                                    ENDED      ENDED    ENDED       ENDED        ENDED       ENDED       ENDED
                                                NOVEMBER 30,  MAY 31,  MAY 31,     MAY 31,     JUNE 30,    JUNE 30,    MARCH 31,
                                                    2003       2003     2002       2001(1)       2000       1999(2)      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      11.21      11.57    12.78       14.45       18.53        18.35      19.90
 Income (loss) from investment operations:
 Net investment income (loss)                $       0.05       0.17     0.34        0.74        0.45         0.06       0.26
 Net realized and unrealized gain (loss)
 on investments                              $       0.49      (0.34)   (1.13)      (0.91)      (0.62)        0.16       2.52
 Total from investment operations            $       0.54      (0.17)   (0.79)      (0.17)      (0.17)        0.22       2.78
 Less distributions from:
 Net investment income                       $       0.16       0.19     0.37        0.39        0.34         0.04       0.28
 Net realized gain from investments          $         --         --     0.05        1.11        3.57           --       4.05
 Total distributions                         $       0.16       0.19     0.42        1.50        3.91         0.04       4.33
 Net asset value, end of period              $      11.59      11.21    11.57       12.78       14.45        18.53      18.35
 TOTAL RETURN(3)                             %       4.89      (1.27)   (6.20)      (1.28)      (1.53)        1.21      16.34

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     14,193     14,240   18,007      22,679      25,838       21,331     21,655
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %       2.22       2.25     2.13        1.97        2.05         2.14       2.23
 Gross expenses prior to expense
 reimbursement(4)                            %       2.35       2.36     2.10        2.18        2.26         2.40       2.61
 Net investment income (loss) after expense
 reimbursement(4)(5)                         %       0.82       1.96     2.46        2.89        2.61         1.41       1.43
 Portfolio turnover rate                     %        150        129      145          76         173           63        165

(1)   The Fund changed its fiscal year end to May 31.
(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)   Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING REAL ESTATE FUND (UNAUDITED)                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                      CLASS A                   CLASS B                   CLASS C
                                              -------------------------------------------------------------------------------
                                               SIX MONTHS     PERIOD     SIX MONTHS     PERIOD     SIX MONTHS      PERIOD
                                                 ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                                              NOVEMBER 30,   MAY 31,    NOVEMBER 30,    MAY 31,    NOVEMBER 30,    MAY 31,
                                                 2003        2003 (1)      2003         2003 (2)     2003          2003 (3)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period         $    11.06       10.06        11.10       10.00        11.37         9.96
  Income (loss) from investment operations:
  Net investment income (loss)                 $     0.27        0.16         0.18        0.12        (0.05)       (0.01)*
  Net realized and unrealized gain (loss)
  on investments                               $     1.68        1.04         1.74        1.15         2.01         1.50
  Total from investment operations             $     1.95        1.20         1.92        1.27         1.96         1.49
  Less distributions from:
  Net investment income                        $     0.36        0.20         0.33        0.17         0.34         0.08
  Net realized gain from investments           $     0.51          --         0.51          --         0.51           --
  Total distributions                          $     0.87        0.20         0.84        0.17         0.85         0.08
  Net asset value, end of period               $    12.14       11.06        12.18       11.10        12.48        11.37
  TOTAL RETURN(4)                              %    18.01       12.06        17.59       12.77        17.58        15.03
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $    6,146         982          863         149        2,250          157
  Ratios to average net assets:
  Net expenses after expense
    reimbursement(5)(6)                        %     1.38        1.45         2.13        2.20         2.13         2.20
  Gross expenses prior to expense
    reimbursement(5)                           %     1.50        1.53         2.25        2.30         2.25         2.30
  Net investment income (loss) after
    expense reimbursement(5)(6)                %     8.24        0.01         4.31        1.91         4.41        (1.62)
  Portfolio turnover rate                      %       78          62           78          62           78           62

(1)  Class A commenced offering of shares on December 20, 2002.
(2)  Class B commenced offering of shares on November 20, 2002.
(3)  Class C commenced offering of shares on January 17, 2003.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period. See Accompanying Notes to Financial Statements.

                 See Accompanying Notes to Financial Statements.

        NOTES TO FINANCIAL STATEMENTS as of November 30, 2003 (Unaudited)

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds contained within this book are comprised of ING Equity Trust ("IET"), ING Investment Funds, Inc. ("IIF") and ING Mayflower Trust ("IMT"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized in 1998 with eighteen separate series (Portfolios). Twelve of the Portfolios in this report are: ING Growth Opportunities Fund ("Growth Opportunities"), ING LargeCap Growth Fund ("LargeCap Growth"), ING MidCap Opportunities Fund ("MidCap Opportunities"), ING SmallCap Opportunities Fund ("SmallCap Opportunities"), ING Disciplined LargeCap Fund ("Disciplined LargeCap"), ING Financial Services Fund ("Financial Services"), ING MidCap Value Fund ("MidCap Value"), ING SmallCap Value Fund ("SmallCap Value"), ING Tax Efficient Equity Fund ("Tax Efficient Equity"), ING Convertible Fund ("Convertible"), ING Equity and Bond Fund ("Equity and Bond") and ING Real Estate Fund ("Real Estate"). IIF is a Maryland Corporation organized in 1969 with one Portfolio, ING MagnaCap Fund ("MagnaCap"). IMT is a Massachusetts business trust organized in 1993 with two separate series (Portfolios). One of the Portfolios in this report is ING Growth + Value Fund ("Growth + Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class preferential dividend rights exist. Differences in per share dividend rates generally results from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

REORGANIZATION. On December 17, 2001, the Boards of Directors/Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the Securities and Exchange Commission. Shareholders of Growth + Value and MagnaCap did not approve the Reorganization; therefore those Funds remain part of ING Mayflower Trust and ING Investment Funds, Inc., respectively.

As a result of the Reorganization, the following ING Funds reorganized into series of ING Equity Trust: Convertible, Equity and Bond, Financial Services, Growth Opportunities, LargeCap Growth, Disciplined LargeCap, SmallCap Opportunities and Tax Efficient Equity (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of a new series of ING Equity Trust to serve as "shells" (the "Shell Funds") into which the Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of the assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 23, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial statements shown for periods prior to September 23, 2002 are the financial statements of the Reorganized Fund. MidCap Opportunities, MidCap Value Fund and SmallCap Value were originally organized as series of ING Equity Trust, and were not involved in the Reorganization.

Prior to the Reorganization, Convertible, Equity and Bond, and LargeCap Growth were series of ING Mutual Funds ("IMF"). IMF is a Delaware business trust registered as an open-end management investment company organized in 1992.

Prior to the Reorganization, Financial Services was the sole series of ING Financial Services Fund, Inc. ING Financial Services Fund, Inc. was a Maryland corporation registered as an open-end management investment company organized in 1985.

Prior to the Reorganization, Tax Efficient Equity was a series of ING Funds Trust ("IFT"). IFT is a Delaware business trust registered as an open-end management investment company organized on July 30, 1998.

Prior to the Reorganization, Growth Opportunities was the sole series of ING Growth Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company organized in 1986.

Prior to the Reorganization, SmallCap Opportunities was the sole series of ING SmallCap Opportunities Fund, a Massachusetts business trust registered as an open-end management investment company organized in 1986.

Prior to the Reorganization, Large Company Value was the sole series of ING Large Company Value Fund, Inc., a Maryland corporation registered as an open-end, diversified management investment company organized in April 1991.

Prior to the Reorganization, Disciplined LargeCap was a series of IMT. As discussed above, IMT is a Massachusetts business trust registered as an open-end management investment company organized in 1993.

On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio (the "Acquired Fund") were transferred to a newly created series of the ING Equity Trust, the ING Real Estate Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. These shares were then distributed to shareholders of the Acquired Fund and the Acquired Fund was terminated.

This reorganization was accounted for as tax-free reorganization under the Internal Revenue Code. Accordingly, no gain or loss was recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for shares of the Acquiring Fund.

Prior to November 4, 2002, Real Estate was organized as a series of The Advisors' Inner Circle Fund, a Massachusetts business trust registered as an open-end management investment company, established July 18, 1991.

On January 7, 2003, the Boards of Trustees of ING Funds approved plans of reorganization. As a result of the 2003 Reorganization (the "2003
Reorganization"), the assets and liabilities of the ING Large Company Value Fund were transferred to MagnaCap. For accounting purposes, MagnaCap is considered the surviving entity. The financial statements shown for periods prior to November 8, 2003, the effective date of the Reorganization, are the financial statements for MagnaCap.

Effective October 1, 2002, ING Funds Distributor, Inc. changed its name to ING Funds Distributor, LLC and is a wholly owned subsidiary of ING Groep N.V. ("ING").

ING is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE.

     Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices, for hedging purposes only.

     A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at November 30, 2003.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends, if any, as follows:

     ANNUALLY             SEMI-ANNUALLY             QUARTERLY
     --------             -------------             ---------
     Growth +               MagnaCap               Convertible
        Value
     Growth                                       Equity and
        Opportunities                               Bond
     LargeCap                                     Real Estate
        Growth
     MidCap
        Opportunities
     SmallCap
        Opportunities
     Disciplined
        LargeCap
     Financial
        Services
     MidCap Value
     SmallCap Value
     Tax Efficient
        Equity

     Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Subchapter M of Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax. The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

K. OFFERING COSTS. Offering costs are capitalized and amortized on a straight line basis over a period of twelve months.

L. ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. The Funds also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to
     Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M. DELAYED DELIVERY TRANSACTIONS. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, Balanced and Growth and Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended November 30, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                               PURCHASES             SALES
                               ---------             -----
Growth + Value             $    172,612,557    $   202,309,652
Growth Opportunities             76,284,064        100,954,495
LargeCap Growth                 321,771,113        270,738,990
MidCap Opportunities             63,553,558         84,013,823
SmallCap Opportunities           97,085,080        149,574,600
Disciplined LargeCap            108,056,693        115,362,176
Financial Services               67,590,119         83,905,656
MagnaCap                        176,618,735         56,250,218
MidCap Value                     35,511,803         22,457,079
SmallCap Value                   17,557,943         14,185,779
Tax Efficient Equity             12,662,458         14,875,162
Convertible                     146,103,387        144,101,481
Equity and Bond                 102,682,899        105,461,783
Real Estate                     134,080,020        112,224,070

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser") a wholly-owned subsidiary of ING. The investment management agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                          AS A PERCENT OF AVERAGE NET ASSETS
                          ----------------------------------
Growth + Value            1.00%
Growth Opportunities      0.95%
LargeCap Growth           0.75% on first $500 million; 0.675%
                          on next $500 million; and
                          0.65% in excess of $1 billion
MidCap Opportunities      1.00%
SmallCap Opportunities    1.00%
Disciplined LargeCap      0.70%
Financial Services        1.00% on first $30 million;
                          0.75% on next $95 million; and
                          0.70% in excess of $125 million
MagnaCap                  1.00% on first $30 million;
                          0.75% on next $220 million;
                          0.625% on next $200 million; and
                          0.50% in excess of $450 million
MidCap Value              1.00%
SmallCap Value            1.00%
Tax Efficient Equity      0.80%
Convertible               0.75% on first $500 million; 0.675%
                          on next $500 million; and
                          0.65% in excess of $1 billion
Equity and Bond           0.75% on first $500 million; 0.675%
                          on next $500 million; and
                          0.65% in excess of $1 billion
Real Estate               0.70%

Aeltus Investment Management, Inc. ("Aeltus"), a registered investment advisor, serves as Sub-Adviser to the Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund, Disciplined LargeCap Fund, Financial Services Fund, MagnaCap Fund, Tax Efficient Equity Fund, Convertible Fund and the Equity and Bond Fund pursuant to a subadvisory agreement between the Investment Manager and Aeltus. Prior to September 2, 2003, the Investment Manager was responsible for the day-to-day management of these Funds. Brandes Investment Partners, LP ("Brandes"), a registered investment advisor, serves as Sub-Adviser to the MidCap Value and SmallCap Value Funds pursuant to a subadvisory agreement between the Investment Manager and Brandes.

Effective June 2, 2003, Wellington Management Company, LLP became the Sub-Adviser to the LargeCap Growth Fund.

Clarion CRA Securities, L.P. ("CRA"), a registered investment advisor, became the Sub-Adviser to the Real Estate Fund pursuant a subadvisory agreement between the Manager and CRA.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds' average daily net assets.

Financial Services and MagnaCap have entered into a service agreement with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for LargeCap Growth, Convertible and Equity and Bond.

Growth + Value, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and Disciplined LargeCap also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                                     CLASS A   CLASS B  CLASS C   CLASS I   CLASS M    CLASS Q   CLASS T
                                     -------   -------  -------   -------   -------    -------   -------
Growth + Value                       0.30%     1.00%    1.00%       N/A       N/A      0.25%       N/A
Growth Opportunities                 0.30      1.00     1.00        N/A       N/A      0.25       0.95%
LargeCap Growth                      0.35      1.00     1.00        N/A       N/A      0.25        N/A
MidCap Opportunities                 0.30      1.00     1.00        N/A       N/A      0.25        N/A
SmallCap Opportunities               0.30      1.00     1.00        N/A       N/A      0.25       0.95
Disciplined LargeCap                 0.30      1.00     1.00        N/A       N/A      0.25        N/A
Financial Services                   0.25      1.00      N/A        N/A       N/A       N/A        N/A
MagnaCap                             0.30      1.00     1.00        N/A      0.75%     0.25        N/A
MidCap Value                         0.25      1.00     1.00        N/A       N/A      0.25        N/A
SmallCap Value                       0.25      1.00     1.00        N/A       N/A      0.25        N/A
Tax Efficient Equity                 0.35      1.00     1.00        N/A       N/A       N/A        N/A
Convertible                          0.35      1.00     1.00        N/A       N/A      0.25        N/A
Equity and Bond                      0.35      1.00     1.00        N/A       N/A      0.25       0.75
Real Estate                          0.25      1.00     1.00        N/A       N/A      0.25        N/A

Beginning March 1, 2001, the Distributor agreed to waive 0.10% of the Distribution fee for the Tax Efficient Equity Fund for Class A only.

For the six months ended November 30, 2003, the Distributor has retained $122,604 as sales charges from the proceeds of Class A Shares sold, $2,269 and $21,295 from the proceeds of Class A Shares and Class C Shares redeemed, respectively and $25 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2003, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                              ACCRUED                           ACCRUED
                            INVESTMENT          ACCRUED      DISTRIBUTION
                            MANAGEMENT      ADMINISTRATIVE   AND SERVICE
                               FEES        AND SERVICE FEES      FEES          TOTAL
                           ------------    ----------------  ------------   ------------
Growth + Value             $    174,994      $     17,499    $    210,636   $    403,129
Growth Opportunities            138,362            14,564         116,640        269,566
LargeCap Growth                 155,288            20,704         142,608        318,600
MidCap Opportunities            147,027            14,254         139,742        301,023
SmallCap Opportunities          246,578            24,657         228,478        499,713
Disciplined LargeCap             47,243             6,749          56,949        110,941
Financial Services              199,418                --         156,070        355,488
MagnaCap                        232,194             3,625         140,125        375,944
MidCap Value                     49,311             4,853          33,110         87,274
SmallCap Value                   37,461             3,746          26,353         67,560
Tax Efficient Equity             21,972             2,740           8,184         32,896
Convertible                     130,615            17,411         140,141        288,167
Equity and Bond                  44,247             5,899          38,985         89,131
Real Estate                      94,339            13,488           3,542        111,369

At November 30, 2003, ING Life Insurance & Annuity Company, a wholly-owned indirect subsidiary of ING Groep N.V., held 66.00% of the Tax Efficient Equity Fund. At November 30, 2003, certain non-affiliated individuals and entities owned separately the following percentage of the Real Estate Fund: 22.76% and 5.78%. Also at November 30, 2003, one shareholder owned 6.15%, 6.13% and 5.24% of the Growth & Value, Disciplined LargeCap and Financial Services Funds, respectively. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                          CLASS A    CLASS B    CLASS C    CLASS I    CLASS Q    CLASS T
                          -------    -------    -------    -------    -------    -------
LargeCap Growth(1)           1.45%      2.10%      2.10%      1.10%      1.35%       N/A
MidCap Opportunities(2)      1.50%      2.20%      2.20%      1.20%      1.35%       N/A
MidCap Value                 1.75%      2.50%      2.50%      1.50%      1.75%       N/A
SmallCap Value               1.75%      2.50%      2.50%      1.50%      1.75%       N/A
Tax Efficient Equity         1.45%      2.20%      2.20%       N/A        N/A        N/A
Convertible                  1.60%      2.25%      2.25%       N/A       1.50%       N/A
Equity and Bond              1.60%      2.25%      2.25%       N/A       1.50%      2.00%
Real Estate                  1.45%      2.20%      2.20%      1.00%      1.25%       N/A

----------
(1) Prior to June 2, 2003, the expense limitation rates for Class A, Class B, Class C, Class I and Class Q were 1.60%, 2.25%, 2.25% 1.25% and 1.50%, respectively.
(2)  Prior to January 1, 2002, there was no expense limitation for the Fund.

Each Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of November 30, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager are as follows:

LargeCap Growth                                  $    629,083
MidCap Opportunities                                1,044,439
MidCap Value                                          258,265
SmallCap Value                                        238,490
Tax Efficient Equity                                  189,457
Real Estate                                            93,322

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At November 30, 2003, the Funds did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                               CLASS A SHARES                      CLASS B SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED              ENDED            ENDED              ENDED
                                                      NOVEMBER 30,         MAY 31,        NOVEMBER 30,         MAY 31,
                                                          2003              2003              2003              2003
                                                     --------------    --------------    --------------    --------------
GROWTH + VALUE (NUMBER OF SHARES)
Shares sold                                                 431,852         1,525,553           346,658           775,059
Shares redeemed                                          (1,992,059)       (4,091,241)       (1,788,877)       (6,243,894)
                                                     --------------    --------------    --------------    --------------
Net decrease in shares outstanding                       (1,560,207)       (2,565,688)       (1,442,219)       (5,468,835)
                                                     ==============    ==============    ==============    ==============

GROWTH + VALUE ($)
Shares sold                                          $    5,675,854    $   12,691,301    $    3,426,213    $    5,705,478
Shares redeemed                                         (18,840,447)      (32,447,566)      (15,372,586)      (47,161,811)
                                                     --------------    --------------    --------------    --------------
Net decrease                                         $  (13,164,593)   $  (19,756,265)   $  (11,946,373)   $  (41,456,333)
                                                     ==============    ==============    ==============    ==============

                                                             CLASS C SHARES                       CLASS Q SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED              ENDED            ENDED              ENDED
                                                      NOVEMBER 30,         MAY 31,        NOVEMBER 30,         MAY 31,
                                                          2003              2003              2003              2003
                                                     --------------    --------------    --------------    --------------
GROWTH + VALUE (NUMBER OF SHARES)
Shares sold                                                 198,117           555,346                --             2,650
Shares redeemed                                          (1,251,557)       (4,193,623)           (1,592)          (15,845)
                                                     --------------    --------------    --------------    --------------
Net decrease in shares outstanding                       (1,053,440)       (3,638,277)           (1,592)          (13,195)
                                                     ==============    ==============    ==============    ==============

GROWTH + VALUE ($)
Shares sold                                          $    2,567,439    $    4,087,044    $           --    $       21,001
Shares redeemed                                         (11,250,119)      (31,396,649)          (12,764)         (113,542)
                                                     --------------    --------------    --------------    --------------
Net decrease                                         $   (8,682,680)   $  (27,309,605)   $      (12,764)   $      (92,541)
                                                     ==============    ==============    ==============    ==============

                                                   CLASS A SHARES                      CLASS B SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED              ENDED            ENDED              ENDED
                                           NOVEMBER 30,         MAY 31,        NOVEMBER 30,         MAY 31,
                                               2003              2003              2003              2003
                                          --------------    --------------    --------------    --------------
GROWTH OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                    1,078,846           978,264           147,016           237,656
Shares redeemed                               (1,787,332)       (3,247,365)         (544,626)       (2,452,695)
                                          --------------    --------------    --------------    --------------
Net decrease in shares outstanding              (708,486)       (2,269,101)         (397,610)       (2,215,039)
                                          ==============    ==============    ==============    ==============

GROWTH OPPORTUNITIES ($)
Shares sold                               $   12,526,412    $   10,243,050    $    1,887,581    $    2,305,753
Shares redeemed                              (21,023,755)      (34,151,206)       (6,289,149)      (24,220,971)
                                          --------------    --------------    --------------    --------------
Net decrease                              $   (8,497,343)   $  (23,908,156)   $   (4,401,568)   $  (21,915,218)
                                          ==============    ==============    ==============    ==============

                                                    CLASS C SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED              ENDED
                                            NOVEMBER 30,        MAY 31,
                                               2003              2003
                                          --------------    --------------
GROWTH OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                       98,829           180,590
Shares redeemed                                 (329,588)       (1,551,613)
                                          --------------    --------------
Net decrease in shares outstanding              (230,759)       (1,371,023)
                                          ==============    ==============

GROWTH OPPORTUNITIES ($)
Shares sold                               $    1,308,909    $    1,773,541
Shares redeemed                               (3,891,465)      (15,424,361)
                                          --------------    --------------
Net decrease                              $   (2,582,556)   $  (13,650,820)
                                          ==============    ==============

                                                   CLASS I SHARES                      CLASS Q SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003             2003               2003              2003
                                          --------------    --------------    --------------    --------------
GROWTH OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                           --                53                --                --
Shares redeemed                                     (115)         (271,522)               --              (517)
                                          --------------    --------------    --------------    --------------
Net decrease in shares outstanding                  (115)         (271,469)               --              (517)
                                          ==============    ==============    ==============    ==============

GROWTH OPPORTUNITIES ($)
Shares sold                               $           --    $          607    $           --    $           --
Shares redeemed                                   (1,607)       (2,824,023)               --            (5,708)
                                          --------------    --------------    --------------    --------------
Net decrease                              $       (1,607)   $   (2,823,416)   $           --    $       (5,708)
                                          ==============    ==============    ==============    ==============

                                                   CLASS T SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003             2003
                                          --------------    --------------
GROWTH OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                           --                --
Shares redeemed                                 (719,377)         (327,604)
                                          --------------    --------------
Net decrease in shares outstanding              (719,377)         (327,604)
                                          ==============    ==============

GROWTH OPPORTUNITIES ($)
Shares sold                               $           --    $           --
Shares redeemed                               (7,397,544)       (3,256,317)
                                          --------------    --------------
Net decrease                              $   (7,397,544)   $   (3,256,317)
                                          ==============    ==============

----------
(1) Effective June 2, 2003, Class "T" Shares converted into the corresponding "A" Shares within this Fund.

                                                              CLASS A SHARES                      CLASS B SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003             2003               2003             2003
                                                     --------------    --------------    --------------    --------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                                               2,379,483         1,731,633         1,719,448           408,627
Shares redeemed                                            (772,500)       (2,830,849)         (628,817)       (2,383,990)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding             1,606,983        (1,099,216)        1,090,631        (1,975,363)
                                                     ==============    ==============    ==============    ==============

LARGECAP GROWTH ($)
Shares sold                                          $   36,512,625    $   23,912,505    $   26,208,282    $    5,315,977
Shares redeemed                                         (11,853,996)      (38,399,684)       (9,498,516)      (31,662,290)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease)                              $   24,658,629    $  (14,487,179)   $   16,709,766    $  (26,346,313)
                                                     ==============    ==============    ==============    ==============

                                                   CLASS C SHARES                      CLASS I SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS          PERIOD
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003             2003               2003             2003
                                          --------------    --------------    --------------    --------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                                    1,216,567           224,913           158,278           289,678
Shares redeemed                                 (322,731)       (1,291,661)          (59,401)         (325,759)
                                          --------------    --------------    --------------    --------------
Net increase (decrease) in shares
  outstanding                                    893,836        (1,066,748)           98,877           (36,081)
                                          ==============    ==============    ==============    ==============

LARGECAP GROWTH ($)
Shares sold                               $   18,266,222    $    2,920,608    $    2,491,370    $    3,894,597
Shares redeemed                               (4,880,113)      (17,091,851)         (925,751)       (4,467,218)
                                          --------------    --------------    --------------    --------------
Net increase (decrease)                   $   13,386,109    $  (14,171,243)   $    1,565,619    $     (572,621)
                                          ==============    ==============    ==============    ==============

                                                   CLASS Q SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003             2003
                                          --------------    --------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                                      191,072           133,122
Shares redeemed                                 (152,571)         (706,874)
                                          --------------    --------------
Net increase (decrease) in shares
  outstanding                                     38,501          (573,752)
                                          ==============    ==============

LARGECAP GROWTH ($)
Shares sold                               $    2,964,983    $    1,768,245
Shares redeemed                               (2,417,171)       (9,611,239)
                                          --------------    --------------
Net increase (decrease)                   $      547,812    $   (7,842,994)
                                          ==============    ==============

                                                              CLASS A SHARES                           CLASS B SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003             2003               2003             2003
                                                     --------------    --------------    --------------    --------------
MIDCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                                 489,280           992,635           395,051           266,036
Shares redeemed                                            (648,668)       (2,775,471)         (685,136)       (2,287,890)
                                                     --------------    --------------    --------------    --------------
Net decrease in shares outstanding                         (159,388)       (1,782,836)         (290,085)       (2,021,854)
                                                     ==============    ==============    ==============    ==============

MIDCAP OPPORTUNITIES ($)
Shares sold                                          $    5,307,248    $    9,131,612    $    4,225,057    $    2,389,023
Shares redeemed                                          (7,048,445)      (25,266,178)       (7,201,652)      (20,376,679)
                                                     --------------    --------------    --------------    --------------
Net decrease                                         $   (1,741,197)   $  (16,134,566)   $   (2,976,595)   $  (17,987,656)
                                                     ==============    ==============    ==============    ==============

                                                   CLASS C SHARES                      CLASS I SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003             2003               2003             2003
                                          --------------    --------------    --------------    --------------
MIDCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                      223,533           186,646             8,054           204,879
Shares redeemed                                 (727,230)       (2,602,475)         (925,842)       (2,687,084)
                                          --------------    --------------    --------------    --------------
Net decrease in shares outstanding              (503,697)       (2,415,829)         (917,788)       (2,482,205)
                                          ==============    ==============    ==============    ==============

MIDCAP OPPORTUNITIES ($)
Shares sold                               $    2,345,870    $    1,634,606    $       89,457    $    1,868,172
Shares redeemed                               (7,627,627)      (23,006,547)      (10,171,439)      (24,766,277)
                                          --------------    --------------    --------------    --------------
Net decrease                              $   (5,281,757)   $  (21,371,941)   $  (10,081,982)   $  (22,898,105)
                                          ==============    ==============    ==============    ==============

                                                   CLASS Q SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                            NOVEMBER 30,       MAY 31,
                                               2003              2003
                                          --------------    --------------
MIDCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                      249,320           441,646
Shares redeemed                                 (321,135)         (550,075)
                                          --------------    --------------
Net decrease in shares outstanding               (71,815)         (108,429)
                                          ==============    ==============

MIDCAP OPPORTUNITIES ($)
Shares sold                               $    2,579,181    $    4,051,242
Shares redeemed                               (3,339,336)       (5,011,695)
                                          --------------    --------------
Net decrease                              $     (760,155)   $     (960,453)
                                          ==============    ==============

                                                   CLASS A SHARES                      CLASS B SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003             2003               2003             2003
                                          --------------    --------------    --------------    --------------
SMALLCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                    1,165,264         2,959,197           194,878           297,293
Shares redeemed                               (2,421,909)       (4,076,167)         (683,379)       (2,120,010)
                                          --------------    --------------    --------------    --------------
Net decrease in shares outstanding            (1,256,645)       (1,116,970)         (488,501)       (1,822,717)
                                          ==============    ==============    ==============    ==============

SMALLCAP OPPORTUNITIES ($)
Shares sold                               $   23,934,747    $   53,600,429    $    3,893,435    $    4,862,420
Shares redeemed                              (47,514,775)      (73,261,386)      (13,203,004)      (35,339,503)
                                          --------------    --------------    --------------    --------------
Net decrease                              $  (23,580,028)   $  (19,660,957)   $   (9,309,569)   $  (30,477,083)
                                          ==============    ==============    ==============    ==============

                                                   CLASS C SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003              2003
                                          --------------    --------------
SMALLCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                       61,384           182,010
Shares redeemed                                 (574,988)       (1,741,349)
                                          --------------    --------------
Net decrease in shares outstanding              (513,604)       (1,559,339)
                                          ==============    ==============

SMALLCAP OPPORTUNITIES ($)
Shares sold                               $    1,362,436    $    2,953,005
Shares redeemed                              (11,079,969)      (29,151,596)
                                          --------------    --------------
Net decrease                              $   (9,717,533)   $  (26,198,591)
                                          ==============    ==============

                                                   CLASS T SHARES                      CLASS I SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003             2003               2003             2003
                                          --------------    --------------    --------------    --------------
SMALLCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                       31,584                --            78,915           167,562
Shares redeemed                                 (135,877)         (110,464)          (62,264)         (146,229)
                                          --------------    --------------    --------------    --------------
Net increase (decrease) in shares
  outstanding                                   (104,293)         (110,464)          413,779            21,333
                                          ==============    ==============    ==============    ==============

SMALLCAP OPPORTUNITIES ($)
Shares sold                               $    1,010,979    $           --    $    1,691,207    $    2,851,630
Shares redeemed                               (2,788,141)       (1,899,687)       (1,277,428)       (2,570,785)
                                          --------------    --------------    --------------    --------------
Net increase (decrease)                   $   (1,777,162)   $   (1,899,687)   $      413,779    $      280,845
                                          ==============    ==============    ==============    ==============

                                                   CLASS Q SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003             2003
                                          --------------    --------------
SMALLCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                          440            18,182
Shares redeemed                                  (16,798)         (120,129)
                                          --------------    --------------
Net increase (decrease) in shares
  outstanding                                    (16,358)         (101,947)
                                          ==============    ==============

SMALLCAP OPPORTUNITIES ($)
Shares sold                               $       11,627    $      346,249
Shares redeemed                                 (342,876)       (2,150,100)
                                          --------------    --------------
Net increase (decrease)                   $     (331,249)   $   (1,803,851)
                                          ==============    ==============

                                                              CLASS A SHARES                           CLASS B SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003             2003               2003             2003
                                                     --------------    --------------    --------------    --------------
DISCIPLINED LARGECAP (NUMBER OF SHARES)
Shares sold                                                  48,459         1,293,110           190,514           179,270
Shares redeemed                                            (311,276)       (1,518,287)         (556,290)       (1,981,016)
                                                     --------------    --------------    --------------    --------------
Net decrease in shares outstanding                         (262,817)         (225,177)         (365,776)       (1,801,746)
                                                     ==============    ==============    ==============    ==============

DISCIPLINED LARGECAP ($)
Shares sold                                          $      176,664    $    8,987,874    $    1,532,513    $    1,245,114
Shares redeemed                                          (2,251,210)      (10,542,573)       (4,385,563)      (13,755,648)
                                                     --------------    --------------    --------------    --------------
Net decrease                                         $   (2,074,546)   $   (1,554,699)   $   (2,853,050)   $  (12,510,534)
                                                     ==============    ==============    ==============    ==============

                                                              CLASS C SHARES                      CLASS I SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003             2003               2003             2003
                                                     --------------    --------------    --------------    --------------
DISCIPLINED LARGECAP (NUMBER OF SHARES)
Shares sold                                                  22,962            77,832                --               466
Shares redeemed                                            (368,353)       (1,596,429)               --               (10)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding              (345,391)       (1,518,597)               --               456
                                                     ==============    ==============    ==============    ==============

DISCIPLINED LARGECAP ($)
Shares sold                                          $      276,908    $      548,074    $           --    $        3,306
Shares redeemed                                          (2,948,147)      (10,962,505)               --               (73)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease)                              $   (2,671,239)   $  (10,414,431)   $           --    $        3,233
                                                     ==============    ==============    ==============    ==============

                                                              CLASS A SHARES                      CLASS B SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003              2003              2003              2003
                                                     --------------    --------------    --------------    --------------
FINANCIAL SERVICES (NUMBER OF SHARES)
Shares sold                                                 193,477         1,082,704           193,524           347,119
Dividends reinvested                                        277,727           432,021           192,903           326,747
Shares redeemed                                            (650,498)       (2,484,607)         (587,692)       (1,819,279)
                                                     --------------    --------------    --------------    --------------
Net decrease in shares outstanding                         (179,294)         (969,882)         (201,265)       (1,145,413)
                                                     ==============    ==============    ==============    ==============

FINANCIAL SERVICES ($)
Shares sold                                          $    3,966,297    $   20,078,234    $    3,912,605    $    6,388,714
Dividends reinvested                                      5,632,271         7,547,322         3,886,990         5,695,241
Shares redeemed                                         (13,315,713)      (45,376,537)      (11,938,978)      (33,034,524)
                                                     --------------    --------------    --------------    --------------
Net decrease                                         $   (3,717,145)   $  (17,750,981)   $   (4,139,383)   $  (20,950,569)
                                                     ==============    ==============    ==============    ==============

                                                   CLASS A SHARES                      CLASS B SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003              2003              2003              2003
                                          --------------    --------------    --------------    --------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                      626,962         1,637,596           287,562           342,031
Shares issued in merger                       14,679,883                --           443,560                --
Dividends reinvested                             191,553            58,790                --                52
Shares redeemed                               (1,554,049)       (4,837,146)         (743,285)       (2,535,432)
                                          --------------    --------------    --------------    --------------
Net increase (decrease) in shares
 outstanding                                  13,944,349        (3,140,760)          (12,163)       (2,193,349)
                                          ==============    ==============    ==============    ==============

MAGNACAP ($)
Shares sold                               $    5,722,091    $   13,316,165    $    2,801,596    $    2,679,550
Shares issued in merger                      131,292,274                --         4,106,720                --
Dividends reinvested                           1,771,341           471,273                --               407
Shares redeemed                              (14,314,149)      (39,584,790)       (6,582,012)      (20,001,817)
                                          --------------    --------------    --------------    --------------
Net increase (decrease)                   $  124,471,557    $  (25,797,352)   $      326,304    $  (17,321,860)
                                          ==============    ==============    ==============    ==============

                                                   CLASS C SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003              2003
                                          --------------    --------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                      105,359           455,850
Shares issued in merger                          235,540                --
Dividends reinvested                                  --                20
Shares redeemed                                  (94,691)         (471,682)
                                          --------------    --------------
Net increase (decrease) in shares
 outstanding                                     246,208           (15,812)
                                          ==============    ==============

MAGNACAP ($)
Shares sold                               $    1,242,412    $    3,661,386
Shares issued in merger                        2,182,354                --
Dividends reinvested                                  --               174
Shares redeemed                                 (833,287)       (3,860,761)
                                          --------------    --------------
Net increase (decrease)                   $    2,591,479    $     (199,201)
                                          ==============    ==============

                                                   CLASS M SHARES                      CLASS Q SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003              2003              2003              2003
                                          --------------    --------------    --------------    --------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                       24,957            19,464                --                --
Shares issued in merger                               --                --               807                --
Dividends reinvested                                 506                --             4,830             4,708
Shares redeemed                                 (254,975)         (374,176)         (847,174)           (2,564)
                                          --------------    --------------    --------------    --------------
Net increase (decrease) in shares
  outstanding                                   (229,512)         (354,712)         (841,537)            2,144
                                          ==============    ==============    ==============    ==============

MAGNACAP ($)
Shares sold                               $      219,676    $      155,322    $           --    $           --
Shares issued in merger                               --                --             7,766                --
Dividends reinvested                               4,431                --            40,556            37,713
Shares redeemed                               (2,267,097)       (3,054,885)       (7,709,767)          (38,330)
                                          --------------    --------------    --------------    --------------
Net increase (decrease)                   $   (2,042,990)   $   (2,899,563)   $   (7,661,445)   $         (617)
                                          ==============    ==============    ==============    ==============

                                                   CLASS I SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003              2003
                                          --------------    --------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                           --               777
Shares issued in merger                                2                --
Dividends reinvested                                  11                --
Shares redeemed                                       (2)               --
                                          --------------    --------------
Net increase (decrease) in shares
  outstanding                                         11               777
                                          ==============    ==============

MAGNACAP ($)
Shares sold                               $           --    $        6,557
Shares issued in merger                               18                --
Dividends reinvested                                 101                --
Shares redeemed                                      (18)               --
                                          --------------    --------------
Net increase (decrease)                   $          101    $        6,557
                                          ==============    ==============

                                                              CLASS A SHARES                           CLASS B SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003              2003              2003              2003
                                                     --------------    --------------    --------------    --------------
MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                                               1,020,618         1,049,073           619,320           818,080
Dividends reinvested                                             --            34,385                --            18,033
Shares redeemed                                            (255,071)       (1,749,286)         (132,498)         (507,980)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding               765,547          (665,828)          486,822           328,133
                                                     ==============    ==============    ==============    ==============

MIDCAP VALUE ($)
Shares sold                                          $    9,750,292    $    7,733,617    $    5,878,403    $    6,257,727
Dividends reinvested                                             --           232,444                --           121,903
Shares redeemed                                          (2,362,174)      (11,804,691)       (1,223,218)       (3,593,419)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease)                              $    7,388,118    $   (3,838,630)   $    4,655,185    $    2,786,211
                                                     ==============    ==============    ==============    ==============

                                                   CLASS C SHARES                      CLASS I SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003              2003              2003              2003
                                          --------------    --------------    --------------    --------------
MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                                      505,356           822,471            33,437            21,374
Dividends reinvested                                  --            13,972                --               562
Shares redeemed                                 (280,390)         (341,110)             (327)           (5,297)
                                          --------------    --------------    --------------    --------------
Net increase in shares outstanding               224,966           495,333            33,110            16,639
                                          ==============    ==============    ==============    ==============

MIDCAP VALUE ($)
Shares sold                               $    4,846,501    $    6,239,930    $      307,137    $      154,508
Dividends reinvested                                  --            94,463                --             3,799
Shares redeemed                               (2,473,030)       (2,367,968)           (2,949)          (36,094)
                                          --------------    --------------    --------------    --------------
Net increase                              $    2,373,471    $    3,966,425    $      304,188    $      122,213
                                          ==============    ==============    ==============    ==============

                                                   CLASS Q SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003              2003
                                          --------------    --------------
MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                                           --               550
Dividends reinvested                                  --                42
Shares redeemed                                       --                --
                                          --------------    --------------
Net increase in shares outstanding                    --               592
                                          ==============    ==============

MIDCAP VALUE ($)
Shares sold                               $           --    $        4,534
Dividends reinvested                                  --               285
Shares redeemed                                       --                --
                                          --------------    --------------
Net increase                              $           --    $        4,819
                                          ==============    ==============

                                                              CLASS A SHARES                      CLASS B SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003              2003              2003              2003
                                                     --------------    --------------    --------------    --------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                                                 401,351           746,668           298,953           490,662
Dividends reinvested                                         83,900            16,962            55,029             6,823
Shares redeemed                                            (155,622)       (1,197,761)         (111,490)         (364,790)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding               329,629          (434,131)          242,492           132,695
                                                     ==============    ==============    ==============    ==============

SMALL CAP VALUE ($)
Shares sold                                          $    4,583,685    $    6,815,426    $    3,335,227    $    4,485,147
Dividends reinvested                                        940,522           145,698           611,375            58,605
Shares redeemed                                          (1,683,176)      (10,467,147)       (1,203,813)       (3,120,196)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease)                              $    3,841,031    $   (3,506,023)   $    2,742,789    $    1,423,556
                                                     ==============    ==============    ==============    ==============

                                                   CLASS C SHARES                      CLASS I SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003              2003              2003              2003
                                          --------------    --------------    --------------    --------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                                      350,224           566,589             6,783            30,646
Dividends reinvested                              50,521             6,643             1,983               564
Shares redeemed                                 (193,848)         (174,091)             (362)          (10,123)
                                          --------------    --------------    --------------    --------------
Net increase (decrease) in shares
  outstanding                                    206,897           399,141             8,404            21,087
                                          ==============    ==============    ==============    ==============

SMALL CAP VALUE ($)
Shares sold                               $    3,960,905    $    5,189,793    $       74,578    $      286,003
Dividends reinvested                             560,781            57,003            22,291             4,835
Shares redeemed                               (2,130,817)       (1,484,104)           (3,887)          (78,363)
                                          --------------    --------------    --------------    --------------
Net increase (decrease)                   $    2,390,869    $    3,762,692    $       92,982    $      212,475
                                          ==============    ==============    ==============    ==============

                                                   CLASS Q SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003              2003
                                          --------------    --------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                                           --                --
Dividends reinvested                                   4                --
Shares redeemed                                       --              (695)
                                          --------------    --------------
Net increase (decrease) in shares
  outstanding                                          4              (695)
                                          ==============    ==============

SMALL CAP VALUE ($)
Shares sold                               $           --              $ --
Dividends reinvested                                  49                --
Shares redeemed                                       --            (7,606)
                                          --------------    --------------
Net increase (decrease)                   $           49    $       (7,606)
                                          ==============    ==============

                                                   CLASS A SHARES                      CLASS B SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003              2003              2003              2003
                                          --------------    --------------    --------------    --------------
TAX EFFICIENT EQUITY (NUMBER OF SHARES)
Shares sold                                        8,740            52,162             6,079            16,842
Shares redeemed                                 (199,023)         (525,395)          (99,002)         (242,184)
                                          --------------    --------------    --------------    --------------
Net decrease in shares outstanding              (190,283)         (473,233)          (92,923)         (225,342)
                                          ==============    ==============    ==============    ==============

TAX EFFICIENT EQUITY ($)
Shares sold                               $       79,924    $      426,204    $       55,134    $      132,368
Shares redeemed                               (1,817,094)       (4,130,250)         (885,478)       (1,924,280)
                                          --------------    --------------    --------------    --------------
Net decrease                              $   (1,737,170)   $   (3,704,046)   $     (830,344)   $   (1,791,912)
                                          ==============    ==============    ==============    ==============

                                                   CLASS C SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003              2003
                                          --------------    --------------
TAX EFFICIENT EQUITY (NUMBER OF SHARES)
Shares sold                                        3,705             4,153
Shares redeemed                                  (12,629)          (39,527)
                                          --------------    --------------
Net decrease in shares outstanding                (8,924)          (35,374)
                                          ==============    ==============

TAX EFFICIENT EQUITY ($)
Shares sold                               $       32,509    $       32,652
Shares redeemed                                 (113,804)         (317,342)
                                          --------------    --------------
Net decrease                              $      (81,295)   $     (284,690)
                                          ==============    ==============

                                                              CLASS A SHARES                      CLASS B SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003              2003              2003              2003
                                                     --------------    --------------    --------------    --------------
CONVERTIBLE (NUMBER OF SHARES)
Shares sold                                                 761,267           538,399           334,245           421,161
Dividends reinvested                                         27,982            51,808            23,551            41,633
Shares redeemed                                            (473,546)       (1,397,320)         (502,882)       (1,662,300)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding               315,703          (807,113)         (145,086)       (1,199,506)
                                                     ==============    ==============    ==============    ==============

CONVERTIBLE ($)
Shares sold                                          $   12,627,379    $    8,104,116    $    6,191,468    $    6,866,145
Dividends reinvested                                        460,270           762,272           424,608           674,288
Shares redeemed                                          (7,890,801)      (20,483,502)       (9,266,163)      (26,789,834)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease)                              $    5,196,848    $  (11,617,114)   $   (2,650,087)   $  (19,249,401)
                                                     ==============    ==============    ==============    ==============

                                                              CLASS C SHARES                      CLASS Q SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003              2003              2003              2003
                                                     --------------    --------------    --------------    --------------
CONVERTIBLE (NUMBER OF SHARES)
Shares sold                                                 318,526           283,725            12,883            17,167
Dividends reinvested                                         18,668            32,094             2,508             8,275
Shares redeemed                                            (349,374)       (1,478,629)          (52,905)         (347,993)
                                                     --------------    --------------    --------------    --------------
Net decrease in shares outstanding                          (12,180)       (1,162,810)          (37,514)         (322,551)
                                                     ==============    ==============    ==============    ==============

CONVERTIBLE ($)
Shares sold                                          $    5,521,588    $    4,341,342    $      210,012    $      251,286
Dividends reinvested                                        314,461           485,833            40,024           117,940
Shares redeemed                                          (6,068,021)      (22,218,447)         (854,367)       (4,929,175)
                                                     --------------    --------------    --------------    --------------
Net decrease                                         $     (231,972)   $  (17,391,272)   $     (604,331)   $   (4,559,949)
                                                     ==============    ==============    ==============    ==============

                                                              CLASS A SHARES                      CLASS B SHARES
                                                     --------------------------------    --------------------------------
                                                       SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                                          2003              2003              2003              2003
                                                     --------------    --------------    --------------    --------------
EQUITY AND BOND (NUMBER OF SHARES)
Shares sold                                                 610,750           804,559           198,592           235,194
Dividends reinvested                                         38,995            87,922            13,657            20,392
Shares redeemed                                            (316,572)       (2,874,377)         (429,407)         (926,352)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding               333,173        (1,981,896)         (217,158)         (670,766)
                                                     ==============    ==============    ==============    ==============

EQUITY AND BOND ($)
Shares sold                                          $    7,372,632    $    8,696,083    $    2,660,027    $    2,763,564
Dividends reinvested                                        458,409           945,153           172,958           237,706
Shares redeemed                                          (3,901,701)      (31,480,050)       (5,632,863)      (10,795,160)
                                                     --------------    --------------    --------------    --------------
Net increase (decrease)                              $    3,929,340    $  (21,838,814)   $   (2,799,878)   $   (7,793,890)
                                                     ==============    ==============    ==============    ==============

                                                   CLASS C SHARES                      CLASS Q SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                              2003              2003              2003              2003
                                          --------------    --------------    --------------    --------------
EQUITY AND BOND (NUMBER OF SHARES)
Shares sold                                      107,682           151,062            14,880             5,355
Dividends reinvested                              11,415            16,285               379               404
Shares redeemed                                 (165,493)         (453,636)           (6,690)           (2,579)
                                          --------------    --------------    --------------    --------------
Net increase (decrease) in shares
  outstanding                                    (46,396)         (286,289)            8,569             3,180
                                          ==============    ==============    ==============    ==============

EQUITY AND BOND ($)
Shares sold                               $    1,223,445    $    1,566,442    $      173,444    $       56,544
Dividends reinvested                             128,242           168,388             4,429             4,292
Shares redeemed                               (1,865,922)       (4,682,884)          (78,989)          (27,501)
                                          --------------    --------------    --------------    --------------
Net increase (decrease)                   $     (837,452)   $   (2,948,054)   $       98,884    $       33,335
                                          ==============    ==============    ==============    ==============

                                                   CLASS T SHARES
                                          --------------------------------
                                            SIX MONTHS           YEAR
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                              2003              2003
                                          --------------    --------------
EQUITY AND BOND (NUMBER OF SHARES)
Shares sold                                           --               666
Dividends reinvested                                  --             5,021
Shares redeemed                                 (261,871)          (96,290)
                                          --------------    --------------
Net increase (decrease) in shares
  outstanding                                   (261,871)          (90,603)
                                          ==============    ==============

EQUITY AND BOND ($)
Shares sold                               $           --    $        7,881
Dividends reinvested                                  --            58,222
Shares redeemed                               (3,302,194)       (1,124,406)
                                          --------------    --------------
Net increase (decrease)                   $   (3,302,194)   $   (1,058,303)
                                          ==============    ==============

                                                   CLASS A SHARES                      CLASS B SHARES
                                          --------------------------------    --------------------------------
                                            SIX MONTHS          PERIOD          SIX MONTHS          PERIOD
                                              ENDED             ENDED             ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,         NOVEMBER 30,        MAY 31,
                                               2003              2003(1)           2003              2003(2)
                                          --------------    --------------    --------------    --------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                                      469,919            94,587            55,600            16,002
Dividends reinvested                           27,082.00               341             2,283                28
Shares redeemed                                  (79,606)           (6,170)             (421)           (2,596)
                                          --------------    --------------    --------------    --------------
Net increase in shares outstanding               417,395            88,758            57,462            13,434
                                          ==============    ==============    ==============    ==============

REAL ESTATE ($)
Shares sold                               $    4,563,688    $    1,008,855    $      671,496    $      165,222
Dividends reinvested                             323,153             3,536            27,387               294
Shares redeemed                                       --           (64,742)           (4,979)          (26,513)
                                          --------------    --------------    --------------    --------------
Net increase                              $    4,886,841    $      947,649    $      693,904    $      139,003
                                          ==============    ==============    ==============    ==============

                                                   CLASS C SHARES
                                          --------------------------------
                                            SIX MONTHS          PERIOD
                                              ENDED             ENDED
                                           NOVEMBER 30,        MAY 31,
                                               2003              2003(3)
                                          --------------    --------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                                      200,117            13,845
Dividends reinvested                               8,763                 7
Shares redeemed                                  (42,361)               --
                                          --------------    --------------
Net increase in shares outstanding               166,519            13,852
                                          ==============    ==============

REAL ESTATE ($)
Shares sold                               $    2,406,837    $      156,401
Dividends reinvested                             107,569                74
Shares redeemed                                 (525,634)               --
                                          --------------    --------------
Net increase                              $    1,988,772    $      156,475
                                          ==============    ==============

----------
(1)  Commenced offering of shares on December 20, 2002.
(2)  Commenced offering of shares on November 20, 2002.
(3)  Commenced offering of shares on January 17, 2003.

                                                                       CLASS I SHARES
                                                     --------------------------------------------------
                                                       SIX MONTHS          PERIOD             YEAR
                                                         ENDED             ENDED             ENDED
                                                      NOVEMBER 30,        MAY 31,         OCTOBER 31,
                                                          2003             2003(1)         2002(2)(3)
                                                     --------------    --------------    --------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                                               1,795,165         2,062,228             2,943
Dividends reinvested                                        577,473           115,070               343
Shares redeemed                                            (936,769)         (962,686)           (1,331)
                                                     --------------    --------------    --------------
Net increase in shares outstanding                        1,435,869         1,214,612             1,955
                                                     ==============    ==============    ==============

REAL ESTATE ($)
Shares sold                                          $   21,312,932    $   21,890,930    $       31,057
Dividends reinvested                                      7,090,849         1,216,742             3,751
Shares redeemed                                         (11,177,422)      (10,000,608)          (14,352)
                                                     --------------    --------------    --------------
Net increase                                         $   17,226,359    $   13,107,064    $       20,456
                                                     ==============    ==============    ==============

----------
(1)  Changed its fiscal year end to May 31.
(2)  Reflects history of a predecessor mutual fund (see Note 1)
(3)  Dollar amounts in thousands.

NOTE 10 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Cash collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2003, the Funds had securities on loan with the following market values:

                                 VALUE OF
                                SECURITIES       VALUE OF
                                  LOANED        COLLATERAL
                               ------------    ------------
     Growth + Value            $ 57,447,411    $ 58,996,743
     LargeCap Growth             57,570,070      59,067,406
     MidCap Opportunities        46,618,611      47,739,843
     SmallCap Opportunities      72,495,947      74,561,535
     Disciplined LargeCap           531,895         544,335
     MagnaCap                    68,339,628      69,837,027
     MidCap Value                10,233,244      10,703,414
     SmallCap Value               6,698,302       7,076,010
     Tax Efficient Equity         8,855,052       9,104,544
     Convertible                 55,005,232      56,440,813
     Real Estate                  2,330,941       2,353,876

NOTE 11 -- WHEN ISSUED SECURITIES

The Equity and Bond Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 12 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for six months ended November 30, 2003 were as follows:

                                    ORDINARY          LONG-TERM          RETURN
                                     INCOME         CAPITAL GAINS      OF CAPITAL
                                 --------------    --------------    --------------
Financial Services               $      697,897    $   12,536,310    $           --
MagnaCap                              2,104,857                --                --
MidCap Value                                 --                --                --
SmallCap Value                               --         2,287,778                --
Convertible                           1,968,913                --                --
Equity and Bond                       1,041,843                --                --
Real Estate                           4,485,166         6,014,297                --

The tax composition of dividends and distributions to shareholders for year ended May 31, 2003 was as follows:

                                    ORDINARY          LONG-TERM          RETURN
                                     INCOME         CAPITAL GAINS      OF CAPITAL
                                 --------------    --------------    --------------
LargeCap Growth                  $       39,544    $           --    $           --
MidCap Opportunities                         --                --                --
SmallCap Opportunities                       --        12,207,533                --
Financial Services                    9,145,857        36,691,181                --
Large Company Value                     667,555         2,912,638           561,447
MagnaCap                              1,362,303        57,821,108                --
Convertible                           5,995,821         1,501,596                --
Equity and Bond                       4,225,295           143,651                --
Real Estate(1)(2)                     4,948,496                --           282,791

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and other differences. To the extend that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2003:

                                  AMOUNT           EXPIRATION DATES
                              -------------        ----------------
Growth + Value                $ 521,848,512            2009-2011
Growth Opportunities            463,537,631            2009-2011
LargeCap Growth                 418,624,352            2008-2011
MidCap Opportunities            183,253,255            2007-2011
SmallCap Opportunities           72,918,566            2008-2011
Disciplined LargeCap             43,471,296            2008-2011
Financial Services                  561,113                 2011
Large Company Value              13,580,973                 2011
MagnaCap                         10,576,002                 2011
MidCap Value                      2,489,425                 2011
SmallCap Value                      370,613                 2011
Tax Efficient Equity              7,756,432            2007-2011
Convertible                      99,314,637            2010-2011
Equity and Bond                   6,627,917            2010-2011
Real Estate(3)                    4,405,808            2007-2008

(1)  For the Year ended October 31, 2002.
(2) Composition of dividends and distributions presented herein and within the financial statements may differ from final amounts reported based on the Fund's tax year end of December 31, 2002.
(3)  For the tax year ended December 31, 2002.

NOTE 13 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board of Directors, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                       INITIAL                                        PERCENT
                                                                     ACQUISITION                                      OF NET
FUND                              SECURITY                SHARES        DATE             COST          VALUE          ASSETS
------------------       ----------------------------     ------     -----------     ------------   ------------      -------
Financial Services       Prosperity Bancshares, Inc.      286,600                    $  1,792,009   $  6,207,756       1.90%
Convertible              WinStar Communications, Inc.      51,932       11/06/98        2,364,096              5       0.00%
Equity and Bond          Dayton Superior Corp.                400       08/31/01            7,446              4       0.00%
                         Iridium World Comm                   500       08/31/01           50,507              5       0.00%
                         North Atlantic Trading Co.           370       08/31/01                0              0       0.00%
                         SA Telecommunications, Inc.           --       08/06/96        2,000,000              0       0.00%
                         WinStar Communications, Inc.     500,000                         386,500             50       0.00%
                                                                                     ------------   ------------       ----
                                                                                     $  2,444,453   $         59       0.00%
                                                                                     ============   ============       ====

NOTE 14 -- REORGANIZATION

On November 8, 2003, the MagnaCap Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of Large Company Value Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 - Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                                 ACQUIRED FUND
                                                                                                                   UNREALIZED
   ACQUIRING                   ACQUIRED               TOTAL NET ASSETS OF         TOTAL NET ASSETS OF             APPRECIATION
     FUND                        FUND                 ACQUIRED FUND (000)        ACQUIRING FUND (000)          (DEPRECIATION)(000)
   ------------       ------------------------        -------------------        --------------------          -------------------
  MagnaCap Fund       Large Company Value Fund            $ 147,505                   $ 230,749                     $ 9,420

NOTE 15 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading as well as reviewing their policies and procedures in this area.

NOTE 16 -- SUBSEQUENT EVENTS

On November 11, 2003, the Board of Trustees of ING Funds approved a proposal to reorganize the ING Growth + Value Fund and the ING Growth Opportunities Fund, "Disappearing Funds" into the ING MidCap Opportunities Fund, "Surviving Fund" (the "2004 Reorganization"). The proposed reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the 2004 Reorganization would take place late in the second quarter of 2004.

Effective December 1, 2003, the investment management fee for SmallCap Opportunities changed to the following annual rates based on average daily net assets:

   1.00% on first $100 million;
   0.90% on the next $150 million;
   0.80% on the next $250 million; and
   0.75% in excess of $500 million

ING
Growth +
Value
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 100.4%

                          AIRLINES: 1.5%
        224,400    @,L    Airtran Holdings, Inc.                               $     3,312,144
                                                                               ---------------
                                                                                     3,312,144
                                                                               ---------------
                          APPAREL: 1.6%
         84,600     @     Coach, Inc.                                                3,370,464
                                                                               ---------------
                                                                                     3,370,464
                                                                               ---------------
                          AUTO PARTS & EQUIPMENT: 1.0%
         20,000           Johnson Controls, Inc.                                     2,188,800
                                                                               ---------------
                                                                                     2,188,800
                                                                               ---------------
                          BANKS: 2.3%
         65,400           Banknorth Group, Inc.                                      2,143,158
         74,800           UCBH Holdings, Inc.                                        2,924,680
                                                                               ---------------
                                                                                     5,067,838
                                                                               ---------------
                          BIOTECHNOLOGY: 4.7%
         77,200    @,L    Celgene Corp.                                              3,530,356
         66,300    @,L    Genzyme Corp.                                              3,098,862
         77,200    @,L    Integra Lifesciences Holdings Corp.                        2,423,308
         17,900     @     Invitrogen Corp.                                           1,220,243
                                                                               ---------------
                                                                                    10,272,769
                                                                               ---------------
                          BUILDING MATERIALS: 0.5%
         11,000     @     American Standard Cos., Inc.                               1,096,700
                                                                               ---------------
                                                                                     1,096,700
                                                                               ---------------
                          COMMERCIAL SERVICES: 5.7%
         37,700     @     Alliance Data Systems Corp.                                1,130,246
         15,800    @,L    Apollo Group, Inc.                                         1,090,674
         63,500     @     Career Education Corp.                                     3,246,755
         50,200    @,L    Corporate Executive Board Co.                              2,439,720
         48,100     @     Education Management Corp.                                 3,251,560
         33,100     @     Paychex, Inc.                                              1,273,357
                                                                               ---------------
                                                                                    12,432,312
                                                                               ---------------
                          COMPUTERS: 4.9%
         43,400     @     CACI Intl., Inc.                                           2,160,018
         30,700    @,L    Micros Systems, Inc.                                       1,328,082
        123,600    @,L    Netscreen Technologies, Inc.                               3,114,720
        173,500    @,L    Network Appliance, Inc.                                    4,009,585
                                                                               ---------------
                                                                                    10,612,405
                                                                               ---------------
                          DISTRIBUTION/WHOLESALE: 0.5%
         74,100     @     Ingram Micro, Inc.                                         1,080,378
                                                                               ---------------
                                                                                     1,080,378
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 1.0%
        170,700     @     Ameritrade Holding Corp.                                   2,145,699
                                                                               ---------------
                                                                                     2,145,699
                                                                               ---------------
                          ELECTRICAL COMPONENTS & EQUIPMENT: 1.2%
        122,400           American Power Conversion                                  2,675,664
                                                                               ---------------
                                                                                     2,675,664
                                                                               ---------------
                          ELECTRONICS: 7.2%
         45,000    @,L    Agilent Technologies, Inc.                                 1,272,600
         97,050     @     Benchmark Electronics, Inc.                                3,564,647
         50,400    @,L    Dionex Corp.                                               2,367,792
        110,800     L     Gentex Corp.                                         $     4,669,111
         93,000     @     Jabil Circuit, Inc.                                        2,558,430
         36,100     @     Waters Corp.                                               1,154,478
                                                                               ---------------
                                                                                    15,587,058
                                                                               ---------------
                          ENGINEERING & CONSTRUCTION: 2.1%
         57,500           Fluor Corp.                                                2,107,950
         53,100     @     Jacobs Engineering Group, Inc.                             2,439,414
                                                                               ---------------
                                                                                     4,547,364
                                                                               ---------------
                          ENTERTAINMENT: 2.2%
         29,500           Gtech Holdings Corp.                                       1,467,920
         97,300     L     International Game Technology                              3,375,337
                                                                               ---------------
                                                                                     4,843,257
                                                                               ---------------
                          ENVIRONMENTAL CONTROL: 2.6%
         42,000     @     Stericycle, Inc.                                           2,074,800
        138,800    @,L    Tetra Tech, Inc.                                           3,539,400
                                                                               ---------------
                                                                                     5,614,200
                                                                               ---------------
                          FOOD: 2.7%
         65,400     @     Dean Foods Co.                                             2,145,774
         95,300    @,L    Performance Food Group Co.                                 3,746,243
                                                                               ---------------
                                                                                     5,892,017
                                                                               ---------------
                          HEALTHCARE-PRODUCTS: 5.9%
         30,600    @,L    Advanced Neuromodulation
                            Systems, Inc.                                            1,291,014
         36,400     @     Gen-Probe, Inc.                                            1,263,808
         25,900     @     Inamed Corp.                                               2,029,524
         31,800    @,L    Patterson Dental Co.                                       2,165,580
         34,100     @     St. Jude Medical, Inc.                                     2,159,894
         35,500     @     Varian Medical Systems, Inc.                               2,449,855
         22,400    @,L    Zimmer Holdings, Inc.                                      1,476,608
                                                                               ---------------
                                                                                    12,836,283
                                                                               ---------------
                          HEALTHCARE-SERVICES: 1.7%
         37,300    @,L    Amsurg Corp.                                               1,387,933
         13,500    @,L    Anthem, Inc.                                                 973,620
         22,400     @     Coventry Health Care, Inc.                                 1,341,760
                                                                               ---------------
                                                                                     3,703,313
                                                                               ---------------
                          HOME FURNISHINGS: 0.9%
         13,700           Harman Intl. Industries, Inc.                              1,866,899
                                                                               ---------------
                                                                                     1,866,899
                                                                               ---------------
                          HOUSEHOLD PRODUCTS/WARES: 0.5%
         37,800     @     Yankee Candle Co., Inc.                                    1,115,856
                                                                               ---------------
                                                                                     1,115,856
                                                                               ---------------
                          INSURANCE: 1.5%
         18,400           MBIA, Inc.                                                 1,069,408
         62,100           WR Berkley Corp.                                           2,120,715
                                                                               ---------------
                                                                                     3,190,123
                                                                               ---------------
                          INTERNET: 0.9%
        107,550    @,L    United Online, Inc.                                        1,958,486
                                                                               ---------------
                                                                                     1,958,486
                                                                               ---------------
                          MACHINERY-DIVERSIFIED: 1.5%
         72,300           Cognex Corp.                                               1,986,081
         38,700           Rockwell Automation, Inc.                                  1,286,775
                                                                               ---------------
                                                                                     3,272,856
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Growth +
Value
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
                          MEDIA: 1.1%
         65,100    @,L    Univision Communications, Inc.                       $     2,348,808
                                                                               ---------------
                                                                                     2,348,808
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 1.1%
         29,100     L     Danaher Corp.                                              2,421,120
                                                                               ---------------
                                                                                     2,421,120
                                                                               ---------------
                          OFFICE/BUSINESS EQUIPMENT: 1.0%
        185,500    @,L    Xerox Corp.                                                2,259,390
                                                                               ---------------
                                                                                     2,259,390
                                                                               ---------------
                          OIL AND GAS: 4.8%
        189,100     L     Chesapeake Energy Corp.                                    2,307,020
         91,200     @     Evergreen Resources, Inc.                                  2,556,336
         87,000           Patina Oil & Gas Corp.                                     3,904,560
         56,400     @     Patterson-UTI Energy, Inc.                                 1,620,372
                                                                               ---------------
                                                                                    10,388,288
                                                                               ---------------
                          PHARMACEUTICALS: 4.7%
         26,700     @     AdvancePCS                                                 1,486,122
         26,200     L     Allergan, Inc.                                             1,957,926
         89,400           Mylan Laboratories                                         2,263,608
        113,200           Omnicare, Inc.                                             4,518,944
            400     @     Pharmaceutical Resources, Inc.                                29,032
                                                                               ---------------
                                                                                    10,255,632
                                                                               ---------------
                          RETAIL: 12.7%
         33,200           Applebees Intl., Inc.                                      1,285,172
         26,000    @,L    Autozone, Inc.                                             2,487,160
         51,300           CBRL Group, Inc.                                           2,116,125
        100,400    @,L    Chico's Fas, Inc.                                          3,853,351
         49,800           Dollar General Corp.                                       1,051,776
        122,100     @     HOT Topic, Inc.                                            3,638,580
         48,800     L     Michaels Stores, Inc.                                      2,305,800
         42,300    @,L    Panera Bread Co.                                           1,648,854
         44,000           Petsmart, Inc.                                             1,063,040
         29,400           Regis Corp.                                                1,203,930
         81,200    @,L    Sonic Corp.                                                2,506,644
         22,600           Tiffany & Co.                                              1,024,910
         78,400     @     Tractor Supply Co.                                         3,413,536
                                                                               ---------------
                                                                                    27,598,878
                                                                               ---------------
                          SAVINGS AND LOANS: 1.7%
         23,600           Independence Community Bank                                  872,728
         72,200           New York Community
                            Bancorp, Inc.                                            2,804,970
                                                                               ---------------
                                                                                     3,677,698
                                                                               ---------------
                          SEMICONDUCTORS: 5.2%
        111,100    @,L    Altera Corp.                                               2,814,163
         91,400    @,L    Broadcom Corp.                                             3,329,702
         58,200           Linear Technology Corp.                                    2,510,748
         71,200    @,L    Xilinx, Inc.                                               2,676,408
                                                                               ---------------
                                                                                    11,331,021
                                                                               ---------------
                          SOFTWARE: 7.1%
         62,200     L     Adobe Systems, Inc.                                        2,570,104
         91,800    @,L    Avid Technology, Inc.                                      4,854,384
         26,300           National Instruments Corp.                                 1,190,601
        143,400     @     Packeteer, Inc.                                            2,720,155
        107,200     @     Veritas Software Corp.                                     4,075,851
                                                                               ---------------
                                                                                    15,411,095
                                                                               ---------------
                          TELECOMMUNICATIONS: 3.1%
         19,500     L     Adtran, Inc.                                         $     1,283,490
         70,900    @,L    Foundry Networks, Inc.                                     1,868,924
         92,420    @,L    Utstarcom, Inc.                                            3,500,870
                                                                               ---------------
                                                                                     6,653,284
                                                                               ---------------
                          TEXTILES: 1.3%
         40,400     @     Mohawk Industries, Inc.                                    2,912,032
                                                                               ---------------
                                                                                     2,912,032
                                                                               ---------------
                          TRANSPORTATION: 2.0%
         56,400           CH Robinson Worldwide, Inc.                                2,218,212
         38,700     @     Forward Air Corp.                                          1,100,628
         47,100     @     Swift Transportation Co., Inc.                               938,232
                                                                               ---------------
                                                                                     4,257,072
                                                                               ---------------
                          Total Common Stock
                            (Cost $171,925,517)                                    218,197,203
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.8%

                          REPURCHASE AGREEMENT: 0.8%
$     1,682,000           Morgan Stanley Repurchase
                            Agreement, 1.030%, due 12/01/03,
                            $1,682,144 to be received upon
                            repurchase (Collateralized by
                            $1,745,000 Student Loan Marketing
                            Association, 0.000%, Market Value
                            $1,710,784 due 12/18/03                                  1,682,000
                                                                               ---------------
                          Total Short-term Investments
                            (Cost $1,682,000)                                        1,682,000
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES
                            (COST $173,607,517)*                  101.2%       $   219,879,203
                          OTHER ASSETS AND
                            LIABILITIES-NET                        (1.2)            (2,569,857)
                                                                  -----        ---------------
                          NET ASSETS                              100.0%       $   217,309,346
                                                                  =====        ===============

@    Non-income producing security
L Loaned security, a portion or all of the security is on loan at November 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $    47,008,445
                          Gross Unrealized Depreciation                               (736,759)
                                                                               ---------------
                          Net Unrealized Appreciation                          $    46,271,686
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
Growth
Opportunities
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 97.4%

                          AIRLINES: 0.5%
         60,000     @     Airtran Holdings, Inc.                               $       885,600
                                                                               ---------------
                                                                                       885,600
                                                                               ---------------
                          APPAREL: 1.5%
         69,000     @     Coach, Inc.                                                2,748,960
                                                                               ---------------
                                                                                     2,748,960
                                                                               ---------------
                          AUTO PARTS AND EQUIPMENT: 1.3%
         21,900           Johnson Controls, Inc.                                     2,396,736
                                                                               ---------------
                                                                                     2,396,736
                                                                               ---------------
                          BANKS: 1.0%
         54,600           Banknorth Group, Inc.                                      1,789,242
                                                                               ---------------
                                                                                     1,789,242
                                                                               ---------------
                          BIOTECHNOLOGY: 4.4%
         28,600     @     Amgen, Inc.                                                1,644,786
         64,100     @     Celgene Corp.                                              2,931,293
         58,200     @     Digene Corp.                                               2,313,450
         14,600     @     Invitrogen Corp.                                             995,282
                                                                               ---------------
                                                                                     7,884,811
                                                                               ---------------
                          BUILDING MATERIALS: 0.5%
          9,200     @     American Standard Cos., Inc.                                 917,240
                                                                               ---------------
                                                                                       917,240
                                                                               ---------------
                          COMMERCIAL SERVICES: 4.8%
         32,300     @     Alliance Data Systems Corp.                                  968,354
         53,100     @     Career Education Corp.                                     2,715,003
          9,300     @     Corporate Executive Board Co.                                451,980
         39,000     @     Education Management Corp.                                 2,636,400
         17,400           Strayer Education, Inc.                                    1,944,102
                                                                               ---------------
                                                                                     8,715,839
                                                                               ---------------
                          COMPUTERS: 6.5%
         41,100     @     CACI Intl., Inc.                                           2,045,547
         58,100     @     Dell, Inc.                                                 2,004,450
        299,400     @     EMC Corp.                                                  4,113,756
        154,200     @     Network Appliance, Inc.                                    3,563,562
                                                                               ---------------
                                                                                    11,727,315
                                                                               ---------------
                          DISTRIBUTION/WHOLESALE: 0.5%
         61,600     @     Ingram Micro, Inc.                                           898,128
                                                                               ---------------
                                                                                       898,128
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 2.0%
        144,000     @     Ameritrade Holding Corp.                                   1,810,080
         38,300           Citigroup, Inc.                                            1,801,632
                                                                               ---------------
                                                                                     3,611,712
                                                                               ---------------
                          ELECTRONICS: 4.5%
         37,000     @     Agilent Technologies, Inc.                                 1,046,360
         92,200           Gentex Corp.                                               3,885,308
         46,400     @     Jabil Circuit, Inc.                                        1,276,464
         62,500     @     Waters Corp.                                               1,998,750
                                                                               ---------------
                                                                                     8,206,882
                                                                               ---------------
                          ENGINEERING AND CONSTRUCTION: 2.2%
         50,000           Fluor Corp.                                                1,833,000
         47,500     @     Jacobs Engineering Group, Inc.                             2,182,150
                                                                               ---------------
                                                                                     4,015,150
                                                                               ---------------
                          ENTERTAINMENT: 0.6%
         32,200           International Game Technology                        $     1,117,018
                                                                               ---------------
                                                                                     1,117,018
                                                                               ---------------
                          FOOD: 2.4%
         59,400     @     Dean Foods Co.                                             1,948,914
         25,800     @     Performance Food Group Co.                                 1,014,198
         36,400           Sysco Corp.                                                1,322,048
                                                                               ---------------
                                                                                     4,285,160
                                                                               ---------------
                          HEALTHCARE-PRODUCTS: 7.5%
         22,100     @     Advanced Neuromodulation
                            Systems, Inc.                                              932,399
         41,200     @     Boston Scientific Corp.                                    1,478,668
         30,000     @     Gen-Probe, Inc.                                            1,041,600
         11,200     @     Inamed Corp.                                                 877,632
         36,600           Medtronic, Inc.                                            1,654,320
         26,600     @     Patterson Dental Co.                                       1,811,460
         34,415     @     St. Jude Medical, Inc.                                     2,179,846
         16,400     @     Varian Medical Systems, Inc.                               1,131,764
         38,600     @     Zimmer Holdings, Inc.                                      2,544,512
                                                                               ---------------
                                                                                    13,652,201
                                                                               ---------------
                          HEALTHCARE-SERVICES: 2.3%
         25,500     A     Aetna, Inc.                                                1,641,690
          8,900     @     Coventry Health Care, Inc.                                   533,110
         36,800           UnitedHealth Group, Inc.                                   1,983,520
                                                                               ---------------
                                                                                     4,158,320
                                                                               ---------------
                          HOUSEHOLD PRODUCTS/WARES: 0.6%
         35,700     @     Yankee Candle Co., Inc.                                    1,053,864
                                                                               ---------------
                                                                                     1,053,864
                                                                               ---------------
                          INSURANCE: 2.6%
         41,000           Aflac, Inc.                                                1,474,770
         18,200           American Intl. Group                                       1,054,690
         14,800           MBIA, Inc.                                                   860,176
         40,500           WR Berkley Corp.                                           1,383,075
                                                                               ---------------
                                                                                     4,772,711
                                                                               ---------------
                          INTERNET: 1.6%
         89,000     @     InterActiveCorp.                                           2,923,650
                                                                               ---------------
                                                                                     2,923,650
                                                                               ---------------
                          MACHINERY-DIVERSIFIED: 2.0%
         60,300           Cognex Corp.                                               1,656,441
         59,100           Rockwell Automation, Inc.                                  1,965,075
                                                                               ---------------
                                                                                     3,621,516
                                                                               ---------------
                          MEDIA: 2.0%
         33,500     @     Echostar Communications Corp.                              1,155,080
         26,500     @     Univision Communications, Inc.                               956,120
         38,000           Viacom, Inc.                                               1,494,160
                                                                               ---------------
                                                                                     3,605,360
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 1.1%
         24,900           Danaher Corp.                                              2,071,680
                                                                               ---------------
                                                                                     2,071,680
                                                                               ---------------
                          OIL AND GAS: 6.4%
         44,915           Apache Corp.                                               3,224,897
        156,900           Chesapeake Energy Corp.                                    1,914,180
         48,755   @,@@    Nabors Industries Ltd.                                     1,809,786
         87,200     @     Patterson-UTI Energy, Inc.                                 2,505,256

                 See Accompanying Notes to Financial Statements

ING
Growth
Opportunities
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
                          OIL AND GAS (CONTINUED)
         85,400           XTO Energy, Inc.                                     $     2,158,912
                                                                               ---------------
                                                                                    11,613,031
                                                                               ---------------
                          PHARMACEUTICALS: 6.4%
         54,600     @     AdvancePCS                                                 3,039,036
         11,800           Allergan, Inc.                                               881,814
         72,600           Mylan Laboratories                                         1,838,232
        101,088           Omnicare, Inc.                                             4,035,433
         55,300           Pfizer, Inc.                                               1,855,315
                                                                               ---------------
                                                                                    11,649,830
                                                                               ---------------
                          RETAIL: 12.6%
         26,700           Applebees Intl., Inc.                                      1,033,557
         10,900     @     Autozone, Inc.                                             1,042,694
         48,400           CBRL Group, Inc.                                           1,996,500
         78,400     @     Chico's FAS, Inc.                                          3,008,992
         41,600           Dollar General Corp.                                         878,592
         70,950     @     HOT Topic, Inc.                                            2,114,310
         39,900           Michaels Stores, Inc.                                      1,885,275
         58,875     @     Pacific Sunwear of California                              1,339,995
         35,100     @     Panera Bread Co.                                           1,368,198
         64,500           Petsmart, Inc.                                             1,558,320
         24,400           Regis Corp.                                                  999,180
         34,000     @     Sonic Corp.                                                1,049,580
        118,500     @     Staples, Inc.                                              3,217,275
         26,300           Tiffany & Co.                                              1,192,705
                                                                               ---------------
                                                                                    22,685,173
                                                                               ---------------
                          SAVINGS AND LOANS: 1.0%
         19,600           Independence Community Bank                                  724,808
         25,700           New York Community
                            Bancorp, Inc.                                              998,445
                                                                               ---------------
                                                                                     1,723,253
                                                                               ---------------
                          SEMICONDUCTORS: 7.7%
        156,800     @     Altera Corp.                                               3,971,744
         75,500     @     Broadcom Corp.                                             2,750,465
         50,600           Linear Technology Corp.                                    2,182,884
        130,000     @     Xilinx, Inc.                                               4,886,700
                                                                               ---------------
                                                                                    13,791,793
                                                                               ---------------
                          SOFTWARE: 4.2%
         43,500           Adobe Systems, Inc.                                        1,797,420
         34,200     @     Avid Technology, Inc.                                      1,808,496
        104,914     @     Veritas Software Corp.                                     3,988,935
                                                                               ---------------
                                                                                     7,594,851
                                                                               ---------------
                          TELECOMMUNICATIONS: 4.3%
        123,300     @     Cisco Systems, Inc.                                        2,793,978
         66,800     @     Nextel Communications, Inc.                                1,692,044
         86,400     @     Utstarcom, Inc.                                            3,272,832
                                                                               ---------------
                                                                                     7,758,854
                                                                               ---------------
                          TEXTILES: 1.4%
         33,900     @     Mohawk Industries, Inc.                                    2,443,512
                                                                               ---------------
                                                                                     2,443,512
                                                                               ---------------
                          TRANSPORTATION: 1.0%
         35,500     @     Forward Air Corp.                                          1,009,620
         39,100     @     Swift Transportation Co., Inc.                               778,872
                                                                               ---------------
                                                                                     1,788,492
                                                                               ---------------
                          Total Common Stock
                            (Cost $137,300,063)                                    176,107,884
                                                                               ---------------
MUTUAL FUNDS: 2.5%
                          EQUITY FUND: 2.5%
         43,600           Midcap Spdr Trust Series 1                           $     4,544,864
                                                                               ---------------
                          Total Mutual Funds
                            (Cost $4,406,166)                                        4,544,864
                                                                               ---------------
                          Total Long-Term Investments
                            (Cost $141,706,229)                                $   180,652,748
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.4%

                          REPURCHASE AGREEMENT: 0.4%
$       790,000           Morgan Stanley Repurchase
                            Agreement dated 11/28/03,
                            1.030%, due 12/01/03,
                            $790,068 to be received upon
                            repurchase (Collateralized by
                            $805,000 Student Loan Marketing
                            Association,  0.000%, Market Value
                            $805,000, due 12/18/03 and
                            $10,000 U.S. Treasury Bill,
                            0.000%, Market Value $9,996,
                            due 12/11/03)                                              790,000
                                                                               ---------------
                          Total Short-term Investments
                            (Cost $790,000)                                            790,000
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES
                            (COST $142,496,229)*                    100.3%     $   181,442,748
                          OTHER ASSETS AND
                            LIABILITIES-NET                          (0.3)            (519,757)
                                                                    -----      ---------------
                          NET ASSETS                                100.0%     $   180,922,991
                                                                    =====      ===============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $    40,138,947
                          Gross Unrealized Depreciation                             (1,192,428)
                                                                               ---------------
                          Net Unrealized Appreciation                          $    38,946,519
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
LargeCap
Growth
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 98.0%

                          ADVERTISING: 3.5%
        114,930           Omnicom Group                                        $     9,155,324
                                                                               ---------------
                                                                                     9,155,324
                                                                               ---------------
                          BIOTECHNOLOGY: 0.7%
         40,480     @     Genzyme Corp.                                              1,892,035
                                                                               ---------------
                                                                                     1,892,035
                                                                               ---------------
                          COMMERCIAL SERVICES: 7.5%
        178,760    @,L    Apollo Group, Inc.                                        12,339,803
         43,700           McKesson Corp.                                             1,276,040
        103,200           Moody's Corp.                                              5,911,296
                                                                               ---------------
                                                                                    19,527,139
                                                                               ---------------
                          COMPUTERS: 8.9%
        361,940     @     Dell, Inc.                                                12,486,930
        374,680     @     EMC Corp.                                                  5,148,103
        178,510    @@     Seagate Technology, Inc.                                   3,525,573
         83,170     @     Sungard Data Systems, Inc.                                 2,247,253
                                                                               ---------------
                                                                                    23,407,859
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 10.5%
         45,590     L     Capital One Financial Corp.                                2,722,635
        133,090           Citigroup, Inc.                                            6,260,554
        127,460           Countrywide Financial Corp.                               13,459,776
         34,770           Fannie Mae                                                 2,433,900
         53,110           Franklin Resources, Inc.                                   2,540,251
                                                                               ---------------
                                                                                    27,417,116
                                                                               ---------------
                          HEALTHCARE-PRODUCTS: 4.2%
        192,890           Guidant Corp.                                             10,950,365
                                                                               ---------------
                                                                                    10,950,365
                                                                               ---------------
                          HOME BUILDERS: 1.4%
         36,490           Lennar Corp.                                               3,572,371
                                                                               ---------------
                                                                                     3,572,371
                                                                               ---------------
                          INSURANCE: 1.8%
        132,700    @@     ACE Ltd.                                                   4,836,915
                                                                               ---------------
                                                                                     4,836,915
                                                                               ---------------
                          INTERNET: 10.9%
        140,490    @,L    eBay, Inc.                                                 7,846,367
         65,330     L     InterActiveCorp.                                           2,146,091
        211,420    @,L    Symantec Corp.                                             6,940,919
        273,330    @,L    Yahoo!, Inc.                                              11,747,722
                                                                               ---------------
                                                                                    28,681,099
                                                                               ---------------
                          MEDIA: 9.0%
         59,340     L     Clear Channel
                            Communications, Inc.                                     2,481,005
        190,630     L     Comcast Corp.                                              5,747,495
         72,850     L     Cox Communications, Inc.                                   2,469,615
        159,120           Echostar Communications Corp.                              5,486,458
        202,980    @,L    Univision Communications, Inc.                             7,323,518
                                                                               ---------------
                                                                                    23,508,091
                                                                               ---------------
                          PHARMACEUTICALS: 14.6%
        110,320           Abbott Laboratories                                  $     4,876,144
        208,630   @@,L    AstraZeneca PLC ADR                                        9,586,548
        144,740     L     Eli Lilly & Co.                                            9,923,373
        114,840     @     Forest Laboratories, Inc.                                  6,274,858
         24,750    @,L    Gilead Sciences, Inc.                                      1,452,330
         93,530     @     Medco Health Solutions, Inc.                               3,407,298
        157,520    @@     Serono SA ADR                                              2,721,946
                                                                               ---------------
                                                                                    38,242,497
                                                                               ---------------
                          RETAIL: 4.5%
         96,080     @     Autozone, Inc.                                             9,191,013
         43,490           Best Buy Co., Inc.                                         2,696,380
                                                                               ---------------
                                                                                    11,887,393
                                                                               ---------------
                          SEMICONDUCTORS: 5.4%
        302,570    @,L    Altera Corp.                                               7,664,098
        130,460           Analog Devices, Inc.                                       6,490,385
                                                                               ---------------
                                                                                    14,154,483
                                                                               ---------------
                          SOFTWARE: 8.5%
        228,930     L     Bea Systems, Inc.                                          2,907,411
        254,810     L     First Data Corp.                                           9,644,559
         65,170    @,L    Mercury Interactive Corp.                                  3,049,956
        255,020           Microsoft Corp.                                            6,554,014
                                                                               ---------------
                                                                                    22,155,940
                                                                               ---------------
                          TELECOMMUNICATIONS: 6.6%
         93,930    @@     Amdocs Ltd.                                                2,350,129
        865,300    @,L    Corning, Inc.                                              9,916,338
         41,076           NTL, Inc.                                                  2,676,512
        151,010   @@,L    Telefonaktiebolaget LM
                            Ericsson ADR                                             2,452,402
                                                                               ---------------
                                                                                    17,395,381
                                                                               ---------------
                          Total Common Stock
                            (Cost $227,643,719)                                    256,784,008
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES (COST
                            $227,643,719)*                           98.0%     $   256,784,008
                          OTHER ASSETS AND
                            LIABILITIES-NET                           2.0            5,156,454
                                                                    -----      ---------------
                          NET ASSETS                                100.0%     $   261,940,462
                                                                    =====      ===============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
PLC  Public Limited Company
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $    32,197,527
                          Gross Unrealized Depreciation                             (3,057,238)
                                                                               ---------------
                          Net Unrealized Appreciation                          $    29,140,289
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 100.0%

                          AIRLINES: 0.4%
         52,000     @     Airtran Holdings, Inc.                               $       767,520
                                                                               ---------------
                                                                                       767,520
                                                                               ---------------
                          APPAREL: 1.4%
         61,000     @     Coach, Inc.                                                2,430,240
                                                                               ---------------
                                                                                     2,430,240
                                                                               ---------------
                          AUTO PARTS AND EQUIPMENT: 1.3%
         20,300           Johnson Controls, Inc.                                     2,221,632
                                                                               ---------------
                                                                                     2,221,632
                                                                               ---------------
                          BANKS: 1.6%
         24,700           Bank of Hawaii Corp.                                       1,021,345
         53,300           Banknorth Group, Inc.                                      1,746,641
                                                                               ---------------
                                                                                     2,767,986
                                                                               ---------------
                          BIOTECHNOLOGY: 2.2%
         62,910    @,L    Celgene Corp.                                              2,876,874
         15,600     @     Invitrogen Corp.                                           1,063,452
                                                                               ---------------
                                                                                     3,940,326
                                                                               ---------------
                          BUILDING MATERIALS: 1.3%
         22,700     @     American Standard Cos., Inc.                               2,263,190
                                                                               ---------------
                                                                                     2,263,190
                                                                               ---------------
                          CHEMICALS: 0.6%
         14,000           Praxair, Inc.                                              1,004,920
                                                                               ---------------
                                                                                     1,004,920
                                                                               ---------------
                          COMMERCIAL SERVICES: 5.3%
         30,600     @     Alliance Data Systems Corp.                                  917,388
         51,800     @     Career Education Corp.                                     2,648,534
         40,500     @     Corporate Executive Board Co.                              1,968,300
         43,400     @     Education Management Corp.                                 2,933,840
         25,800     @     Paychex, Inc.                                                992,526
                                                                               ---------------
                                                                                     9,460,588
                                                                               ---------------
                          COMPUTERS: 2.9%
         42,000     @     CACI Intl., Inc.                                           2,090,340
        134,300    @,L    Network Appliance, Inc.                                    3,103,673
                                                                               ---------------
                                                                                     5,194,013
                                                                               ---------------
                          DISTRIBUTION/WHOLESALE: 0.5%
         60,300     @     Ingram Micro, Inc.                                           879,174
                                                                               ---------------
                                                                                       879,174
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 2.0%
        139,100    @,L    Ameritrade Holding Corp.                                   1,748,487
         24,300           Bear Stearns Cos., Inc.                                    1,760,778
                                                                               ---------------
                                                                                     3,509,265
                                                                               ---------------
                          ELECTRICAL COMPONENTS & EQUIPMENT: 1.3%
        104,900           American Power Conversion                                  2,293,114
                                                                               ---------------
                                                                                     2,293,114
                                                                               ---------------
                          ELECTRONICS: 5.4%
         38,000    @,L    Agilent Technologies, Inc.                                 1,074,640
        112,700     L     Gentex Corp.                                               4,749,178
         66,700     @     Jabil Circuit, Inc.                                        1,834,917
         60,200     @     Waters Corp.                                               1,925,196
                                                                               ---------------
                                                                                     9,583,931
                                                                               ---------------
                          ENGINEERING & CONSTRUCTION: 2.6%
         44,700     L     Fluor Corp.                                          $     1,638,702
         63,700     @     Jacobs Engineering Group, Inc.                             2,926,378
                                                                               ---------------
                                                                                     4,565,080
                                                                               ---------------
                          ENTERTAINMENT: 0.7%
         33,300     L     International Game Technology                              1,155,177
                                                                               ---------------
                                                                                     1,155,177
                                                                               ---------------
                          FOOD: 2.2%
         58,000     @     Dean Foods Co.                                             1,902,980
         48,700    @,L    Performance Food Group Co.                                 1,914,397
                                                                               ---------------
                                                                                     3,817,377
                                                                               ---------------
                          HEALTHCARE-PRODUCTS: 7.0%
         30,800     @     Gen-Probe, Inc.                                            1,069,376
         10,900     @     Inamed Corp.                                                 854,124
         25,900    @,L    Patterson Dental Co.                                       1,763,790
         35,400     @     St. Jude Medical, Inc.                                     2,242,236
         60,200    @,L    Varian Medical Systems, Inc.                               4,154,402
         37,100    @,L    Zimmer Holdings, Inc.                                      2,445,632
                                                                               ---------------
                                                                                    12,529,560
                                                                               ---------------
                          HEALTHCARE-SERVICES: 2.2%
         23,300     A     Aetna, Inc.                                                1,500,054
         29,600     @     Amsurg Corp.                                               1,101,416
         11,500    @,L    Anthem, Inc.                                                 829,380
          8,700     @     Coventry Health Care, Inc.                                   521,130
                                                                               ---------------
                                                                                     3,951,980
                                                                               ---------------
                          HOME FURNISHINGS: 0.9%
         12,100           Harman Intl. Industries, Inc.                              1,648,867
                                                                               ---------------
                                                                                     1,648,867
                                                                               ---------------
                          HOUSEHOLD PRODUCTS/WARES: 0.6%
         37,200     @     Yankee Candle Co., Inc.                                    1,098,144
                                                                               ---------------
                                                                                     1,098,144
                                                                               ---------------
                          INSURANCE: 2.5%
         31,800           MBIA, Inc.                                                 1,848,216
         48,500     @     Proassurance Corp.                                         1,498,650
         31,150           WR Berkley Corp.                                           1,063,773
                                                                               ---------------
                                                                                     4,410,639
                                                                               ---------------
                          INTERNET: 1.1%
         59,200    @,L    InterActiveCorp.                                           1,944,720
                                                                               ---------------
                                                                                     1,944,720
                                                                               ---------------
                          MACHINERY-DIVERSIFIED: 3.1%
         58,400           Cognex Corp.                                               1,604,248
         73,300           Rockwell Automation, Inc.                                  2,437,225
         21,900     @     Zebra Technologies Corp.                                   1,392,183
                                                                               ---------------
                                                                                     5,433,656
                                                                               ---------------
                          MEDIA: 2.0%
         40,900     @     Echostar Communications Corp.                              1,410,232
         59,300    @,L    Univision Communications, Inc.                             2,139,544
                                                                               ---------------
                                                                                     3,549,776
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 1.1%
         23,000     L     Danaher Corp.                                              1,913,600
                                                                               ---------------
                                                                                     1,913,600
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
                          OFFICE/BUSINESS EQUIPMENT: 1.1%
        159,400    @,L    Xerox Corp.                                          $     1,941,492
                                                                               ---------------
                                                                                     1,941,492
                                                                               ---------------
                          OIL AND GAS: 5.4%
         26,100           Apache Corp.                                               1,873,980
         85,400     L     Chesapeake Energy Corp.                                    1,041,880
         21,400           Devon Energy Corp.                                         1,056,304
         23,900  @,@@,L   Nabors Industries Ltd.                                       887,168
         94,100     @     Patterson-UTI Energy, Inc.                                 2,703,493
         79,300     L     XTO Energy, Inc.                                           2,004,704
                                                                               ---------------
                                                                                     9,567,529
                                                                               ---------------
                          PHARMACEUTICALS: 5.7%
         49,900    @,L    AdvancePCS                                                 2,777,434
         23,500     L     Allergan, Inc.                                             1,756,155
         71,150           Mylan Laboratories                                         1,801,518
         93,800           Omnicare, Inc.                                             3,744,496
                                                                               ---------------
                                                                                    10,079,603
                                                                               ---------------
                          RETAIL: 15.0%
         22,400    @,L    Autozone, Inc.                                             2,142,784
         40,900     @     Bed Bath & Beyond, Inc.                                    1,727,616
         51,000           CBRL Group, Inc.                                           2,103,750
         69,600    @,L    Chico's FAS, Inc.                                          2,671,248
         40,600           Dollar General Corp.                                         857,472
         99,000     @     HOT Topic, Inc.                                            2,950,200
         41,000     L     Michaels Stores, Inc.                                      1,937,250
         34,400    @,L    Panera Bread Co.                                           1,340,912
         62,800           Petsmart, Inc.                                             1,517,248
         24,000           Regis Corp.                                                  982,800
         62,100     @     Sonic Corp.                                                1,917,027
        123,400     @     Staples, Inc.                                              3,350,310
         57,700           Tiffany & Co.                                              2,616,695
         12,800     @     Tractor Supply Co.                                           557,312
                                                                               ---------------
                                                                                    26,672,624
                                                                               ---------------
                          SAVINGS AND LOANS: 1.8%
         19,100           Independence Community Bank                                  706,318
         63,866           New York Community
                            Bancorp, Inc.                                            2,481,194
                                                                               ---------------
                                                                                     3,187,512
                                                                               ---------------
                          SEMICONDUCTORS: 5.9%
        113,700    @,L    Altera Corp.                                               2,880,021
         77,400    @,L    Broadcom Corp.                                             2,819,682
         47,800           Linear Technology Corp.                                    2,062,092
         69,500    @,L    Xilinx, Inc.                                               2,612,505
                                                                               ---------------
                                                                                    10,374,300
                                                                               ---------------
                          SOFTWARE: 6.9%
         53,600     L     Adobe Systems, Inc.                                        2,214,752
         33,300    @,L    Avid Technology, Inc.                                      1,760,904
         43,300     @     D&B Corp.                                                  2,089,225
         59,500           Fair Isaac Corp.                                           3,282,020
         81,800     @     Veritas Software Corp.                                     3,110,118
                                                                               ---------------
                                                                                    12,457,019
                                                                               ---------------
                          TELECOMMUNICATIONS: 1.7%
         77,425    @,L    Utstarcom, Inc.                                      $     2,932,859
                                                                               ---------------
                                                                                     2,932,859
                                                                               ---------------
                          TEXTILES: 1.3%
         32,600     @     Mohawk Industries, Inc.                                    2,349,808
                                                                               ---------------
                                                                                     2,349,808
                                                                               ---------------
                          TOYS/GAMES/HOBBIES: 0.5%
         28,400    @,L    Leapfrog Enterprises, Inc.                                   891,760
                                                                               ---------------
                                                                                       891,760
                                                                               ---------------
                          TRANSPORTATION: 2.5%
         68,900           CH Robinson Worldwide, Inc.                                2,709,837
         31,600     @     Forward Air Corp.                                            898,704
         38,400    @,L    Swift Transportation Co., Inc.                               764,928
                                                                               ---------------
                                                                                     4,373,469
                                                                               ---------------
                          Total Common Stock
                            (Cost $137,131,706)                                    177,162,450
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.4%

                          REPURCHASE AGREEMENT: 0.4%
$       679,000           Morgan Stanley Repurchase
                            Agreement dated 11/28/03,
                            1.030%, due 12/01/03,
                            $679,058 to be received upon
                            repurchase (Collateralized by
                            $690,000 Student Loan Marketing
                            Association, 0.000%, Market Value
                            $690,000, due 12/18/03 and
                            $10,000 U.S. Treasury Bill, 0.000%,
                            Market Value $9,996, due 12/11/03)                         679,000
                                                                               ---------------
                          Total Short-term Investments
                            (Cost $679,000)                                            679,000
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES
                            (COST $137,810,706)*                      100.4%   $   177,841,450
                          OTHER ASSETS AND
                            LIABILITIES-NET                            (0.4)          (773,222)
                                                                      -----    ---------------
                          NET ASSETS                                  100.0%   $   177,068,228
                                                                      =====    ===============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
L Loaned security, a portion or all of this security is on loan as of November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $    40,612,511
                          Gross Unrealized Depreciation                               (581,767)
                                                                               ---------------
                          Net Unrealized Appreciation                          $    40,030,744
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 96.1%

                          AEROSPACE/DEFENSE: 0.8%
         43,950           Engineered Support
                            Systems, Inc.                                      $     2,329,350
                                                                               ---------------
                                                                                     2,329,350
                                                                               ---------------
                          AIRLINES: 1.2%
        252,200    @,L    Airtran Holdings, Inc.                                     3,722,472
                                                                               ---------------
                                                                                     3,722,472
                                                                               ---------------
                          BANKS: 4.2%
        136,300           Southwest Bancorp of
                            Texas, Inc.                                              5,210,749
         67,800           UCBH Holdings, Inc.                                        2,650,980
         97,300           Westamerica Bancorporation                                 5,137,440
                                                                               ---------------
                                                                                    12,999,169
                                                                               ---------------
                          BIOTECHNOLOGY: 5.0%
         36,300    @,L    Celgene Corp.                                              1,659,999
        105,500    @,L    Digene Corp.                                               4,193,625
        144,000    @,L    Integra Lifesciences
                            Holdings Corp.                                           4,520,160
         82,985    @,L    Martek Biosciences Corp.                                   5,040,509
                                                                               ---------------
                                                                                    15,414,293
                                                                               ---------------
                          COMMERCIAL SERVICES: 5.5%
        216,300    @,L    Administaff, Inc.                                          3,235,848
         61,400     @     Advisory Board Co.                                         2,254,608
         51,000     @     Concorde Career Colleges, Inc.                             1,351,500
         44,300     @     Corporate Executive Board Co.                              2,152,980
         36,600    @,L    Education Management Corp.                                 2,474,160
         48,400           Strayer Education, Inc.                                    5,407,732
                                                                               ---------------
                                                                                    16,876,828
                                                                               ---------------
                          COMPUTERS: 7.5%
        114,200     @     Anteon Intl. Corp.                                         4,357,872
         67,200     @     CACI Intl., Inc.                                           3,344,544
        167,100     @     Cognizant Technology
                            Solutions Corp.                                          7,664,877
        259,800    @,L    Cray, Inc.                                                 2,720,106
         88,600    @,L    Micros Systems, Inc.                                       3,832,836
         47,700    @,L    Netscreen Technologies, Inc.                               1,202,040
                                                                               ---------------
                                                                                    23,122,275
                                                                               ---------------
                          DISTRIBUTION/WHOLESALE: 1.8%
        153,100     @     SCP Pool Corp.                                             5,484,042
                                                                               ---------------
                                                                                     5,484,042
                                                                               ---------------
                          ELECTRICAL COMPONENTS & EQUIPMENT: 1.5%
        111,300     @     Wilson Greatbatch
                            Technologies, Inc.                                       4,663,470
                                                                               ---------------
                                                                                     4,663,470
                                                                               ---------------
                          ELECTRONICS: 1.7%
        145,800    @,L    Benchmark Electronics, Inc.                                5,355,234
                                                                               ---------------
                                                                                     5,355,234
                                                                               ---------------
                          ENTERTAINMENT: 2.8%
         81,500           GTECH Holdings Corp.                                       4,055,440
         66,200     @     Penn National Gaming, Inc.                                 1,563,644
        105,415    @,L    Shuffle Master, Inc.                                       3,152,963
                                                                               ---------------
                                                                                     8,772,047
                                                                               ---------------
                          ENVIRONMENTAL CONTROL: 2.4%
         29,400    @,L    Stericycle, Inc.                                     $     1,452,360
        237,200    @,L    Tetra Tech, Inc.                                           6,048,600
                                                                               ---------------
                                                                                     7,500,960
                                                                               ---------------
                          FOOD: 3.3%
         59,850           Flowers Foods, Inc.                                        1,562,085
        141,600    @,L    Performance Food Group Co.                                 5,566,296
         76,900     @     United Natural Foods, Inc.                                 2,952,191
                                                                               ---------------
                                                                                    10,080,572
                                                                               ---------------
                          HEALTHCARE-PRODUCTS: 7.3%
         82,350    @,L    Advanced Neuromodulation
                            Systems, Inc.                                            3,474,347
         74,300     @     Gen-Probe, Inc.                                            2,579,696
         56,200     @     Inamed Corp.                                               4,403,832
        157,401     @     Kyphon, Inc.                                               4,312,787
         43,500    @,L    Techne Corp.                                               1,569,480
        256,520     @     Thoratec Corp.                                             3,614,367
         92,300     @     Wright Medical Group, Inc.                                 2,571,478
                                                                               ---------------
                                                                                    22,525,987
                                                                               ---------------
                          HEALTHCARE-SERVICES: 4.2%
        186,600     @     Amsurg Corp.                                               6,943,386
         63,000     @     Odyssey Healthcare, Inc.                                   2,243,430
         42,600    @,L    Pediatrix Medical Group, Inc.                              2,285,916
        104,300     @     Province Healthcare Co.                                    1,598,919
                                                                               ---------------
                                                                                    13,071,651
                                                                               ---------------
                          HOUSEHOLD PRODUCTS/WARES: 0.9%
         97,600     @     Yankee Candle Co., Inc.                                    2,881,152
                                                                               ---------------
                                                                                     2,881,152
                                                                               ---------------
                          INSURANCE: 2.8%
         95,245     L     HCC Insurance Holdings, Inc.                               2,963,072
         63,700     @     Philadelphia Consolidated
                            Holding Co.                                              3,225,131
         83,600    @,L    Proassurance Corp.                                         2,583,240
                                                                               ---------------
                                                                                     8,771,443
                                                                               ---------------
                          INTERNET: 1.7%
         83,200     @     At Road, Inc.                                              1,047,488
         65,343    @,L    Digital Insight Corp.                                      1,553,203
         74,700    @,L    Digital River, Inc.                                        1,718,847
         48,570     @     eCollege.com, Inc.                                         1,078,254
                                                                               ---------------
                                                                                     5,397,792
                                                                               ---------------
                          LODGING: 1.0%
         98,600           Station Casinos, Inc.                                      3,074,348
                                                                               ---------------
                                                                                     3,074,348
                                                                               ---------------
                          MACHINERY-DIVERSIFIED: 1.3%
        148,760           Cognex Corp.                                               4,086,437
                                                                               ---------------
                                                                                     4,086,437
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 1.1%
         11,200     @     Applied Films Corp.                                          371,728
         68,400     @     Esco Technologies, Inc.                                    2,907,000
                                                                               ---------------
                                                                                     3,278,728
                                                                               ---------------
                          OIL AND GAS: 3.8%
        118,600    @,L    Evergreen Resources, Inc.                                  3,324,358
         47,750           Patina Oil & Gas Corp.                                     2,143,020

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
                          OIL AND GAS (CONTINUED)
        184,600     @     Southwestern Energy Co.                              $     3,767,686
        117,000     @     Unit Corp.                                                 2,410,200
                                                                               ---------------
                                                                                    11,645,264
                                                                               ---------------
                          PHARMACEUTICALS: 2.1%
         30,200    @,L    Pharmaceutical Resources, Inc.                             2,191,916
        133,749     @     VCA Antech, Inc.                                           4,179,656
                                                                               ---------------
                                                                                     6,371,572
                                                                               ---------------
                          RETAIL: 14.3%
         87,400     L     Applebees Intl., Inc.                                      3,383,254
        137,800           CBRL Group, Inc.                                           5,684,250
        135,200    @,L    Chico's FAS, Inc.                                          5,188,976
         50,200    @,L    Dick's Sporting Goods, Inc.                                2,639,516
        216,975     @     HOT Topic, Inc.                                            6,465,854
        100,400           MSC Industrial Direct Co.                                  2,644,536
        240,842     @     Pacific Sunwear of California                              5,481,564
         59,400     @     Panera Bread Co.                                           2,315,412
         72,800     @     Petco Animal Supplies, Inc.                                2,435,888
         31,200    @,L    PF Chang's China Bistro, Inc.                              1,684,176
         40,800           Regis Corp.                                                1,670,760
        110,300    @,L    Sonic Corp.                                                3,404,961
         20,000     @     Tractor Supply Co.                                           870,800
                                                                               ---------------
                                                                                    43,869,947
                                                                               ---------------
                          SEMICONDUCTORS: 5.5%
        131,500     @     Actel Corp.                                                3,604,415
        453,600     @     GlobespanVirata, Inc.                                      2,785,104
        258,700    @,L    Kulicke & Soffa Industries, Inc.                           4,263,376
         42,500     @     Mattson Technology, Inc.                                     652,375
         88,700     @     Omnivision Technologies, Inc.                              5,779,692
                                                                               ---------------
                                                                                    17,084,962
                                                                               ---------------
                          SOFTWARE: 5.1%
        126,000    @,L    Avid Technology, Inc.                                      6,662,880
         53,700           Global Payments, Inc.                                      2,437,980
        349,400     @     Packeteer, Inc.                                            6,627,769
                                                                               ---------------
                                                                                    15,728,629
                                                                               ---------------
                          TELECOMMUNICATIONS: 4.5%
         59,800     L     Adtran, Inc.                                               3,936,036
        320,600    @,L    Foundry Networks, Inc.                                     8,451,016
         50,400    @,L    KVH Industries, Inc.                                       1,589,616
                                                                               ---------------
                                                                                    13,976,668
                                                                               ---------------
                          TOYS/GAMES/HOBBIES: 1.1%
         91,700    @,L    Leapfrog Enterprises, Inc.                                 2,879,380
         21,200     @     RC2 Corp.                                                    451,136
                                                                               ---------------
                                                                                     3,330,516
                                                                               ---------------
                          TRANSPORTATION: 1.7%
         54,600     @     Forward Air Corp.                                          1,552,824
        153,060     @     Knight Transportation, Inc.                                3,708,644
                                                                               ---------------
                                                                                     5,261,468
                                                                               ---------------
                          Total Common Stock
                            (Cost $204,172,216)                                    296,677,276
                                                                               ---------------

MUTUAL FUNDS: 1.7%
                          EQUITY FUND: 1.7%
         85,965     L     I Shares Russell 2000 Growth
                            Index Fund                                         $     5,097,725
                                                                               ---------------
                          Total Mutual Funds
                            (Cost $4,221,164)                                        5,097,725
                                                                               ---------------
                          Total Long-Term Investments
                            (Cost $208,393,380)                                    301,775,001
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.6%

                          REPURCHASE AGREEMENT: 2.6%
$     7,950,000           Repurchase Agreement
                            dated 11/28/03, 1.060%,
                            due 12/01/03, $7,950,702 to
                            be received upon repurchase
                            (Collateralized by Federal
                            National  Mortgage Association,
                            4.750%, market value $7,950,563,
                            due 02/21/2013), 1.06%,
                            due 12/01/03                                             7,950,000
                                                                               ---------------
                          Total Short-term Investments
                            (Cost $7,950,000)                                        7,950,000
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES
                            (COST $216,343,380)*                    100.4%     $   309,725,001
                          OTHER ASSETS AND
                            LIABILITIES-NET                          (0.4)          (1,221,684)
                                                                    -----      ---------------
                          NET ASSETS                                100.0%     $   308,503,317
                                                                    =====      ===============

@    Non-income producing security
L Loaned security, a portion or all of the security is on loan at November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $    94,744,418
                          Gross Unrealized Depreciation                             (1,362,797)
                                                                               ---------------
                          Net Unrealized Appreciation                          $    93,381,621
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
Disciplined
LargeCap
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 100.0%

                          ADVERTISING: 0.6%
          6,300           Omnicom Group                                        $       501,858
                                                                               ---------------
                                                                                       501,858
                                                                               ---------------
                          AEROSPACE/DEFENSE: 0.9%
          6,950           Boeing Co.                                                   266,811
          4,350           Goodrich Corp.                                               119,669
          3,850           United Technologies Corp.                                    329,944
                                                                               ---------------
                                                                                       716,424
                                                                               ---------------
                          AGRICULTURE: 1.4%
         16,600           Altria Group, Inc.                                           863,200
         11,450           Monsanto Co.                                                 310,524
                                                                               ---------------
                                                                                     1,173,724
                                                                               ---------------
                          APPAREL: 0.9%
          4,900           Jones Apparel Group, Inc.                                    169,050
          8,200           Nike, Inc.                                                   551,450
                                                                               ---------------
                                                                                       720,500
                                                                               ---------------
                          AUTO MANUFACTURERS: 1.5%
         48,500           Ford Motor Co.                                               640,200
          4,250           General Motors Corp.                                         181,815
          4,700     @     Paccar, Inc.                                                 376,987
                                                                               ---------------
                                                                                     1,199,002
                                                                               ---------------
                          AUTO PARTS & EQUIPMENT: 0.2%
         21,250           Delphi Corp.                                                 186,575
                                                                               ---------------
                                                                                       186,575
                                                                               ---------------
                          BANKS: 6.1%
         21,850           Bank of America Corp.                                      1,648,145
          9,150           Bank One Corp.                                               396,744
         13,250           SouthTrust Corp.                                             425,988
         15,950           US Bancorp                                                   441,975
         23,800           Wachovia Corp.                                             1,088,849
         13,500           Wells Fargo & Co.                                            773,954
          3,750           Zions Bancorporation                                         231,263
                                                                               ---------------
                                                                                     5,006,918
                                                                               ---------------
                          BEVERAGES: 2.8%
         20,100           Coca-Cola Co.                                                934,650
         28,300           PepsiCo, Inc.                                              1,361,796
                                                                               ---------------
                                                                                     2,296,446
                                                                               ---------------
                          BIOTECHNOLOGY: 0.7%
         10,464     @     Amgen, Inc.                                                  601,785
                                                                               ---------------
                                                                                       601,785
                                                                               ---------------
                          CHEMICALS: 0.6%
          7,550           Dow Chemical Co.                                             283,503
          5,850           Engelhard Corp.                                              174,447
          3,800     @     Hercules, Inc.                                                38,152
                                                                               ---------------
                                                                                       496,102
                                                                               ---------------
                          COMMERCIAL SERVICES: 1.8%
         28,900     @     Cendant Corp.                                                640,424
          7,350           H&R Block, Inc.                                              399,032
         12,000     @     Paychex, Inc.                                                461,640
                                                                               ---------------
                                                                                     1,501,096
                                                                               ---------------
                          COMPUTERS: 5.0%
         14,300     @     Apple Computer, Inc.                                 $       299,156
         20,650     @     Dell, Inc.                                                   712,425
         52,200     @     EMC Corp.                                                    717,228
         22,937           Hewlett-Packard Co.                                          497,504
         13,850     @     International Business
                            Machines Corp.                                           1,253,979
          4,900     @     Lexmark Intl., Inc.                                          379,260
         12,800     @     Network Appliance, Inc.                                      295,808
         18,700     X     Seagate Technology, Inc.                                          --
                                                                               ---------------
                                                                                     4,155,360
                                                                               ---------------
                          COSMETICS/PERSONAL CARE: 3.0%
         23,750           Gillette Co.                                                 801,088
         12,650           Kimberly-Clark Corp.                                         685,883
         10,450           Procter & Gamble Co.                                       1,005,708
                                                                               ---------------
                                                                                     2,492,679
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 9.2%
         10,700           American Express Co.                                         489,097
          4,150           Bear Stearns Cos., Inc.                                      300,709
          7,850           Capital One Financial Corp.                                  468,802
         41,650           Citigroup, Inc.                                            1,959,215
          4,800           Countrywide Financial Corp.                                  506,880
          8,200           Fannie Mae                                                   574,000
         34,550           JP Morgan Chase & Co.                                      1,221,688
          8,000           Lehman Brothers Holdings, Inc.                               577,680
         17,950           Merrill Lynch & Co., Inc.                                  1,018,663
          8,800           Morgan Stanley                                               486,464
                                                                               ---------------
                                                                                     7,603,198
                                                                               ---------------
                          ELECTRIC: 2.7%
         23,250     @     AES Corp.                                                    206,228
         12,750           Centerpoint Energy, Inc.                                     123,675
          6,850           Constellation Energy Group, Inc.                             257,834
         14,150     @     Edison Intl.                                                 288,943
          9,400           Exelon C                                                     581,108
          6,000           Southern Co.                                                 175,620
         12,600           TXU Corp.                                                    278,964
         16,550           Xcel Energy, Inc.                                            276,385
                                                                               ---------------
                                                                                     2,188,757
                                                                               ---------------
                          ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
          3,450           Emerson Electric Co.                                         210,588
                                                                               ---------------
                                                                                       210,588
                                                                               ---------------
                          ELECTRONICS: 0.4%
          4,300           Perkinelmer, Inc.                                             72,713
         19,300     @     Sanmina-SCI Corp.                                            235,267
                                                                               ---------------
                                                                                       307,980
                                                                               ---------------
                          FOOD: 1.1%
         18,900           Conagra Foods, Inc.                                          463,050
         12,850           HJ Heinz Co.                                                 463,885
                                                                               ---------------
                                                                                       926,935
                                                                               ---------------
                          FOREST PRODUCTS & PAPER: 0.3%
          4,200           International Paper Co.                                      156,282
          4,700     @     Louisiana-Pacific Corp.                                       85,023
                                                                               ---------------
                                                                                       241,305
                                                                               ---------------
                          HAND/MACHINE TOOLS: 0.1%
          2,550           Snap-On, Inc.                                                 76,551
                                                                               ---------------
                                                                                        76,551
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Disciplined
LargeCap
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS: 2.9%
         19,750     @     Boston Scientific Corp.                              $       708,828
          9,500           Guidant Corp.                                                539,315
         23,800           Johnson & Johnson                                          1,173,102
                                                                               ---------------
                                                                                     2,421,245
                                                                               ---------------
                          HEALTHCARE-SERVICES: 2.2%
          5,400     @     Anthem, Inc.                                                 389,448
          6,400     @     Humana, Inc.                                                 142,912
         13,850           UnitedHealth Group, Inc.                                     746,515
          5,500     @     WellPoint Health Networks                                    514,195
                                                                               ---------------
                                                                                     1,793,070
                                                                               ---------------
                          HOME FURNISHINGS: 0.2%
          2,800           Whirlpool Corp.                                              191,296
                                                                               ---------------
                                                                                       191,296
                                                                               ---------------
                          HOUSEHOLD PRODUCTS/WARES: 0.5%
          5,550           Fortune Brands, Inc.                                         379,176
                                                                               ---------------
                                                                                       379,176
                                                                               ---------------
                          INSURANCE: 4.0%
         11,300    @@     ACE Ltd.                                                     411,885
         21,150           American Intl. Group                                       1,225,642
          7,000           Chubb Corp.                                                  458,150
          5,700           Cigna Corp.                                                  305,805
          7,250           Lincoln National Corp.                                       284,273
         15,250           Prudential Financial, Inc.                                   596,428
                                                                               ---------------
                                                                                     3,282,183
                                                                               ---------------
                          INTERNET: 0.8%
          5,200     @     eBay, Inc.                                                   290,420
         11,400     @     Symantec Corp.                                               374,262
                                                                               ---------------
                                                                                       664,682
                                                                               ---------------
                          MACHINERY-CONSTRUCTION & MINING: 0.3%
          2,900           Caterpillar, Inc.                                            220,545
                                                                               ---------------
                                                                                       220,545
                                                                               ---------------
                          MACHINERY-DIVERSIFIED: 0.9%
          8,150           Deere & Co.                                                  499,025
          7,500           Rockwell Automation, Inc.                                    249,375
                                                                               ---------------
                                                                                       748,400
                                                                               ---------------
                          MEDIA: 2.4%
         17,750     @     Comcast Corp.                                                556,995
          6,500           McGraw-Hill Cos., Inc.                                       445,250
         35,400     @     Time Warner, Inc.                                            576,312
         16,100           Walt Disney Co.                                              371,749
                                                                               ---------------
                                                                                     1,950,306
                                                                               ---------------
                          MINING: 0.5%
          7,300     @     Alcoa, Inc.                                                  239,513
          3,600           Newmont Mining Corp.                                         173,304
                                                                               ---------------
                                                                                       412,817
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 5.4%
         14,300     @     3M Co.                                                     1,130,272
          5,550           Danaher Corp.                                                461,760
         81,050           General Electric Co.                                       2,323,703
          6,900           Honeywell Intl., Inc.                                        204,861
         16,200    @@     Tyco Intl. Ltd.                                              371,790
                                                                               ---------------
                                                                                     4,492,386
                                                                               ---------------
                          OFFICE/BUSINESS EQUIPMENT: 0.5%
          9,550           Pitney Bowes, Inc.                                   $       379,613
                                                                               ---------------
                                                                                       379,613
                                                                               ---------------
                          OIL AND GAS: 6.3%
         16,400           ChevronTexaco Corp.                                        1,231,639
         13,678           ConocoPhillips                                               776,090
          8,250           Devon Energy Corp.                                           407,220
         50,100           Exxon Mobil Corp.                                          1,812,116
         12,300           Marathon Oil Corp.                                           364,203
         12,200           Occidental Petroleum Corp.                                   447,496
          2,850           Sunoco, Inc.                                                 136,829
                                                                               ---------------
                                                                                     5,175,593
                                                                               ---------------
                          PACKAGING AND CONTAINERS: 0.2%
          3,250     @     Sealed Air Corp.                                             171,503
                                                                               ---------------
                                                                                       171,503
                                                                               ---------------
                          PHARMACEUTICALS: 4.9%
         12,800           Abbott Laboratories                                          565,760
          9,200           Eli Lilly & Co.                                              630,752
         18,250           Merck & Co., Inc.                                            740,950
         63,640           Pfizer, Inc.                                               2,135,122
                                                                               ---------------
                                                                                     4,072,584
                                                                               ---------------
                          PIPELINES: 0.2%
         19,900           Williams Cos., Inc.                                          186,662
                                                                               ---------------
                                                                                       186,662
                                                                               ---------------
                          RETAIL: 10.8%
         10,950     @     Bed Bath & Beyond, Inc.                                      462,528
          9,150           Best Buy Co., Inc.                                           567,300
         13,850           CVS Corp.                                                    518,821
          7,400           Federated Department Stores                                  363,266
         25,700           Gap, Inc.                                                    552,550
         35,450           Home Depot, Inc.                                           1,303,141
          6,350           Lowe's Cos., Inc.                                            370,205
         28,900           McDonald's Corp.                                             740,707
          6,500           RadioShack Corp.                                             202,475
         17,250     @     Staples, Inc.                                                468,338
         14,200     @     Starbucks Corp.                                              455,394
         35,500           Wal-Mart Stores, Inc.                                      1,975,219
         22,100           Walgreen Co.                                                 813,501
          4,250           Wendy's Intl., Inc.                                          165,028
                                                                               ---------------
                                                                                     8,958,473
                                                                               ---------------
                          SEMICONDUCTORS: 5.9%
         16,050     @     Altera Corp.                                                 406,547
         35,400     @     Applied Materials, Inc.                                      860,219
         80,150           Intel Corp.                                                2,679,414
          9,950           Maxim Integrated Products                                    518,196
         13,100           Texas Instruments, Inc.                                      389,856
                                                                               ---------------
                                                                                     4,854,232
                                                                               ---------------
                          SOFTWARE: 5.0%
          8,550           Adobe Systems, Inc.                                          353,286
          5,900     @     Citrix Systems, Inc.                                         141,718
         10,450           IMS Health, Inc.                                             240,664
         86,700     S     Microsoft Corp.                                            2,228,189
         39,950     @     Oracle Corp.                                                 479,800
         17,800     @     Siebel Systems, Inc.                                         234,604
         12,850     @     Veritas Software Corp.                                       488,569
                                                                               ---------------
                                                                                     4,166,830
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Disciplined
LargeCap
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
                          TELECOMMUNICATIONS: 5.1%
         15,850     @     Avaya, Inc.                                          $       215,560
         56,500     @     Cisco Systems, Inc.                                        1,280,289
          6,250     @     Comverse Technology, Inc.                                    120,188
         17,350           Motorola, Inc.                                               243,594
         29,450     @     Nextel Communications, Inc.                                  745,969
          6,100           Qualcomm, Inc.                                               271,755
          6,100           Scientific-Atlanta, Inc.                                     176,168
         35,250           Verizon Communications, Inc.                               1,155,142
                                                                               ---------------
                                                                                     4,208,665
                                                                               ---------------
                          TOYS/GAMES/HOBBIES: 0.6%
          7,450           Hasbro, Inc.                                                 164,720
         17,500           Mattel, Inc.                                                 354,200
                                                                               ---------------
                                                                                       518,920
                                                                               ---------------
                          TRANSPORTATION: 0.8%
          9,350           United Parcel Service, Inc.                                  680,400
                                                                               ---------------
                                                                                       680,400
                                                                               ---------------
                          Total Common Stock
                            (Cost $76,300,477)                                      82,533,364
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.5%

                          REPURCHASE AGREEMENT: 0.5%
$       432,000           Morgan Stanley Repurchase
                            Agreement dated 11/28/03,
                            1.030%, due 12/01/03, $432,037
                            to be recieved upon repurchase
                            (Collateralized by $450,000
                            Student Loan Government Fund,
                            0.000%, Market Value $441,176,
                            due 12/18/03)                                              432,000
                                                                               ---------------
                          Total Short-term Investments
                            (Cost $432,000)                                            432,000
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES
                            (COST $76,732,477)*                      100.5%    $    82,965,364
                          OTHER ASSETS AND
                            LIABILITIES-NET                           (0.5)           (411,090)
                                                                     -----     ---------------
                          NET ASSETS                                 100.0%    $    82,554,274
                                                                     =====     ===============

@    Non-income producing security
@@   Foreign Issuer
S Segregated securities for when-issued or delayed delivery securities held at November 30, 2003.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $     7,050,699
                          Gross Unrealized Depreciation                               (815,621)
                                                                               ---------------
                          Net Unrealized Appreciation                          $     6,235,078
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
Financial
Services
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 97.3%

                          BANKS: 32.5%
        135,200           Bank of America Corp.                                $    10,198,136
        101,000           Bank of New York Co., Inc.                                 3,098,680
        157,300           Banknorth Group, Inc.                                      5,154,721
        234,748           Charter One Financial, Inc.                                7,798,329
         96,000           City National Corp.                                        6,072,960
         34,300           Comerica, Inc.                                             1,788,745
        133,729           Commerce Bancshares, Inc.                                  6,381,550
         86,500           Fifth Third Bancorp                                        5,028,245
        147,594           Fleetboston Financial Corp.                                5,992,316
        118,900           Keycorp                                                    3,304,231
        281,700           Mellon Financial Corp.                                     8,112,960
         62,500           North Fork Bancorporation, Inc.                            2,495,625
        286,600     I     Prosperity Bancshares, Inc.                                6,207,756
         80,300           State Street Corp.                                         4,092,088
         57,400           UnionBanCal Corp.                                          3,269,504
        302,500           US Bancorp                                                 8,382,275
        131,000           Wachovia Corp.                                             5,993,250
        222,600           Wells Fargo & Co.                                         12,761,658
                                                                               ---------------
                                                                                   106,133,029
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 34.3%
        124,100     @     Affiliated Managers Group                                  8,252,650
        168,840           Alliance Capital Management
                            Holding LP                                               5,436,648
         95,000           American Express Co.                                       4,342,450
         82,700           Capital One Financial Corp.                                4,938,844
        150,700           CIT Group, Inc.                                            5,254,909
        411,200           Citigroup, Inc.                                           19,342,849
         35,600           Countrywide Financial Corp.                                3,759,360
        266,300     @     E*TRADE Group, Inc.                                        2,884,029
         90,600           Fannie Mae                                                 6,342,000
         70,000           Franklin Resources, Inc.                                   3,348,100
        160,000           Freddie Mac                                                8,707,200
         91,200           Goldman Sachs Group, Inc.                                  8,762,496
        205,100           JP Morgan Chase & Co.                                      7,252,336
        104,200           Lehman Brothers Holdings, Inc.                             7,524,282
        120,600           Merrill Lynch & Co., Inc.                                  6,844,050
        168,700           Morgan Stanley                                             9,325,736
                                                                               ---------------
                                                                                   112,317,939
                                                                               ---------------
                          HOME BUILDERS: 2.2%
        161,100           DR Horton, Inc.                                            7,040,070
                                                                               ---------------
                                                                                     7,040,070
                                                                               ---------------
                          INSURANCE: 26.4%
        211,000    @@     Ace Ltd.                                                   7,690,950
        121,200           Aflac, Inc.                                                4,359,564
        226,040           American Intl. Group                                      13,099,017
         31,250           Axis Capital Holdings Ltd.                                   892,188
         66,800           Delphi Financial Group                                     3,547,080
        163,900           Hartford Financial Services
                            Group, Inc.                                              9,014,500
         99,700           Marsh & Mclennan Cos., Inc.                          $     4,430,668
        167,800           Metlife, Inc.                                              5,485,382
        236,400           PMI Group, Inc.                                            8,801,172
         98,000           Prudential Financial, Inc.                                 3,832,780
        179,600           Radian Group, Inc.                                         8,863,260
        198,800           Scottish Annuity & Life
                            Holdings LTD.                                            4,164,860
         75,543           Travelers Property Casualty Corp.                          1,178,471
        227,700           Willis Group Holdings Ltd.                                 7,525,485
         42,200    @@     XL Capital Ltd.                                            3,173,440
                                                                               ---------------
                                                                                    86,058,817
                                                                               ---------------
                          SOFTWARE: 1.9%
        164,900           First Data Corp.                                           6,241,465
                                                                               ---------------
                                                                                     6,241,465
                                                                               ---------------
                          Total Common Stock
                            (Cost $275,181,584)                                    317,791,320
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                               VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.0%

                          REPURCHASE AGREEMENT: 3.0%
$     9,772,000           Bank of New York Repurchase
                            Agreement dated 11/28/03,
                            1.060%, due 12/01/03, $9,772,863
                            to be received upon repurchase
                            (Collateralized by Federal
                            National Mortgage Association,
                            7.125%, market value $9,967,725,
                            due 01/15/2030)                                          9,772,000
                                                                               ---------------
                          Total Short-term Investments
                            (Cost $9,772,000)                                        9,772,000
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES
                            (COST $284,953,584)*                      100.3%   $   327,563,320
                          OTHER ASSETS AND
                            LIABILITIES-NET                            (0.3)        (1,076,282)
                                                                      -----    ---------------
                          NET ASSETS                                  100.0%   $   326,487,038
                                                                      =====    ===============

@    Non-income producing security
@@   Foreign Issuer
I    Illiquid Security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                          Gross Unrealized Appreciation                        $    52,156,604
                          Gross Unrealized Depreciation                             (9,546,868)
                                                                               ---------------
                          Net Unrealized Depreciation                          $    42,609,736
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 99.2%

                          AEROSPACE/DEFENSE: 3.1%
        145,900           General Dynamics Corp.                               $    11,798,933
                                                                               ---------------
                                                                                    11,798,933
                                                                               ---------------
                          AGRICULTURE: 4.2%
        304,315     L     Altria Group, Inc.                                        15,824,380
                                                                               ---------------
                                                                                    15,824,380
                                                                               ---------------
                          APPAREL: 1.6%
         89,900           Nike, Inc.                                                 6,045,775
                                                                               ---------------
                                                                                     6,045,775
                                                                               ---------------
                          BANKS: 6.0%
        134,600           Bank of America Corp.                                     10,152,878
        218,500           Wells Fargo & Co.                                         12,526,605
                                                                               ---------------
                                                                                    22,679,483
                                                                               ---------------
                          BUILDING MATERIALS: 1.7%
        238,200     L     Masco Corp.                                                6,479,040
                                                                               ---------------
                                                                                     6,479,040
                                                                               ---------------
                          CHEMICALS: 4.1%
        247,200           Dow Chemical Co.                                           9,282,360
         86,500           Praxair, Inc.                                              6,208,970
                                                                               ---------------
                                                                                    15,491,330
                                                                               ---------------
                          COMPUTERS: 2.7%
        464,056           Hewlett-Packard Co.                                       10,065,375
                                                                               ---------------
                                                                                    10,065,375
                                                                               ---------------
                          COSMETICS/PERSONAL CARE: 2.6%
        181,200           Kimberly-Clark Corp.                                       9,824,664
                                                                               ---------------
                                                                                     9,824,664
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 15.1%
        205,000           Citigroup, Inc.                                            9,643,200
        180,000           Fannie Mae                                                12,600,000
        221,300           Freddie Mac                                               12,043,146
        210,400     L     Merrill Lynch & Co., Inc.                                 11,940,200
        208,200     L     Morgan Stanley                                            11,509,296
                                                                               ---------------
                                                                                    57,735,842
                                                                               ---------------
                          ELECTRICAL COMPONENTS & EQUIPMENT: 3.4%
        209,800           Emerson Electric Co.                                      12,806,192
                                                                               ---------------
                                                                                    12,806,192
                                                                               ---------------
                          ELECTRONICS: 3.0%
        402,000    @@     Koninklijke Philips Electronics NV                        11,424,840
                                                                               ---------------
                                                                                    11,424,840
                                                                               ---------------
                          FOOD: 4.4%
        191,000    @@     Nestle SA ADR                                             11,097,100
         95,700   @@,L    Unilever NV                                                5,751,570
                                                                               ---------------
                                                                                    16,848,670
                                                                               ---------------
                          FOREST PRODUCTS & PAPER: 1.7%
        173,100           International Paper Co.                                    6,441,051
                                                                               ---------------
                                                                                     6,441,051
                                                                               ---------------
                          HEALTHCARE-PRODUCTS: 2.4%
        192,700           Baxter Intl., Inc.                                   $     5,360,914
         72,000     L     Beckman Coulter, Inc.                                      3,682,800
                                                                               ---------------
                                                                                     9,043,714
                                                                               ---------------
                          HEALTHCARE-SERVICES: 2.9%
         93,400     L     Quest Diagnostics                                          6,815,398
        285,400    @,L    Tenet Healthcare Corp.                                     4,169,694
                                                                               ---------------
                                                                                    10,985,092
                                                                               ---------------
                          INSURANCE: 7.2%
        191,100           American Intl. Group                                      11,074,245
         83,000           John Hancock Financial
                            Services, Inc.                                           3,050,250
        267,600           Metlife, Inc.                                              8,747,844
        119,300           Prudential Financial, Inc.                                 4,665,823
                                                                               ---------------
                                                                                    27,538,162
                                                                               ---------------
                          MEDIA: 2.7%
        116,900           Gannett Co., Inc.                                         10,123,540
                                                                               ---------------
                                                                                    10,123,540
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 3.8%
        481,000           Honeywell Intl., Inc.                                     14,280,890
                                                                               ---------------
                                                                                    14,280,890
                                                                               ---------------
                          OIL AND GAS: 12.1%
        126,000           Apache Corp.                                               9,046,800
        207,900   @@,L    BP PLC ADR                                                 8,875,251
        137,500           ChevronTexaco Corp.                                       10,326,250
        313,100           Exxon Mobil Corp.                                         11,324,827
        151,900    @@     Royal Dutch Petroleum Co.                                  6,820,310
                                                                               ---------------
                                                                                    46,393,438
                                                                               ---------------
                          PHARMACEUTICALS: 3.5%
        331,800           Bristol-Myers Squibb Co.                                   8,742,930
        111,700           Merck & Co., Inc.                                          4,535,020
                                                                               ---------------
                                                                                    13,277,950
                                                                               ---------------
                          RETAIL: 2.5%
        367,100           McDonald's Corp.                                           9,408,773
                                                                               ---------------
                                                                                     9,408,773
                                                                               ---------------
                          SAVINGS AND LOANS: 3.2%
        263,000     L     Washington Mutual, Inc.                                   12,048,030
                                                                               ---------------
                                                                                    12,048,030
                                                                               ---------------
                          SEMICONDUCTORS: 1.3%
        143,200           Intel Corp.                                                4,787,176
                                                                               ---------------
                                                                                     4,787,176
                                                                               ---------------
                          TELECOMMUNICATIONS: 4.0%
        295,700           SBC Communications, Inc.                                   6,883,896
        250,800           Verizon Communications, Inc.                               8,218,716
                                                                               ---------------
                                                                                    15,102,612
                                                                               ---------------
                          Total Common Stock
                            (Cost $346,824,705)                                    376,454,952
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                             VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.1%

                          REPURCHASE AGREEMENT: 1.1%
$     4,145,000           Morgan Stanley Repurchase
                            Agreement dated 11/28/03,
                            1.030%, due 12/01/03, $44,145,356
                            to be received upon repurchase
                            (Collateralized by $4,210,000
                            Student Loan Government Fund,
                            0.000%, Market Value $4,127,451
                            due 12/18/03 and U.S. Treasury Bill,
                            0.000%, Market Value $24,501,
                            due 12/11/03)                                      $     4,145,000
                                                                               ---------------
                          Total Short-term Investments
                            (Cost $4,145,000)                                        4,145,000
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES
                            (COST $350,969,705)*                      100.3%   $   380,599,952
                          OTHER ASSETS AND
                            LIABILITIES-NET                            (0.3)        (1,219,164)
                                                                      -----    ---------------
                          NET ASSETS                                  100.0%   $   379,380,788
                                                                      =====    ===============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
PLC  Public Limited Company
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $    45,237,743
                          Gross Unrealized Depreciation                            (15,607,496)
                                                                               ---------------
                          Net Unrealized Appreciation                          $    29,630,247
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
MidCap
Value
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 94.8%

                          AGRICULTURE: 6.9%
         87,840           Loews Corp.                                          $     2,029,104
         26,830     L     RJ Reynolds Tobacco Holdings, Inc.                         1,481,016
         25,640           UST, Inc.                                                    922,784
                                                                               ---------------
                                                                                     4,432,904
                                                                               ---------------
                          AIRLINES: 3.4%
         88,190    @,L    AMR Corp.                                                  1,131,478
         85,000     L     Delta Air Lines, Inc.                                      1,065,900
                                                                               ---------------
                                                                                     2,197,378
                                                                               ---------------
                          APPAREL: 2.0%
         91,160   @,@@    Tommy Hilfiger Corp.                                       1,252,538
                                                                               ---------------
                                                                                     1,252,538
                                                                               ---------------
                          AUTO PARTS & EQUIPMENT: 7.2%
        157,610           Delphi Corp.                                               1,383,816
        350,850     L     Goodyear Tire & Rubber Co.                                 2,368,237
        105,000           Visteon Corp.                                                824,250
                                                                               ---------------
                                                                                     4,576,303
                                                                               ---------------
                          BUILDING MATERIALS: 0.7%
         10,731           York Intl. Corp.                                             428,703
                                                                               ---------------
                                                                                       428,703
                                                                               ---------------
                          CHEMICALS: 7.2%
         75,830           Great Lakes Chemical Corp.                                 1,722,099
         48,050           Lubrizol Corp.                                             1,447,747
         44,470           Sherwin-Williams Co.                                       1,442,162
                                                                               ---------------
                                                                                     4,612,008
                                                                               ---------------
                          COMMERCIAL SERVICES: 5.4%
         36,250     L     RR Donnelley & Sons Co.                                    1,017,175
        496,070     @     Service Corp.                                              2,455,547
                                                                               ---------------
                                                                                     3,472,722
                                                                               ---------------
                          COMPUTERS: 1.6%
         63,640    @,L    Unisys Corp.                                               1,038,605
                                                                               ---------------
                                                                                     1,038,605
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 1.3%
         24,000           CIT Group, Inc.                                              836,880
                                                                               ---------------
                                                                                       836,880
                                                                               ---------------
                          ELECTRIC: 5.0%
        134,440     L     Allegheny Energy, Inc.                                     1,445,230
         48,380           Alliant Energy Corp.                                       1,182,891
        162,000    @,L    Mirant Corp.                                                  52,650
         21,770    @,L    PG&E Corp.                                                   546,862
                                                                               ---------------
                                                                                     3,227,633
                                                                               ---------------
                          FOOD: 11.6%
         44,000     L     Albertson's, Inc.                                            936,320
        212,800     @     Del Monte Foods Co.                                        2,036,496
         56,100           Sensient Technologies Corp.                                1,057,485
         57,812    @,L    Smithfield Foods, Inc.                                     1,355,691
        218,964     L     Winn-Dixie Stores, Inc.                                    1,977,245
                                                                               ---------------
                                                                                     7,363,237
                                                                               ---------------
                          HAND/MACHINE TOOLS: 1.5%
         21,200           Black & Decker Corp.                                         983,468
                                                                               ---------------
                                                                                       983,468
                                                                               ---------------
                          HEALTHCARE-SERVICES: 1.1%
         46,000    @,L    Tenet Healthcare Corp.                                       672,060
                                                                               ---------------
                                                                                       672,060
                                                                               ---------------
                          HOUSEHOLD PRODUCTS/WARES: 3.0%
         72,280    @,L    American Greetings                                   $     1,526,554
         24,110           Tupperware Corp.                                             371,535
                                                                               ---------------
                                                                                     1,898,089
                                                                               ---------------
                          INSURANCE: 15.4%
         43,170     @     Allmerica Financial Corp.                                  1,180,700
         13,060           American National Insurance                                1,096,126
         80,960     @     CNA Financial Corp.                                        1,893,653
         45,700           Nationwide Financial Services                              1,491,648
        127,350     L     Phoenix Cos., Inc.                                         1,432,688
         23,500           Safeco Corp.                                                 879,605
        119,060           Unumprovident Corp.                                        1,777,566
                                                                               ---------------
                                                                                     9,751,986
                                                                               ---------------
                          OFFICE/BUSINESS EQUIPMENT: 4.3%
        205,360           IKON Office Solutions, Inc.                                1,739,399
         84,960    @,L    Xerox Corp.                                                1,034,813
                                                                               ---------------
                                                                                     2,774,212
                                                                               ---------------
                          OIL AND GAS: 2.3%
         83,180           Diamond Offshore Drilling                                  1,459,809
                                                                               ---------------
                                                                                     1,459,809
                                                                               ---------------
                          PIPELINES: 3.3%
        299,870           EL Paso Corp.                                              2,129,077
                                                                               ---------------
                                                                                     2,129,077
                                                                               ---------------
                          RETAIL: 7.4%
        137,420           Dillard's, Inc.                                            2,315,527
        208,280    @,L    Toys R US, Inc.                                            2,445,207
                                                                               ---------------
                                                                                     4,760,734
                                                                               ---------------
                          SEMICONDUCTORS: 1.0%
         51,400    @,L    Micron Technology, Inc.                                      668,714
                                                                               ---------------
                                                                                       668,714
                                                                               ---------------
                          TELECOMMUNICATIONS: 3.2%
        180,270    @,L    Lucent Technologies, Inc.                                    576,864
        186,430    @,L    Tellabs, Inc.                                              1,491,440
                                                                               ---------------
                                                                                     2,068,304
                                                                               ---------------
                          Total Common Stock
                            (Cost $60,363,579)                                      60,605,364
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES (COST
                            $60,363,579)*                              94.8%   $    60,605,364
                          OTHER ASSETS AND
                            LIABILITIES-NET                             5.2          3,324,821
                                                                      -----    ---------------
                          NET ASSETS                                  100.0%   $    63,930,185
                                                                      =====    ===============

@    Non-income producing security
@@   Foreign Issuer
L Loaned security, a portion or all of the security is on loan at November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $     5,665,724
                          Gross Unrealized Depreciation                             (5,423,939)
                                                                               ---------------
                          Net Unrealized Appreciation                          $       241,785
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Value
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 94.0%

                          APPAREL: 5.7%
        105,990     @     Skechers U.S.A., Inc.                                $       787,506
         88,540   @,@@    Tommy Hilfiger Corp.                                       1,216,539
         60,690     @     Vans, Inc.                                                   776,832
                                                                               ---------------
                                                                                     2,780,877
                                                                               ---------------
                          AUTO PARTS & EQUIPMENT: 8.4%
         50,690     @     Aftermarket Technology Corp.                                 674,684
         27,600           Cooper Tire & Rubber Co.                                     552,276
        193,809     L     Goodyear Tire & Rubber Co.                                 1,308,211
        204,880           Visteon Corp.                                              1,608,308
                                                                               ---------------
                                                                                     4,143,479
                                                                               ---------------
                          BUILDING MATERIALS: 1.5%
         18,650           York Intl. Corp.                                             745,068
                                                                               ---------------
                                                                                       745,068
                                                                               ---------------
                          CHEMICALS: 10.3%
         22,570     @     Cytec Industries, Inc.                                       818,163
         56,380     L     Great Lakes Chemical Corp.                                 1,280,389
         22,830           Lubrizol Corp.                                               687,868
        239,150           Polyone Corp.                                              1,422,942
         93,990           Wellman, Inc.                                                817,713
                                                                               ---------------
                                                                                     5,027,075
                                                                               ---------------
                          COMMERCIAL SERVICES: 5.6%
         52,880           Kelly Services, Inc.                                       1,506,022
        256,010     @     Service Corp.                                              1,267,250
                                                                               ---------------
                                                                                     2,773,272
                                                                               ---------------
                          ELECTRICAL COMPONENTS & EQUIPMENT: 4.7%
         64,750           Belden, Inc.                                               1,275,575
         58,320     @     Rayovac Corp.                                              1,049,177
                                                                               ---------------
                                                                                     2,324,752
                                                                               ---------------
                          ELECTRONICS: 2.8%
        104,560     @     Kemet Corp.                                                1,380,192
                                                                               ---------------
                                                                                     1,380,192
                                                                               ---------------
                          FOOD: 9.2%
        125,440     @     Del Monte Foods Co.                                        1,200,460
         82,430           Interstate Bakeries                                        1,298,272
         58,240           Sensient Technologies Corp.                                1,097,824
         96,087     L     Winn-Dixie Stores, Inc.                                      867,666
                                                                               ---------------
                                                                                     4,464,222
                                                                               ---------------
                          HAND/MACHINE TOOLS: 1.1%
         38,420           Starrett (L.S.) Co.                                          548,253
                                                                               ---------------
                                                                                       548,253
                                                                               ---------------
                          HEALTHCARE-SERVICES: 3.1%
         71,700    @,L    Orthodontic Centers of America                               508,353
         15,400    @,L    Pacificare Health Systems                                  1,002,694
                                                                               ---------------
                                                                                     1,511,047
                                                                               ---------------
                          HOME BUILDERS: 3.1%
         66,150    @,L    Fleetwood Enterprises, Inc.                                  672,746
         81,300     @     National RV Holdings, Inc.                                   873,975
                                                                               ---------------
                                                                                     1,546,721
                                                                               ---------------
                          HOUSEHOLD PRODUCTS/WARES: 4.5%
         48,320    @,L    American Greetings                                   $     1,020,518
         78,920           Tupperware Corp.                                           1,216,158
                                                                               ---------------
                                                                                     2,236,676
                                                                               ---------------
                          HOUSEWARES: 0.8%
         10,450           National Presto Industries, Inc.                             372,020
                                                                               ---------------
                                                                                       372,020
                                                                               ---------------
                          INSURANCE: 3.8%
         15,000     @     Allmerica Financial Corp.                                    410,250
          3,560           American National Insurance                                  298,791
        102,910     L     Phoenix Cos., Inc.                                         1,157,737
                                                                               ---------------
                                                                                     1,866,778
                                                                               ---------------
                          IRON/STEEL: 2.2%
        117,480           Ryerson Tull, Inc.                                         1,058,495
                                                                               ---------------
                                                                                     1,058,495
                                                                               ---------------
                          LEISURE TIME: 1.0%
         33,650     @     K2, Inc.                                                     514,845
                                                                               ---------------
                                                                                       514,845
                                                                               ---------------
                          LODGING: 1.8%
         80,510     @     Prime Hospitality Corp.                                      887,220
                                                                               ---------------
                                                                                       887,220
                                                                               ---------------
                          MACHINERY-DIVERSIFIED: 2.8%
         34,990           Tecumseh Products Co.                                      1,399,600
                                                                               ---------------
                                                                                     1,399,600
                                                                               ---------------
                          METAL FABRICATE/HARDWARE: 1.3%
        124,620     @     Wolverine Tube, Inc.                                         655,501
                                                                               ---------------
                                                                                       655,501
                                                                               ---------------
                          MINING: 1.5%
         89,340     @     Stillwater Mining Co.                                        752,243
                                                                               ---------------
                                                                                       752,243
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 8.0%
         55,300           Brink's Co.                                                1,227,659
         44,550           Federal Signal Corp.                                         674,933
         67,459           Myers Industries, Inc.                                       845,261
         45,730           Trinity Industries, Inc.                                   1,186,694
                                                                               ---------------
                                                                                     3,934,547
                                                                               ---------------
                          RETAIL: 7.3%
         10,110           Blair Corp.                                                  252,750
         89,230           Dillard's, Inc.                                            1,503,526
         47,220     @     Jack in The Box, Inc.                                        984,537
         67,780     @     Payless Shoesource, Inc.                                     873,006
                                                                               ---------------
                                                                                     3,613,819
                                                                               ---------------
                          SOFTWARE: 2.6%
         45,800     @     American Management Systems                                  682,878
        173,050    @,L    Midway Games, Inc.                                           584,909
                                                                               ---------------
                                                                                     1,267,787
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Value
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
                          TOYS/GAMES/HOBBIES: 0.9%
         33,040    @,L    Jakks Pacific, Inc.                                  $       449,014
                                                                               ---------------
                                                                                       449,014
                                                                               ---------------
                          Total Common Stock
                            (Cost $43,265,779)                                      46,253,503
                                                                               ---------------
                          TOTAL INVESTMENTS IN
                            SECURITIES (COST
                            $43,265,779)*                              94.0%   $    46,253,503
                          OTHER ASSETS AND
                            LIABILITIES-NET                             6.0          2,946,136
                                                                      -----    ---------------
                          NET ASSETS                                  100.0%   $    49,199,639
                                                                      =====    ===============

@    Non-income producing security
@@   Foreign Issuer
L Loaned security, a portion or all of the security is on loan at November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $     5,241,702
                          Gross Unrealized Depreciation                             (2,253,978)
                                                                               ---------------
                          Net Unrealized Appreciation                          $     2,987,724
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
Tax Efficient
Equity
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 97.9%

                          AEROSPACE/DEFENSE: 3.0%
         10,200     @     Alliant Techsystems, Inc.                            $       520,506
          6,000           General Dynamics Corp.                                       485,220
                                                                               ---------------
                                                                                     1,005,726
                                                                               ---------------
                          AIRLINES: 1.2%
         23,300           Southwest Airlines Co.                                       418,934
                                                                               ---------------
                                                                                       418,934
                                                                               ---------------
                          AUTO MANUFACTURERS: 1.6%
         32,700    @,L    General Motors Corp.                                         542,820
                                                                               ---------------
                                                                                       542,820
                                                                               ---------------
                          BANKS: 5.8%
          9,600           Bank of America Corp.                                        724,128
         18,600           US Bancorp                                                   515,406
         12,500           Wells Fargo & Co.                                            716,625
                                                                               ---------------
                                                                                     1,956,159
                                                                               ---------------
                          BEVERAGES: 1.5%
         10,600           PepsiCo, Inc.                                                510,072
                                                                               ---------------
                                                                                       510,072
                                                                               ---------------
                          BIOTECHNOLOGY: 2.7%
          5,700    @,L    Amgen, Inc.                                                  327,807
         14,950    @,L    Biogen IDEC, Inc.                                            570,791
                                                                               ---------------
                                                                                       898,598
                                                                               ---------------
                          CHEMICALS: 1.5%
         13,700           Dow Chemical Co.                                             514,435
                                                                               ---------------
                                                                                       514,435
                                                                               ---------------
                          COMPUTERS: 3.5%
         16,700           Hewlett-Packard Co.                                          362,223
          9,100     @     International Business
                            Machines Corp.                                             823,914
                                                                               ---------------
                                                                                     1,186,137
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 9.4%
          7,000     L     Capital One Financial Corp.                                  418,040
         21,733           Citigroup, Inc.                                            1,022,320
         31,500    @,L    E*TRADE Group, Inc.                                          341,145
          8,200           Fannie Mae                                                   574,000
          4,800     L     Goldman Sachs Group, Inc.                                    461,184
          4,900           Lehman Brothers Holdings, Inc.                               353,829
                                                                               ---------------
                                                                                     3,170,518
                                                                               ---------------
                          ELECTRONICS: 1.9%
         11,600           Parker Hannifin Corp.                                        637,884
                                                                               ---------------
                                                                                       637,884
                                                                               ---------------
                          ENVIRONMENTAL CONTROL: 1.5%
         10,400     @     Stericycle, Inc.                                             513,760
                                                                               ---------------
                                                                                       513,760
                                                                               ---------------
                          HEALTHCARE-PRODUCTS: 3.1%
         13,000           Medtronic, Inc.                                              587,600
          6,800    @,L    Zimmer Holdings, Inc.                                        448,256
                                                                               ---------------
                                                                                     1,035,856
                                                                               ---------------
                          INSURANCE: 3.5%
          9,700           American Intl. Group                                 $       562,115
          9,400           Chubb Corp.                                                  615,230
                                                                               ---------------
                                                                                     1,177,345
                                                                               ---------------
                          LEISURE TIME: 1.4%
         10,200     L     Harley-Davidson, Inc.                                        481,134
                                                                               ---------------
                                                                                       481,134
                                                                               ---------------
                          MEDIA: 4.2%
         14,700    @,L    Cablevision Systems Corp.                                    304,584
         10,900     @     Fox Entertainment Group, Inc.                                311,195
         21,100    @,L    Time Warner, Inc.                                            343,508
         19,900     L     Walt Disney Co.                                              459,491
                                                                               ---------------
                                                                                     1,418,778
                                                                               ---------------
                          MINING: 3.2%
         25,000     L     Freeport-McMoRan
                            Copper & Gold, Inc.                                      1,088,250
                                                                               ---------------
                                                                                     1,088,250
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 10.4%
          9,000     @     3M Co.                                                       711,360
          6,100           Eaton Corp.                                                  628,239
         24,000           General Electric Co.                                         688,080
         15,200     L     Honeywell Intl., Inc.                                        451,288
         42,600   @@,L    Tyco Intl. Ltd.                                              977,670
                                                                               ---------------
                                                                                     3,456,637
                                                                               ---------------
                          OIL AND GAS SERVICES: 3.1%
         15,100           Schlumberger Ltd.                                            708,492
         10,600     L     Weatherford Intl. Ltd.                                       347,468
                                                                               ---------------
                                                                                     1,055,960
                                                                               ---------------
                          PHARMACEUTICALS: 11.8%
         10,500           Abbott Laboratories                                          464,100
          4,200    @,L    Barr Laboratories, Inc.                                      346,668
         10,000     L     Eli Lilly & Co.                                              685,600
          9,400    @,L    Gilead Sciences, Inc.                                        551,592
         20,800           Pfizer, Inc.                                                 697,841
          8,700   @@,L    Teva Pharmaceutical Industries ADR                           524,052
         17,100           Wyeth                                                        673,740
                                                                               ---------------
                                                                                     3,943,593
                                                                               ---------------
                          RETAIL: 7.6%
          9,300           Best Buy Co., Inc.                                           576,600
         25,700     L     Gap, Inc.                                                    552,550
         12,600           Home Depot, Inc.                                             463,176
         17,500     @     Staples, Inc.                                                475,125
          8,800           Wal-Mart Stores, Inc.                                        489,632
                                                                               ---------------
                                                                                     2,557,083
                                                                               ---------------
                          SEMICONDUCTORS: 8.8%
         24,200     @     Applied Materials, Inc.                                      588,060
         24,000           Intel Corp.                                                  802,320
         21,800    @,L    National Semiconductor Corp.                                 974,896
         28,000    @,L    Nvidia Corp.                                                 592,200
                                                                               ---------------
                                                                                     2,957,476
                                                                               ---------------
                          SOFTWARE: 1.8%
         23,600           Microsoft Corp.                                              606,520
                                                                               ---------------
                                                                                       606,520
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Tax Efficient
Equity
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
                          TELECOMMUNICATIONS: 3.7%
         24,900     @     Cisco Systems, Inc.                                  $       564,234
         15,000           Qualcomm, Inc.                                               668,250
                                                                               ---------------
                                                                                     1,232,484
                                                                               ---------------
                          TRANSPORTATION: 1.7%
          9,000           Union Pacific Corp.                                          573,120
                                                                               ---------------
                                                                                       573,120
                                                                               ---------------
                          Total Common Stock
                            (Cost $29,934,013)                                      32,939,279
                                                                               ---------------

CONTRACTS
----------------------------------------------------------------------------------------------
OPTIONS: 0.00%

                          ELECTRONICS: 0.00%
            110           USD Put, 40 strike,
                            expires 01/17/04                                            15,400
                                                                               ---------------
                          Total Options
                            (Cost $22,330)                                              15,400
                                                                               ---------------
                          Total Long-Term Investments
                            (Cost $29,956,343)                                      32,954,679
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.3%

                    REPURCHASE AGREEMENT: 2.3%
$       778,000     Morgan Stanley Repurchase
                      Agreement dated 11/28/03,
                      1.030%, due 12/01/03,
                      $778,067 to be received upon
                      repurchase (Collateralized by
                      $810,000 Student Loan
                      Government Fund, 0.000%,
                      Market Value $794,118 due 12/18/03)                              778,000
                                                                               ---------------
                    Total Short-Term Investments
                      (Cost $778,000)                                                  778,000
                                                                               ---------------
                    TOTAL INVESTMENTS IN
                      SECURITIES
                      (COST $30,734,343)*                             100.2%   $    33,732,679
                    OTHER ASSETS AND
                      LIABILITIES-NET                                  (0.2)           (68,423)
                                                                      -----    ---------------
                    NET ASSETS                                        100.0%   $    33,664,256
                                                                      =====    ===============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $     4,450,752
                          Gross Unrealized Depreciation                             (1,449,447)
                                                                               ---------------
                          Net Unrealized Appreciation                          $     3,001,305
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 4.8%

                          BIOTECHNOLOGY: 0.4%
         35,000    @,L    Medimmune, Inc.                                      $       833,000
                                                                               ---------------
                                                                                       833,000
                                                                               ---------------
                          FOOD: 1.3%
         86,262     @     Dean Foods Co.                                             2,830,256
                                                                               ---------------
                                                                                     2,830,256
                                                                               ---------------
                          HEALTHCARE-SERVICES: 0.9%
         74,600     @     Community Health Systems, Inc.                             2,020,168
                                                                               ---------------
                                                                                     2,020,168
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 0.5%
         36,000           General Electric Co.                                       1,032,120
                                                                               ---------------
                                                                                     1,032,120
                                                                               ---------------
                          RETAIL: 1.1%
         60,000           Wendy's Intl., Inc.                                        2,329,800
                                                                               ---------------
                                                                                     2,329,800
                                                                               ---------------
                          TELECOMMUNICATIONS: 0.6%
         30,000           Qualcomm, Inc.                                             1,336,500
                                                                               ---------------
                                                                                     1,336,500
                                                                               ---------------
                          Total Common Stock
                            (Cost $8,646,232)                                       10,381,844
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 72.1%

                          ADVERTISING: 0.5%
$     1,000,000     L     Lamar Advertising Co., 2.88%,
                            due 12/31/10                                               997,500
                                                                               ---------------
                                                                                       997,500
                                                                               ---------------
                          AEROSPACE/DEFENSE: 0.7%
      1,960,000           Spacehab, Inc., 8.00%,
                            due 10/15/07                                             1,543,500
                                                                               ---------------
                                                                                     1,543,500
                                                                               ---------------
                          AGRICULTURE: 0.8%
      1,490,000     L     Bunge Limited Finance Corp.,
                            3.75%, due 11/15/22                                      1,627,825
                                                                               ---------------
                                                                                     1,627,825
                                                                               ---------------
                          AIRLINES: 0.5%
        990,000     #     JetBlue Airways Corp., 3.50%,
                            due 07/15/33                                             1,155,825
                                                                               ---------------
                                                                                     1,155,825
                                                                               ---------------
                          AUTO PARTS & EQUIPMENT: 1.0%
      4,000,000     L     Lear Corp., 3.68%, due 02/20/22                            2,070,000
                                                                               ---------------
                                                                                     2,070,000
                                                                               ---------------
                          BIOTECHNOLOGY: 4.1%
      2,500,000           Amgen, Inc., 1.03%, due 03/01/32                           1,871,875
      1,485,000     #     ICOS Corp., 2.00%, due 07/01/23                            1,520,269
      5,511,000     L     Millennium Pharmaceuticals, Inc.,
                            5.50%, due 01/15/07                                      5,442,112
                                                                               ---------------
                                                                                     8,834,256
                                                                               ---------------
                          BUILDING MATERIALS: 1.1%
$     2,000,000    @@     Gujarat Ambuja Cements, 1.00%,
                            due 01/30/06                                       $     2,433,602
                                                                               ---------------
                                                                                     2,433,602
                                                                               ---------------
                          COAL: 1.0%
      1,980,000     #     Massey Energy Co., 4.75%,
                            due 05/15/23                                             2,118,600
                                                                               ---------------
                                                                                     2,118,600
                                                                               ---------------
                          COMMERCIAL SERVICES: 1.5%
      1,475,000     #     Exult, Inc., 2.50%, due 10/01/10                           1,410,469
      2,000,000     L     Quanta Services, Inc., 4.00%,
                            due 07/01/07                                             1,825,000
                                                                               ---------------
                                                                                     3,235,469
                                                                               ---------------
                          COMPUTERS: 0.4%
          4,000     #     ASML Holding NV, 4.25%,
                            due 11/30/04                                                 4,055
        100,000    @@     Bull SA, 2.25%, due 01/01/05                                 804,325
                                                                               ---------------
                                                                                       808,380
                                                                               ---------------
                          DISTRIBUTION/WHOLESALE: 1.5%
      4,000,000           Costco Wholesale Corp., 1.37%,
                            due 08/19/17                                             3,320,000
                                                                               ---------------
                                                                                     3,320,000
                                                                               ---------------
                          ELECTRIC: 2.3%
      1,000,000     #     Centerpoint Energy, Inc., 3.75%,
                            due 05/15/23                                             1,066,250
      3,960,000     L     PPL Energy Supply LLC, 2.63%,
                            due 05/15/23                                             3,920,400
                                                                               ---------------
                                                                                     4,986,650
                                                                               ---------------
                          ELECTRONICS: 5.0%
      1,500,000    #,L    Flextronics Intl. Ltd., 1.00%,
                            due 08/01/10                                             1,871,250
      4,495,000     #     Flir Systems, Inc., 3.00%,
                            due 06/01/23                                             4,770,319
      2,500,000     #     Invision Technologies, Inc., 3.00%,
                            due 10/01/23                                             2,800,000
        990,000    #,L    Vishay Intertechnology, Inc., 3.63%,
                            due 08/01/23                                             1,316,700
                                                                               ---------------
                                                                                    10,758,269
                                                                               ---------------
                          FOOD: 1.0%
      3,000,000     #     General Mills, Inc., 1.89%,
                            due 10/28/22                                             2,103,750
                                                                               ---------------
                                                                                     2,103,750
                                                                               ---------------
                          HEALTHCARE-SERVICES: 2.7%
      2,000,000           Laboratory Corp. of America Holdings,
                            1.89%, due 09/11/21                                      1,432,500
      1,000,000     L     Quest Diagnostics, 1.75%,
                            due 11/30/21                                             1,033,750
      5,000,000     L     Universal Health Services, Inc., .43%,
                            due 06/23/20                                             3,318,750
                                                                               ---------------
                                                                                     5,785,000
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
                          INSURANCE: 2.6%
$     3,770,000           American Intl. Group, .50%,
                            due 05/15/07                                        $    3,510,812
      1,970,000     #     AmerUs Group Co., 2.00%,
                            due 03/06/32                                             2,159,613
                                                                               ---------------
                                                                                     5,670,425
                                                                               ---------------
                          INTERNET: 1.9%
      4,000,000           E*TRADE Group, Inc., 6.00%,
                            due 02/01/07                                             4,030,000
                                                                               ---------------
                                                                                     4,030,000
                                                                               ---------------
                          LEISURE TIME: 0.9%
      2,000,000           Aristocrat Leisure Ltd., 5.00%,
                            due 05/31/06                                             1,885,000
                                                                               ---------------
                                                                                     1,885,000
                                                                               ---------------
                          LODGING: 1.9%
      2,000,000           Four Seasons Hotels, Inc., 4.18%,
                            due 09/23/29                                             4,170,000
                                                                               ---------------
                                                                                     4,170,000
                                                                               ---------------
                          MINING: 3.4%
      1,500,000    @@     Inco Ltd., 0.31%, due 03/29/21                             1,421,250
      1,985,000   #,@@    Inco Ltd., 1.00%, due 03/14/23                             2,453,956
      3,000,000  #,@@,L   Placer Dome, Inc., 2.75%,
                            due 10/15/23                                             3,543,750
                                                                               ---------------
                                                                                     7,418,956
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 3.6%
      3,430,000    #,L    Eastman Kodak Co., 3.38%,
                            due 10/15/33                                             3,721,550
      3,500,000     #     Tyco Intl. Group SA, 2.75%,
                            due 01/15/18                                             4,077,500
                                                                               ---------------
                                                                                     7,799,050
                                                                               ---------------
                          OIL AND GAS: 3.8%
      3,498,000           Devon Energy Corp., 4.90%,
                            due 08/15/08                                             3,567,960
      2,500,000     L     Kerr-McGee Corp., 5.25%,
                            due 02/15/10                                             2,581,250
      1,985,000     #     Pride Intl., Inc., 3.25%,
                            due 05/01/33                                             1,982,519
                                                                               ---------------
                                                                                     8,131,729
                                                                               ---------------
                          OIL AND GAS SERVICES: 1.3%
      1,975,000           Cooper Cameron Corp., 1.75%,
                            due 05/17/21                                             1,930,563
      1,000,000     #     Schlumberger Ltd., 2.13%,
                            due 06/01/23                                               945,000
                                                                               ---------------
                                                                                     2,875,563
                                                                               ---------------
                          PACKAGING AND CONTAINERS: 1.0%
      2,000,000    #,L    Sealed Air Corp., 3.00%,
                            due 06/30/33                                             2,077,500
                                                                               ---------------
                                                                                     2,077,500
                                                                               ---------------
                          PHARMACEUTICALS: 5.2%
        990,000     #     Amylin Pharmaceuticals, Inc., 2.25%,
                            due 06/30/08                                             1,071,675
      5,000,000     L     Cephalon, Inc., 2.50%, due 12/15/06                        4,712,500
      3,000,000     #     NPS Pharmaceuticals, Inc., 3.00%,
                            due 06/15/08                                             3,307,500
$     1,500,000     #     Watson Pharmaceuticals, Inc.,
                            1.75%, due 03/15/23                                $     1,995,000
                                                                               ---------------
                                                                                    11,086,675
                                                                               ---------------
                          RETAIL: 2.0%
      6,000,000           Duane Reade, Inc., 2.15%,
                            due 04/16/22                                             3,180,000
        990,000     #     Triarc Cos., 5.00%, due 05/15/23                           1,059,300
                                                                               ---------------
                                                                                     4,239,300
                                                                               ---------------
                          SEMICONDUCTORS: 2.7%
      3,000,000     L     Advanced Micro Devices, Inc.,
                            4.75%, due 02/01/22                                      3,262,500
      1,000,000     #     Cypress Semiconductor Corp.,
                            1.25%, due 06/15/08                                      1,580,000
      1,000,000           LTX Corp., 4.25%, due 08/15/06                               977,500
                                                                               ---------------
                                                                                     5,820,000
                                                                               ---------------
                          SOFTWARE: 3.1%
      2,000,000     #     Fair Isaac Corp., 1.50%, due 08/15/23                      2,150,000
      2,500,000     L     First Data Corp., 2.00%, due 03/01/08                      2,618,750
      1,370,000     #     MSC Software Corp., 2.50%,
                            due 05/05/08                                             1,834,088
                                                                               ---------------
                                                                                     6,602,838
                                                                               ---------------
                          TELECOMMUNICATIONS: 14.0%
      5,000,000           Aether Systems, Inc., 6.00%,
                            due 03/22/05                                             4,943,750
      1,980,000    #,L    Commonwealth Telephone
                            Enterprises, Inc., 3.25%,
                            due 07/15/23                                             1,994,850
      2,980,000           Finisar Corp., 5.25%, due 10/15/08                         2,976,275
      2,000,000     L     Nextel Communications, Inc.,
                            6.00%, due 06/01/11                                      2,350,000
      5,000,000     #     Nextel Partners, Inc., 1.50%,
                            due 11/15/08                                             5,868,749
      1,000,000     L     Nortel Networks Corp., 4.25%,
                            due 09/01/08                                               948,750
      1,470,000           Primus Telecommunications GP,
                            5.75%, due 02/15/07                                      1,440,600
      1,970,000    #,L    Primus Telecommunications GP,
                            3.75%, due 09/15/10                                      2,822,025
      1,980,000    #,L    RF Micro Devices, Inc., 1.50%,
                            due 07/01/10                                             3,390,750
      1,000,000     #     Utstarcom, Inc., .88%, due 03/01/08                        1,736,250
      1,000,000     L     Utstarcom, Inc., .88%, due 03/01/08                        1,736,250
                                                                               ---------------
                                                                                    30,208,249
                                                                               ---------------
                          TRANSPORTATION: 0.6%
        985,000    #,L    Yellow Corp., 5.00%, due 08/08/23                          1,188,156
                                                                               ---------------
                                                                                     1,188,156
                                                                               ---------------
                          Total Convertible Corporate Bonds
                            (Cost $140,098,777)                                    154,982,067
                                                                               ---------------
CORPORATE BONDS: 1.3%

                          SEMICONDUCTORS: 1.1%
              0    @@     Silicon-On-Insulator Technologies                          2,453,610
                          TRANSPORTATION: 0.2%
        490,000    #,L    Yellow Corp., 3.38%, due 11/25/23                            506,538
                                                                               ---------------
                          Total Corporate Bonds
                            (Cost $2,861,578)                                        2,960,148
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
MUTUAL FUNDS: 2.2%

                          EQUITY FUND: 2.2%
$        45,000     L     SPDR Trust Series 1                                  $     4,792,500
                                                                               ---------------
                          Total Mutual Funds
                            (Cost $3,977,768)                                        4,792,500
                                                                               ---------------

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
PREFERRED STOCK: 19.2%

                          AUTO MANUFACTURERS: 2.8%
         55,000           Ford Motor Co. Capital Trust II                            2,743,950
         39,600     L     General Motors Corp.                                       1,113,948
         85,000           General Motors Corp.                                       2,132,650
                                                                               ---------------
                                                                                     5,990,548
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 1.0%
         88,300           Gabelli Asset Management, Inc.                             2,233,990
                                                                               ---------------
                                                                                     2,233,990
                                                                               ---------------
                          ELECTRIC: 1.0%
         45,000           Calpine Capital Trust II                                   2,131,875
                                                                               ---------------
                                                                                     2,131,875
                                                                               ---------------
                          ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
          3,500     #     General Cable Corp.                                          198,188
                                                                               ---------------
                                                                                       198,188
                                                                               ---------------
                          ENVIRONMENTAL CONTROL: 1.1%
         34,700           Allied Waste Industries, Inc.                              2,451,208
                                                                               ---------------
                                                                                     2,451,208
                                                                               ---------------
                          FOREST PRODUCTS & PAPER: 0.6%
         25,000           International Paper Capital                                1,215,625
                                                                               ---------------
                                                                                     1,215,625
                                                                               ---------------
                          HEALTHCARE-SERVICES: 0.8%
         20,000           Anthem, Inc.                                               1,705,800
                                                                               ---------------
                                                                                     1,705,800
                                                                               ---------------
                          INSURANCE: 5.7%
         60,000           Hartford Financial Services Group, Inc.                    3,429,000
         39,200           PMI Group, Inc.                                              993,720
         20,000           Prudential Financial, Inc.                                 1,234,000
         62,000           Reinsurance Group of America                               3,592,899
        118,000    @,L    Travelers Property Casualty Corp.                          2,809,580
                                                                               ---------------
                                                                                    12,059,199
                                                                               ---------------
                          MEDIA: 1.0%
         19,850           News Corp Finance Trust II                                 2,079,288
                                                                               ---------------
                                                                                     2,079,288
                                                                               ---------------
                          OFFICE/BUSINESS EQUIPMENT: 0.5%
          9,900           Xerox Corp.                                                1,167,210
                                                                               ---------------
                                                                                     1,167,210
                                                                               ---------------
                          OIL AND GAS: 1.6%
         29,400           Ameranda Hess Corp.                                        1,492,050
         15,000     #     Chesapeake Energy Corp.                                    1,033,125
          9,700           Chesapeake Energy Corp.                                    1,001,525
                                                                               ---------------
                                                                                     3,526,700
                                                                               ---------------
                          PHARMACEUTICALS: 1.3%
         44,500           Omnicare, Inc.                                             2,693,585
                                                                               ---------------
                                                                                     2,693,585
                                                                               ---------------
                          RETAIL: 0.5%
         30,000           Toys R US, Inc.                                      $     1,140,000
                                                                               ---------------
                                                                                     1,140,000
                                                                               ---------------
                          TELECOMMUNICATIONS: 1.2%
          2,455           Lucent Technologies Capital Trust I                        2,624,550
              1   @,I,X   Winstar Communications, Inc.                                      --
         51,931   @,I,X   Winstar Communications, Inc.                                       5
                                                                               ---------------
                                                                                     2,624,555
                                                                               ---------------
                            Total Preferred Stock
                              (Cost $40,018,033)                                    41,217,771
                                                                               ---------------
                            Total Long-Term Investments
                              (Cost $195,602,388)                                  214,334,330
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.1%

                    REPURCHASE AGREEMENT: 0.1%
$       184,000     Morgan Stanley Repurchase
                      Agreement dated 11/28/03, 1.030%,
                      due 12/01/03, $184,016 to be received upon
                      repurchase (Collateralized by
                      $185,080 REFC, 0.000%,
                      Market Value $188,782 due 07/15/29)                              184,000
                                                                               ---------------
                    Total Short-term Investments
                      (Cost $184,000)                                                  184,000
                                                                               ---------------
                    TOTAL INVESTMENTS IN
                      SECURITIES
                      (COST $195,786,388)*                             99.7%   $   214,518,330
                    OTHER ASSETS AND
                      LIABILITIES-NET                                   0.3            563,831
                                                                      -----    ---------------
                    NET ASSETS                                        100.0%   $   215,082,161
                                                                      =====    ===============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
I    Illiquid Security
L Loaned security, a portion or all of the security is on loan at November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $    22,240,681
                          Gross Unrealized Depreciation                             (3,609,432)
                                                                               ---------------
                          Net Unrealized Appreciation                          $    18,631,249
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 55.4%

                          AEROSPACE/DEFENSE: 0.7%
          6,100           General Dynamics Corp.                               $       493,307
                                                                               ---------------
                                                                                       493,307
                                                                               ---------------
                          AIRLINES: 0.3%
         10,900           Southwest Airlines Co.                                       195,982
                                                                               ---------------
                                                                                       195,982
                                                                               ---------------
                          AUTO MANUFACTURERS: 0.9%
         39,600     @     General Motors Corp.                                         657,360
                                                                               ---------------
                                                                                       657,360
                                                                               ---------------
                          BANKS: 3.2%
         13,200           Bank of America Corp.                                        995,676
         15,000           US Bancorp                                                   415,650
         15,600           Wells Fargo & Co.                                            894,348
                                                                               ---------------
                                                                                     2,305,674
                                                                               ---------------
                          BIOTECHNOLOGY: 1.0%
         18,055     @     Biogen IDEC, Inc.                                            689,340
                                                                               ---------------
                                                                                       689,340
                                                                               ---------------
                          CHEMICALS: 0.6%
         12,200           Dow Chemical Co.                                             458,110
                                                                               ---------------
                                                                                       458,110
                                                                               ---------------
                          COMMERCIAL SERVICES: 0.8%
         24,900     @     Cendant Corp.                                                551,784
                                                                               ---------------
                                                                                       551,784
                                                                               ---------------
                          COMPUTERS: 1.5%
         39,000     @     EMC Corp.                                                    535,860
         25,884           Hewlett-Packard Co.                                          561,424
                                                                               ---------------
                                                                                     1,097,284
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 8.2%
          8,300           Capital One Financial Corp.                                  495,676
         38,800           Citigroup, Inc.                                            1,825,153
         38,000     @     E*TRADE Group, Inc.                                          411,540
          6,100           Fannie Mae                                                   427,000
          4,900           Goldman Sachs Group, Inc.                                    470,792
         12,300           JP Morgan Chase & Co.                                        434,928
          8,300           Lehman Brothers Holdings, Inc.                               599,343
          7,400           Merrill Lynch & Co., Inc.                                    419,950
         15,700           Morgan Stanley                                               867,896
                                                                               ---------------
                                                                                     5,952,278
                                                                               ---------------
                          ELECTRONICS: 1.0%
         13,600           Parker Hannifin Corp.                                        747,864
                                                                               ---------------
                                                                                       747,864
                                                                               ---------------
                          FOREST PRODUCTS & PAPER: 0.7%
         11,700           Bowater, Inc.                                                478,530
                                                                               ---------------
                                                                                       478,530
                                                                               ---------------
                          HEALTHCARE-PRODUCTS: 0.8%
         12,100           Johnson & Johnson                                            596,409
                                                                               ---------------
                                                                                       596,409
                                                                               ---------------
                          HEALTHCARE-SERVICES: 1.1%
          8,400     @     WellPoint Health Networks                                    785,316
                                                                               ---------------
                                                                                       785,316
                                                                               ---------------
                          INSURANCE: 5.4%
         17,200           American Intl. Group                                 $       996,740
          9,400           Chubb Corp.                                                  615,230
         19,400           Hartford Financial Services Group, Inc.                    1,067,000
         13,600           PMI Group, Inc.                                              506,328
         48,400           Unumprovident Corp.                                          722,612
                                                                               ---------------
                                                                                     3,907,910
                                                                               ---------------
                          MEDIA: 2.0%
         13,100     @     Fox Entertainment Group, Inc.                                374,005
         35,800     @     Time Warner, Inc.                                            582,824
         19,800           Walt Disney Co.                                              457,182
                                                                               ---------------
                                                                                     1,414,011
                                                                               ---------------
                          MINING: 3.4%
         44,700     @     Alcoa, Inc.                                                1,466,607
         22,000           Freeport-McMoRan
                            Copper & Gold, Inc.                                        957,660
                                                                               ---------------
                                                                                     2,424,267
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 3.7%
          7,200           Eaton Corp.                                                  741,528
         22,100           General Electric Co.                                         633,607
         27,500           Honeywell Intl., Inc.                                        816,475
         22,500    @@     Tyco Intl. Ltd.                                              516,375
                                                                               ---------------
                                                                                     2,707,985
                                                                               ---------------
                          OIL AND GAS: 4.8%
         15,600           Anadarko Petroleum Corp.                                     700,908
         11,768           Apache Corp.                                                 844,942
          7,400           ChevronTexaco Corp.                                          555,740
         27,600           Exxon Mobil Corp.                                            998,292
         19,000     @     Transocean, Inc.                                             368,220
                                                                               ---------------
                                                                                     3,468,102
                                                                               ---------------
                          OIL AND GAS SERVICES: 2.8%
         17,300           Baker Hughes, Inc.                                           499,278
         15,300     @     BJ Services Co.                                              487,917
         21,100           Halliburton Co.                                              492,685
         15,200     @     Smith Intl., Inc.                                            570,608
                                                                               ---------------
                                                                                     2,050,488
                                                                               ---------------
                          PHARMACEUTICALS: 3.1%
          5,100     @     Barr Laboratories, Inc.                                      420,954
         34,775           Pfizer, Inc.                                               1,166,701
         17,200           Wyeth                                                        677,680
                                                                               ---------------
                                                                                     2,265,335
                                                                               ---------------
                          RETAIL: 3.2%
         21,300           Home Depot, Inc.                                             782,988
         11,150    xx     International Fast Food Corp.                                     --
         22,300           McDonald's Corp.                                             571,549
         34,600     @     Staples, Inc.                                                939,390
                                                                               ---------------
                                                                                     2,293,927
                                                                               ---------------
                          SAVINGS AND LOANS: 1.2%
         18,600           Washington Mutual, Inc.                                      852,066
                                                                               ---------------
                                                                                       852,066
                                                                               ---------------
                          SEMICONDUCTORS: 1.6%
         25,700     @     National Semiconductor Corp.                               1,149,304
                                                                               ---------------
                                                                                     1,149,304
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
                          TELECOMMUNICATIONS: 2.8%
         26,800           AT&T Corp.                                           $       531,444
         23,400           SBC Communications, Inc.                                     544,752
         27,848           Verizon Communications, Inc.                                 912,579
                                                                               ---------------
                                                                                     1,988,775
                                                                               ---------------
                          TRANSPORTATION: 0.6%
         10,200           Norfolk Southern Corp.                                       218,382
          3,400           Union Pacific Corp.                                          216,512
                                                                               ---------------
                                                                                       434,894
                                                                               ---------------
                          Total Common Stock
                            (Cost $36,163,202)                                      39,966,302
                                                                               ---------------

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS: 12.8%

                          AIRLINES: 0.8%
$       217,000           American Airlines, Inc., 7.024%,
                            due 10/15/09                                               216,239
        117,000           American Airlines, Inc., 7.324%,
                            due 10/15/09                                                96,366
         57,917           American Airlines, Inc., 6.977%,
                            due 05/23/21                                                51,477
         34,550           Continental Airlines, Inc., 6.900%,
                            due 07/02/19                                                34,011
         42,530           Continental Airlines, Inc., 6.545%,
                          due 08/02/20                                                  41,984
         30,000           Delta Air Lines, Inc., 7.779%,
                            due 11/18/05                                                27,266
         23,000           Delta Air Lines, Inc., 7.299%,
                            due 09/18/06                                                20,463
         79,893           US Airways Pass Through Trust,
                            6.850%, due 01/30/18                                        75,533
                                                                               ---------------
                                                                                       563,339
                                                                               ---------------
                          AUTO MANUFACTURERS: 0.3%
         23,000           Ford Motor Co., 6.625%,
                            due 10/01/28                                                19,905
         49,000           Ford Motor Co., 6.375%,
                            due 02/01/29                                                40,997
        138,000           General Motors Corp., 8.375%,
                            due 07/15/33                                               150,765
                                                                               ---------------
                                                                                       211,667
                                                                               ---------------
                          BANKS: 2.2%
         82,000   #,@@    Banco Bradesco SA, 8.750%,
                            due 10/24/13                                                85,690
         52,000           Bank of America Corp., 6.375%,
                            due 02/15/08                                                57,447
         14,000     #     BankAmerica Institutional, Class B,
                            7.700%, due 12/31/26                                        15,637
         30,000           BankBoston Capital Trust III,
                            1.890%, due 06/15/27                                        28,354
          7,000           BankBoston Corp., 1.746%,
                            due 06/08/28                                                 6,494
         53,000           Barnett Capital I, 8.060%,
                            due 12/01/26                                                60,057
         18,000           Barnett Capital II, 7.950%,
                            due 12/01/26                                                20,170
          4,000           Chase Capital VI, 1.788%,
                            due 08/01/28                                                 3,663
$        45,000     #     Corestates Capital Trust II, 1.800%,
                            due 01/15/27                                       $        42,063
        203,000     #     Dresdner Funding Trust I, 8.151%,
                            due 06/30/31                                               225,478
         53,000           FBS Capital I, 8.090%, due 11/15/26                           59,898
        108,000           First Union Institutional Capital II,
                            7.850%, due 01/01/27                                       121,966
         84,000   #,@@    HBOS PLC, 5.375%, due 11/29/49                                83,330
         20,000   @@,C    Hongkong & Shanghai Banking
                            Corp. Ltd., 1.313%, due 07/29/49                            16,354
         40,000    @@     HSBC Bank PLC, 1.163%,
                            due 06/29/49                                                32,311
         88,000    @@     HSBC Holdings PLC, 7.500%,
                            due 07/15/09                                               102,397
         53,000           M & T Bank Corp., 3.850%,
                            due 04/01/13                                                52,432
        100,000           Mellon Capital I, 7.720%,
                            due 12/01/26                                               110,659
         40,000   @@,C    National Westminster Bank PLC,
                            1.313%, due 11/29/49                                        33,266
          8,000           Nationsbank Cap Trust III, 1.700%,
                            due 01/15/27                                                 7,515
         70,000     #     Rabobank Capital Funding II,
                            5.260%, due 12/29/49                                        70,000
         47,000           RBS Capital Trust I, 4.709%,
                            due 12/29/49                                                44,286
         20,000    @@     Societe Generale, 1.309%,
                            due 11/29/49                                                16,257
         50,000   @@,C    Standard Chartered PLC, 1.275%,
                            due 01/29/49                                                38,077
         10,000   @@,C    Standard Chartered PLC, 1.250%,
                            due 07/29/49                                                 7,323
        120,000   @@,C    Standard Chartered PLC, 1.500%,
                            due 11/29/49                                                90,147
        100,000   @@,C    Standard Chartered PLC, 1.400%,
                            due 12/29/49                                                75,626
         70,000           Wells Fargo & Co., 3.120%,
                            due 08/15/08                                                68,610
                                                                               ---------------
                                                                                     1,575,507
                                                                               ---------------
                          BEVERAGES: 0.3%
         96,000   #,@@    Cia Brasileira de Bebidas, 8.750%,
                            due 09/15/13                                               101,760
         20,000           Constellation Brands, Inc., 8.000%,
                            due 02/15/08                                                22,275
         86,000     #     Miller Brewing Co., 4.250%,
                            due 08/15/08                                                86,560
                                                                               ---------------
                                                                                       210,595
                                                                               ---------------
                          CHEMICALS: 0.0%
         19,000           Dow Chemical Co., 5.750%,
                            due 11/15/09                                                20,208
                                                                               ---------------
                                                                                        20,208
                                                                               ---------------
                          COMMERCIAL SERVICES: 0.1%
         27,000    @@     Quebecor Media, Inc., 11.125%,
                            due 07/15/11                                                31,185
         58,000           United Rentals North America, Inc.,
                            10.750%, due 04/15/08                                       65,105
                                                                               ---------------
                                                                                        96,290
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
                          DIVERSIFIED FINANCIAL SERVICES: 1.2%
$        75,000           Boeing Capital Corp., 7.375%,
                            due 09/27/10                                       $        85,993
        110,000  X,#,@@   Brazilian Merchant Voucher
                            Receivables Ltd., 5.911%,
                            due 06/15/11                                               108,625
         57,000           Citigroup Capital II, 7.750%,
                            due 12/01/36                                                64,111
         85,000           Countrywide Home Loans, Inc.,
                            4.250%, due 12/19/07                                        86,658
        105,000     #     Farmers Exchange Capital, 7.050%,
                            due 07/15/28                                                94,901
         14,000           Ford Motor Credit Co., 5.625%,
                            due 10/01/08                                                13,978
         38,000           Ford Motor Credit Co., 7.375%,
                            due 10/28/09                                                40,248
        136,000   XX,#    Mangrove Bay Pass-Through Trust,
                            6.102%, due 07/15/33                                       134,683
         20,000           Nexstar Finance, Inc., 12.000%,
                            due 04/01/08                                                22,450
         61,000     #     OneAmerica Financial Partners, Inc.,
                            7.000%, due 10/15/33                                        60,201
         65,000   #,@@    PF Export Receivables Master Trust,
                            3.748%, due 06/01/13                                        62,999
         58,473   #,@@    PF Export Receivables Master Trust,
                            6.436%, due 06/01/15                                        58,467
          6,000           Technical Olympic USA, Inc.,
                            10.375%, due 07/01/12                                        6,690
         30,000     #     Wachovia Capital Trust V, 7.965%,
                            due 06/01/27                                                34,472
                                                                               ---------------
                                                                                       874,476
                                                                               ---------------
                          ELECTRIC: 1.1%
         92,000     #     Consumers Energy Co., 4.800%,
                            due 02/17/09                                                93,268
         25,000    @@     Empresa Nacional de Electricidad
                            SA/Chile, 7.750%, due 07/15/08                              26,864
        199,000    @@     Empresa Nacional de Electricidad
                            SA/Chile, 8.350%, due 08/01/13                             219,516
         81,000     #     Indianapolis Power & Light, 6.300%,
                            due 07/01/13                                                83,394
         36,000           Nisource Finance Corp., 7.625%,
                            due 11/15/05                                                39,340
         82,000     #     Ohio Edison Co., 4.000%,
                            due 05/01/08                                                80,605
        120,000           Ohio Power Co., 6.375%,
                            due 07/15/33                                               121,655
         65,000     #     PG&E Corp., 6.875%, due 07/15/08                              69,550
         18,000     #     Power Contract Financing LLC,
                            5.200%, due 02/01/06                                        18,247
         18,000     #     Power Contract Financing LLC,
                            6.256%, due 02/01/10                                        18,101
                                                                               ---------------
                                                                                       770,540
                                                                               ---------------
                          ENTERTAINMENT: 0.1%
         26,000           Cinemark USA, Inc., 9.000%,
                            due 02/01/13                                                28,990
         27,000           Six Flags, Inc., 9.750%, due 06/15/07                         28,080
                                                                               ---------------
                                                                                        57,070
                                                                               ---------------
                          ENVIRONMENTAL CONTROL: 0.1%
         73,000           Allied Waste North America,
                            7.625%, due 01/01/06                                        76,650
                                                                               ---------------
                                                                                        76,650
                                                                               ---------------
                          FOOD: 0.5%
$        38,000           Kroger Co., 7.250%, due 06/01/09                     $        43,133
         26,000           Kroger Co., 5.500%, due 02/01/13                              26,381
         70,000           Safeway, Inc., 4.800%, due 07/16/07                           72,421
        103,000           Supervalu, Inc., 7.875%,
                            due 08/01/09                                               119,635
         97,000           Tyson Foods, Inc., 7.250%,
                            due 10/01/06                                               106,219
                                                                               ---------------
                                                                                       367,789
                                                                               ---------------
                          FOREST PRODUCTS & PAPER: 0.3%
         51,000    @@     Abitibi-Consolidated, Inc., 6.950%,
                            due 12/15/06                                                52,388
         29,000    @@     Abitibi-Consolidated, Inc., 6.950%,
                            due 04/01/08                                                29,564
         52,000           Georgia-Pacific Corp., 8.875%,
                            due 02/01/10                                                59,150
         68,000           Weyerhaeuser Co., 7.375%,
                            due 03/15/32                                                72,800
                                                                               ---------------
                                                                                       213,902
                                                                               ---------------
                          HOME BUILDERS: 0.0%
         13,000           K Hovnanian Enterprises, Inc.,
                            6.500%, due 01/15/14                                        13,033
                                                                               ---------------
                                                                                        13,033
                                                                               ---------------
                          INSURANCE: 0.4%
         87,000     #     Farmers Insurance Exchange,
                            8.625%, due 05/01/24                                        89,871
         58,000     #     Monumental Global Funding II,
                            3.850%, due 03/03/08                                        58,226
         95,000     #     Zurich Capital Trust I, 8.376%,
                            due 06/01/37                                               108,703
                                                                               ---------------
                                                                                       256,800
                                                                               ---------------
                          IRON/STEEL: 0.0%
         50,000           Armco, Inc., 9.000%, due 09/15/07                             35,250
                                                                               ---------------
                                                                                        35,250
                                                                               ---------------
                          LEISURE TIME: 0.1%
         42,000    @@     Royal Caribbean Cruises Ltd.,
                            7.000%, due 10/15/07                                        44,573
                                                                               ---------------
                                                                                        44,573
                                                                               ---------------
                          LODGING: 0.3%
         45,000           Mandalay Resort Group, 10.250%,
                            due 08/01/07                                                51,638
         68,000           MGM Mirage, 6.000%, due 10/01/09                              69,275
         68,000           Park Place Entertainment Corp.,
                            9.375%, due 02/15/07                                        76,160
         36,000           Starwood Hotels & Resorts
                            Worldwide, Inc., 7.375%,
                            due 05/01/07                                                38,745
                                                                               ---------------
                                                                                       235,818
                                                                               ---------------
                          MEDIA: 0.5%
         29,000           AOL Time Warner, Inc., 6.875%,
                            due 05/01/12                                                32,311
         42,000     #     CCO Holdings LLC/CCO Holdings
                            Capital Corp., 8.750%,
                            due 11/15/13                                                41,580
         75,000           Comcast Corp., 10.625%,
                            due 07/15/12                                                95,201
         26,000           CSC Holdings, Inc., 10.500%,
                            due 05/15/16                                                28,860

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
                          MEDIA (CONTINUED)
$        49,000     #     Dex Media, Inc., 8.000%,
                            due 11/15/13                                       $        49,980
         25,000     #     Echostar DBS Corp., 4.410%,
                            due 10/01/08                                                25,938
         34,000   #, @@   Echostar DBS Corp., 5.750%,
                            due 10/01/08                                                34,213
         26,000           Spanish Broadcasting System,
                            9.625%, due 11/01/09                                        27,560
         41,000           Time Warner, Inc., 6.950%,
                            due 01/15/28                                                43,295
                                                                               ---------------
                                                                                       378,938
                                                                               ---------------
                          MISCELLANEOUS MANUFACTURING: 0.1%
        105,000           General Electric Co., 5.000%,
                            due 02/01/13                                               105,576
                                                                               ---------------
                                                                                       105,576
                                                                               ---------------
                          MULTI-NATIONAL: 0.3%
         83,000    @@     Corp Andina de Fomento CAF,
                            6.875%, due 03/15/12                                        92,456
        100,000    @@     Corp Andina de Fomento CAF,
                            5.200%, due 05/21/13                                        99,506
                                                                               ---------------
                                                                                       191,962
                                                                               ---------------
                          OIL AND GAS: 0.9%
         65,000           Amerada Hess Corp., 5.900%,
                            due 08/15/06                                                69,668
         41,000           Chesapeake Energy Corp., 9.000%,
                            due 08/15/12                                                47,150
         90,000           Enterprise Products Partners LP,
                            6.875%, due 03/01/33                                        93,715
        215,000    @@     Husky Oil Co., 8.900%, due 08/15/28                          251,819
        111,000           Pemex Project Funding Master Trust,
                            7.375%, due 12/15/14                                       117,105
         45,000           Valero Energy Corp., 8.750%,
                            due 06/15/30                                                55,037
         44,000           Valero Energy Corp., 7.500%,
                            due 04/15/32                                                48,408
                                                                               ---------------
                                                                                       682,902
                                                                               ---------------
                          PACKAGING AND CONTAINERS: 0.4%
         32,000    @@     Crown European Holdings SA,
                            10.875%, due 03/01/13                                       37,120
         78,000           Owens-Brockway, 8.875%,
                            due 02/15/09                                                84,825
         91,000     #     Sealed Air Corp., 6.950%,
                            due 05/15/09                                               101,607
         82,000     #     Sealed Air Corp., 5.625%,
                            due 07/15/13                                                83,271
                                                                               ---------------
                                                                                       306,823
                                                                               ---------------
                          PIPELINES: 0.4%
        105,000           CenterPoint Energy Resources Corp.,
                            8.125%, due 07/15/05                                       112,189
        130,000           Plains All American Pipeline LP/PAA
                            Finance Corp., 7.750%,
                            due 10/15/12                                               149,500
                                                                               ---------------
                                                                                       261,689
                                                                               ---------------
                          REAL ESTATE: 0.3%
$        78,000           EOP Operating LP, 7.750%,
                            due 11/15/07                                       $        89,107
         94,000           Liberty Property LP, 7.750%,
                            due 04/15/09                                               109,282
                                                                               ---------------
                                                                                       198,389
                                                                               ---------------
                          REITs: 0.3%
         24,000           Liberty Property Trust, 6.375%,
                            due 08/15/12                                                25,776
        103,000           Simon Property Group LP, 6.375%,
                            due 11/15/07                                               112,968
         53,000           Simon Property Group LP, 4.875%,
                            due 03/18/10                                                53,604
                                                                               ---------------
                                                                                       192,348
                                                                               ---------------
                          SAVINGS AND LOANS: 0.1%
         88,000           Washington Mutual, Inc., 4.375%,
                            due 01/15/08                                                90,094
                                                                               ---------------
                                                                                        90,094
                                                                               ---------------
                          TELECOMMUNICATIONS: 1.7%
          8,000     #     ACC Escrow Corp., 10.000%,
                            due 08/01/11                                                 8,800
         31,000           American Tower Corp., 9.375%,
                            due 02/01/09                                                32,705
         13,000     #     American Towers, Inc., 7.250%,
                            due 12/01/11                                                13,098
        201,000           AT&T Corp., 7.800%, due 11/15/11                             228,619
         79,000           AT&T Wireless Services, Inc.,
                            8.125%, due 05/01/12                                        90,337
         26,000     @     MCI Communications Corp., 7.81%,
                            due 08/15/06                                                21,125
         26,000           Nextel Communications, Inc.,
                            7.375%, due 08/01/15                                        27,495
         17,000           Qwest Communications Intl.,
                            7.500%, due 11/01/08                                        17,574
         24,000     #     Qwest Corp., 8.875%, due 03/15/12                             27,360
         39,000     #     Qwest Services Corp., 13.500%,
                            due 12/15/10                                                46,069
         83,000           Sprint Capital Corp., 6.000%,
                            due 01/15/07                                                87,702
         99,000           Sprint Capital Corp., 6.875%,
                            due 11/15/28                                                93,578
        150,000           TCI Communications Finance,
                            9.650%, due 03/31/27                                       182,062
        116,000    @@     TELUS Corp., 8.000%, due 06/01/11                            133,447
         43,000           Verizon Florida, Inc., 6.125%,
                            due 01/15/13                                                45,914
        170,000           Verizon Virginia, Inc., 4.625%,
                            due 03/15/13                                               162,596
        500,000     I     WinStar Communications, Inc.,
                            0.00%, due 04/15/10                                             50
                                                                               ---------------
                                                                                     1,218,531
                                                                               ---------------
                            Total Corporate Bonds
                              (Cost $9,528,906)                                      9,250,759
                                                                               ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 7.9%

                          AUTOMOBILE: 0.1%
         40,000           USAA Auto Owner Trust, 2.040%,
                            due 02/16/10                                                39,334
                                                                               ---------------
                                                                                        39,334
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
                          BANKS: 0.4%
$       276,176    XX     Bank of America Mortgage Services,
                            1.570%, due 11/25/33                               $       276,090
                                                                               ---------------
                                                                                       276,090
                                                                               ---------------
                          COMMERCIAL MORTGAGE
                            BACKED SECURITIES: 2.3%
        303,000           CS First Boston Mortgage Securities
                            Corp., 3.861%, due 03/15/36                                302,259
        100,000           CS First Boston Mortgage Securities
                            Corp., 3.382%, due 05/15/38                                 94,770
         40,000           CS First Boston Mortgage Securities
                            Corp., 7.580%, due 04/14/62                                 46,945
        215,000           DLJ Commercial Mortgage Corp.,
                            6.240%, due 11/12/31                                       235,988
        570,000           DLJ Commercial Mortgage Corp.,
                            7.300%, due 06/10/32                                       656,782
         97,000           GE Capital Commercial Mortgage
                            Corp., 5.994%, due 12/10/35                                105,351
         75,000           GMAC Commercial Mortgage
                            Securities, Inc., 6.700%,
                            due 04/15/34                                                84,409
         62,000           JP Morgan Chase Commercial
                            Mortgage Securities Corp., 5.161%,
                            due 10/12/37                                                63,399
        150,000           Wachovia Bank Commercial
                            Mortgage Trust, 3.989%,
                            due 06/15/35                                               140,222
                                                                               ---------------
                                                                                     1,730,125
                                                                               ---------------
                          CREDIT CARD: 0.4%
         55,000           Bank One Issuance Trust, 4.540%,
                            due 09/15/10                                                55,873
         55,000           Capital One Master Trust, 4.900%,
                            due 03/15/10                                                57,766
         95,000           Citibank Credit Card Issuance Trust,
                            5.650%, due 06/16/08                                       101,859
         75,000           MBNA Credit Card Master Note Trust,
                            4.950%, due 06/15/09                                        79,591
                                                                               ---------------
                                                                                       295,089
                                                                               ---------------
                          HOME EQUITY: 1.7%
        248,000    XX     Bayview Financial Acquisition Trust,
                            1.66%, due 12/28/34                                        248,000
        465,777           Emergent Home Equity Loan Trust,
                            7.080%, due 12/15/28                                       495,064
        172,000    XX     Merrill Lynch Mortgage Investors, Inc.,
                            1.46%, due 07/25/34                                        172,000
         62,689           Residential Asset Mortgage Products,
                            Inc., 1.429%, due 06/25/33                                  62,645
        230,000    XX     Residential Asset Securities Corp.,
                            1.43%, due 12/25/33                                        230,000
                                                                               ---------------
                                                                                     1,207,709
                                                                               ---------------
                          OTHER ASSET BACKED SECURITIES: 0.3%
        118,868    XX     Amortizing Residential Collateral
                            Trust, 1.369%, due 05/25/32                                118,794
         11,000           Chase Funding Mortgage Loan,
                            2.734%, due 09/25/24                                        10,876
          7,000           Chase Funding Mortgage Loan,
                            4.045%, due 05/25/33                                         6,891
         57,000           Chase Funding Mortgage Loan
                            Asset-Backed Certificates, 1.419%,
                            due 07/25/33                                                57,036
                                                                               ---------------
                                                                                       193,597
                                                                               ---------------
                          WHOLE LOAN COLLATERALLIZED MORTGAGE: 1.6%
$        73,686    XX     Bank of America Mortgage Securities,
                            5.500%, due 11/25/33                               $        72,765
        132,545           Citicorp Mortgage Securities, Inc.,
                            1.619%, due 10/25/33                                       132,164
         95,227           Countrywide Alternative Loan Trust,
                            1.519%, due 07/25/18                                        95,227
        114,000           CS First Boston Mortgage Securities
                            Corp., 4.187%, due 10/25/33                                113,134
         70,743           MASTR Asset Securitization Trust,
                            8.000%, due 06/25/33                                        73,600
        110,647    XX     MASTR Asset Securitization Trust,
                            1.57%, due 11/25/33                                        110,716
        331,000    XX     MLCC Mortgage Investors, Inc., .
                            1.49%, due 01/25/29                                        331,000
        178,240           Residential Accredit Loans, Inc.,
                            1.569%, due 03/25/18                                       178,084
        130,000           Wells Fargo Mortgage Backed
                            Securities Trust, 4.500%,
                            due 08/25/18                                               120,784
                                                                               ---------------
                                                                                     1,227,474
                                                                               ---------------
                          WL COLLATERALLIZED PLANNED
                            AMORTIZATION CLASS: 1.1%
        317,833           GSR Mortgage Loan Trust, 1.519%,
                            due 10/25/32                                               317,671
        189,414           MASTR Alternative Loans Trust,
                            8.500%, due 05/25/33                                       197,411
        182,000           Residential Funding Securities Corp.,
                            4.750%, due 02/25/33                                       182,177
         54,968           Residential Funding Securities Corp.,
                            8.500%, due 05/25/33                                        61,521
                                                                               ---------------
                                                                                       758,780
                                                                               ---------------
                            Total Collateralized Mortgage Obligations
                              (Cost $5,752,833)                                      5,728,198
                                                                               ---------------
U.S. TREASURY OBLIGATIONS: 4.9%

                          U.S. TREASURY BONDS: 1.2%
        350,000           6.250%, due 08/15/23                                         395,541
        459,000           5.375%, due 02/15/31                                         475,711
                                                                               ---------------
                                                                                       871,252
                                                                               ---------------
                          U.S. TREASURY NOTES: 3.2%
      1,561,000           1.625%, due 10/31/05                                       1,550,879
         26,000           2.625%, due 11/15/06                                          26,074
        180,000           3.375%, due 11/15/08                                         180,239
        555,000           4.250%, due 11/15/13                                         551,965
                                                                               ---------------
                                                                                     2,309,157
                                                                               ---------------
                          U.S. TREASURY STRIP PRINCIPAL: 0.5%
        650,000           0.000%, due 05/15/16                                         347,553
                                                                               ---------------
                                                                                       347,553
                                                                               ---------------
                            Total U.S. Treasury Obligations
                              (Cost $3,556,211)                                      3,527,962
                                                                               ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.1%

                          FEDERAL HOME LOAN MORTGAGE
                            CORPORATION: 5.8%
        290,000           2.875%, due 09/15/05                                         294,206
        280,000           5.875%, due 03/21/11                                         300,244
        274,359           5.500%, due 01/01/14                                         284,316
        142,168           6.000%, due 04/01/14                                         148,660

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                                              VALUE
----------------------------------------------------------------------------------------------
                          FEDERAL HOME LOAN MORTGAGE
                            CORPORATION (CONTINUED)
$       208,000           6.000%, due 01/15/28                                 $       216,134
        314,267           7.000%, due 06/01/29                                         331,688
        339,413           6.500%, due 12/01/31                                         354,281
        400,000    TBA    5.500%, due 12/15/33                                         402,375
        929,000    TBA    6.500%, due 12/15/33                                         969,644
        546,000           1.770%, due 01/01/49                                         546,000
        361,000           4.500%, due 12/31/49                                         370,138
                                                                               ---------------
                                                                                     4,217,686
                                                                               ---------------
                          FEDERAL NATIONAL MORTGAGE
                            ASSOCIATION: 12.5%
        320,000           2.375%, due 04/13/06                                         317,988
        440,000           5.250%, due 04/15/07                                         471,560
        325,000           2.875%, due 05/19/08                                         314,451
        290,000           4.000%, due 09/02/08                                         291,610
          6,413           5.500%, due 07/01/16                                           6,612
        316,549           6.000%, due 08/01/16                                         330,769
        870,000    TBA    5.000%, due 12/01/17                                         881,419
        100,000    TBA    4.500%, due 12/15/18                                          99,313
        192,276           6.000%, due 07/25/24                                         201,262
         41,944           8.000%, due 08/01/30                                          45,332
         70,850           7.500%, due 09/01/30                                          75,617
        429,044           7.000%, due 06/01/32                                         453,114
        100,000           7.000%, due 07/01/32                                         105,551
        474,999           6.500%, due 10/01/32                                         495,470
        190,444           1.519%, due 10/25/33                                         190,944
      1,528,000    TBA    5.000%, due 12/01/33                                       1,500,305
      1,153,000    TBA    5.500%, due 12/01/33                                       1,160,566
      1,831,000    TBA    6.000%, due 12/15/33                                       1,881,352
        141,000     X     4.750%, due 12/25/42                                         145,584
                                                                               ---------------
                                                                                     8,968,819
                                                                               ---------------
                          GOVERNMENT NATIONAL MORTGAGE
                            ASSOCIATION: 0.8%
        278,215           6.500%, due 06/15/29                                         292,802
        151,929           7.500%, due 11/15/29                                         162,861
        105,279           8.000%, due 07/15/30                                         114,002
                                                                               ---------------
                                                                                       569,665
                                                                               ---------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $13,640,397)                                    13,756,170
                                                                               ---------------
OTHER BONDS: 1.6%

                          SOVEREIGN: 1.7%
         49,000    @@     ARG Boden, 6.16%, due 08/03/12                                28,935
         70,000    @@     Brazilian Government Intl. Bond,
                            10.000%, due 08/07/11                                       74,340
         74,000    @@     Brazilian Government Intl. Bond,
                            2.188%, due 04/15/12                                        65,612
         44,000    @@     Brazilian Government Intl. Bond,
                            11.000%, due 08/17/40                                       45,232
         86,000   @@,XX   Central Bank of Nigeria, 5.09%,
                            due 01/05/10                                                33,325
         57,000    @@     Colombia Government Intl. Bond,
                            10.000%, due 01/23/12                                       60,563
         24,000    @@     Colombia Government Intl. Bond,
                            11.750%, due 02/25/20                                       27,780
         43,000    @@     Dominican Republic Intl. Bond,
                            9.040%, due 01/23/13                                        33,405
         44,000    @@     Ecuador Government
                            International Bond,
                            7.000%, due 08/15/30                                        31,039
$        27,000    @@     El Salvador Government
                            International Bond, 7.750%,
                            due 01/24/23                                       $        28,091
         46,000    @@     Mexico Government Intl. Bond,
                            4.625%, due 10/08/08                                        46,184
         73,000    @@     Mexico Government Intl. Bond,
                            6.625%, due 03/03/15                                        75,008
          6,000    @@     Panama Government Intl. Bond,
                            9.375%, due 07/23/12                                         6,810
         48,108    @@     Panama Government Intl. Bond,
                            1.938%, due 07/17/16                                        42,072
         34,000    @@     Peru Government Intl. Bond,
                            9.125%, due 02/21/12                                        37,910
         18,000    @@     Peru Government Intl. Bond,
                            4.500%, due 03/07/17                                        15,807
         63,000    @@     Philippine Government Intl. Bond,
                            9.875%, due 01/15/19                                        62,685
         43,000    @@     Republic of Bulgaria, 8.250%,
                            due 01/15/15                                                50,284
        158,000    @@     Russia Government Intl. Bond,
                            5.000%, due 03/31/30                                       148,425
         86,000    @@     Turkey Government Intl. Bond,
                            12.375%, due 06/15/09                                      107,285
         12,000    @@     Turkey Government Intl. Bond,
                            9.500%, due 01/15/14                                        13,140
         13,067   #,@@    Ukraine Government Intl. Bond,
                            11.000%, due 03/15/07                                       14,524
         14,000   #,@@    Ukraine Government Intl. Bond,
                            7.650%, due 06/11/13                                        14,245
         13,000    @@     Uruguay Government Intl. Bond,
                            7.250%, due 02/15/11                                        11,310
         30,000    @@     Uruguay Government Intl. Bond,
                            7.500%, due 03/15/15                                        24,300
         58,000   #,@@    Venezuela Government Intl. Bond,
                            10.750%, due 09/19/13                                       57,275
         57,000    @@     Venezuela Government Intl. Bond,
                            9.250%, due 09/15/27                                        47,595
                                                                               ---------------
                            Total Other Bonds
                              (Cost $1,179,244)                                      1,203,181
                                                                               ---------------

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%

                          AUTO PARTS & EQUIPMENT: 0.2%
          4,840           Delphi Trust I                                               122,936
                                                                               ---------------
                                                                                       122,936
                                                                               ---------------
                          BANKS: 0.1%
             15     #     DG Funding Trust                                             162,750
                                                                               ---------------
                                                                                       162,750
                                                                               ---------------
                          OIL AND GAS: 0.2%
          4,360    @@     Nexen, Inc.                                                  110,962
                                                                               ---------------
                                                                                       110,962
                                                                               ---------------
                          TELECOMMUNICATIONS: 0.0%
             10           XO Communications, Inc.                                           --
                                                                               ---------------
                            Total Preferred Stock
                              (Cost $393,176)                                          396,648
                                                                               ---------------

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

CONTRACTS                                                                           VALUE
----------------------------------------------------------------------------------------------
OPTIONS: 0.0%
                          ELECTRONICS: 0.0%
            130           USD Put, 40 strike, expires 01/17/04                 $        18,200
                                                                               ---------------
                            Total Options
                              (Cost $26,390)                                            18,200
                                                                               ---------------

NUMBER OF
WARRANTS                                                                            VALUE
----------------------------------------------------------------------------------------------
WARRANTS: 0.0%

                          BUILDING MATERIALS: 0.0%
            400   I, @    Dayton Superior Corp.                                              4
                                                                               ---------------
                                                                                             4
                                                                               ---------------
                          DIVERSIFIED FINANCIAL SERVICES: 0.0%
            370   I,X,@   North Atlantic Trading Co.                                        --
                                                                               ---------------
                                                                                            --
                                                                               ---------------
                          TELECOMMUNICATIONS: 0.0%
            500   I, @    Iridium World Communications, Inc.                                 5
                                                                               ---------------
                                                                                             5
                                                                               ---------------
                            Total Warrants
                              (Cost $57,953)                                                 9
                                                                               ---------------
                            Total Long-Term Investments
                              (Cost $70,298,312)                                    73,847,429
                                                                               ---------------
SHORT-TERM INVESTMENTS: 8.1%

                          REPURCHASE AGREEMENT: 8.1%
$       897,000           Morgan Stanley Repurchase Agreement
                            dated 11/28/03, 1.030%, due
                            12/01/03, $897,077 to be received
                            upon repurchase (Collateralized by
                            $897,858 REFC, 0.000%,
                            Market Value $915,816 due 07/15/29)                $       897,000
                                                                               ---------------
      5,010,000           Deutsche Bank Repurchase Agreement
                            dated 11/28/03, 1.060%, due 12/01/03,
                            $5,010,443 to be received upon
                            repurchase (Collateralized by
                            $5,010,425 Federal National Mortgage
                            Association, 4.750%, Market Value
                            $5,110,633 due 02/21/13)                                 5,010,000
                                                                               ---------------
                          Total Short-term Investments
                            (Cost $5,907,000)                                       5,907,000
                                                                               ---------------
                          TOTAL INVESTMENTS IN SECURITIES
                            (COST $76,205,312)*                       110.4%   $    79,754,429
                          OTHER ASSETS AND
                            LIABILITIES-NET                           (10.4)        (7,501,337)
                                                                      -----    ---------------
                          NET ASSETS                                  100.0%   $    72,253,092
                                                                      =====    ===============

@     Non-income producing security
@@    Foreign Issuer
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
C     Bond may be called prior to maturity date.
I     Illiquid Security
X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                            Gross Unrealized Appreciation                      $     6,343,909
                            Gross Unrealized Depreciation                           (2,786,603)
                                                                               ---------------
                            Net Unrealized Appreciation                        $     3,557,306
                                                                               ===============

                 See Accompanying Notes to Financial Statements

ING
Real Estate
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK: 98.7%

                          HEALTHCARE-PRODUCTS: 0.7%
         56,300           Ventas, Inc.                                         $     1,127,126
                                                                               ---------------
                                                                                     1,127,126
                                                                               ---------------
                          HOME BUILDERS: 4.3%
         20,500     @     Hovnanian Enterprises, Inc.                                1,891,125
         18,700           Lennar Corp.                                               1,830,730
         55,600     @     Technical Olympic USA, Inc.                                1,498,976
         46,500     @     Toll Brothers, Inc.                                        1,925,565
                                                                               ---------------
                                                                                     7,146,396
                                                                               ---------------
                          LODGING: 4.0%
        191,300     @     Starwood Hotels & Resorts
                            Worldwide, Inc.                                          6,594,111
                                                                               ---------------
                                                                                     6,594,111
                                                                               ---------------
                          REAL ESTATE: 1.6%
        109,800           Catellus Development Corp.                                 2,580,300
                                                                               ---------------
                                                                                     2,580,300
                                                                               ---------------
                          REITs: 88.1%
        143,700           Acadia Realty Trust                                        1,734,459
         46,400           AMB Property Corp.                                         1,459,744
        203,900           Arden Realty, Inc.                                         5,957,958
         10,000           Boston Properties, Inc.                                      462,500
        176,100           Camden Property Trust                                      7,403,244
         47,000           Chelsea Property Group, Inc.                               2,538,000
        100,000           Corporate Office Properties
                            Trust Sbi MD                                             2,069,000
        109,000           Developers Diversified
                            Realty Corp.                                             3,434,590
        200,600           Equity Residential                                         5,889,616
        105,000     @     First Potomac Realty Trust                                 1,785,000
         90,600           Gables Residential Trust                                   2,926,380
         87,200           General Growth Properties, Inc.                            7,028,320
        158,600           Health Care REIT, Inc.                                     5,538,312
        113,100           Heritage Property
                            Investment Trust                                         3,183,765
        176,600           Hersha Hospitality Trust                                   1,631,784
         99,500           Home Properties of NY, Inc.                                4,004,875
        532,500     @     Host Marriott Corp.                                        5,937,375
        124,700           Keystone Property Trust                                    2,526,422
        175,200           Liberty Property Trust                                     6,627,816
        207,200           Macerich Co.                                               8,743,840
        156,600           Mack-Cali Realty Corp.                                     6,248,340
        203,700           Maguire Properties, Inc.                                   4,664,730
        117,900           Mills Corp.                                                5,110,965
        201,700           New Plan Excel Realty Trust                                4,931,565
        142,100           Pennsylvania Real Estate
                            Investment Trust                                         4,902,450
        188,200           Prentiss Properties Trust                                  5,975,350
        168,100           Prologis                                             $     5,127,050
        110,400           Regency Centers Corp.                                      4,360,800
         52,100           Shurgard Storage Centers, Inc.                             1,943,330
        123,600           Simon Property Group, Inc.                                 5,864,820
        434,600           Trizec Properties, Inc.                                    6,053,978
        229,900           United Dominion Realty Trust, Inc.                         4,241,655
        108,500           Vornado Realty Trust                                       5,936,035
                                                                               ---------------
                                                                                   146,244,068
                                                                               ---------------
                          Total Common Stock
                            (Cost $132,518,779)                                    163,692,001
                                                                               ---------------
                          TOTAL INVESTMENTS IN SECURITIES
                            (COST $132,518,779)*                       98.7%   $   163,692,001
                          OTHER ASSETS AND
                            LIABILITIES-NET                             1.3          2,188,264
                                                                      -----    ---------------
                          NET ASSETS                                  100.0%   $   165,880,265
                                                                      =====    ===============

@     Non-income producing security
REITs Real Estate Investment Trusts
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                          Gross Unrealized Appreciation                        $    31,344,725
                          Gross Unrealized Depreciation                               (171,503)
                                                                               ---------------
                          Net Unrealized Appreciation                          $    31,173,222
                                                                               ===============

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RETAIL FUNDS (FORMERLY PLIGRIM RETAIL FUNDS) AND VARIABLE PRODUCTS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                          SHARES VOTED
                                                                           AGAINST OR      SHARES        BROKER      TOTAL SHARES
                                           PROPOSAL    SHARES VOTED FOR     WITHHELD      ABSTAINED     NON-VOTE         VOTED
                                           --------    ----------------   ------------    ---------     --------     ------------
   ING Convertible Fund                        1             9,590,412        248,443      319,867         --          10,158,722
   ING Equity and Bond Fund                    1             5,798,657         68,271      162,928         --           6,029,856
   ING Financial Services Fund                 1            13,388,499        341,458      298,507         --          14,028,464
   ING Growth Opportunities Fund               1            11,271,875        314,530      234,256         --          11,820,661
   ING MagnaCap Fund                           1            16,389,876        429,328      529,351         --          17,348,555
   ING MidCap Opportunities Fund               1            14,170,301        353,237      550,343         --          15,073,881
   ING SmallCap Opportunities Fund             1            13,401,843        307,307      316,357         --          14,025,507
   ING Tax Efficient Equity Fund               1             3,047,281         13,126       21,474         --           3,081,881
   ING Convertible Fund                        2             9,523,301        275,844      359,577         --          10,158,722
   ING Equity and Bond Fund                    2             5,714,223        134,301      181,332         --           6,029,856
   ING Financial Services Fund                 2            13,257,094        417,995      353,375         --          14,028,464
   ING Growth Opportunities Fund               2            11,144,124        384,043      292,494         --          11,820,661
   ING MagnaCap Fund                           2            16,179,702        543,555      625,298         --          17,348,555
   ING MidCap Opportunities Fund               2            13,919,022        568,982      585,877         --          15,073,881
   ING SmallCap Opportunities Fund             2            13,091,030        494,380      440,097         --          14,025,507
   ING Tax Efficient Equity Fund               2             3,037,678         21,632       22,571         --           3,081,881

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF                                  NUMBER OF
                                                OFFICE AND            PRINCIPAL          PORTFOLIOS IN           OTHER
                                POSITION(S)     LENGTH OF           OCCUPATION(S)        FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH        TIME               DURING THE            OVERSEEN             HELD BY
          AND AGE                  TRUST         SERVED(1)         PAST FIVE YEARS        BY TRUSTEE            TRUSTEE
-----------------------------   -----------   --------------   ------------------------  -------------  ------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)              Trustee       October          Mr. Doherty is President        116                 --
7337 E. Doubletree Ranch Rd.                  1999 - Present   and Partner, Doherty,
Scottsdale, AZ 85258                                           Wallace, Pillsbury and
Born: 1934                                                     Murphy, P.C., Attorneys
                                                               (1996 - Present);
                                                               Director, Tambrands,
                                                               Inc. (1993 - 1998); and
                                                               Trustee of each of the
                                                               funds managed by
                                                               Northstar Investment
                                                               Management
                                                               Corporation (1993 -
                                                               1999).

J. Michael Earley(3)            Trustee       February         President and Chief             116                 --
7337 E. Doubletree Ranch Rd.                  2002 - Present   Executive Officer,
Scottsdale, AZ 85258                                           Bankers Trust Company,
Born: 1945                                                     N.A. (1992 - Present).

R. Barbara Gitenstein(2)        Trustee       February         President, College of           116                 --
7337 E. Doubletree Ranch Rd.                  2002 - Present   New Jersey (1999 -
Scottsdale, AZ 85258                                           Present). Formerly,
Born: 1948                                                     Executive Vice
                                                               President and Provost,
                                                               Drake University (1992 -
                                                               1998).

Walter H. May(2)                Trustee       October          Retired. Formerly,              116      Best Prep Charity
7337 E. Doubletree Ranch Rd.                  1999 - Present   Managing Director and                    (1991 - Present).
Scottsdale, AZ 85258                                           Director of Marketing,
Born: 1936                                                     Piper Jaffray, Inc.;
                                                               Trustee of each of the
                                                               funds managed by
                                                               Northstar Investment
                                                               Management
                                                               Corporation (1996 -
                                                               1999).

Jock Patton(2)                  Trustee       August 1995 -    Private Investor                116      Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                  Present for ING  (June 1997 - Present).                   (January 1999 -
Scottsdale, AZ 85258                          Investment       Formerly Director and                    Present); JDA Software
Born: 1945                                    Funds, Inc.      Chief Executive Officer,                 Group, Inc.
                                                               Rainbow Multimedia                       (January 1999 -
                                              October 1999 -   Group, Inc. (January                     Present); Buick of
                                              Present for ING  1999 - December 2001);                   Scottsdale, Inc.; and
                                              Mayflower        Director of Stuart                       National Airlines, Inc.
                                              Trust and ING    Entertainment, Inc.;
                                              Equity Trust     Director of Artisoft, Inc.
                                                               (1994 - 1998).

                                                  TERM OF                                  NUMBER OF
                                                OFFICE AND            PRINCIPAL          PORTFOLIOS IN           OTHER
                                POSITION(S)     LENGTH OF           OCCUPATION(S)        FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH        TIME               DURING THE            OVERSEEN             HELD BY
          AND AGE                  TRUST         SERVED(1)         PAST FIVE YEARS        BY TRUSTEE            TRUSTEE
-----------------------------   -----------   --------------   ------------------------  -------------  ------------------------
David W.C. Putnam(3)            Trustee       October          President and Director,         116      Anchor International
7337 E. Doubletree Ranch Rd.                  1999 - Present   F.L. Putnam Securities                   Bond (December 2000 -
Scottsdale, AZ 85258                                           Company, Inc. and its                    Present); Progressive
Born: 1939                                                     affiliates; President,                   Capital Accumulation
                                                               Secretary and Trustee,                   Trust (August 1998 -
                                                               The Principled Equity                    Present); Principled
                                                               Market Fund. Formerly,                   Equity Market Fund
                                                               Trustee, Trust Realty                    (November 1996 -
                                                               Trust (December Corp.;                   Present), Mercy
                                                               Anchor Investment                        Endowment
                                                               Trust; Bow 2000 -                        Foundation (1995 -
                                                               Present); Ridge Mining                   Present); Director,
                                                               Company and each of                      F.L. Putnam Investment
                                                               the F.L. Putnam funds                    Management Company
                                                               managed by Northstar                     (December 2001 -
                                                               Investment Foundation                    Present); Asian
                                                               Management                               American Bank and
                                                               Corporation (1994 -                      Trust Company (June
                                                               1999).                                   1992 - Present); and
                                                                                                        Notre Dame Health
                                                                                                        Care Center (1991 -
                                                                                                        Present) F.L. Putnam
                                                                                                        Securities Company, Inc.
                                                                                                        (June 1978 - Present);
                                                                                                        and an Honorary
                                                                                                        Trustee, Mercy Hospital
                                                                                                        (1973 - Present).

Blaine E. Rieke(3)              Trustee       February         General Partner,                116      Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                  2001 - Present   Huntington Partners                      (January 1998 -
Scottsdale, AZ 85258                                           (January 1997 -                          Present).
Born: 1933                                                     Present). Chairman of
                                                               the Board and Trustee
                                                               of each of the funds
                                                               managed by ING
                                                               Investment
                                                               Management Co. LLC
                                                               (November 1998 -
                                                               February 2001).

Roger B. Vincent(3)             Trustee       February         President, Springwell           116      Director, AmeriGas
7337 E. Doubletree Ranch Rd.                  2002 - Present   Corporation (1989 -                      Propane, Inc. (1998 -
Scottsdale, AZ 85258                          for ING          Present). Formerly,                      Present).
Born: 1945                                    Investment       Director Tatham
                                              Funds, Inc. and  Offshore, Inc. (1996 -
                                              ING Equity       2000).
                                              Trust

                                              October
                                              1999 - Present
                                              for ING
                                              Mayflower
                                              Trust

Richard A. Wedemeyer(2)         Trustee       February         Retired. Mr. Wedemeyer          116      Touchstone Consulting
7337 E. Doubletree Ranch Rd.                  2001 - Present   was formerly Vice                        Group (1997 - Present).
Scottsdale, AZ 85258                                           President -- Finance
Born: 1936                                                     and Administration,
                                                               Channel Corporation
                                                               (June 1996 - April 2002).
                                                               Formerly Vice President,
                                                               Operations and
                                                               Administration, Jim
                                                               Henson Productions.
                                                               (1979 - 1997); Trustee,
                                                               First Choice Funds
                                                               (1997 - 2001); and of
                                                               each of the funds
                                                               managed by ING
                                                               Investment
                                                               Management Co. LLC
                                                               (1998 - 2001).

                                                       TERM OF                                   NUMBER OF
                                                      OFFICE AND           PRINCIPAL           PORTFOLIOS IN           OTHER
                                       POSITION(S)    LENGTH OF           OCCUPATION(S)        FUND COMPLEX        DIRECTORSHIPS
           NAME, ADDRESS                HELD WITH        TIME              DURING THE            OVERSEEN             HELD BY
              AND AGE                     TRUST        SERVED(1)         PAST FIVE YEARS        BY TRUSTEE            TRUSTEE
-------------------------------------  -----------  --------------  -------------------------  -------------  ----------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(4)                 Trustee      February        Chief Executive Officer,   170            Director, Hemisphere
7337 E. Doubletree Ranch Rd.                        2001 - Present  ING U.S. Financial                        Inc. (May 2003 -
Scottsdale, AZ 85258                                                Services                                  Present); Equitable
Born: 1956                                                          (September 2001 -                         Life Insurance Co.,
                                                                    Present); General                         Golden American Life
                                                                    Manager and Chief                         Insurance Co., Life
                                                                    Executive Officer, ING                    Insurance Company of
                                                                    U.S. Worksite Financial                   Georgia, Midwestern
                                                                    Services (December                        United Life
                                                                    2000 - Present);                          Insurance Co.,
                                                                    Member ING Americas                       ReliaStar Life
                                                                    Executive Committee                       Insurance Co.,
                                                                    (2001 - Present);                         Security Life of
                                                                    President, Chief                          Denver, Security
                                                                    Executive Officer and                     Connecticut Life
                                                                    Director of Northern                      Insurance Co.,
                                                                    Life Insurance Company                    Southland Life
                                                                    (March 2001 - October                     Insurance Co., USG
                                                                    2002), ING Aeltus                         Annuity and Life
                                                                    Holding Company, Inc.                     Company, and United
                                                                    (2000 - Present), ING                     Life and Annuity
                                                                    Retail Holding                            Insurance Co. Inc
                                                                    Company (1998 -                           (March 2001 -
                                                                    Present), ING Life                        Present); Director,
                                                                    Insurance and Annuity                     Ameribest Life
                                                                    Company                                   Insurance Co.,
                                                                    (September 1997 -                         (March 2001 to
                                                                    November 2002) and                        January 2003);
                                                                    ING Retirement                            Director, First
                                                                    Holdings, Inc. (1997 -                    Columbine Life
                                                                    Present). Formerly,                       Insurance Co. (March
                                                                    General Manager and                       2001 to December
                                                                    Chief Executive Officer,                  2002); Member of the
                                                                    ING Worksite Division                     Board, National
                                                                    (December 2000 -                          Commission on
                                                                    October 2001),                            Retirement Policy,
                                                                    President ING-SCI, Inc.                   Governor's Council
                                                                    (August 1997 -                            on Economic
                                                                    December 2000);                           Competitiveness and
                                                                    President, Aetna                          Technology of
                                                                    Financial Services                        Connecticut,
                                                                    (August 1997 -                            Connecticut Business
                                                                    December 2000).                           and Industry
                                                                                                              Association,
                                                                                                              Bushnell;
                                                                                                              Connecticut Forum;
                                                                                                              Metro Hartford
                                                                                                              Chamber of Commerce;
                                                                                                              and is Chairman,
                                                                                                              Concerned Citizens
                                                                                                              for Effective
                                                                                                              Government.

                                                       TERM OF                                   NUMBER OF
                                                      OFFICE AND           PRINCIPAL           PORTFOLIOS IN           OTHER
                                       POSITION(S)    LENGTH OF           OCCUPATION(S)        FUND COMPLEX        DIRECTORSHIPS
           NAME, ADDRESS                HELD WITH        TIME              DURING THE            OVERSEEN             HELD BY
              AND AGE                     TRUST        SERVED(1)         PAST FIVE YEARS        BY TRUSTEE            TRUSTEE
-------------------------------------  -----------  --------------  -------------------------  -------------  ----------------------
John G. Turner(5)                      Trustee      October         Chairman, Hillcrest             116       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                        1999 - Present  Capital Partners                          Corporation
Scottsdale, AZ 85258                                                (May 2002 -                               (March 2000 -
Born: 1939                                                          Present); President,                      Present); Shopko
                                                                    Turner Investment                         Stores, Inc. (August
                                                                    Company (January                          1999 - Present); and
                                                                    2002 - Present). Mr.                      M.A. Mortenson
                                                                    Turner was formerly                       Company (March 2002
                                                                    Vice Chairman of ING                      - Present).
                                                                    Americas (2000 -
                                                                    2002); Chairman and
                                                                    Chief Executive
                                                                    Officer of ReliaStar
                                                                    Financial Corp. and
                                                                    ReliaStar Life
                                                                    Insurance Company
                                                                    (1993 - 2000);
                                                                    Chairman of
                                                                    ReliaStar United
                                                                    Services Life
                                                                    Insurance Company
                                                                    (1995 - 1998);
                                                                    Chairman of
                                                                    ReliaStar Life
                                                                    Insurance Company of
                                                                    New York (1995 -
                                                                    2001); Chairman of
                                                                    Northern Life
                                                                    Insurance Company
                                                                    (1992 - 2001);
                                                                    Chairman and Trustee
                                                                    of the Northstar
                                                                    affiliated
                                                                    investment companies
                                                                    (1993 - 2001) and
                                                                    Director, Northstar
                                                                    Investment
                                                                    Management
                                                                    Corporation and its
                                                                    affiliates (1993 -
                                                                    1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                                          PRINCIPAL
                                                                         TERM OF OFFICE                 OCCUPATION(S)
          NAME, ADDRESS                        POSITION(S)                AND LENGTH OF                  DURING THE
             AND AGE                       HELD WITH THE TRUST           TIME SERVED(1)                 PAST FIVE YEARS
-------------------------------------  ---------------------------  -------------------------  --------------------------------
OFFICERS:

James M. Hennessy                      President and Chief          February 2001 to           President and Chief Executive
7337 E. Doubletree Ranch Rd.           Executive Officer            Present                    Officer of ING Capital
Scottsdale, AZ 85258                                                                           Corporation, LLC, ING Funds
Born: 1949                             Chief Operating              June 2000 to Present       Services, LLC, ING Advisors,
                                       Officer                                                 Inc., ING Investments, LLC,
                                                                                               Lexington Funds Distributor,
                                       Senior Executive Vice        June 2000 -                Inc., Express America T.C.
                                       President                    February 2001              Inc. and EAMC Liquidation
                                                                                               Corp. (since December 2001);
                                       Senior Vice President        April 1995 - June 2000     Executive Vice President and
                                                                    for ING Investment         Chief Operating Officer of ING
                                       Secretary                    Funds, Inc.                Funds Distributor, LLC (since
                                                                                               June 2000). Formerly,
                                                                    April 1995 - February      Executive Vice President and
                                                                    2001 for ING               Chief Operating Officer of ING
                                                                    Investment Funds, Inc.     Quantitative Management, Inc.
                                                                                               (October 2001 to September
                                                                    November 1999 -            2002); Senior Executive Vice
                                                                    Februrary 2001 for         President (June 2000 to
                                                                    ING Equity Trust and       December 2000) and Secretary
                                                                    ING Mayflower Trust        (April 1995 to December 2000)
                                                                                               of ING Capital Corporation,
                                                                                               LLC, ING Funds Services, LLC,
                                                                                               ING Investments, LLC, ING
                                                                                               Advisors, Inc., Express
                                                                                               America T.C. Inc., and EAMC
                                                                                               Liquidation Corp.; and
                                                                                               Executive Vice President, ING
                                                                                               Capital Corporation, LLC and
                                                                                               its affiliates (May 1998 to
                                                                                               June 2000) and Senior Vice
                                                                                               President, ING Capital
                                                                                               Corporation, LLC and its
                                                                                               affiliates (April 1995 to
                                                                                               April 1998).

Stanley D. Vyner                       Executive Vice               July 1996 - Present for    Executive Vice President of
7337 E. Doubletree Ranch Rd.           President                    ING Investment Funds,      ING Advisors, Inc. and ING
Scottsdale, Arizona 85258                                           Inc.                       Investments, LLC (July 2000 to
Born: 1950                                                                                     present) and Chief Investment
                                                                    November 1999 -            Officer of the International
                                                                    Present for ING Equity     Portfolios, ING Investments,
                                                                    Trust and ING              LLC (July 1996 to present).
                                                                    Mayflower Trust            Formerly, President and Chief
                                                                                               Executive Officer of ING
                                                                                               Investments, LLC (August 1996
                                                                                               to August 2002).

Michael J. Roland                      Executive Vice               February 2002 -            Executive Vice President,
7337 E. Doubletree Ranch Rd.           President and                Present                    Chief Financial Officer and
Scottsdale, AZ 85258                   Assistant Secretary                                     Treasurer of ING Funds
Born: 1958                                                                                     Services, LLC, ING Funds
                                       Principal Financial          June 1998 - Present        Distributor, LLC, ING
                                       Officer                      for ING Investment         Advisors, Inc., ING
                                                                    Funds, Inc.                Investments, LLC (December
                                                                                               2001 to present), Lexington
                                                                    November 1999 -            Funds Distributor, Inc.,
                                                                    Present for ING Equity     Express America T.C. Inc. and
                                                                    Trust and ING              EAMC Liquidation Corp. (since
                                                                    Mayflower Trust            December 2001). Formerly,
                                                                                               Executive Vice President,
                                       Senior Vice                  June 1998 - February       Chief Financial Officer and
                                       President                    2002 for ING               Treasurer of ING Quantitative
                                                                    Investment Funds, Inc.     Management, Inc. (December
                                                                                               2001 to October 2002); Senior
                                                                    November 1999 -            Vice President, ING Funds
                                                                    February 2002 for ING      Services, LLC, ING
                                                                    Equity Trust and ING       Investments, LLC, and ING
                                                                    Mayflower Trust            Funds Distributor, LLC (June
                                                                                               1998 to December 2001) and
                                                                                               Chief Financial Officer of
                                                                                               Endeavor Group (April 1997 to
                                                                                               June 1998).

                                                                                                           PRINCIPAL
                                                                         TERM OF OFFICE                  OCCUPATION(S)
          NAME, ADDRESS                        POSITION(S)                AND LENGTH OF                   DURING THE
             AND AGE                       HELD WITH THE TRUST           TIME SERVED(1)                 PAST FIVE YEARS
-------------------------------------  ---------------------------  -------------------------  --------------------------------
Robert S. Naka                         Senior Vice President        November 1999 -            Senior Vice President and
7337 E. Doubletree Ranch Rd.                                        Present                    Assistant Secretary of ING
Scottsdale, AZ 85258                   Assistant Secretary                                     Funds Services, LLC, ING Funds
Born: 1963                                                          July 1996 - Present for    Distributor, LLC, ING
                                       Vice President               ING Investment Funds,      Advisors, Inc., ING
                                                                    Inc.                       Investments, LLC (October 2001
                                       Assistant Vice                                          to present) and Lexington
                                       President                    November 1999 -            Funds Distributor, Inc. (since
                                                                    Present for ING Equity     December 2001). Formerly,
                                                                    Trust and ING              Senior Vice President and
                                                                    Mayflower Trust            Assistant Secretary for ING
                                                                                               Quantitative Management, Inc.
                                                                    May 1997 - November        (October 2001 to October
                                                                    1999 for ING               2002); Vice President, ING
                                                                    Investment Funds, Inc.     Investments, LLC (April 1997
                                                                                               to October 1999), ING Funds
                                                                    July 1996 - May 1997       Services, LLC (February 1997
                                                                    for ING Investment         to August 1999) and Assistant
                                                                    Funds, Inc.                Vice President, ING Funds
                                                                                               Services, LLC (August 1995 to
                                                                                               February 1997).

Kimberly A. Anderson                   Senior Vice President        November 2003 -            Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                        Present                    Secretary of ING Funds
Scottsdale, AZ 85258                                                                           Services, LLC, ING Funds
Born: 1964                             Vice President               February 2001 -            Distributor, LLC, ING
                                                                    November 2003              Advisors, Inc., ING
                                                                                               Investments, LLC (since
                                       Secretary                    February 2001 -            October 2001) and Lexington
                                                                    August 2003                Funds Distributor, Inc. (since
                                                                                               December 2001). Formerly, Vice
                                                                                               President for ING Quantitative
                                                                                               Management, Inc. (October 2001
                                                                                               to October 2002); Assistant
                                                                                               Vice President of ING Funds
                                                                                               Services, LLC (November 1999
                                                                                               to January 2001) and has held
                                                                                               various other positions with
                                                                                               ING Funds Services, LLC for
                                                                                               more than the last five years.

Robyn L. Ichilov                       Vice President               November 1997 -            Vice President of ING Funds
7337 E. Doubletree Ranch Rd.                                        Present for ING            Services, LLC (since October
Scottsdale, AZ 85258                                                Investment Funds, Inc.     2001) and ING Investments, LLC
Born: 1967                                                                                     (since August 1997);
                                                                    November 1999 -            Accounting Manager, ING
                                                                    Present for ING Equity     Investments, LLC (since
                                                                    Trust and ING              November 1995)
                                                                    Mayflower Trust

                                       Treasurer                    May 1998 - Present
                                                                    for ING Investment
                                                                    Funds, Inc.

                                                                    November 1999 -
                                                                    Present for ING Equity
                                                                    Trust and ING
                                                                    Mayflower Trust

J. David Greenwald                     Vice President               August 2003 - Present      Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                                   Compliance of ING Funds
Scottsdale, Arizona 85258                                                                      Services, LLC (May 2003 -
Born: 1957                                                                                     Present). Formerly Assistant
                                                                                               Treasurer and Director of
                                                                                               Mutual Fund Compliance and
                                                                                               Operations of American
                                                                                               Skandia, A Prudential
                                                                                               Financial Company (October
                                                                                               1996 - May 2003).

                                                                                                           PRINCIPAL
                                                                         TERM OF OFFICE                  OCCUPATION(S)
          NAME, ADDRESS                        POSITION(S)                AND LENGTH OF                   DURING THE
             AND AGE                       HELD WITH THE TRUST           TIME SERVED(1)                 PAST FIVE YEARS
-------------------------------------  ---------------------------  -------------------------  --------------------------------
Lauren D. Bensinger                    Vice President               February 2003 -            Vice President and Chief
7337 E. Doubletree Ranch Rd.                                        Present                    Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                                      Distributor, LLC. (July 1995
Born: 1954                                                                                     to Present); Vice President
                                                                                               (February 1996 to Present) and
                                                                                               Chief Compliance Officer
                                                                                               (October 2001 to Present) ING
                                                                                               Investments, LLC; Vice
                                                                                               President and Chief Compliance
                                                                                               Officer, ING Advisors, Inc.
                                                                                               (July 2000 to Present),
                                                                                               Formerly Vice President and
                                                                                               Chief Compliance Officer ING
                                                                                               Quantitative Management, Inc.
                                                                                               (July 2000 to September 2002),
                                                                                               and Vice President, ING Fund
                                                                                               Services, LLC (July 1995 to
                                                                                               Present).

Todd Modic                             Vice President               August 2003 - Present      Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                                   Reporting-Fund Accounting of
Scottsdale, AZ 85258                   Assistant Vice               August 2001 -              ING Funds Services, LLC
Born: 1967                             President                    August 2003                (September 2002 to present).
                                                                                               Formerly, Director of
                                                                                               Financial Reporting of ING
                                                                                               Investments, LLC (March 2001
                                                                                               to September 2002). Director
                                                                                               of Financial Reporting, Axient
                                                                                               Communications, Inc. (May 2000
                                                                                               to January 2001) and Director
                                                                                               of Finance, Rural/Metro
                                                                                               Corporation (March 1995 to May
                                                                                               2000).

Huey P. Falgout, Jr.                   Secretary                    August 2003 - Present      Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                                   Services (November 2002 -
Scottsdale, Arizona 85258                                                                      Present). Formerly, Associate
Born: 1963                                                                                     General Counsel of AIG
                                                                                               American General (January 1999
                                                                                               - November 2002) and Associate
                                                                                               General Counsel of Van Kampen,
                                                                                               Inc. (April 1992 - January
                                                                                               1999).

Susan P. Kinens                        Assistant Vice               February 2003 -            Assistant Vice President and
7337 E. Doubletree Ranch Rd.           President and                Present                    Assistant Secretary, ING Funds
Scottsdale, AZ 85258                   Assistant Secretary                                     Services, LLC (December 2002 -
Born: 1976                                                                                     Present); and has held various
                                                                                               other positions with ING Funds
                                                                                               Services, LLC for the last
                                                                                               five years.

Maria M. Anderson                      Assistant Vice               August 2001 - Present      Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.           President                                               Funds Services, LLC (since October
Scottsdale, AZ 85258                                                                           2001). Formerly, Manager of Fund
Born: 1958                                                                                     Accounting and Fund Compliance,
                                                                                               ING Investments, LLC
                                                                                               (September 1999 to November
                                                                                               2001); Section Manager of Fund
                                                                                               Accounting, Stein Roe Mutual
                                                                                               Funds (July 1998 to August
                                                                                               1999); and Financial Reporting
                                                                                               Analyst, Stein Roe Mutual
                                                                                               Funds (August 1997 to July
                                                                                               1998).

Theresa Kelety                         Assistant Secretary          August 2003 - Present      Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                                   (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                      Senior Associate with Shearman &
Born: 1963                                                                                     Sterling (February 2000 -
                                                                                               April 2003) and Associate with
                                                                                               Sutherland Asbill & Brennan
                                                                                               (1996 - February 2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

INTERNATIONAL EQUITY FUNDS
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
     ING Growth Fund
     ING Growth + Value Fund
     ING Growth Opportunities Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING SmallCap Opportunities Fund
     ING Small Company Fund
     ING Technology Fund
     ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING MagnaCap Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund
     ING SmallCap Value Fund
     ING MidCap Value Fund

DOMESTIC EQUITY GROWTH AND INCOME FUNDS
     ING Equity and Bond Fund
     ING Convertible Fund
     ING Real Estate Fund
     ING Balanced Fund
     ING Growth and Income Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust*
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*
     ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUND
     ING Prime Rate Trust
     ING Senior Income Fund


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

A prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Funds' proxy voting record will be available without charge on or about August 31, 2004 on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.


[ING FUNDS LOGO]
                                                             DEABCSAR1103-012904

SEMI-ANNUAL REPORT


NOVEMBER 30, 2003

CLASSES I AND Q


DOMESTIC EQUITY GROWTH FUNDS

ING GROWTH + VALUE FUND
ING GROWTH OPPORTUNITIES FUND
ING LARGECAP GROWTH FUND
ING MIDCAP OPPORTUNITIES FUND
ING SMALLCAP OPPORTUNITIES FUND
ING DISCIPLINED LARGECAP FUND

DOMESTIC EQUITY VALUE FUNDS

ING MAGNACAP FUND
ING MIDCAP VALUE FUND
ING SMALLCAP VALUE FUND

DOMESTIC EQUITY AND INCOME FUNDS

ING CONVERTIBLE FUND
ING EQUITY AND BOND FUND
ING REAL ESTATE FUND


[GRAPHIC]


[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                             1

Market Perspective                                             2

Portfolio Managers' Reports                                    4

Index Descriptions                                            28

Statements of Assets and Liabilities                          30

Statements of Operations                                      38

Statements of Changes in Net Assets                           42

Financial Highlights                                          48

Notes to Financial Statements                                 60

Portfolios of Investments                                     77

Shareholder Meeting Information                              105

Trustee and Officer Information                              106

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]

JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nevertheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds, and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading, as well as reviewing their policies and procedures in this area.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate fund trading in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

ING Funds believes that mutual funds are an important vehicle for individual investors, because mutual funds provide the opportunity for investment in professionally managed and monitored, diversified portfolios. As such, we consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
January 9, 2004

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2003

During the six months ended November 30, 2003, GLOBAL EQUITIES were strong practically across the board, after bouncing sharply from low points in March and April as major conflict in Iraq quickly ended. The Morgan Stanley Capital International ("MSCI") World Index rose 14.7% in dollars. The period started with the world's major economies still weak after recession. Some would get weaker still. But by the end, a remarkable acceleration in the U.S. had improved the outlook in that country and dragged the rest of the world into growth.

U.S. EQUITIES returned 10.8% in the six months, based on the Standard & Poor's ("S&P") 500 Index including dividends. This implied, by the end of November, a market trading at about 17.2 times 2004 estimated earnings. This is a not particularly compelling level, similar to those seen during much of the period. But what a difference six months makes. By the end of May the first quarter Gross Domestic Product ("GDP") growth, reported at just 1.4% annualized, had included corporate earnings only about 2.4% higher than in the same quarter of 2002 and declining equipment and software expenditure. But second quarter GDP growth estimates were revised up to a healthy 3.3%, with corporate profits from current production advancing 14.3%. Spending on equipment and software rose by 8.3%. Productivity growth was estimated at the excellent rate of 6.8%. Then in the last days of November, third quarter GDP growth was revised up to a remarkable 8.2% annualized. This was the best showing since the first quarter of 1984. The components of this figure were as encouraging as the total. Consumer spending rose 6.4% and while half of this could be attributed to an income tax cut enacted earlier in the year, nothing could dilute the importance of the rise in business fixed investment of 16.7% within which equipment and software purchases rose a buoyant 18.4%. Profits rose 11.8% annualized from the second quarter and fully 30% from the third quarter of 2002. The lingering concern had been the slow growth in jobs. But here too there was progress. The employment report showed that the economy had created 286,000 jobs in the three months through October, while by the end of November unemployment claims had fallen to about 350,000. Add to this continued expansion in the manufacturing and service industries, booming housing and construction and a raft of other positive statistics and it seemed clear that the U.S. economy was confidently on the move.

U.S. FIXED INCOME markets had been propelled higher in May when Federal Open Market Committee ("FOMC") Chairman Greenspan asserted that to forestall deflation, the Federal Reserve might purchase bonds. But after disappointing markets by only reducing the Fed Funds rate by 0.25% at the end of June and appearing to downplay the likelihood of bond purchases after all, bond yields soared. The ten-year Treasury yield at the end of November was 4.32%, almost exactly 1% above the starting yield on May 30. Conversely the 13-week bill rate fell by 0.18%. For the six months, according to Lehman Brothers Fixed Income Indices, U.S. Treasuries had a return of -2.9%. Corporate Investment Grade Bonds did less badly, returning -0.9%. But the high yield sector performed much better than investment grade bonds, given its closer affinity with equities. The Lehman Brothers High Yield Bond Index rose 9.5% for the six months ended November 30, 2003.

CURRENCIES were never far from the headlines during the six months, particularly the weakening dollar against the Euro. The main reasons for the Euro's strength over the last year have been the growing realization that the U.S.'s current account deficit, approximately $500 billion per annum, is unsustainable, together with the fact that other major trading partners like China and (until recently) Japan have been able to stop their currencies from rising. The Bank of Japan has spent an astonishing $162 billion in 2003 to slow the Yen's rise.

Unsurprisingly, despite presently tame inflation, the world's oldest "real" currency, GOLD, which is denominated in dollars, rose by the end of November to nearly $400 an ounce, the highest level in at least eight years.

JAPAN soared 32.6% in dollar terms in the six months to November 30, based on the MSCI Japan Index, with one third of this due to yen appreciation. By the end of the period the Japanese stock market was trading at a P/E multiple of about 20 times 2004 earnings. More and more commentators seemed willing to say that the worst was over for an economy that has been in the doldrums for more than a decade. Surprisingly good second quarter GDP growth of 3.9% annualized was followed up by growth of 2.2% in the third quarter. But this was entirely export led; domestic demand remained weak. Little wonder that the Bank of Japan has been spending so much to keep the yen from appreciating.

                          MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2003

Japan's underlying problems: chronic deflation and a banking system weak and paralyzed by a massive volume of non-performing loans have still to be solved. A nervous market fell by more than 3% in November.

EUROPEAN EX UK (UNITED KINGDOM) markets, as represented by the MSCI Europe ex UK Index, rose 17.9% in dollars during the six months ended November 30, 2003. At these levels markets trade at an undemanding 141/2 times 2004 earnings. Stagnating economies remained the problem. In early September the Eurozone reported a slight second quarter contraction in GDP, after practically no increase in the first. The European Central Bank reduced rates just once to 2%, twice the level of the accelerating U.S. The European Union's "stability pact" under which countries must keep their budget deficits to a maximum of 3% of GDP or face sanctions, was effectively abandoned in November when blatant offenders France and Germany said they would not comply. On a more positive note Germany finally found the political will to make the labor market more flexible, by reducing unemployment benefits and allowing small businesses to hire more temporary help, while France slimmed the expensive pension plan for state employees. The relief that met the region's 0.4% third quarter GDP growth was tempered by the fact that, as in Japan, the entire source of the gain was exports. Consumer spending was stagnant while business investment fell, a difficult environment for profit growth. The appeal of stocks in the Eurozone rests on their cheapness. Investors are hoping that this is based on a corporate earnings outlook that is too pessimistic.

The UK market rose 14.8% in dollars in the period under review, based on the MSCI UK Index, more than one third of this due to sterling strength. At those levels the UK market was trading at about 17.8 times 2004 earnings. As in the U.S., barely positive GDP growth in the first quarter improved to a much healthier 3.1% annualized in the third quarter. A robust service sector and a bubbling housing market were behind a fairly healthy level of domestic demand, supported by the lowest rate of unemployment in G8, just 5% by the end of November. While inflation is a very tame 1.4%, the worryingly high level of consumer indebtedness caused the Bank of England to raise short-term interest rates by 0.25% to 3.75%, making it the first of the world's major central banks to do so. This may well mark the turning point in global interest rates.

ING GROWTH + VALUE FUND                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew S. Price, CFA, and David C. Campbell, ING Investments, LLC.

GOAL: The ING Growth + Value Fund (the "Fund") seeks capital appreciation by investing in a diversified portfolio of equity securities, including common and preferred stock.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class Q shares provided a total return of 24.20% compared to the Russell MidCap Growth Index, Russell MidCap Index and Russell 2000 Index for which the total return was 20.59%, 18.96% and 24.65%, respectively.

PORTFOLIO SPECIFICS: The current management team took over investment responsibility for this Fund in June of 2003. The investment process focuses on three major elements: 1) earnings growth, 2) reasonable valuation, and 3) relative price strength. Also, for risk control, the Fund is well diversified with more than 65 names at all times, maintains a maximum position size of 3% of total Fund assets and avoids both low quality companies and stocks with a share price below $5. Investment performance over the past six months was positively influenced by both sector allocation and stock selection. The Fund's three most heavily weighted economic sectors have been technology, consumer discretionary and industrials, which have accounted for more than two-thirds of the Fund's assets. Stocks in these sectors participated in the markets' advance over the past two quarters and contributed significantly to the Fund's overall gain. The consumer discretionary and technology sector weightings were meaningfully increased over the reporting period, with new investments in those sectors including Johnson Controls, Panera Bread, Adobe Systems, Foundry Networks and Broadcom. Both the Fund's overweighted industrial and underweighted health care exposure were reduced during the period with the Flir Industries, FTI Consulting, Web MD and Medimmune positions eliminated. Overall, the primary reasons for the Fund's favorable performance versus the Russell MidCap Growth Index was good stock selection in the consumer discretionary sector, an overweighted position in the strong industrial sector and a continuing underweighted sector position in health care.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. While our investment discipline does not depend on either our economic or stock market forecast, we continue to be broadly diversified and fully invested, focusing on stocks chosen for their bottom line earnings improvement, relative price strength and reasonable valuation.

Portfolio Managers' Report                               ING GROWTH + VALUE FUND

                                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                            PERIODS ENDED NOVEMBER 30, 2003
                                                         --------------------------------------
                                                                                SINCE INCEPTION
                                                            1 YEAR                 06/05/00
                                                            ------              ---------------
               Class Q                                      26.47%                 -22.89%
               Russell MidCap Growth Index                  32.64%                  -9.24%(1)
               Russell MidCap Index                         30.63%                   3.83%(1)
               Russell 2000 Index                           36.29%                   5.43%(1)

The table above illustrates the total return of ING Growth + Value Fund against the Russell MidCap Growth Index, Russell MidCap Index and the Russell 2000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 06/01/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests.

                 See accompanying index descriptions on page 28.

ING GROWTH OPPORTUNITIES FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The Growth Opportunities Fund (the "Fund") seeks long-term growth of capital through investment in a portfolio consisting primarily of common stocks of U.S. companies that have above-average prospects for growth.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class I shares provided a total return of 17.16% compared to the Russell MidCap Growth Index, Russell MidCap Index and Russell 3000 Index for which the total return was 20.59%, 18.96% and 12.70%, respectively.

PORTFOLIO SPECIFICS: The management team focuses on three major elements in its stock selection process: 1) earnings growth, 2) reasonable valuation, and 3) relative price strength. Also, for risk control, the Fund is well diversified with more than 65 names at all times, maintains a maximum position size of 3% of total Fund assets and avoids both low quality companies and stocks with a share price below $5. Investment performance over the past six months was significantly influenced by both sector allocation and stock selection, but the portfolio's underweighted position in the sharply advancing technology sector was probably the most important reason why the Fund did not perform as well as the benchmark. The Fund's three most heavily weighted sectors have been technology, health care and consumer discretionary and have accounted for approximately two-thirds of the Fund's total assets. Stocks in these sectors all participated in the markets' advance over the reporting period and contributed heavily to the Fund's gain. Technology and consumer discretionary weightings were slightly increased in the past six months, with new investments in these stock groups including Adobe Systems, Agilent Technologies, Leapfrog Enterprises, Panera Bread and Michaels Stores. The managers have reduced exposure to both the health care and energy sectors during the most recent six-month period and while stock selection was helpful in producing recent returns, benchmark issues generally outperformed the Fund's holdings. The positions in Nabors Industries and Devon Energy were reduced, but because the entire energy sector underperformed, the overall sector exposure hindered the Fund's relative performance.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. While our investment discipline does not depend on either our economic or stock market forecast, we continue to be broadly diversified and fully invested, focusing on stocks chosen for their bottom line earnings improvement, relative price strength and reasonable valuation.

Portfolio Managers' Report                         ING GROWTH OPPORTUNITIES FUND

                                                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                     PERIODS ENDED NOVEMBER 30, 2003
                                                ---------------------------------------------------------------------------
                                                                                      SINCE INCEPTION       SINCE INCEPTION
                                                                                         OF CLASS I            OF CLASS Q
                                                1 YEAR              5 YEAR                03/31/97              06/01/00
                                                ------              ------            ---------------       ---------------
   Class I                                      18.49%              -1.17%                  3.53%                   --
   Class Q                                      18.25%                 --                     --                -21.95%
   Russell MidCap Growth Index                  32.64%               3.81%                  7.68%(2)             -9.24%
   Russell MidCap Index                         30.63%               7.82%                 10.72%(2)              3.83%
   Russell 3000 Index(1)                        18.24%               0.71%                  7.10%(2)             -5.46%

The table above illustrates the total return of ING Growth Opportunities Fund against the Russell MidCap Growth Index, Russell MidCap Index and the Russell 3000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Fund may invest in securities of large, mid- and small-capitalization companies, and the Russell 3000 Index tracks a large range of market capitalizations.

(2) Since inception performance for index is shown from 04/01/97.

The Fund may invest in securities of large, mid- and small-capitalization companies, and the Russell 3000 Index tracks a larger number of companies than the S&P 500 Index with a large range of market capitalizations.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the growth securities in which the Fund invests.

                 See accompanying index descriptions on page 28.

ING LARGECAP GROWTH FUND                              Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Effective June 2, 2003, Wellington Management Company, LLP became the Sub-Adviser. Andrew J. Shilling, CFA, Senior Vice President and Partner is the portfolio manager.

GOAL: The ING LargeCap Growth Fund (the "Fund") seeks capital appreciation by investing in equity securities of large U.S. companies.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class I shares provided a total return of 16.30% compared to the Russell 1000 Growth Index for which the total return was 12.43%.

PORTFOLIO SPECIFICS: During the six-month period ending November 30, 2003, nine of ten sectors of the Russell 1000 Growth Index (the "Index") posted positive returns. The Telecommunications Services, Materials and Information Technology sectors led the way in the Index. Earlier in the period, lower quality and/or higher market risk names attracted the most investor interest in the market. This subsequently gave way to more of a focus on valuation, late in the period. Generally stated, the outperformance of speculative shares in the market was largely driven by a shift in investor risk aversion from extreme pessimism to a more normal level.

Our investment approach is very much a "bottom-up" process; we pick stocks one at a time based on the fundamentals of each holding. We seek undervalued growth companies with sustainable growth potential as exhibited by characteristics such as competitive advantage, strong financial position, and a demonstrated management team. The Fund's industry weights are a fall-out of our "bottom-up" investment process.

Against the backdrop of continued improvement in the economic and investment spending environment, strong performance among the Fund's Financials and Information Technology holdings was a primary driver of returns during the period. Three top contributors to Fund returns were COUNTRYWIDE FINANCIAL (thrifts & mortgage finance), APPLIED MATERIALS (semiconductor equipment) and SYMANTEC (software & services). Three detractors from returns were SCHERING-PLOUGH (pharmaceuticals), INTERACTIVECORP (internet retailing), and SEAGATE TECHNOLOGY (computers & peripherals).

The Fund's out-performance versus the benchmark during the period was primarily due to strong stock selection. Stock selection was strongest within the Health Care and Financials sectors. Partially offsetting these results were weaker relative returns within the Information Technology sector, though the sector was a primary driver of absolute Fund returns, as noted above. In other words, our Information Technology sector holdings returned less than the benchmark holdings, in total. This can be attributed to our focus on finding traditional growth stocks at reasonable valuations, versus the market's relatively greater focus on higher market risk names for much of the period, as discussed above.

Sector allocation had a positive effect on the Fund's out-performance versus the benchmark. Our investment approach is based on investing in sectors that have the potential to outperform the market long-term. In keeping with this, the Fund benefited from our elimination of holdings in the Consumer Staples sector, which underperformed other sectors in the growth index.

MARKET OUTLOOK: The portfolio is well positioned to benefit from acceleration in worldwide economic growth, which we expect to see over the next twelve months. We believe the consumption environment will be sound next year, bolstered by more jobs, tax cuts and an improving net worth position of households. Our outlook for capital spending is even better. After more than two years of downsizing, corporations are faced with an aging capital stock and we expect that they will use the continued profits expansion to upgrade their investments, especially in the technology area.

Our strategy is to build a diversified portfolio on a stock-by-stock basis, identifying companies with sustainable strong revenue, earnings, and cash flow growth. Currently, this results in an overweight position in the Consumer Discretionary, Information Technology and Financials sectors. The Fund is now underweight the Industrials and Health Care sectors, while having no holdings in Consumer Staples, Energy, Materials, Telecommunications Services or
Utilities.

Portfolio Managers' Report                              ING LARGECAP GROWTH FUND

                                                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                     PERIODS ENDED NOVEMBER 30, 2003
                                                ---------------------------------------------------------------------------
                                                                                      SINCE INCEPTION       SINCE INCEPTION
                                                                                         OF CLASS I            OF CLASS Q
                                                1 YEAR              5 YEAR                01/08/02              07/21/97
                                                ------              ------            ---------------       ---------------
   Class I                                      19.89%                 --                 -10.33%                  --
   Class Q                                      19.42%              -0.50%                    --                 5.77%
   Russell 1000 Growth Index                    16.75%              -4.12%                 -5.11%(1)             0.53%(2)
   S&P 500 Index                                15.13%              -0.46%                 -2.50%(1)             3.17%(2)

The table above illustrates the total return of ING LargeCap Growth Fund against the Russell 1000 Growth Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 01/01/02.

(2) Since inception performance for index is shown from 08/01/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. The Fund invests in companies that the portfolio managers believe have the potential for rapid growth, which may give the Fund a higher risk of price volatility and less liquidity than a fund that emphasizes other styles. The Fund may invest in mid-sized companies, which may be more susceptible to price swings than larger companies. International investing does pose special risks including currency fluctuations, economical and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Exchange Traded Index Funds (ETF) present risks similar to those of an investment in the underlying securities held by the ETF. Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The use of certain derivatives may increase the volatility of the Fund.

                See accompanying index descriptions on page 28.

ING MIDCAP OPPORTUNITIES FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING MidCap Opportunities Fund (the "Fund") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class I shares provided a total return of 17.42% compared to the Russell Mid Cap Growth Index for which the total return was 20.59% and the Russell MidCap Index for which the total return was 18.96%.

PORTFOLIO SPECIFICS: The management team focuses on three major elements in its stock selection process: 1) earnings growth, 2) reasonable valuation, and 3) relative price strength. Also, for risk control, the Fund is well diversified with more than 65 names at all times, maintains a maximum position size of 3% of total portfolio assets and avoids both low quality companies and stocks with a share price below $5. Investment results during the past six months were significantly influenced by both sector allocation and stock selection, but the most important reason for not performing as well as the Russell Midcap Growth Index was the large underweighted position in Technology. The Fund's three most heavily weighted sectors have been technology, healthcare and consumer discretionary and have collectively accounted for approximately two-thirds of the total portfolio. Stocks in these sectors all participated in the markets' advance during the past two quarters and contributed heavily to the Fund's gain. Technology and consumer discretionary weightings were slightly increased over the reporting period, with new names added to the Fund including Adobe Systems, Agilent Technologies, Leapfrog Enterprises, Panera Bread and Michaels Stores. The managers have reduced exposure to the healthcare sector. Stock selection was also helpful in producing good returns, although in the aggregate, benchmark holdings outperformed the Fund's positions. The Fund's energy exposure was reduced during the most recent six-month period despite the fact that the price of oil and natural gas remained high because of the Iraqi situation. The primary reason for the underperformance of the Fund against the benchmark was mainly due to an overweight in the energy sector and an underweight in technology. Nabors Industries and Devon Energy positions were reduced, but because the entire energy sector underperformed, this reduced sector exposure helped the Fund's relative performance.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. While our investment discipline does not depend on either our economic or stock market forecast, we continue to be broadly diversified and fully invested, focusing on stocks chosen for their bottom line earnings improvement, relative price strength and reasonable valuation.

Portfolio Managers' Report                         ING MIDCAP OPPORTUNITIES FUND

                                                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                    PERIODS ENDED NOVEMBER 30, 2003
                                                ---------------------------------------------------------------------------
                                                                                      SINCE INCEPTION       SINCE INCEPTION
                                                                                        OF CLASS I            OF CLASS Q
                                                1 YEAR              5 YEAR               08/20/98              04/04/00
                                                ------              ------            ---------------       ---------------
   Class I                                      22.40%              8.45%                  8.45%                10.12%
   Class Q                                      22.49%                --                     --                -13.47%
   Russell MidCap Growth Index(1)               32.64%              3.81%                -13.15%(2)              7.84%(3)
   Russell MidCap Index                         30.63%              7.82%                  1.54%(2)             11.08%(3)

The table above illustrates the total return of ING MidCap Opportunities Fund against the Russell MidCap Growth Index and the Russell MidCap Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Fund normally invests in mid-cap companies that the portfolio managers feel have above average prospects for growth. The Russell MidCap Growth Index tracks the performance of mid-cap growth companies.

(2) Since inception performance for index is shown from 09/01/98.

(3) Since inception performance for index is shown from 04/01/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser feels have the potential for growth, which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. Securities of mid-sized companies may be more susceptible to price swings and less liquid than investments in larger companies. From time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all. The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.

                 See accompanying index descriptions on page 28.

ING SMALLCAP OPPORTUNITIES FUND                       Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Matthew Price, CFA and David Campbell, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The Small Cap Opportunities Fund (the "Fund") seeks capital appreciation through investment in a diversified portfolio consisting primarily of common stocks of smaller, lesser-known U.S. companies.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class I shares provided a total return of 30.60% compared to the Russell 2000 Growth index for which the return was 26.31%.

PORTFOLIO SPECIFICS: The management team focuses on three major elements in its stock selection process: 1) earnings growth, 2) reasonable valuation, and 3) relative price strength. Also, as risk control measures, the Fund is well diversified with more than 65 names at all times, maintains a maximum position size of 3% of total Fund assets and avoids both low quality companies and stocks with a share price below $5. Investment performance was significantly influenced by both favorable sector allocation and stock selection. The Fund's three most heavily weighted economic sectors have been technology, health care and consumer discretionary and have accounted for approximately two-thirds of the Fund's assets. Stocks in these three sectors fully participated in the markets' advance over the past two quarters and contributed heavily to the Fund's gain. While technology and health care weightings have remained relatively constant for the past six months, the managers have committed additional assets into the consumer discretionary sector. New names in this sector included Shuffle Master, Petco Animal Supplies, Panera Bread and Tractor Supply Company while existing holdings in Hot Topic, Pacific Sunwear and Yankee Candle were increased. Favorable stock selection also helped produce the recent favorable relative returns. In fact, several stocks have more than doubled in price during this period including Cognizant Technology, Kyphon, Strayer and Engineered Support Systems. The Fund's energy exposure was reduced, from an overweighted position during most of the reporting period, despite the continued high prices of oil and natural gas, which were supported by the Iraqi situation. Headwaters and Key Energy positions were sold profitably, but because the entire energy sector underperformed, reduced exposure in the energy sector slightly helped the Fund's relative performance. However, stock selection in technology, health care and consumer discretionary sectors were the main positive influences of Fund performance.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. While our investment discipline does not depend on either our economic or stock market forecast, we continue to be broadly diversified and fully invested, focusing on stocks chosen for their bottom line earnings improvement, relative price strength and reasonable valuation.

Portfolio Managers' Report                       ING SMALLCAP OPPORTUNITIES FUND

                                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                     PERIODS ENDED NOVEMBER 30, 2003
                                                             ------------------------------------------------
                                                                          SINCE INCEPTION     SINCE INCEPTION
                                                                             OF CLASS I          OF CLASS Q
                                                             1 YEAR           04/01/99            04/04/00
                                                             ------       ---------------     ---------------
                  Class I                                    26.11%            2.22%                 --
                  Class Q                                    25.89%              --              -18.26%
                  Russell 2000 Growth Index                  37.68%            1.19%             -10.55%(2)
                  Russell 2000 Index(1)                      36.29%            8.49%               1.74%(2)

The table above illustrates the total return of ING SmallCap Opportunities Fund against the Russell 2000 Growth Index and the Russell 2000 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Fund normally invests in small-cap companies that the portfolio managers feel have above average prospects for growth. The Russell 2000 Growth Index tracks the performance of small-cap growth companies.

(2) Since inception performance for index is shown from 04/01/00.

PRINCIPAL RISK FACTOR(S): While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. From time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or large company stocks or may not favor equities at all. The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999. There can be no assurance that these factors will be repeated.

                 See accompanying index descriptions on page 28.

ING DISCIPLINED LARGECAP FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Hugh T.M. Whelan, CFA, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Disciplined LargeCap Fund (the "Fund") seeks to outperform the Standard & Poor's ("S&P") 500 Index, while maintaining a market level of risk by investing at least 80% of its net assets in stocks included in the S&P 500.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class I shares provided a total return of 9.97%, compared to 10.80% for the Standard & Poor's ("S&P") 500 Index.

PORTFOLIO SPECIFICS: Our investment process is based on the historical relationship between individual stock fundamentals and relative performance. We build portfolios to increase exposure to companies with strong business momentum and high quality earnings; companies that are attractive based on valuation; and companies that are recognized in the marketplace for their attractive qualities in terms of strong relative performance and positive revisions by analysts. Conversely, we seek to minimize exposure to stocks that score poorly in these areas. Our research and historical performance show that focusing on stocks with these attractive fundamental traits has produced good relative performance over time.

However, in the first three months of the reporting period, those normally predictive fundamental qualities were not successful, contributing largely to the underperformance of the Fund. In other words, returns attributable to factors generally associated with good relative performance lagged the rate of return on the benchmark. In the second half of the period we saw the market return to rewarding strong fundamentals but not enough to compensate for the first three months. The entire six-month period was dominated by bullish investor sentiment that began in late March of 2003. Over the last six months, only September witnessed negative returns on the broad market averages. For the period, four of the seven factors in our index-relative ranking model, specifically, price momentum, change in accruals, long-term price reversal and 1-year forward relative price-earnings ratio, were successfully predictive. Within economic sectors, 6 of our 11 sector models were effective.

Underperformance during the period was due to individual security selection, especially within the financials and information technology sectors. The largest detractors from performance were our average underweights in Fleet Boston and Wells Fargo and our overweight position in Oracle. Fleet Boston's shares surged on the news of its acquisition by Banc of America. Wells Fargo's stock has done well since the company announced that the top debt rating received by its banking unit would lower the cost of its debt, thus potentially boosting the bottom line. Oracle's stock has faltered since its attempt to acquire People Soft, the outcome of which remains uncertain. The largest positive contributors to performance came from our overweights in Nextel, Staples and Avaya. Nextel and Staples had strong stock performance in the midst of positive earnings growth. Avaya's stock has done well on the expectation of improved demand for internet phone systems.

The impact of the Fund's sector allocation was negligible compared to the impact of stock selection.

MARKET OUTLOOK: The current characteristics of the Fund include slightly above-benchmark forecasted long term growth, and a one year forward price earnings ratio lower than the benchmark. This is a direct result of our use of historically predictive business momentum, valuation, and market recognition factors in our stock ranking models. We believe that the high level of volatility within the market which has weakened the link between investment fundamentals and excess returns over the last three years is abating. The portfolio is modestly overweight in the consumer discretionary and information technology sectors and underweight in the financials and healthcare sectors. However, our overall sector exposures are by design quite close to the S&P 500 so that nearly all of our relative performance is driven by individual stock selection.

Portfolio Managers' Report                         ING DISCIPLINED LARGECAP FUND

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                       PERIODS ENDED NOVEMBER 30, 2003
                                                    -------------------------------------
                                                                          SINCE INCEPTION
                                                       1 YEAR                12/30/98
                                                       ------             ---------------
                 Class I                               12.90%                 -3.02%
                 S&P 500 Index                         15.13%                 -1.60%(1)

The table above illustrates the total return of ING Disciplined LargeCap Fund against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 01/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. From time to time, the stock market may not favor the large company growth oriented securities in which the Fund invests.

                 See accompanying index descriptions on page 28.

ING MAGNACAP FUND                                     Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by William F. Coughlin, CFA, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING MagnaCap Fund ("the Fund") seeks growth of capital, with dividend income as a secondary consideration.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class Q shares provided a total return of 10.65% compared to the Russell 1000 Value Index, Russell 1000 Index and Standard & Poors Barra Value Index for which the total return was 11.15%, 11.79% and 11.34%, respectively.

PORTFOLIO SPECIFICS: The investment team focuses on high quality companies selling at low price to earnings ("P/E") multiples. The Fund is well diversified with exposure to all the major economic sectors and remains sensitive to the sector weightings of its Russell 1000 Value Index benchmark. During the first half of the fiscal year, the positive effect of emphasizing economic sectors that performed well was equally offset by the negative impact of somewhat lower total returns for the specific holdings in the Fund. The Fund's largest sector exposure was a 31.3% weighting in financial services, slightly below the 35.5% benchmark weighting. While this underweighting had only a modestly negative allocation impact on results, the disappointing performance of some holdings, in particular, Fannie Mae and Freddie Mac, had a decidedly negative overall effect. On the other hand, the most positive influence on Fund performance was a larger position in technology stocks (9.5% for the Fund compared to 6.5% for the index) combined with very strong returns on the specific stocks held over the period. The performance of the rest of the portfolio was very much in line with the benchmark, with returns from both sector allocation and stock selection very much in balance.

MARKET OUTLOOK: Recent statistics suggest that the U.S. economy is recovering from its three-year downturn even more strongly than most forecasters had anticipated. With solid gains in corporate earnings, low ongoing levels of inflation and improving consumer and investor confidence, the view of many is that the outlook for the stock market has become increasingly positive. In our opinion, however, it would be unrealistic to expect future annual gains to continue at the pace that we have seen thus far in 2003. Nevertheless, we believe our portfolio of high quality, low P/E stocks should participate in any ongoing market advance, and also serve to reasonably protect asset value in the event of a severe market correction.

Portfolio Managers' Report                                     ING MAGNACAP FUND

                                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                             PERIODS ENDED NOVEMBER 30, 2003
                                                       -----------------------------------------------
                                                                  SINCE INCEPTION      SINCE INCEPTION
                                                                     OF CLASS I          OF CLASS Q
                                                       1 YEAR         03/05/03            11/19/99
                                                       ------     ---------------      ---------------
              Class I                                  14.28%          -2.89%                --
              Class Q                                  13.97%             --              -4.75%
              Russell 1000 Value Index                 17.16%          28.96%(2)           1.24%(3)
              Russell 1000 Index                       16.94%          29.03%(2)          -4.52%(3)
              S&P Barra Value Index(1)                 17.67%          31.19%(2)          -1.15%(3)

The table above illustrates the total return of ING MagnaCap Fund against the Russell 1000 Value Index, Russell 1000 Index and the S&P Barra Value Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) The Fund invests in value securities that meet the Fund's disciplined investment criteria. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.

(2) Since inception performance for index is shown from 03/01/03.

(3) Since inception performance for index is shown from 12/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. The value of convertible or debt securities may fall when interest rates rise. From time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks, or small company stocks or may not favor equities at all.

                 See accompanying index descriptions on page 28.

ING MIDCAP VALUE FUND                                 Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Brandes Investment Partners' MidCap Investment Committee, the Sub-Adviser.

GOAL: The Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class I shares provided a total return of 23.36% compared to the Russell Midcap Value Index for which the total return was 17.83%.

PORTFOLIO SPECIFICS: The Fund's advance during the period was broad-based, with holdings in a wide range of industries registering gains. Advances for positions in the communications equipment industry -- such as Avaya (0.0% of the Fund) and Lucent Technologies (0.9%) -- made the most substantial contribution to returns.

Holdings in industries such as insurance and computers & peripherals also tended to post sharp gains. Other key contributors included positions such as RJ Reynolds (tobacco -- 2.4%), York International (building products -- 0.7%), and AMR (airlines -- 1.8%).

MARKET OUTLOOK: During the six-month period ended November 30, 2003, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of this buying and selling, many of the Fund's industry exposures shifted. For example, exposure to the insurance industry increased, while exposure to the computers & peripherals industry was eliminated. Keep in mind that the Fund's industry exposures are not the product of top-down forecasts or industry-level analysis, but merely stem from our company-by-company search for compelling investment opportunities.

Overall, we offer no predictions regarding the short-term direction of the stock market, or regarding mid-cap U.S. stocks in particular. Instead, we remain focused on purchasing mid-cap stocks at discounts to their intrinsic values and holding them until the broader market recognizes their true worth. We believe that this approach may provide patient investors with favorable returns over the long term.

Portfolio Managers' Report                                 ING MIDCAP VALUE FUND

                                                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                    PERIODS ENDED NOVEMBER 30, 2003
                                                            ------------------------------------------------
                                                                        SINCE INCEPTION      SINCE INCEPTION
                                                                          OF CLASS I           OF CLASS Q
                                                            1 YEAR         03/04/02             04/17/02
                                                            ------      ---------------      ---------------
                Class I                                       38.93%         2.40%                 --
                Class Q                                       38.44%           --                0.24%
                Russell MidCap Value Index                    29.21%         9.12%(1)            6.76%(2)

The table above illustrates the total return of ING MidCap Value Fund against the Russell MidCap Value Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 03/01/02.

(2) Since inception performance for the index is shown from 05/01/02.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of mid-sized companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the mid-cap value securities in which the Fund invests.

                 See accompanying index descriptions on page 28.

ING SMALLCAP VALUE FUND                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Brandes Investment Partners' SmallCap Investment Committee, the Sub-Adviser.

GOAL: The Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class I shares provided a total return of 36.11% compared to the Russell 200 Value Index for which the total return was 8.34%.

PORTFOLIO SPECIFICS: The Fund's advance during the period was broad-based, with holdings in a wide range of industries registering gains. Advances for positions in the textiles, apparel and luxury goods industry -- such as Vans (0.6% of the Fund) and Tommy Hilfiger (2.5%) -- made the most substantial contribution to returns.

Holdings in industries such as metals & mining and leisure equipment & products also tended to post sharp gains. On a stock-by-stock basis, gains for positions such as Gateway (computers & peripherals) and Avaya (communications equipment) had the greatest impact on performance.

MARKET OUTLOOK: During the six-month period ended November 30, 2003, we sold several positions as their market prices advanced toward our estimate of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive.

As a result of this buying and selling, many of the Fund's industry exposures shifted. For example, exposure to the food products industry increased, while exposure to the communications equipment industry was eliminated. Keep in mind that the Fund's industry exposures are not the product of top-down forecasts or industry-level analysis, but merely stem from our company-by-company search for compelling investment opportunities.

Overall, we offer no predictions regarding the short-term direction of the stock market, or regarding small-cap U.S. stocks in particular. Instead, we remain focused on purchasing small-cap stocks at discounts to their intrinsic values and holding them until the broader market recognizes their true worth.

We believe that this approach may provide patient investors with favorable returns over the long term.

Portfolio Managers' Report                               ING SMALLCAP VALUE FUND

                                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                PERIODS ENDED NOVEMBER 30, 2003
                                                          ----------------------------------------------
                                                                     SINCE INCEPTION     SINCE INCEPTION
                                                                       OF CLASS I          OF CLASS Q
                                                          1 YEAR         03/07/02           04/30/02
                                                          ------     ---------------     ---------------
                Class I                                   36.11%          13.75%               --
                Class Q                                   35.83%             --             10.37%
                Russell 200 Value Index                   17.76%           1.97%(1)          1.73%(2)

The table above illustrates the total return of ING SmallCap Value Fund against the Russell 200 Value Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 03/01/02.

(2) Since inception performance for index is shown from 05/01/02.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies. From time to time, the stock market may not favor the small-cap value securities in which the Fund invests.

                 See accompanying index descriptions on page 28.

ING CONVERTIBLE FUND                                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of investment professionals led by Anuradha Sahai, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Convertible Fund (the "Fund") seeks maximum total return which consists of capital appreciation and current income, by investing at least 80% in convertible securities.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class Q shares returned 11.44% compared to 8.36% and 8.34% for the Merrill Lynch Convertible Index and First Boston Convertible Index (the "index"), respectively.

PORTFOLIO SPECIFICS: The Fund was relatively defensively positioned versus its peer group as well as the index at the beginning of the last six months. With the shift in the market orientation, the Fund orientation also shifted from its more defensive stance. It adopted a barbell approach with some heavy weights in more defensive bond-like higher income names along with some equity sensitive names with good fundamentals. This proved successful as the Fund tended to outperform in general on both down days as well as up days versus its peer group.

As evidenced by the NASDAQ Composite Index, the technology sector was the driver of the majority of the gains in the convertible market due to its heavy weight in the index. Despite the slight underweighting of the Fund to the benchmark, the Fund handily outperformed in the sector, almost by double the return, as a result of security selection. Overweighting and security selection also aided the Fund in beating the benchmark by over eight times in the telecom sector, which provided the next best return after technology. Security selection was the major driver of performance in the industrials and consumer staples sectors as well. An overweight sensitivity in the materials and financials sector benefited the Fund also. This was somewhat offset by under performance in the consumer discretionary and media sectors, due to the underweighting in these sectors. Utilities was the only sector that hurt the Fund as a consequence of overweighting in the sector and exposure to one holding that had pronounced underperformance. Overall, security selection was the key to out-performance of the Fund versus the benchmarks as well as the peer group.

MARKET OUTLOOK: U.S. economic indicators continuing to improve, but we still believe that equity market valuations reflect over optimism about the strength of the U.S. economy. Despite the likelihood that the Federal Reserve Board will be less restrictive than feared, we think that profitability outlook for firms will only slowly improve. We would like to see a return to corporate pricing power and a continued decline in unemployment, especially after the Holiday season, before we are convinced of the strength of the turnaround. Most companies are not ready to commit to guide earnings far beyond the first quarter of 2004. As a result, we believe that we could be in for a softer first half of the year as investors realize that the economic growth may be more moderate than current expectations.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside potential. Despite the fear of higher rates, bond floors should be less affected due to improving balance sheets and lower default risk. We continue to look for companies across the spectrum that will likely benefit from a gradually recovering economy as we expect the market will reward companies that typically benefit in the recovery part of the cycle. We are looking to increase our weighting in the consumer cyclical and media sectors to participate in the upside these sectors may witness with the improving economic picture as well as from the benefit of an election year next year. A bottom up approach, which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy, continues to be the foundation for our investment decisions.

Portfolio Managers' Report                                  ING CONVERTIBLE FUND

                                                               AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                 PERIODS ENDED NOVEMBER 30, 2003
                                                             ----------------------------------------
                                                                                      SINCE INCEPTION
                                                             1 YEAR      5 YEAR          08/31/95
                                                             ------      ------       ---------------
                 Class Q                                     23.29%       9.30%          12.48%
                 Merrill Lynch Convertible Index             22.00%       8.58%           9.75%(1)
                 First Boston Convertible Index              22.60%       8.35%           9.03%(1)

The table above illustrates the total return of ING Convertible Fund against the First Boston Convertible Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. The Fund also has exposure to financial, market and interst rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susecptible to greater price volatility than larger companies.

                 See accompanying index descriptions on page 28.

ING EQUITY AND BOND FUND                              Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: The equity and bond portions of the Fund are managed by teams of investment professionals led by James A. Vail, CFA, and James Kauffmann respectively, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Equity & Bond Fund (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in both equities and debt securities.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class Q shares returned 5.32% compared to 11.34% for the Standard & Poor's (S&P) Barra Value Index, -1.04% for the Lehman Brothers Aggregate Bond Index, 10.80% for the S&P 500 Index and 6.01% for the Composite Index (60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index).

PORTFOLIO SPECIFICS: EQUITY PORTFOLIO: The market as measured by the S&P 500 gained 10.80% in the last six months as economic data indicated strong domestic growth and rising corporate profits. Moreover, this strength appears to be sustainable, making continued economic expansion a reasonable expectation for 2004. Contained in the recent data are indications that corporate and industrial spending are increasing, taking the baton from the consumer, as it were, and supporting continued growth in the gross domestic product (GDP). As the U.S. economy expands, it should provide the fuel for global economic growth and better stock markets ahead.

The Equity portfolio's out-performance was aided by holdings in the materials sector specifically, ALCOA and Freeport Copper and Gold. The growing U.S. economy and anticipation of stronger demand for basic commodities in 2004 are driving aluminum and copper prices higher. Gold prices are also up, helping drive the relative performance of Freeport. Additional contributors to good performance were Cigna in the insurance sector and Cendant in commercial services. Performance was impeded by being underweight technology and overweight energy.

PORTFOLIO SPECIFICS, FIXED INCOME PORTFOLIO: The Lehman Brothers Aggregate Bond Index posted a -1.04% of total return during the period. Despite a significant drop in interest rates following the war in Iraq, subsequent signs of renewed economic growth have pushed yields higher. Treasuries have notched a -2.91% for the last six months. Negative headlines at the agencies over the period presented investors with -0.42% of excess returns. The credit sector realized 1.82% of excess returns while mortgages notched 0.15%, commercial mortgage-backed securities printed -0.81%, and asset-backed securities hit 0.37%. Emerging markets tallied continued strong excess returns of 7.06%. But high yield trumped all sectors with 11.60% of excess returns.

Chief sources of out-performance include an overweight in longer duration and lower quality credits, which both outperformed shorter duration and high quality names. An overweight to mortgage-backed securities also boosted excess returns earlier in the period. Our short duration posture also assisted in beating the index. Exposure to both high yield and emerging markets which were strong performers over the last six months -- provided a further lift in excess returns, although our conservative high yield security selection produced total returns lower than that of the high yield index itself.

MARKET OUTLOOK, EQUITIES: The combination of low interest rates, stimulative fiscal policy, the weak U.S. dollar and recent tax cuts are clearly having a positive impact on the domestic economy. Third quarter GDP growth, which was initially reported at 7.2%, was recently revised to over 8%, the fastest in recent memory. Fourth quarter GDP growth is estimated at 4% or more. Ultimately, we believe job creation and income growth are the keys to a sustainable recovery. With this level of economic growth, jobs should be created, keeping consumer confidence and spending stable. Capital spending by businesses also appears to be emerging from its slump providing further strength to the economy. Some observers believe the markets may be ahead of themselves, but in the context of an expanding U.S. economy, corporate profitability may very well exceed expectations. We believe this is what economic, market and corporate fundamentals continue to suggest. As a result, we are encouraged by the outlook for the economy, the stock markets, and the equity portfolio.

MARKET OUTLOOK, FIXED INCOME: The near-term prospects for inflationary problems remain slight, productivity is gaining, labor costs are contained, and pricing power is still transitory. The twin deficits -- federal and current account -- will remain challenges into the near term; and we are not optimistic on the dollar.

Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. In the fixed income portfolio both the high yield and emerging market targets were increased.

Portfolio Managers' Report                              ING EQUITY AND BOND FUND

                                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                      PERIODS ENDED NOVEMBER 30, 2003
                                                                 ----------------------------------------
                                                                                          SINCE INCEPTION
                                                                 1 YEAR      5 YEAR           08/31/95
                                                                 ------      ------       ---------------
                   Class Q                                       12.46%       1.77%           7.41%
                   S&P 500 Index                                 15.13%      -0.46%           9.77%(1)
                   Lehman Brothers Aggregate Bond Index           5.18%       6.47%           7.19%(1)
                   Composite Index (60% S&P 500 Index/40%
                     Lehman Brothers Aggregate Bond Index)       11.33%       2.67%           9.11%(1)
                   S&P Barra Value Index                         17.67%       1.43%           9.27%(1)

The table above illustrates the total return of ING Equity and Bond Fund against the S&P Barra Value Index, Lehman Brothers Aggregate Bond Index, Lipper Balanced Fund Index, and the Composite Index . The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities. The Fund may invest in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. High yields reflect the higher credit risks associated with certain lower-rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. High yield securities and securities of smaller companies may be less liquid and more volatile than other investments. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company, in addition to the expenses of the Fund.

                 See accompanying index descriptions on page 28.

ING REAL ESTATE FUND                                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: T. Ritson Ferguson, CFA, Managing Director and Chief Investment Officer, Kenneth D. Campbell, Managing Director, ING Clarion Real Estate Securities, the Sub-Adviser.

GOAL: The ING Real Estate Fund (the "Fund") seeks total return through investment in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies.

PERFORMANCE: For the six-months ended November 30, 2003, the Fund's Class I shares provided a total return of 18.25% compared to the Wilshire Real Estate Securities Index which returned 18.99% for the same period.

PORTFOLIO SPECIFICS: Real estate stock performance has surprised many observers given the relatively weak fundamentals in many cities around the country (especially for office and apartment properties). We, however, believe that the strong total return performance is not inconsistent with the improving outlook for the economy and the anticipated recovery in real estate fundamentals that is likely to follow. It is also important to realize that real estate stock valuations were low by historical standards at the beginning of the year. The average real estate company's stock was trading at less than 10 times cash earnings before depreciation. Much of the price appreciation in real estate stocks this year is attributable to an expansion of the average multiple to 12 times cash earnings before depreciation which is in-line with the average multiple observed since the mid-1980's.

In an environment of low interest rates and modest expectations for returns to stocks, real estate has emerged as an increasingly popular investment for institutional and individual investors alike. Real estate in general, and real estate securities by extension, offer some of the most compelling total returns in today's market. Real estate offers a very attractive current return relative to the yields on bonds. Furthermore, real estate securities offer investors the potential for principal appreciation in a rising interest rate environment driven by improving earnings. Bonds, by contrast tend to experience price depreciation when interest rates rise. Real estate securities look interesting relative to other stock investments as well given their higher dividends and more conservative pricing as a multiple of future earnings.

MARKET OUTLOOK: We continue to be optimistic about the return potential of real estate stocks given the increasingly surprising strength of the economy. In late November, the Commerce Department raised its estimate of GDP growth during the third quarter to an astonishing 8.2%. Consumer and business confidence continues to grow as well. The Conference Board reported that its index of consumer confidence rose to 91.7, up ten points from October's level. The improving economy and rising confidence finally seems to be translating to some much needed job growth. Weekly reported initial jobless claims have been well below the 400,000 level that many consider the level of a weak economy for much of the last two months. A strengthening economy and job growth are expected to drive increased demand for real estate. Given the low levels of new construction over the last two years for most property types, we expect improved demand to lead to increasing occupancies and stable-to-increased rents next year for owners of real estate assets.

We remain constructive about the total return potential for Real Estate Investment Trusts ("REITs") next year, given the improving fundamentals for real estate and the still attractive valuations for REITs. As of November 30th, REITs were: 1) yielding 5.84% (160 basis points higher than the yield on 10-year Treasury bonds); 2) trading at a 12 multiple of forward earnings (equal to the average multiple since the mid-80's); and 3) trading at only a modest premium of 3% to our estimates of private market value (or Net Asset Value).

Portfolio Managers' Report                                  ING REAL ESTATE FUND

                                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                    PERIODS ENDED NOVEMBER 30, 2003
                                                                ---------------------------------------
                                                                                        SINCE INCEPTION
                                                                1 YEAR      5 YEAR         12/31/96
                                                                ------      ------      ---------------
                  Class I                                       32.83%      13.57%          10.12%
                  Wilshire Real Estate Security Index           34.79%      13.44%          10.15%(1)

The table above illustrates the total return of ING Real Estate Fund against the Wilshire Real Estate Security Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception for the index is shown from 01/01/97.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in real estate equities and volatility due to non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real estate. The Fund primarily invests in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. Risk of concentration - because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. These companies are sensitive to factors such as changes in real estate assets, supply and demand, and the management skill and credit worthiness of the issuer. REITs may also be affected by tax and regulatory requirements. The Fund may invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies. Securities of smaller companies trade in lower volumes and may be less liquid than securities of large, more established companies.

                 See accompanying index descriptions on page 28.

                               INDEX DESCRIPTIONS

THE DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

THE FIRST BOSTON CONVERTIBLE INDEX is an index representing the universe of convertible securities.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized index of publicly issued fixed rate U.S. government, Investment grade mortgage-backed and corporate debt securities.

THE LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100m, and at least 1 year to maturity.

THE MERRILL LYNCH CONVERTIBLE INDEX is a market capitalization-weighted index including all non-mandatory domestic corporate convertible securities with at least an overall par of $50 million market value.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

THE NASDAQ 100 FINANCIAL INDEX is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts, traded on the Nasdaq National Market System and SmallCap Market.

THE NASDAQ 100 INDEX is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

THE NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

THE RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 200 VALUE INDEX measures the performance of those Russell 200 companies with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 2000 GROWTH INDEX measures the performance of those Russell-2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index.

THE RUSSELL 3000 INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

THE RUSSELL MIDCAP GROWTH INDEX consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

THE RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

THE RUSSELL MIDCAP VALUE INDEX is an index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                               INDEX DESCRIPTIONS

THE S&P 500 FINANCIALS INDEX is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.

THE S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity, and industry group representation.

THE S&P BARRA GROWTH INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have high price-to-book ratios.

THE S&P BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

THE S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

THE WILSHIRE REAL ESTATE SECURITY INDEX measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)

                                                                 ING                     ING                   ING
                                                                GROWTH+                 GROWTH               LARGECAP
                                                                 VALUE              OPPORTUNITIES             GROWTH
                                                                 FUND                    FUND                  FUND
                                                            ---------------        ---------------        ---------------
ASSETS:
Investments in securities at value*                         $   218,197,203        $   180,652,748        $   256,784,008
Short-term investments at amortized cost                          1,682,000                790,000                     --
Cash                                                                  2,416                     --              5,407,790
Cash collateral for securities loaned                            58,996,743                     --             59,067,406
Receivables:
     Investment securities sold                                   3,091,880              4,162,542                     --
     Fund shares sold                                                21,964                 38,354              1,746,811
     Dividends and interest                                          21,228                 42,909                100,833
Prepaid expenses                                                     32,602                 29,588                 35,087
Reimbursement due from manager                                           --                     --                 50,007
                                                            ---------------        ---------------        ---------------
         Total assets                                           282,046,036            185,716,141            323,191,942
                                                            ---------------        ---------------        ---------------
LIABILITIES:
Payable for investment securities purchased                       4,514,092              3,780,200              1,080,197
Payable for fund shares redeemed                                    375,366                295,950                288,987
Payable upon return of securities loaned                         58,996,743                     --             59,067,406
Payable to custodian                                                     --                 95,735                     --
Payable to affiliates                                               403,129                269,566                318,600
Payable for trustee fees                                              4,589                  4,148                  4,177
Other accrued expenses and liabilities                              442,771                347,551                492,113
                                                            ---------------        ---------------        ---------------
         Total liabilities                                       64,736,690              4,793,150             61,251,480
                                                            ---------------        ---------------        ---------------
NET ASSETS                                                  $   217,309,346        $   180,922,991        $   261,940,462
                                                            ===============        ===============        ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                             $   686,983,420        $   600,068,138        $   624,462,186
Accumulated net investment loss                                  (2,205,069)            (1,232,981)            (1,148,134)
Accumulated net realized loss on investments                   (513,740,691)          (456,858,685)          (390,513,879)
Net unrealized appreciation of investments                       46,271,686             38,946,519             29,140,289
                                                            ---------------        ---------------        ---------------
NET ASSETS                                                  $   217,309,346        $   180,922,991        $   261,940,462
                                                            ===============        ===============        ===============
  * Cost of investment in securities                        $   171,925,517        $   141,706,229        $   227,643,719

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)
                                   (Continued)

                                                                 ING                     ING                   ING
                                                                GROWTH+                 GROWTH               LARGECAP
                                                                 VALUE              OPPORTUNITIES             GROWTH
                                                                 FUND                    FUND                  FUND
                                                            ---------------        ---------------        ---------------
CLASS A:
Net Assets                                                  $    48,362,085        $    49,166,222        $    74,202,863
Shares authorized                                                 unlimited              unlimited              unlimited
Par value                                                   $          0.01        $          0.01        $          0.00
Shares outstanding                                                4,942,681              3,766,378              4,463,853
Net asset value and redemption price per share              $          9.78        $         13.05        $         16.62
Maximum offering price per share (5.75%)(1)                 $         10.38        $         13.85        $         17.63

CLASS B:
Net Assets                                                  $   116,822,644        $    54,174,520        $   101,569,629
Shares authorized                                                 unlimited              unlimited              unlimited
Par value                                                   $          0.01        $          0.01        $          0.00
Shares outstanding                                               12,621,510              4,475,844              6,276,634
Net asset value and redemption price per share(2)           $          9.26        $         12.10        $         16.18
Maximum offering price per share                            $          9.26        $         12.10        $         16.18

CLASS C:
Net Assets                                                  $    51,878,275        $    25,186,576        $    50,869,811
Shares authorized                                                 unlimited              unlimited              unlimited
Par value                                                   $          0.01        $          0.01        $          0.00
Shares outstanding                                                5,607,185              2,077,164              3,152,622
Net asset value and redemption price per share(2)           $          9.25        $         12.13        $         16.14
Maximum offering price per share                            $          9.25        $         12.13        $         16.14

CLASS I:
Net Assets                                                              n/a        $    52,392,562        $    27,465,247
Shares authorized                                                       n/a              unlimited              unlimited
Par value                                                               n/a        $          0.01        $          0.00
Shares outstanding                                                      n/a              3,874,430              1,604,672
Net asset value and redemption price per share                          n/a        $         13.52        $         17.12
Maximum offering price per share                                        n/a        $         13.52        $         17.12

CLASS Q:
Net Assets                                                  $       246,342        $         3,111        $     7,832,912
Shares authorized                                                 unlimited              unlimited              unlimited
Par value                                                   $          0.01        $          0.01        $          0.00
Shares outstanding                                                   25,392                    240                459,859
Net asset value and redemption price per share              $          9.70        $         12.96        $         17.03
Maximum offering price per share                            $          9.70        $         12.96        $         17.03

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)

                                                                 ING                    ING                    ING
                                                                MIDCAP                SMALLCAP              DISCIPLINED
                                                             OPPORTUNITIES          OPPORTUNITIES             LARGECAP
                                                                 FUND                   FUND                   FUND
                                                            ---------------        ---------------        ---------------
ASSETS:
Investments in securities at value*                         $   177,162,450        $   301,775,001        $    82,533,364
Short-term investments at amortized cost                            679,000              7,950,000                432,000
Cash                                                                  1,007                     --                    380
Cash collateral for futures                                              --                     --                 16,000
Cash collateral for securities loaned                            47,739,843             74,561,535                544,335
Receivables:
     Investment securities sold                                   2,958,013                     --              8,281,597
     Fund shares sold                                               103,856                521,509                  3,466
     Dividends and interest                                          34,304                 19,014                142,428
     Variation margin receivable                                         --                     --                    275
Prepaid expenses                                                     22,535                 32,171                 34,787
                                                            ---------------        ---------------        ---------------
         Total assets                                           228,703,354            384,859,230             91,988,632
                                                            ---------------        ---------------        ---------------
LIABILITIES:
Payable for investment securities purchased                       3,260,125                516,046              8,474,594
Payable for fund shares redeemed                                    111,372                386,048                149,699
Payable upon return of securities loaned                         47,739,843             74,561,535                544,335
Payable to affiliates                                               301,023                499,713                110,941
Payable to custodian                                                     --                 27,148                     --
Payable for trustee fees                                              4,755                  3,068                  2,665
Other accrued expenses and liabilities                              218,008                362,355                152,124
                                                            ---------------        ---------------        ---------------
                                                                 51,635,126             76,355,913              9,434,358
                                                            ---------------        ---------------        ---------------
NET ASSETS                                                  $   177,068,228        $   308,503,317        $    82,554,274
                                                            ===============        ===============        ===============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                             $   315,542,409        $   586,260,314        $   132,956,519
Accumulated net investment loss                                  (1,392,132)            (2,684,000)              (102,410)
Accumulated net realized loss
   on investments                                              (177,112,793)          (368,454,618)           (56,534,913)
Net unrealized appreciation of investments                       40,030,744             93,381,621              6,235,078
                                                            ---------------        ---------------        ---------------
NET ASSETS                                                  $   177,068,228        $   308,503,317        $    82,554,274
                                                            ===============        ===============        ===============
  * Cost of investments in securities                       $   137,131,706        $   208,393,380        $    76,300,477

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)
                                   (Continued)

                                                                 ING                    ING                    ING
                                                                MIDCAP                SMALLCAP              DISCIPLINED
                                                             OPPORTUNITIES          OPPORTUNITIES             LARGECAP
                                                                 FUND                   FUND                   FUND
                                                            ---------------        ---------------        ---------------
CLASS A:
Net Assets                                                  $    49,810,293        $   124,779,042        $     5,713,181
Shares authorized                                                 unlimited              unlimited              unlimited
Par value                                                   $          0.01        $          0.01        $          0.01
Shares outstanding                                                4,187,879              5,271,421                684,045
Net asset value and redemption price per share              $         11.89        $         23.67        $          8.35
Maximum offering price per share (5.75%)(1)                 $         12.62        $         25.11        $          8.86

CLASS B:
Net Assets                                                  $    47,224,661        $   100,299,475        $    34,629,080
Shares authorized                                                 unlimited              unlimited              unlimited
Par value                                                   $          0.01        $          0.01        $          0.01
Shares outstanding                                                4,118,043              4,578,843              4,293,396
Net asset value and redemption price per share(2)           $         11.47        $         21.90        $          8.07
Maximum offering price per share                            $         11.47        $         21.90        $          8.07

CLASS C:
Net Assets                                                  $    73,547,411        $    71,119,330        $    20,707,737
Shares authorized                                                 unlimited              unlimited              unlimited
Par value                                                   $          0.01        $          0.01        $          0.01
Shares outstanding                                                6,444,787              3,253,435              2,567,246
Net asset value and redemption price per share(2)           $         11.41        $         21.86        $          8.07
Maximum offering price per share                            $         11.41        $         21.86        $          8.07

CLASS I:
Net Assets                                                  $     1,600,415        $    11,512,331        $    21,504,276
Shares authorized                                                 unlimited              unlimited              unlimited
Par value                                                   $          0.01        $          0.01        $          0.01
Shares outstanding                                                  131,892                482,470              2,532,248
Net asset value and redemption price per share              $         12.13        $         23.86        $          8.49
Maximum offering price per share                            $         12.13        $         23.86        $          8.49

CLASS Q:
Net Assets                                                  $     4,885,448        $       793,139                    n/a
Shares authorized                                                 unlimited              unlimited                    n/a
Par value                                                   $          0.01        $          0.01                    n/a
Shares outstanding                                                  407,820                 33,360                    n/a
Net asset value and redemption price per share              $         11.98        $         23.78                    n/a
Maximum offering price per share                            $         11.98        $         23.78                    n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)

                                                                                         ING                    ING
                                                                 ING                    MIDCAP                SMALLCAP
                                                               MAGNACAP                 VALUE                  VALUE
                                                                 FUND                    FUND                   FUND
                                                            ---------------        ---------------        ---------------
ASSETS:
Investments in securities at value*                         $   376,454,952        $    60,605,364        $    46,253,503
Short-term investments at amortized cost                          4,145,000                     --                     --
Cash                                                                     --              4,045,107              2,299,164
Cash collateral for securities loaned                            69,837,027             10,703,414              7,076,010
Receivables:
     Investment securities sold                                          --                508,146                     --
     Fund shares sold                                                28,438              1,163,914                998,631
     Dividends and interest                                         944,840                 69,393                 37,684
Prepaid expenses                                                     62,074                 17,260                 18,334
Reimbursement due from manager                                          284                     12                    678
                                                            ---------------        ---------------        ---------------
         Total assets                                           451,472,615             77,112,610             56,684,004
                                                            ---------------        ---------------        ---------------
LIABILITIES:
Payable for investment securities purchased                              --              2,184,269                212,969
Payable for fund shares redeemed                                  1,172,104                122,786                 49,260
Payable upon return of securities loaned                         69,837,027             10,703,414              7,076,010
Payable to affiliates                                               375,944                 87,274                 67,560
Payable to custodian                                                  1,909                     --                     --
Payable for trustee fees                                             61,021                  1,542                  1,264
Other accrued expenses and liabilities                              643,822                 83,140                 77,302
                                                            ---------------        ---------------        ---------------
         Total liabilities                                       72,091,827             13,182,425              7,484,365
                                                            ---------------        ---------------        ---------------
NET ASSETS                                                  $   379,380,788        $    63,930,185        $    49,199,639
                                                            ===============        ===============        ===============
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                                             $   423,495,452        $    64,311,319        $    45,281,512
Accumulated net investment loss                                    (443,612)              (207,761)              (288,888)
Accumulated net realized gain (loss) on investments             (73,301,299)              (415,158)             1,219,291
Net unrealized appreciation of investments                       29,630,247                241,785              2,987,724
                                                            ---------------        ---------------        ---------------
NET ASSETS                                                  $   379,380,788        $    63,930,185        $    49,199,639
                                                            ===============        ===============        ===============
  *Cost of investments in securities                        $   346,824,705        $    60,363,579        $    43,265,779

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)
                                   (Continued)

                                                                                         ING                    ING
                                                                 ING                    MIDCAP                SMALLCAP
                                                               MAGNACAP                 VALUE                  VALUE
                                                                 FUND                    FUND                   FUND
                                                            ---------------        ---------------        ---------------
CLASS A:
Net Assets                                                  $   306,287,493        $    26,360,586        $    19,276,182
Shares authorized                                                80,000,000              unlimited              unlimited
Par value                                                   $          0.00        $         0.001        $         0.001
Shares outstanding                                               31,738,577              2,562,693              1,631,024
Net asset value and redemption price per share              $          9.65        $         10.29        $         11.82
Maximum offering price per share (5.75%)(1)                 $         10.24        $         10.92        $         12.54

CLASS B:
Net Assets                                                  $    55,652,527        $    19,922,875        $    13,106,228
Shares authorized                                                80,000,000              unlimited              unlimited
Par value                                                   $          0.00        $         0.001        $         0.001
Shares outstanding                                                5,965,775              1,950,304              1,119,167
Net asset value and redemption price per share(2)           $          9.33        $         10.22        $         11.71
Maximum offering price per share                            $          9.33        $         10.22        $         11.71

CLASS C:
Net Assets                                                  $    11,421,652        $    17,043,176        $    16,437,447
Shares authorized                                                20,000,000              unlimited              unlimited
Par value                                                   $          0.00        $         0.001        $         0.001
Shares outstanding                                                1,223,463              1,668,338              1,404,824
Net asset value and redemption price per share(2)           $          9.34        $         10.22        $         11.70
Maximum offering price per share                            $          9.34        $         10.22        $         11.70

CLASS I:
Net Assets                                                  $         7,585        $       585,968        $       378,950
Shares authorized                                                50,000,000              unlimited              unlimited
Par value                                                   $          0.00        $         0.001        $         0.001
Shares outstanding                                                      788                 56,637                 31,960
Net asset value and redemption price per share              $          9.63        $         10.35        $         11.86
Maximum offering price per share                            $          9.63        $         10.35        $         11.86

CLASS M:
Net Assets                                                  $     6,003,237                    n/a                    n/a
Shares authorized                                                 5,000,000                    n/a                    n/a
Par value                                                   $          0.00                    n/a                    n/a
Shares outstanding                                                  628,209                    n/a                    n/a
Net asset value and redemption price per share(3)           $          9.56                    n/a                    n/a
Maximum offering price per share                            $          9.91                    n/a                    n/a

CLASS Q:
Net Assets                                                  $         8,294        $        17,580        $           832
Shares authorized                                                20,000,000              unlimited              unlimited
Par value                                                   $          0.00        $         0.001        $         0.001
Shares outstanding                                                      855                  1,707                     69
Net asset value and redemption price per share              $          9.70        $         10.30        $         11.97
Maximum offering price per share                            $          9.70        $         10.30        $         11.97

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)

                                                                                         ING                    ING
                                                                 ING                  EQUITY AND                REAL
                                                              CONVERTIBLE                BOND                  ESTATE
                                                                 FUND                    FUND                   FUND
                                                            ---------------        ---------------        ---------------
ASSETS:
Investments in securities at value*                         $   214,334,330        $    73,847,429        $   163,692,001
Short-term investments at amortized cost                            184,000              5,907,000                     --
Cash                                                                    855                 24,264              1,710,403
Cash collateral for futures                                              --                  3,000                     --
Cash collateral for securities loaned                            56,440,813                     --              2,353,876
Receivables:
     Investment securities sold                                     501,025                402,345                     --
     Fund shares sold                                               168,217                    290                 26,565
     Dividends and interest                                       1,198,224                307,609                739,817
     Variation margin receivable                                         --                  6,937                     --
Other assets                                                             --                 13,000                     --
Prepaid expenses                                                     35,209                 24,342                 36,031
Reimbursement due from manager                                           --                  4,281                 15,199
                                                            ---------------        ---------------        ---------------
         Total assets                                           272,862,673             80,540,497            168,573,892
                                                            ---------------        ---------------        ---------------
LIABILITIES:
Securities sold short                                                    --                 13,650                     --
Payable for investment securities purchased                         490,000              7,915,227                     --
Payable for fund shares redeemed                                    271,822                121,377                 54,529
Payable upon return of securities loaned                         56,440,813                     --              2,353,876
Payable to affiliates                                               288,167                 89,131                111,369
Payable for trustee fees                                              9,355                    988                  4,499
Other accrued expenses and liabilities                              280,355                147,032                169,354
                                                            ---------------        ---------------        ---------------
         Total liabilities                                       57,780,512              8,287,405              2,693,627
                                                            ---------------        ---------------        ---------------
NET ASSETS                                                  $   215,082,161        $    72,253,092        $   165,880,265
                                                            ===============        ===============        ===============

NET ASSETS WERE COMPRISED OF:
Paid-in Capital                                             $   283,323,598        $    87,087,125        $   134,104,883
Undistributed net investment income
   (accumulated net investment loss)                              1,598,987               (138,282)               990,279
Accumulated net realized loss on investments                    (88,572,366)           (18,248,444)              (654,196)
Net unrealized appreciation of investments                       18,731,942              3,552,693             31,439,299
                                                            ---------------        ---------------        ---------------
NET ASSETS                                                  $   215,082,161        $    72,253,092        $   165,880,265
                                                            ===============        ===============        ===============
  * Cost of investment in securities                        $   195,602,388        $    70,298,312        $   132,518,779

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2003 (Unaudited)
                                   (Continued)

                                                                                         ING                    ING
                                                                 ING                  EQUITY AND                REAL
                                                              CONVERTIBLE                BOND                  ESTATE
                                                                 FUND                    FUND                   FUND
                                                            ---------------        ---------------        ---------------
CLASS A:
Net Assets                                                  $    61,767,221        $    37,400,634        $     6,146,238
Shares authorized                                                 unlimited              unlimited              unlimited
Par Value                                                   $          0.00        $          0.00        $          0.00
Shares outstanding                                                3,463,475              3,080,255                506,153
Net asset value and redemption price per share              $         17.83        $         12.14        $         12.14
Maximum offering price per share (5.75%)(1)                 $         18.92        $         12.88        $         12.88

CLASS B:
Net Assets                                                  $    76,760,391        $    20,325,737        $       863,352
Shares authorized                                                 unlimited              unlimited              unlimited
Par Value                                                   $          0.00        $          0.00        $          0.00
Shares outstanding                                                3,923,324              1,554,515                 70,896
Net asset value and redemption price per share(2)           $         19.57        $         13.08        $         12.18
Maximum offering price per share                            $         19.57        $         13.08        $         12.18

CLASS C:
Net Assets                                                  $    72,767,229        $    14,193,010        $     2,250,418
Shares authorized                                                 unlimited              unlimited              unlimited
Par Value                                                   $          0.00        $          0.00        $          0.00
Shares outstanding                                                3,984,445              1,224,186                180,371
Net asset value and redemption price per share(2)           $         18.26        $         11.59        $         12.48
Maximum offering price per share                            $         18.26        $         11.59        $         12.48

CLASS Q:
Net Assets                                                  $     3,787,320        $       333,711                    n/a
Shares authorized                                                 unlimited              unlimited                    n/a
Par Value                                                   $          0.00        $          0.00                    n/a
Shares outstanding                                                  218,562                 27,689                    n/a
Net asset value and redemption price per share              $         17.33        $         12.05                    n/a
Maximum offering price per share                            $         17.33        $         12.05                    n/a

CLASS I:
Net Assets                                                              n/a                    n/a        $   156,620,257
Shares authorized                                                       n/a                    n/a              unlimited
Par Value                                                               n/a                    n/a        $          0.00
Shares outstanding                                                      n/a                    n/a             12,407,295
Net asset value and redemption price per share                          n/a                    n/a        $         12.62
Maximum offering price per share                                        n/a                    n/a        $         12.62

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2003 (Unaudited)

                                                                 ING                    ING                  ING
                                                               GROWTH +                GROWTH              LARGECAP
                                                                VALUE               OPPORTUNITIES           GROWTH
                                                                 FUND                  FUND(1)               FUND
                                                            ---------------        ---------------        ---------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                            $       313,932        $       480,770        $       718,103
Interest                                                             18,365                 11,694                  2,452
Securities loaned income                                              4,403                     --                  3,534
                                                            ---------------        ---------------        ---------------
     Total investment income                                        336,700                492,464                724,089
                                                            ---------------        ---------------        ---------------
EXPENSES:
Investment management fees                                        1,040,823                819,297                804,999
Distribution and service fees:
     Class A                                                         70,613                 72,389                101,320
     Class B                                                        552,250                258,636                420,220
     Class C                                                        252,090                122,281                202,677
     Class Q                                                            276                      4                  9,372
     Class T                                                             --                    587                     --
Transfer agent fees:
     Class A                                                         32,151                 27,750                110,162
     Class B                                                         75,361                 35,155                155,037
     Class C                                                         34,435                 16,612                 74,625
     Class I                                                             --                  1,677                 19,521
     Class Q                                                            113                     --                  5,675
     Class T                                                             --                     93                     --
Administrative service fees                                         260,821                194,167                107,332
Shareholder reporting expense                                       145,603                 97,241                131,129
Registration fees                                                    27,658                 31,193                 38,945
Professional fees                                                    18,526                 16,175                 17,313
Custody and accounting fees                                          17,871                 19,464                 18,674
Trustee fees                                                          6,405                  5,124                  4,758
Insurance expense                                                     2,663                  2,064                  2,052
Miscellaneous expense                                                 4,110                  5,536                  5,675
                                                            ---------------        ---------------        ---------------
     Total expenses                                               2,541,769              1,725,445              2,229,486
                                                            ---------------        ---------------        ---------------
Less:
     Net waived and reimbursed fees                                      --                     --                357,263
                                                            ---------------        ---------------        ---------------
     Net expenses                                                 2,541,769              1,725,445              1,872,223
                                                            ---------------        ---------------        ---------------
Net investment loss                                              (2,205,069)            (1,232,981)            (1,148,134)
                                                            ---------------        ---------------        ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                 26,797,490             12,470,166             36,379,053
Net change in unrealized appreciation (depreciation)
    of investments                                               20,138,742             15,737,281             (3,522,922)
                                                            ---------------        ---------------        ---------------
Net realized and unrealized gain on investments                  46,936,232             28,207,447             32,856,131
                                                            ---------------        ---------------        ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    44,731,163        $    26,974,466        $    31,707,997
                                                            ===============        ===============        ===============
  * Foreign taxes                                           $            --        $         1,304        $         1,224

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this Fund.

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2003 (Unaudited)

                                                                 ING                    ING                     ING
                                                                MIDCAP                SMALLCAP              DISCIPLINED
                                                             OPPORTUNITIES          OPPORTUNITIES            LARGECAP
                                                                 FUND                   FUND                    FUND
                                                            ---------------        ---------------        ---------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                            $       264,008        $       388,889        $       694,079
Interest                                                             15,581                 23,493                  2,790
Securities loaned income                                              4,157                 23,831                     --
Other                                                                    --                 10,634                     --
                                                            ---------------        ---------------        ---------------
     Total investment income                                        283,746                446,847                696,869
                                                            ---------------        ---------------        ---------------
EXPENSES:
Investment management fees                                          865,003              1,416,890                290,040
Distribution and service fees:
     Class A                                                         69,580                171,253                  9,536
     Class B                                                        220,544                460,443                174,067
     Class C                                                        349,122                333,043                105,838
     Class Q                                                          5,786                  1,015                     --
     Class T                                                             --                     92                     --
Transfer agent fees:
     Class A                                                         33,240                 89,684                  4,165
     Class B                                                         31,590                 72,322                 22,803
     Class C                                                         49,930                 52,349                 13,864
     Class I                                                             80                    828                    309
     Class Q                                                             46                     72                     --
     Class T                                                             --                     14                     --
Administrative service fees                                         160,255                296,960                 64,858
Shareholder reporting expense                                        56,200                111,405                 38,765
Registration fees                                                    38,730                 45,363                 30,117
Professional fees                                                    10,689                 23,961                  8,815
Custody and accounting fees                                          10,651                 27,172                 29,032
Trustee fees                                                          4,758                  8,418                  2,928
Insurance expense                                                     1,960                  3,317                    861
Miscellaneous expense                                                 9,388                 16,246                  3,281
                                                            ---------------        ---------------        ---------------
     Total expenses                                               1,917,552              3,130,847                799,279
                                                            ---------------        ---------------        ---------------
Less:
     Net waived and reimbursed fees                                 241,674                     --                     --
                                                            ---------------        ---------------        ---------------
     Net expenses                                                 1,675,878              3,130,847                799,279
                                                            ---------------        ---------------        ---------------
Net investment income (loss)                                     (1,392,132)            (2,684,000)              (102,410)
                                                            ---------------        ---------------        ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain on:
     Investments                                                  6,670,678             24,630,767              2,885,038
     Futures contracts                                                   --                     --                 50,566
                                                            ---------------        ---------------        ---------------
     Net realized gain on investments and
         futures contracts                                        6,670,678             24,630,767              2,935,604
                                                            ---------------        ---------------        ---------------
Net change in unrealized appreciation
     (depreciation) of investments and futures                   21,978,925             52,223,815              4,729,495
                                                            ---------------        ---------------        ---------------
     Net realized and unrealized gain on investments
         and futures contracts                                   28,649,603             76,854,582              7,665,099
                                                            ---------------        ---------------        ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    27,257,471        $    74,170,582        $     7,562,689
                                                            ===============        ===============        ===============

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2003 (Unaudited)

                                                                                        ING                    ING
                                                                 ING                   MIDCAP                SMALLCAP
                                                               MAGNACAP                VALUE                  VALUE
                                                                 FUND                   FUND                   FUND
                                                            ---------------        ---------------        ---------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                            $     2,971,732        $       336,463        $       161,487
Interest                                                             11,206                    374                     64
Securities loaned income                                              3,367                  2,920                  4,300
Other                                                                   517                     --                     --
                                                            ---------------        ---------------        ---------------
     Total investment income                                      2,986,822                339,757                165,851
                                                            ---------------        ---------------        ---------------
EXPENSES:
Investment management fees                                          957,050                236,989                192,969
Distribution and service fees:
     Class A                                                        264,143                 23,820                 18,355
     Class B                                                        255,051                 75,455                 51,723
     Class C                                                         44,477                 64,240                 66,324
     Class M                                                         24,507                     --                     --
     Class Q                                                          6,363                     20                      1
Transfer agent fees:
     Class A                                                        174,334                 21,426                 16,455
     Class B                                                         50,499                 16,962                 11,607
     Class C                                                          8,806                 14,401                 14,842
     Class I                                                             --                     35                     21
     Class M                                                          6,470                     --                     --
     Class Q                                                             26                     --                     --
Administrative service fees                                           7,137                 23,698                 19,297
Shareholder reporting expense                                        91,496                  8,173                  7,320
Registration fees                                                    32,261                 33,665                 28,297
Professional fees                                                    20,929                  2,997                  3,459
Custody and accounting fees                                          23,968                  4,890                  3,660
Trustee fees                                                          6,405                    549                    915
Insurance expense                                                     2,121                    353                    247
Miscellaneous expense                                                44,786                    777                  1,190
                                                            ---------------        ---------------        ---------------
     Total expenses                                               2,020,829                528,450                436,682
                                                            ---------------        ---------------        ---------------
Less:
     Net waived and reimbursed fees                                      --                 10,265                 11,276
                                                            ---------------        ---------------        ---------------
     Net expenses                                                 2,020,829                518,185                425,406
                                                            ---------------        ---------------        ---------------
Net investment income (loss)                                        965,993               (178,428)              (259,555)
                                                            ---------------        ---------------        ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                  2,441,028              2,169,884              4,849,765
Net change in unrealized appreciation of investments             29,639,830              7,740,896              6,386,401
                                                            ---------------        ---------------        ---------------
Net realized and unrealized gain on investments                  32,080,858              9,910,780             11,236,166
                                                            ---------------        ---------------        ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    33,046,851        $     9,732,352        $    10,976,611
                                                            ===============        ===============        ===============
  * Foreign taxes                                           $        21,116        $            --        $            --

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2003 (Unaudited)

                                                                                        ING
                                                                 ING                 EQUITY AND                ING
                                                              CONVERTIBLE               BOND                REAL ESTATE
                                                                 FUND                  FUND(1)                 FUND
                                                            ---------------        ---------------        ---------------
INVESTMENT INCOME:
Dividends                                                   $       929,218        $       371,942        $     4,831,300
Interest                                                          2,657,608                727,600                  1,381
Securities loaned income                                             15,801                     --                     41
                                                            ---------------        ---------------        ---------------
     Total investment income                                      3,602,627              1,099,542              4,832,722
                                                            ---------------        ---------------        ---------------
EXPENSES:
Investment management fees                                          755,093                270,437                525,060
Distribution and service fees:
     Class A                                                         97,760                 62,867                  4,531
     Class B                                                        365,992                108,517                  1,736
     Class C                                                        342,572                 70,628                  6,555
     Class Q                                                          5,612                    386                     --
     Class T                                                             --                    135                     --
Transfer agent fees:
     Class A                                                         56,972                 30,795                  5,227
     Class B                                                         74,049                 18,427                    488
     Class C                                                         69,527                 12,017                  1,911
     Class I                                                             --                     --                108,985
     Class Q                                                          1,110                    302                  1,139
     Class T                                                             --                     32                     --
Administrative service fees                                         100,677                 36,058                 75,007
Shareholder reporting expense                                        67,710                 44,886                  9,153
Registration fees                                                    18,863                 32,611                 28,060
Professional fees                                                    14,806                 18,227                 15,166
Custody and accounting fees                                          23,106                 18,300                 13,029
Trustee fees                                                          4,758                  2,196                  3,242
Insurance expense                                                     1,937                    907                     --
Offering expense                                                         --                     --                 53,425
Miscellaneous expense                                                 4,100                  2,232                  7,310
                                                            ---------------        ---------------        ---------------
     Total expenses                                               2,004,644                729,960                860,024
                                                            ---------------        ---------------        ---------------
Less:
     Net waived and reimbursed fees                                      --                 44,790                 93,322
                                                            ---------------        ---------------        ---------------
     Net expenses                                                 2,004,644                685,170                766,702
                                                            ---------------        ---------------        ---------------
Net investment income (loss)                                      1,597,983                414,372              4,066,020
                                                            ---------------        ---------------        ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, FOREIGN CURRENCIES AND
     FUTURES CONTRACTS:
Net realized gain (loss) on:
     Investments                                                 10,842,481             (3,787,898)             8,309,338
     Foreign currencies                                              20,178                 12,662                     --
                                                            ---------------        ---------------        ---------------
     Net realized gain (loss) on investments
         and foreign currencies                                  10,862,659             (3,775,236)             8,309,338
                                                            ---------------        ---------------        ---------------
Net change in unrealized appreciation
     (depreciation) on investments, foreign currencies
     and futures contracts                                        9,065,929              6,961,526             12,853,556
                                                            ---------------        ---------------        ---------------
     Net realized and unrealized gain on investments
         and foreign currencies and futures contracts            19,928,588              3,186,290             21,162,894
                                                            ---------------        ---------------        ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    21,526,571        $     3,600,662        $    25,228,914
                                                            ===============        ===============        ===============

----------
(1) Effective June 2, 2003, Class "T" shares converted into the corresponding Class "A" shares within this fund.

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                ING GROWTH + VALUE FUND           ING GROWTH OPPORTUNITIES FUND
                                                          ----------------------------------    ----------------------------------
                                                            SIX MONTHS             YEAR           SIX MONTHS            YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                            NOVEMBER 30,          MAY 31,         NOVEMBER 30,         MAY 31,
                                                               2003                2003               2003              2003
                                                          ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                                       $    (2,205,069)   $    (4,743,710)   $    (1,232,981)   $    (3,315,002)
Net realized gain (loss) on investments                        26,797,490        (96,541,901)        12,470,166        (55,971,035)
Net change in unrealized appreciation
  of investments                                               20,138,742         21,655,719         15,737,281          7,993,868
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
  from operations                                              44,731,163        (79,629,892)        26,974,466        (51,292,169)
                                                          ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               11,669,506         22,504,824         15,722,902         14,322,951
Cost of shares redeemed                                       (45,475,916)      (111,119,568)       (38,603,520)       (79,882,586)
                                                          ---------------    ---------------    ---------------    ---------------
Net decrease in net assets resulting from
   capital share transactions                                 (33,806,410)       (88,614,744)       (22,880,618)       (65,559,635)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                          10,924,753       (168,244,636)         4,093,848       (116,851,804)

NET ASSETS:
Beginning of period                                           206,384,593        374,629,229        176,829,143        293,680,947
                                                          ---------------    ---------------    ---------------    ---------------
End of period                                             $   217,309,346    $   206,384,593    $   180,922,991    $   176,829,143
                                                          ===============    ===============    ===============    ===============
Accumulated net investment loss at end of period          $    (2,205,069)   $            --    $    (1,232,981)   $            --
                                                          ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                              ING LARGECAP GROWTH FUND             ING MIDCAP OPPORTUNITIES FUND
                                                          ----------------------------------    ----------------------------------
                                                            SIX MONTHS             YEAR           SIX MONTHS            YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                            NOVEMBER 30,          MAY 31,         NOVEMBER 30,         MAY 31,
                                                               2003                2003               2003              2003
                                                          ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                                       $    (1,148,134)   $    (2,412,261)   $    (1,392,132)   $    (2,858,315)
Net realized gain (loss) on investments                        36,379,053        (67,406,141)         6,670,678        (35,686,206)
Net change in unrealized appreciation (depreciation)
  of investments                                               (3,522,922)        27,230,077         21,978,925          3,498,927
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations                                                   31,707,997        (42,588,325)        27,257,471        (35,045,594)
                                                          ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               86,443,482         37,811,932         14,546,813         19,074,655
Cost of shares redeemed                                       (29,575,547)      (101,232,282)       (35,388,499)       (98,427,376)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                   56,867,935        (63,420,350)       (20,841,686)       (79,352,721)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                          88,575,932       (106,008,675)         6,415,785       (114,398,315)

NET ASSETS:
Beginning of period                                           173,364,530        279,373,205        170,652,443        285,050,758
                                                          ---------------    ---------------    ---------------    ---------------
End of period                                             $   261,940,462    $   173,364,530    $   177,068,228    $   170,652,443
                                                          ===============    ===============    ===============    ===============
Accumulated net investment loss at end of period          $    (1,148,134)   $            --    $    (1,392,132)   $            --
                                                          ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                           ING SMALLCAP OPPORTUNITIES FUND         ING DISCIPLINED LARGECAP FUND
                                                          ----------------------------------    ----------------------------------
                                                            SIX MONTHS             YEAR           SIX MONTHS            YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                            NOVEMBER 30,          MAY 31,         NOVEMBER 30,         MAY 31,
                                                               2003                2003               2003              2003
                                                          ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                                       $    (2,684,000)   $    (6,705,515)   $      (102,410)   $      (113,825)
Net realized gain (loss) on investments                        24,630,767       (136,228,953)         2,935,604        (18,751,052)
Net change in unrealized appreciation of investments           52,223,815         23,893,365          4,729,495          4,799,759
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations                                                   74,170,582       (119,041,103)         7,562,689        (14,065,118)
                                                          ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               31,904,431         64,613,733          1,986,085         10,784,368
Cost of shares redeemed                                       (76,206,193)      (144,373,057)        (9,584,920)       (35,260,799)
                                                          ---------------    ---------------    ---------------    ---------------
Net decrease in net assets resulting from
  capital share transactions                                  (44,301,762)       (79,759,324)        (7,598,835)       (24,476,431)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                          29,868,820       (198,800,427)           (36,146)       (38,541,549)

NET ASSETS:
Beginning of period                                           278,634,497        477,434,924         82,590,420        121,131,969
                                                          ---------------    ---------------    ---------------    ---------------
End of period                                             $   308,503,317    $   278,634,497    $    82,554,274    $    82,590,420
                                                          ===============    ===============    ===============    ===============
Accumulated net investment loss at end of period          $    (2,684,000)   $            --    $      (102,410)   $            --
                                                          ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                                  ING MAGNACAP FUND                   ING MIDCAP VALUE FUND
                                                          ----------------------------------    ----------------------------------
                                                            SIX MONTHS             YEAR           SIX MONTHS            YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                            NOVEMBER 30,          MAY 31,         NOVEMBER 30,         MAY 31,
                                                               2003                2003               2003              2003
                                                          ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment income (loss)                              $       965,993    $     1,260,957    $      (178,428)   $      (167,900)
Net realized gain (loss) on investments                         2,441,028        (73,313,713)         2,169,884         (2,585,042)
Net change in unrealized appreciation (depreciation)
  of investments                                               29,639,830         28,047,677          7,740,896         (7,038,519)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
  from operations                                              33,046,851        (44,005,079)         9,732,352         (9,791,461)
                                                          ---------------    ---------------    ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A                                                      (2,057,070)          (541,544)                --            (66,920)
  Class B                                                              --                 --                 --            (10,431)
  Class C                                                              --                 --                 --             (8,620)
  Class I                                                            (103)                --                 --             (1,546)
  Class M                                                          (4,890)                --                 --                 --
  Class Q                                                         (42,794)           (37,713)                --               (105)
Net realized gains:
  Class A                                                              --                 --                 --           (197,711)
  Class B                                                              --                 --                 --           (153,548)
  Class C                                                              --                 --                 --           (125,926)
  Class I                                                              --                 --                 --             (2,253)
  Class Q                                                              --                 --                 --               (180)
                                                          ---------------    ---------------    ---------------    ---------------
Total distributions                                            (2,104,857)          (579,257)                --           (567,240)
                                                          ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                9,985,775         19,818,980         20,782,333         20,390,316
Net proceeds from shares issued in merger                     137,589,132                 --                 --                 --
Dividends reinvested                                            1,816,429            509,567                 --            452,894
                                                          ---------------    ---------------    ---------------    ---------------
                                                              149,391,336         20,328,547         20,782,333         20,843,210
Cost of shares redeemed                                       (31,706,330)       (66,540,583)        (6,061,371)       (17,802,172)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                  117,685,006        (46,212,036)        14,720,962          3,041,038
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                         148,627,000        (90,796,372)        24,453,314         (7,317,663)

NET ASSETS:
Beginning of period                                           230,753,788        321,550,160         39,476,871         46,794,534
                                                          ---------------    ---------------    ---------------    ---------------
End of period                                             $   379,380,788    $   230,753,788    $    63,930,185    $    39,476,871
                                                          ===============    ===============    ===============    ===============
Undistributed net investment income (accumulated
  net investment loss) at end of period                   $      (443,612)   $       695,252    $      (207,761)   $       (29,333)
                                                          ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                               ING SMALLCAP VALUE FUND                 ING CONVERTIBLE FUND
                                                          ----------------------------------    ----------------------------------
                                                            SIX MONTHS             YEAR           SIX MONTHS            YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                            NOVEMBER 30,          MAY 31,         NOVEMBER 30,         MAY 31,
                                                               2003                2003               2003              2003
                                                          ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment gain (loss)                                $      (259,555)   $      (290,497)   $     1,597,983    $     4,069,736
Net realized gain (loss) on investments                         4,849,765           (808,791)        10,862,659         (1,549,700)
Net change in unrealized appreciation (depreciation)
  of investments                                                6,386,401         (3,280,630)         9,065,929          8,112,313
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  operations                                                   10,976,611         (4,379,918)        21,526,571         10,632,349
                                                          ---------------    ---------------    ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A                                                              --            (53,921)          (626,105)        (1,038,306)
  Class B                                                              --               (269)          (641,476)        (1,007,242)
  Class C                                                              --             (8,732)          (655,824)        (1,039,451)
  Class I                                                              --             (2,331)                --                 --
  Class Q                                                              --                 --            (45,508)          (129,825)
Net realized gains:
  Class A                                                      (1,073,901)          (119,158)                --                 --
  Class B                                                        (775,481)           (76,523)                --                 --
  Class C                                                        (949,961)           (90,831)                --                 --
  Class I                                                         (22,291)            (2,504)                --                 --
  Class Q                                                             (48)                (6)                --                 --
                                                          ---------------    ---------------    ---------------    ---------------
Total distributions                                            (2,821,682)          (354,275)        (1,968,913)        (3,214,824)
                                                          ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               11,954,395         16,776,369         24,550,447         19,562,889
Dividends reinvested                                            2,135,018            266,141          1,239,363          2,040,333
                                                          ---------------    ---------------    ---------------    ---------------
                                                               14,089,413         17,042,510         25,789,810         21,603,222
Cost of shares redeemed                                        (5,021,693)       (15,157,416)       (24,079,352)       (74,420,958)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                    9,067,720          1,885,094          1,710,458        (52,817,736)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                          17,222,649         (2,849,099)        21,268,116        (45,400,211

NET ASSETS:
Beginning of period                                            31,976,990         34,826,089        193,814,045        239,214,256
                                                          ---------------    ---------------    ---------------    ---------------
End of period                                             $    49,199,639    $    31,976,990    $   215,082,161    $   193,814,045
                                                          ===============    ===============    ===============    ===============
Undistributed net investment income (accumulated
  net investment loss) at end of period                   $      (288,888)   $       (29,333)   $     1,598,987    $     1,969,917
                                                          ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

                                                   ING EQUITY AND BOND FUND                    ING REAL ESTATE FUND
                                                ------------------------------    -----------------------------------------------
                                                 SIX MONTHS          YEAR           SIX MONTHS     SEVEN MONTHS         YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                 NOVEMBER 30,       MAY 31,        NOVEMBER 30,       MAY 31,         OCTOBER 31,
                                                    2003             2003             2003             2003             2002
                                                -------------    -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                           $     414,372    $   2,052,389    $   4,066,020    $   2,676,211    $   3,936,443
Net realized gain (loss) on investments            (3,775,236)     (10,770,814)       8,309,338        3,228,787        2,174,768
Net change in unrealized
  appreciation (depreciation) of investments        6,961,526        4,912,801       12,853,556       11,405,743         (193,441)
                                                -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets resulting from operations              3,600,662       (3,805,624)      25,228,914       17,310,741        5,917,770
                                                -------------    -------------    -------------    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A                                            (559,656)      (1,077,960)        (101,023)          (3,557)              --
  Class B                                            (274,265)        (368,267)          (7,971)          (1,521)              --
  Class C                                            (203,493)        (273,453)         (26,247)             (74)              --
  Class I                                                  --               --       (4,349,925)      (2,053,561)      (3,936,443)
  Class Q                                              (4,429)          (4,292)              --               --               --
  Class T                                                  --          (62,879)              --               --               --
Net realized gains:
  Class A                                                  --               --         (242,273)              --               --
  Class B                                                  --               --          (30,332)              --               --
  Class C                                                  --               --          (87,401)              --               --
  Class I                                                  --               --       (6,232,489)              --               --
In excess of net investment income:
  Class I                                                  --               --               --               --       (1,294,844)
                                                -------------    -------------    -------------    -------------    -------------
Total distributions                                (1,041,843)      (1,786,851)     (11,077,661)      (2,058,713)      (5,231,287)
                                                -------------    -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   11,429,548       13,090,514       28,954,953       23,221,408       31,057,798
Dividends reinvested                                  764,038        1,413,761        7,548,958        1,220,646        3,749,980
                                                -------------    -------------    -------------    -------------    -------------
                                                   12,193,586       14,504,275       36,503,911       24,442,054       34,807,778
Cost of shares redeemed                           (14,781,669)     (48,110,001)     (11,708,035)     (10,091,863)     (14,351,398)
                                                -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets resulting from capital
  share transactions                               (2,588,083)     (33,605,726)      24,795,876       14,350,191       20,456,380
                                                -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                 (29,264)     (39,198,201)      38,947,129       29,602,219       21,142,863
NET ASSETS:
Beginning of period                                72,282,356      111,480,557      126,933,136       97,330,917       76,188,054
                                                -------------    -------------    -------------    -------------    -------------
End of period                                   $  72,253,092    $  72,282,356    $ 165,880,265    $ 126,933,136    $  97,330,917
                                                =============    =============    =============    =============    =============
Undistributed net investment income
  (accumulated net investment loss)
  at end of period                              $    (138,282)   $     489,189    $     990,279    $   1,409,425    $     214,000
                                                =============    =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

ING GROWTH + VALUE FUND (UNAUDITED)                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS Q
                                                             --------------------------------------------------------------------
                                                              SIX MONTHS       YEAR         YEAR       SEVEN MONTHS      JUNE 5,
                                                                 ENDED         ENDED        ENDED         ENDED        2000(2) TO
                                                             NOVEMBER 30,     MAY 31,      MAY 31,        MAY 31,      OCTOBER 31,
                                                                 2003           2003        2002         2001(1)          2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $           7.81         9.86        13.88           24.90          26.73
 Income (loss) from investment operations:
 Net investment income (loss)                            $          (0.07)       (0.14)       (0.11)          (0.18)         (0.05)
 Net realized and unrealized gain (loss) on investments  $           1.96        (1.91)       (3.91)          (8.62)         (1.78)
 Total from investment operations                        $           1.89        (2.05)       (4.02)          (8.80)         (1.83)
 Less distributions from:
 Net investment income                                   $             --           --           --            2.16             --
 Tax return of capital                                   $             --           --           --            0.06             --
 Total distributions                                     $             --           --           --            2.22             --
 Net asset value, end of period                          $           9.70         7.81         9.86           13.88          24.90
 TOTAL RETURN(3)                                         %          24.20       (20.79)      (28.96)         (38.00)         (6.85)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $            246          211          396             454          1,346
 Ratios to average net assets:
 Net expenses(4)                                         %           1.82         1.82         1.71            1.69           1.53
 Net investment income (loss)(4)                         %          (1.49)       (1.35)       (0.93)          (1.43)         (1.19)
 Portfolio turnover rate                                 %             84          294          255              95            163

(1)  The Fund changed its fiscal year-end to May 31.

(2)  Commencement of operations of the class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING GROWTH OPPORTUNITIES FUND (UNAUDITED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS I
                                                 ---------------------------------------------------------------------------------
                                                  SIX MONTHS      YEAR       YEAR      FIVE MONTHS
                                                    ENDED         ENDED      ENDED        ENDED          YEAR ENDED DECEMBER 31,
                                                 NOVEMBER 30,    MAY 31,    MAY 31,      MAY 31,      ----------------------------
                                                     2003         2003       2002        2001(1)        2000       1999      1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $           11.54      13.68      19.10          26.05      33.76      26.28     21.36
 Income (loss) from investment operations:
 Net investment income (loss)               $           (0.05)     (0.12)     (0.19)         (0.08)     (0.15)     (0.17)    (0.05)
 Net realized and unrealized gain (loss)
 on investments                             $            2.03      (2.02)     (5.23)         (6.87)     (6.07)     20.49      5.18
 Total from investment operations           $            1.98      (2.14)     (5.42)         (6.95)     (6.22)     20.32      5.13
 Less distributions from:
 Net realized gains from investments        $              --         --         --             --       1.49      12.84      0.21
 Total distributions                        $              --         --         --             --       1.49      12.84      0.21
 Net asset value, end of period             $           13.52      11.54      13.68          19.10      26.05      33.76     26.28
 TOTAL RETURN(2)                            %           17.16     (15.64)    (28.38)        (26.68)    (18.74)     93.86     24.06

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $          52,393     44,704     56,719         79,174    108,005    132,953    83,233
 Ratios to average net assets:
 Net expenses(3)                            %            1.37       1.43       1.37           1.31       1.16       1.00      1.00
 Net investment income (loss)(3)            %           (0.80)     (1.04)     (1.21)         (0.92)     (0.56)     (0.61)    (0.13)
 Portfolio turnover rate                    %              44        355        473            217        326        286        98

                                                                                            CLASS Q
                                                                -----------------------------------------------------------------
                                                                 SIX MONTHS      YEAR       YEAR      FIVE MONTHS      JUNE 1,
                                                                    ENDED        ENDED      ENDED        ENDED        2000(4) TO
                                                                NOVEMBER 30,    MAY 31,    MAY 31,      MAY 31,      DECEMBER 31,
                                                                    2003         2003       2002        2001(1)         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $            11.07      13.16      18.70          25.48           32.58
 Income (loss) from investment operations:
 Net investment income (loss)                             $            (0.07)     (0.12)     (0.34)*        (0.10)          (0.15)
 Net realized and unrealized gain (loss) on investments   $             1.96      (1.97)     (5.20)         (6.68)          (5.46)
 Total from investment operations                         $             1.89      (2.09)     (5.54)         (6.78)          (5.61)
 Less distributions from:
 Net realized gains from investments                      $               --         --         --             --            1.49
 Total distributions                                      $               --         --         --             --            1.49
 Net asset value, end of period                           $            12.96      11.07      13.16          18.70           25.48
 TOTAL RETURN(2)                                          %            17.07     (15.88)    (29.63)        (26.61)         (17.55)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $                3          3         10          7,947          10,274
 Ratios to average net assets:
 Net expenses(3)                                          %             1.68       1.68       1.62           1.56            1.41
 Net investment income (loss)(3)                          %            (1.12)     (1.31)     (1.49)         (1.17)          (0.81)
 Portfolio turnover rate                                  %               44        355        473            217             326

(1)  The Fund changed its fiscal year-end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Commencement of operations of Class Q.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING LARGECAP GROWTH FUND (UNAUDITED)                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                                              CLASS I
                                                                                           ---------------------------------------
                                                                                            SIX MONTHS       YEAR       JANUARY 8,
                                                                                              ENDED         ENDED      2002(1) TO
                                                                                           NOVEMBER 30,     MAY 31,       MAY 31,
                                                                                              2003           2003          2002
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                                  $          14.71       16.93          21.04
 Income (loss) from investment operations:
 Net investment income (loss)                                                          $          (0.02)      (0.06)         (0.02)
 Net realized and unrealized gain (loss) on investments                                $           2.43       (2.16)         (4.09)
 Total from investment operations                                                      $           2.41       (2.22)         (4.11)
 Net asset value, end of period                                                        $          17.12       14.71          16.93
 TOTAL RETURN(2)                                                                       %          16.30      (13.11)        (19.53)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                                     $         27,465      22,156         26,106
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                                        %           0.88        1.05           0.96
 Gross expenses prior to expense reimbursement(3)                                      %           1.22        1.21           0.96
 Net investment income (loss) after expense reimbursement(3)(4)                        %          (0.21)      (0.42)         (0.43)
 Portfolio turnover rate                                                               %            129         291            536

                                                                                   CLASS Q
                                             --------------------------------------------------------------------------------------
                                              SIX MONTHS     YEAR      YEAR     ELEVEN MONTHS    YEAR      THREE MONTHS     YEAR
                                                 ENDED       ENDED     ENDED        ENDED        ENDED        ENDED        ENDED
                                             NOVEMBER 30,   MAY 31,   MAY 31,      MAY 31,      JUNE 30,     JUNE 30,     MARCH 31,
                                                 2003        2003      2002        2001(5)       2000         1999(6)       1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $           14.66     16.92     24.81           43.71      28.43          25.24       15.66
 Income (loss) from investment
 operations:
 Net investment income (loss)           $           (0.04)    (0.15)    (0.44)          (0.17)     (0.20)         (0.03)      (0.02)
 Net realized and unrealized gain
 (loss) on investments                  $            2.41     (2.11)    (7.44)         (18.26)     15.86           3.22        9.87
 Total from investment operations       $            2.37     (2.26)    (7.88)         (18.43)     15.66           3.19        9.85
 Less distributions from:
 Net investment income                  $              --        --      0.01              --         --             --          --
 Net realized gain from investments     $              --        --        --            0.47       0.38             --        0.27
 Total distributions                    $              --        --      0.01            0.47       0.38             --        0.27
 Net asset value, end of period         $           17.03     14.66     16.92           24.81      43.71          28.43       25.24
 TOTAL RETURN(2)                        %           16.01    (13.36)   (31.77)         (42.50)     55.57          12.64       63.76

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $           7,833     6,178    16,840          12,534     24,838          6,044       4,908
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %            1.13      1.31      1.21            1.19       1.26           1.23        1.26
 Gross expenses prior to expense
 reimbursement(3)                       %            1.46      1.47      1.21            1.19       1.26           1.25        1.91
 Net investment income (loss) after
 expense reimbursement(3)(4)            %           (0.44)    (0.66)    (0.76)          (0.50)     (0.77)         (0.36)      (0.28)
 Portfolio turnover rate                %             129       291       536             331        139             27         253

(1)  Commencement of operations of Class I.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5)  The Fund changed its fiscal year end to May 31.

(6) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

                 See Accompanying Notes to Financial Statements.

ING MIDCAP OPPORTUNITIES FUND (UNAUDITED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS I
                                                --------------------------------------------------------------------------------
                                                 SIX MONTHS     YEAR      YEAR     FIVE MONTHS     YEAR ENDED        AUGUST 20,
                                                    ENDED       ENDED     ENDED       ENDED       DECEMBER 31,      1998(2) TO
                                                NOVEMBER 30,   MAY 31,   MAY 31,     MAY 31,     ---------------    DECEMBER 31,
                                                    2003        2003      2002       2001(1)      2000      1999       1998
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $          10.33     11.29     14.73         19.26    21.34    12.99           10.00
 Income (loss) from investment operations:
 Net investment loss                        $          (0.05)    (0.11)    (0.11)*       (0.06)   (0.13)   (0.15)          (0.02)
 Net realized and unrealized gain (loss)
 on investments                             $           1.85     (0.85)    (3.33)        (4.47)    0.23    12.09            3.01
 Total from investment operations           $           1.80     (0.96)    (3.44)        (4.53)    0.10    11.94            2.99
 Less distributions from:
 Net realized gain on investments           $             --        --        --            --     2.18     3.59              --
 Total distributions                        $             --        --        --            --     2.18     3.59              --
 Net asset value, end of period             $          12.13     10.33     11.29         14.73    19.26    21.34           12.99
 TOTAL RETURN(3)                            %          17.42     (8.50)   (23.35)       (23.52)    0.08   103.19           29.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $          1,600    10,844    39,874        52,007   68,006   67,954          33,441
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %           1.09      1.09      1.26          1.52     1.36     1.41            1.50
 Gross expenses prior to expense
 reimbursement(4)                           %           1.37      1.41      1.50          1.52     1.36     1.41            2.01
 Net investment loss after expense
 reimbursement(4)(5)                        %          (0.80)    (0.71)    (0.95)        (0.97)   (0.66)   (1.04)          (0.70)
 Portfolio turnover rate                    %             37       345       399           182      188      201              61

                                                                                            CLASS Q
                                                                -----------------------------------------------------------------
                                                                 SIX MONTHS      YEAR       YEAR      FIVE MONTHS      APRIL 14,
                                                                    ENDED        ENDED      ENDED        ENDED        2000(2) TO
                                                                NOVEMBER 30,    MAY 31,    MAY 31,      MAY 31,      DECEMBER 31,
                                                                    2003         2003       2002        2001(1)          2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $            10.19      11.16      14.63          19.16           22.57
 Income (loss) from investment operations:
 Net investment income (loss)                             $            (0.06)     (0.09)     (0.17)*        (0.08)          (0.06)
 Net realized and unrealized gain (loss) on investments   $             1.85      (0.88)     (3.30)         (4.45)          (1.17)
 Total from investment operations                         $             1.79      (0.97)     (3.47)         (4.53)          (1.23)
 Less distributions from:
 Net realized gain from investments                       $               --         --         --             --            2.18
 Total distributions                                      $               --         --         --             --            2.18
 Net asset value, end of period                           $            11.98      10.19      11.16          14.63           19.16
 TOTAL RETURN(3)                                          %            17.57      (8.69)    (23.72)        (23.64)          (5.86)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $            4,885      4,886      6,563          3,071           3,264
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %             1.31       1.33       1.63           1.82            1.61
 Gross expenses prior to expense reimbursement(4)         %             1.59       1.66       1.69           1.82            1.61
 Net investment income (loss) after expense
 reimbursement(4)(5)                                      %            (0.98)     (0.98)     (1.35)         (1.28)          (0.91)
 Portfolio turnover rate                                  %               37        345        399            182             188

(1)  The Fund changed its fiscal year end to May 31.

(2)  Commencement of operations of class.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING SMALLCAP OPPORTUNITIES FUND (UNAUDITED)                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS I
                                                        ------------------------------------------------------------------------
                                                         SIX MONTHS      YEAR       YEAR       FIVE MONTHS         YEAR ENDED
                                                           ENDED         ENDED      ENDED        ENDED            DECEMBER 31,
                                                        NOVEMBER 30,    MAY 31,    MAY 31,       MAY 31,       -----------------
                                                            2003         2003       2002         2001(1)       2000      1999(2)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $          18.27      24.07      39.02           47.47     59.54       31.78
 Income (loss) from investment operations:
 Net investment loss                                $          (0.13)     (0.23)     (0.36)**        (0.14)    (1.00)      (0.08)
 Net realized and unrealized gain (loss)
 on investments                                     $           5.72      (5.57)    (13.60)          (8.31)    (2.17)      35.40
 Total from investment operations                   $           5.59      (5.80)    (13.96)          (8.45)    (3.17)      35.32
 Less distributions from:
 Net realized gain from investments                 $             --         --       0.99           --         8.90        7.56
 Total distributions                                $             --         --       0.99           --         8.90        7.56
 Net asset value, end of period                     $          23.86      18.27      24.07           39.02     47.47       59.54
 TOTAL RETURN(3)                                    %          30.60     (24.10)    (36.17)         (17.80)    (5.21)     126.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $         11,512      8,510     10,700              --*       --*         --*
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %           1.67       1.46       1.41            1.31      1.15        0.47(5)
 Gross expenses prior to expense reimbursement(4)   %           1.67       1.41       1.50            1.52      1.36        1.41
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %          (1.49)     (1.37)     (1.34)          (1.03)    (0.75)      (0.35)(5)
 Portfolio turnover rate                            %             35        357        423             104       134         223

                                                                                            CLASS Q
                                                                ------------------------------------------------------------------
                                                                 SIX MONTHS      YEAR       YEAR       FIVE MONTHS      APRIL 4,
                                                                    ENDED        ENDED      ENDED         ENDED        2000(6) TO
                                                                NOVEMBER 30,    MAY 31,    MAY 31,       MAY 31,      DECEMBER 31,
                                                                    2003         2003       2002         2001(1)          2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $            18.22      24.07      38.81           47.20           60.86
 Income (loss) from investment operations:
 Net investment loss                                      $            (0.18)     (0.53)     (0.51)**        (0.20)          (0.27)
 Net realized and unrealized gain (loss) on investments   $             5.74      (5.32)    (13.24)          (8.19)          (4.49)
 Total from investment operations                         $             5.56      (5.85)    (13.75)          (8.39)          (4.76)
 Less distributions from:
 Net realized gain from investments                       $               --         --       0.99           --               8.90
 Total distributions                                      $               --         --       0.99           --               8.90
 Net asset value, end of period                           $            23.78      18.22      24.07           38.81           47.20
 TOTAL RETURN(3)                                          %            30.52     (24.30)    (35.83)         (17.78)          (8.29)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $              793        906      3,651           2,832           2,545
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)           %             1.64       1.70       1.66            1.56            1.40
 Gross expenses prior to expense reimbursement(4)         %             1.64       1.70       1.66            1.56            1.40
 Net investment income (loss) after expense
 reimbursement(4)(5)                                      %            (1.51)     (1.62)     (1.62)          (1.28)          (1.10)
 Portfolio turnover rate                                  %               35        357        423             104             134

(1)  The Fund changed its fiscal year end to May 31.

(2)  Commencement of operations of the Fund.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6)  Commencement of operations of Class Q.

*    Amount represents less than $1,000.

** Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING DISCIPLINED LARGECAP FUND (UNAUDITED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS I
                                                   ----------------------------------------------------------------------------
                                                    SIX MONTHS     YEAR      YEAR     SEVEN MONTHS      YEAR       DECEMBER 31,
                                                       ENDED       ENDED     ENDED        ENDED         ENDED       1998(2) TO
                                                   NOVEMBER 30,   MAY 31,   MAY 31,      MAY 31,     OCTOBER 31,    OCTOBER 31,
                                                       2003        2003      2002        2001(1)        2000           1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $           7.72      8.52      9.94          11.25         11.17          10.00
 Income (loss) from investment operations:
 Net investment income (loss)                  $           0.02      0.05      0.04           0.02          0.04           0.06
 Net realized and unrealized gain (loss)
 on investments                                $           0.75     (0.85)    (1.46)         (1.33)         0.19           1.11
 Total from investment operations              $           0.77     (0.80)    (1.42)         (1.31)         0.23           1.17
 Less distributions from:
 Net realized gain from investments            $             --        --        --             --          0.15             --
 Total distributions                           $             --        --        --             --          0.15             --
 Net asset value, end of period                $           8.49      7.72      8.52           9.94         11.25          11.17
 TOTAL RETURN(3)                               %           9.97     (9.39)   (14.28)        (11.64)         2.00          11.70

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $         21,504    19,550    21,578         25,172        28,473         27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)   %           1.13      1.12      1.00           1.04          1.07           0.98(5)
 Gross expenses prior to expense
 reimbursement(4)                              %           1.13      1.12      1.00           1.04          1.07           1.23
 Net investment income (loss) after expense
 reimbursement(4)                              %           0.55      0.70      0.46           0.27          0.34           0.62(5)
 Portfolio turnover rate                       %            132       106       149             26            57             26

(1)  The Fund changed its fiscal year end to May 31.

(2)  The Fund commenced operations on December 30, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements.

ING MAGNACAP FUND (UNAUDITED)                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                CLASS I                                    CLASS Q
                                          -------------------------   -------------------------------------------------------------
                                           SIX MONTHS     MARCH 5,     SIX MONTHS     YEAR      YEAR    ELEVEN MONTHS  NOVEMBER 19,
                                              ENDED      2003(1) TO      ENDED        ENDED     ENDED     ENDED          1999(3) TO
                                          NOVEMBER 30,    MAY 31,     NOVEMBER 30,   MAY 31,   MAY 31,    MAY 31,        JUNE 30,
                                              2003         2003         2003          2003      2002      2001(2)        2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period  $          8.82         7.55           8.82     10.11     13.55          15.84         16.26
 Income (loss) from investment
 operations:
 Net investment income (loss)          $          0.07         0.01         (21.24)     0.08      0.09           0.07          0.05
 Net realized and unrealized gain
 (loss) on investments                 $          0.86         1.26          22.17     (1.32)    (1.52)         (0.38)        (0.47)
 Total from investment operations      $          0.93         1.27           0.93     (1.24)    (1.43)         (0.31)        (0.42)
 Less distributions from:
 Net investment income                 $          0.13           --           0.05      0.05      0.11           0.10            --
 Net realized gain from investments    $            --           --             --        --      1.90           1.88            --
 Total distributions                   $          0.13           --           0.05      0.05      2.01           1.98            --
 Net asset value, end of period        $          9.62         8.82           9.70      8.82     10.11          13.55         15.84
 TOTAL RETURN(4)                       %         10.65        16.82          10.86    (12.27)   (10.75)         (2.60)        (2.58)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $             8            7              8     7,431     8,495         11,184         9,928
 Ratios to average net assets:
 Expenses(5)                           %          0.94         0.92           1.20      1.22      1.12           1.11          1.24
 Net investment income (loss)(5)       %          1.44         2.06           0.96      0.95      0.81           0.53          0.46
 Portfolio turnover rate               %            23          110             45       110        75             92            26

(1)  Commencement of operations of Class I.

(2)  The Fund changed its fiscal year end to May 31.

(3)  Commencement of operations of Class Q.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements.

ING MIDCAP VALUE FUND (UNAUDITED)                           FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      CLASS I                                 CLASS Q
                                                       ------------------------------------   ------------------------------------
                                                        SIX MONTHS      YEAR      MARCH 4,     SIX MONTHS      YEAR     APRIL 17,
                                                           ENDED        ENDED    2002(1) TO       ENDED        ENDED    2002(2) TO
                                                       NOVEMBER 30,    MAY 31,     MAY 31,    NOVEMBER 30,    MAY 31,     MAY 31,
                                                           2003         2003        2002          2003         2003       2002
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $           8.39      10.30        10.20           8.36      10.28        10.52
 Income (loss) from investment operations:
 Net investment income (loss)                      $          (0.00)*     0.01         0.01          (0.00)*     0.00*        0.00*
 Net realized and unrealized gain (loss)
 on investments                                    $           1.96      (1.74)        0.09           1.94      (1.75)       (0.24)
 Total from investment operations                  $           1.96      (1.73)        0.10           1.94      (1.75)       (0.24)
 Less distributions from:
 Net investment income                             $             --       0.07           --             --       0.06           --
 Net realized gain from investments                $             --       0.11           --             --       0.11           --
 Total distributions                               $             --       0.18           --             --       0.17           --
 Net asset value, end of period                    $          10.35       8.39        10.30          10.30       8.36        10.28
 TOTAL RETURN(3)                                   %          23.36     (16.35)        0.98          23.21     (16.62)       (2.28)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $            586        197           71             18         14           11
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)    %           1.28       1.28         1.24           1.43       1.54         1.52
 Gross expenses prior to expense reimbursement(4)  %           1.32       1.70         2.60           1.57       1.96         2.28
 Net investment income (loss) after expense
 reimbursement(4)(5)                               %           0.17       0.46         0.38           0.00       0.14         0.43
 Portfolio turnover rate                           %             49         72           13             99         72           13

(1)  Commencement of operations of Class I.

(2)  Commencement of operations of Class Q.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING SMALLCAP VALUE FUND (UNAUDITED)                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      CLASS I                                 CLASS Q
                                                       ------------------------------------   ------------------------------------
                                                        SIX MONTHS      YEAR      MARCH 7,     SIX MONTHS      YEAR      APRIL 30,
                                                           ENDED        ENDED    2002(1) TO       ENDED        ENDED    2002(2) TO
                                                       NOVEMBER 30,    MAY 31,     MAY 31,    NOVEMBER 30,    MAY 31,     MAY 31,
                                                           2003         2003        2002          2003         2003        2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $           9.44      10.63        10.32           9.53      10.63        11.01
 Income (loss) from investment operations:
 Net investment income (loss)                      $          (0.02)     (0.05)        0.00*         (0.01)      0.33         0.00*
 Net realized and unrealized gain (loss)
 on investments                                    $           3.18      (0.97)        0.31           3.19      (1.34)       (0.38)
 Total from investment operations                  $           3.16      (1.02)        0.31           3.18      (1.01)       (0.38)
 Less distributions from:
 Net investment income                             $             --       0.08          --              --         --           --
 Net realized gain from investments                $           0.74       0.09          --            0.74       0.09           --
 Total distributions                               $           0.74       0.17          --            0.74       0.09           --
 Net asset value, end of period                    $          11.86       9.44        10.63          11.97       9.53        10.63
 TOTAL RETURN(3)                                   %          33.95      (9.49)        3.00          33.83      (9.47)       (3.45)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $            379        222           26              1          1            8
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)    %           1.29       1.32         1.23           1.10       1.35         1.42
 Gross expenses prior to expense reimbursement(4)  %           1.34       1.73         2.78           1.37       1.73         2.42
 Net investment income (loss) after expense
 reimbursement(4)(5)                               %          (0.43)     (0.13)        0.17          (0.24)     (0.32)        0.00
 Portfolio turnover rate                           %             38         54           12             76         54           12

(1)  The Fund commenced operations on February 1, 2002.

(2)  Class B and Class C commenced offering shares on February 4, 2002.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING CONVERTIBLE FUND (UNAUDITED)                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS Q
                                                  ----------------------------------------------------------------------------
                                                                                     ELEVEN                THREE
                                                   SIX MONTHS     YEAR      YEAR     MONTHS      YEAR      MONTHS      YEAR
                                                      ENDED       ENDED     ENDED     ENDED      ENDED      ENDED      ENDED
                                                  NOVEMBER 30,   MAY 31,   MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                      2003        2003      2002     2001(1)     2000      1999(2)      1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          15.74     14.91     17.37    26.85      22.51       21.22       18.47
 Income (loss) from investment operations:
 Net investment income (loss)                 $           0.18      0.41      0.36     0.59       0.44        0.09        0.43
 Net realized and unrealized gain (loss)
 on investments                               $           1.60      0.76     (2.28)   (4.84)      7.82        1.31        3.09
 Total from investment operations             $           1.78      1.17     (1.92)   (4.25)      8.26        1.40        3.52
 Less distributions from:
 Net investment income                        $           0.19      0.34      0.45     0.53       0.35        0.11        0.46
 Net realized gain from investments           $             --        --      0.09     4.70       3.57          --        0.31
 Total distributions                          $           0.19      0.34      0.54     5.23       3.92        0.11        0.77
 Net asset value, end of period               $          17.33     15.74     14.91    17.37      26.85       22.51       21.22
 TOTAL RETURN(3)                              %          11.44      8.11    (11.12)  (17.50)     40.36        6.62       19.66

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $          3,787     4,030     8,626   29,629     56,165      17,537       8,741
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %           1.33      1.36      1.19     1.15       1.25        1.23        1.23
 Gross expenses prior to expense
 reimbursement(4)                             %           1.33      1.36      1.19     1.14       1.25        1.23        1.35
 Net investment income (loss) after expense
 reimbursement(4)(5)                          %           2.23      2.78      2.23     2.47       1.88        2.04        2.37
 Portfolio turnover rate                      %             80        97       100      145        129          28         138

(1)  The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding thededuction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING EQUITY AND BOND FUND (UNAUDITED) FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS Q
                                                  ----------------------------------------------------------------------------
                                                                                     ELEVEN                THREE
                                                   SIX MONTHS     YEAR      YEAR     MONTHS      YEAR     MONTHS      YEAR
                                                      ENDED       ENDED     ENDED     ENDED      ENDED     ENDED      ENDED
                                                  NOVEMBER 30,   MAY 31,   MAY 31,   MAY 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                      2003        2003      2002     2001(1)     2000      1999(2)    1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          11.63     11.98     13.23     14.94      19.04      18.85       18.48
 Income (loss) from investment operations:
 Net investment income (loss)                 $           0.09      0.28      0.42      0.44       0.54       0.11        0.44
 Net realized and unrealized gain (loss)
 on investments                               $           0.52     (0.38)    (1.15)    (0.54)     (0.57)      0.16        2.50
 Total from investment operations             $           0.61     (0.10)    (0.73)    (0.10)     (0.03)      0.27        2.94
 Less distributions from:
 Net investment income                        $           0.19      0.25      0.47      0.47       0.40       0.08        0.50
 Net realized gain from investments           $             --        --      0.05      1.14       3.67         --        2.07
 Total distributions                          $           0.19      0.25      0.52      1.61       4.07       0.08        2.57
 Net asset value, end of period               $          12.05     11.63     11.98     13.23      14.94      19.04       18.85
 TOTAL RETURN(3)                              %           5.32     (0.61)    (5.53)    (0.70)     (0.60)      1.44       17.49

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $            334       222       191       373        230        190         176
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %           1.50      1.50      1.40      1.25       1.30       1.25        1.25
 Gross expenses prior to expense
 reimbursement(4)                             %           1.63      1.61      1.40      1.46       1.51       1.51        1.63
 Net investment income (loss) after expense
 reimbursement(4)(5)                          %           1.55      2.70      3.31      3.61       3.36       2.30        2.41
 Portfolio turnover rate                      %            150       129       145        76        173         63         165

(1)  The Fund changed its fiscal year end to May 31.

(2) Effective May 24, 1999, ING investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

ING REAL ESTATE FUND (UNAUDITED)                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS I
                                                    --------------------------------------------------------------------------
                                                    SIX MONTHS      PERIOD
                                                      ENDED         ENDED                       YEAR ENDED OCTOBER 31,
                                                    NOVEMBER 30,    MAY 31,    -----------------------------------------------
                                                       2003         2003(1)     2002       2001     2000       1999     1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $            11.45        9.98      9.77      9.57      8.24      9.10     11.49
 Income (loss) from investment operations:
 Net investment income (loss)                 $             0.32        0.20      0.60      0.50      0.69      0.49      0.35
 Net realized and unrealized gain (loss)
 on investments                               $             1.73        1.47      0.23      0.27      1.21     (0.80)    (1.85)
 Total from investment operations             $             2.05        1.67      0.83      0.77      1.90     (0.31)    (1.50)
 Less distributions from:
 Net investment income                        $             0.37        0.20      0.62      0.57      0.57      0.55      0.40
 Net realized gain from investments           $             0.51          --        --        --        --        --      0.49
 Total distributions                          $             0.88        0.20      0.62      0.57      0.57      0.55      0.89
 Net asset value, end of period               $            12.62       11.45      9.98      9.77      9.57      8.24      9.10
 TOTAL RETURN(2)                              %            18.25       16.95      8.06      7.88     23.78      3.70    (14.16)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $          156,620     125,645    97,331    76,188    64,447    55,968    55,617
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %             1.00        1.00      0.98      1.00      1.00      1.00      1.00
 Gross expenses prior to expense
 reimbursement(3)                             %             1.12        1.19      0.98      1.03      1.05      1.11      1.17
 Net investment income (loss) after expense
 reimbursement(3)(4)                          %             5.35        4.26      4.29      4.84      5.71      5.37      3.29
 Portfolio turnover rate                      %               78          62       106        77        93        67        74

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements.

          NOTES TO FINANCIAL STATEMENTS as of November 30, 2003 (Unaudited)

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds contained within this book are comprised of ING Equity Trust ("IET"), ING Investment Funds, Inc. ("IIF") and ING Mayflower Trust ("IMT"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IET is a Massachusetts business trust organized in 1998 with eighteen separate series (Portfolios). Ten of the Portfolios in this report are: ING Growth Opportunities Fund ("Growth Opportunities"), ING LargeCap Growth Fund ("LargeCap Growth"), ING MidCap Opportunities Fund ("MidCap Opportunities"), ING SmallCap Opportunities Fund ("SmallCap Opportunities"), ING Disciplined LargeCap Fund ("Disciplined LargeCap"), ING MidCap Value Fund ("MidCap Value"), ING SmallCap Value Fund ("SmallCap Value"), ING Convertible Fund ("Convertible"), ING Equity and Bond Fund ("Equity and Bond") and ING Real Estate Fund ("Real Estate"). IIF is a Maryland Corporation organized in 1969 with one Portfolio, ING MagnaCap Fund ("MagnaCap"). IMT is a Massachusetts business trust organized in 1993 with two separate series (Portfolios). One of the Portfolios in this report is ING Growth + Value Fund ("Growth + Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class preferential dividend rights exist. Differences in per share dividend rates generally results from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

    Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE.

    Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices, for hedging purposes only.

    A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at November 30, 2003.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends, if any, as follows:

     ANNUALLY            SEMI-ANNUALLY      QUARTERLY
     --------            -------------      ---------
     Growth +              MagnaCap       Convertible
        Value
     Growth                               Equity and
        Opportunities                       Bond
     LargeCap                             Real Estate
        Growth
     MidCap
        Opportunities
     SmallCap
        Opportunities
     Disciplined
        LargeCap
     MidCap Value
     SmallCap Value

    Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Subchapter M of Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax. The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.  OPTIONS CONTRACTS. All Funds may purchase put and call options and may write
    (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J. SECURITIES LENDING. Each Fund had the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

K. OFFERING COSTS. Offering costs are capitalized and amortized on a straight line basis over a period of twelve months.

L. ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. The Funds also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to
    Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M. DELAYED DELIVERY TRANSACTIONS. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, Balanced and Growth and Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended November 30, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                PURCHASES         SALES
                                ---------         -----
Growth + Value               $  172,612,557   $ 202,309,652
Growth Opportunities             76,284,064     100,954,495
LargeCap Growth                 321,771,113     270,738,990
MidCap Opportunities             63,553,558      84,013,823
SmallCap Opportunities           97,085,080     149,574,600
Disciplined LargeCap            108,056,693     115,362,176
MagnaCap                        176,618,735      56,250,218
MidCap Value                     35,511,803      22,457,079
SmallCap Value                   17,557,943      14,185,779
Convertible                     146,103,387     144,101,481
Equity and Bond                 102,682,899     105,461,783
Real Estate                     134,080,020     112,224,070

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser") a wholly-owned subsidiary of ING. The investment management agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                          AS A PERCENT OF AVERAGE NET ASSETS
                          ----------------------------------
Growth + Value            1.00%
Growth Opportunities      0.95%
LargeCap Growth           0.75% on first $500 million; 0.675%
                          on next $500 million; and
                          0.65% in excess of $1 billion
MidCap Opportunities      1.00%
SmallCap Opportunities    1.00%
Disciplined LargeCap      0.70%
MagnaCap                  1.00% on first $30 million;
                          0.75% on next $220 million; 0.625%
                          on next $200 million; and
                          0.50% in excess of $450 million
MidCap Value              1.00%
SmallCap Value            1.00%
Convertible               0.75% on first $500 million; 0.675%
                          on next $500 million; and
                          0.65% in excess of $1 billion
Equity and Bond           0.75% on first $500 million; 0.675%
                          on next $500 million; and
                          0.65% in excess of $1 billion
Real Estate               0.70%

Aeltus Investment Management, Inc. ("Aeltus"), a registered investment advisor, serves as Sub-Adviser to the Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund, Disciplined LargeCap Fund, MagnaCap Fund, Convertible Fund and the Equity and Bond Fund pursuant to a subadvisory agreement between the Investment Manager and Aeltus. Prior to September 2, 2003, the Investment Manager was responsible for the day-to-day management of these Funds. Brandes Investment Partners, LP ("Brandes"), a registered investment advisor, serves as Sub-Adviser to the MidCap Value and SmallCap Value Funds pursuant to a subadvisory agreement between the Investment Manager and Brandes.

Effective June 2, 2003, Wellington Management Company, LLP became the Sub-Adviser to the LargeCap Growth Fund.

Clarion CRA Securities, L.P. ("CRA"), a registered investment advisor, became the Sub-Adviser to the Real Estate Fund pursuant a subadvisory agreement between the Investment Manager and CRA.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds' average daily net assets.

Financial Services and MagnaCap have entered into a service agreement with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for LargeCap Growth, Convertible and Equity and Bond.

Growth + Value, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and Disciplined LargeCap also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                                       CLASS A    CLASS B      CLASS C     CLASS I    CLASS M        CLASS Q
                                       -------    -------      -------     -------    -------        -------
Growth + Value                          0.30%      1.00%        1.00%        N/A        N/A           0.25%
Growth Opportunities                    0.30       1.00         1.00         N/A        N/A           0.25
LargeCap Growth                         0.35       1.00         1.00         N/A        N/A           0.25
MidCap Opportunities                    0.30       1.00         1.00         N/A        N/A           0.25
SmallCap Opportunities                  0.30       1.00         1.00         N/A        N/A           0.25
Disciplined LargeCap                    0.30       1.00         1.00         N/A        N/A           0.25
MagnaCap                                0.30       1.00         1.00         N/A       0.75%          0.25
MidCap Value                            0.25       1.00         1.00         N/A        N/A           0.25
SmallCap Value                          0.25       1.00         1.00         N/A        N/A           0.25
Convertible                             0.35       1.00         1.00         N/A        N/A           0.25
Equity and Bond                         0.35       1.00         1.00         N/A        N/A           0.25
Real Estate                             0.25       1.00         1.00         N/A        N/A           0.25

Beginning March 1, 2001, the Distributor agreed to waive 0.10% of the Distribution fee for the Tax Efficient Equity Fund for Class A only.

For the six months ended November 30, 2003, the Distributor has retained $122,604 as sales charges from the proceeds of Class A Shares sold, $2,269 and $21,295 from the proceeds of Class A Shares and Class C Shares redeemed, respectively and $25 from the proceeds of Class M Shares sold.

NOTE 6-- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2003, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                      ACCRUED                               ACCRUED
                     INVESTMENT           ACCRUED         DISTRIBUTION
                     MANAGEMENT       ADMINISTRATIVE      AND SERVICE
                        FEES         AND SERVICE FEES         FEES            TOTAL
                     ----------      ----------------     ------------        -----
Growth + Value        $ 174,994          $  17,499         $  210,636      $  403,129
Growth
   Opportunities        138,362             14,564            116,640         269,566
LargeCap
   Growth               155,288             20,704            142,608         318,600
MidCap
   Opportunities        147,027             14,254            139,742         301,023
SmallCap
   Opportunities        246,578             24,657            228,478         499,713
Disciplined
   LargeCap              47,243              6,749             56,949         110,941
MagnaCap                232,194              3,625            140,125         375,944
MidCap Value             49,311              4,853             33,110          87,274
SmallCap Value           37,461              3,746             26,353          67,560
Convertible             130,615             17,411            140,141         288,167
Equity and Bond          44,247              5,899             38,985          89,131
Real Estate              94,339             13,488              3,542         111,369

At November 30, 2003, certain non-affiliated individuals and entities owned separately the following percentage of the Real Estate Fund: 22.76% and 5.78%. Also at November 30, 2003, one shareholder owned 6.15% and 6.13% of the Growth + Value and Disciplined LargeCap Funds, respectively. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                        CLASS A    CLASS B    CLASS C    CLASS I    CLASS Q  CLASS T
                        -------    -------    -------    -------    -------  -------
LargeCap
   Growth(1)             1.45%      2.10%      2.10%      1.10%      1.35%     N/A
MidCap
   Opportunities(2)      1.50%      2.20%      2.20%      1.20%      1.35%     N/A
MidCap Value             1.75%      2.50%      2.50%      1.50%      1.75%     N/A
SmallCap Value           1.75%      2.50%      2.50%      1.50%      1.75%     N/A
Convertible              1.60%      2.25%      2.25%       N/A       1.50%     N/A
Equity and
   Bond                  1.60%      2.25%      2.25%       N/A       1.50%    2.00%
Real Estate              1.45%      2.20%      2.20%      1.00%      1.25%     N/A

----------
(1) Prior to June 2, 2003, the expense limitation rates for Class A, Class B, Class C, Class I and Class Q were 1.60%, 2.25%, 2.25%, 1.25%, and 1.50%, respectively.
(2)  Prior to January 1, 2002, there was no expense limitation for the Fund.

Each Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of November 30, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager are as follows:

LargeCap Growth                     $   629,083
MidCap Opportunities                  1,044,439
MidCap Value                            258,265
SmallCap Value                          238,490
Real Estate                              93,322

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At November 30, 2003, the Funds did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                     CLASS A SHARES                       CLASS B SHARES
                                           ----------------------------------    -----------------------------------
                                             SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                ENDED              ENDED              ENDED              ENDED
                                            NOVEMBER 30,          MAY 31,         NOVEMBER 30,          MAY 31,
                                                2003               2003               2003               2003
                                           ---------------    ---------------    ---------------    ---------------
GROWTH + VALUE (NUMBER OF SHARES)
Shares sold                                        431,852          1,525,553            346,658            775,059
Shares redeemed                                 (1,992,059)        (4,091,241)        (1,788,877)        (6,243,894)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding              (1,560,207)        (2,565,688)        (1,442,219)        (5,468,835)
                                           ===============    ===============    ===============    ===============

GROWTH + VALUE ($)
Shares sold                                $     5,675,854    $    12,691,301    $     3,426,213    $     5,705,478
Shares redeemed                                (18,840,447)       (32,447,566)       (15,372,586)       (47,161,811)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease                               $   (13,164,593)   $   (19,756,265)   $   (11,946,373)   $   (41,456,333)
                                           ===============    ===============    ===============    ===============

                                                     CLASS C SHARES                       CLASS Q SHARES
                                           ----------------------------------    -----------------------------------
                                             SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                ENDED              ENDED              ENDED              ENDED
                                            NOVEMBER 30,          MAY 31,         NOVEMBER 30,          MAY 31,
                                                2003               2003               2003               2003
GROWTH + VALUE (NUMBER OF SHARES)
Shares sold                                        198,117            555,346                 --              2,650
Shares redeemed                                 (1,251,557)        (4,193,623)            (1,592)           (15,845)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding              (1,053,440)        (3,638,277)            (1,592)           (13,195)
                                           ===============    ===============    ===============    ===============

GROWTH + VALUE ($)
Shares sold                                $     2,567,439    $     4,087,044              $  --    $        21,001
Shares redeemed                                (11,250,119)       (31,396,649)           (12,764)          (113,542)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease                               $    (8,682,680)   $   (27,309,605)   $       (12,764)   $       (92,541)
                                           ===============    ===============    ===============    ===============

                                                CLASS A SHARES                  CLASS B SHARES               CLASS C SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS       YEAR         SIX MONTHS        YEAR
                                              ENDED          ENDED           ENDED         ENDED           ENDED         ENDED
                                           NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                               2003           2003           2003          2003            2003           2003
                                           ------------   ------------   ------------   ------------   ------------   ------------
GROWTH OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                   1,078,846        978,264        147,016        237,656         98,829        180,590
Shares redeemed                              (1,787,332)    (3,247,365)      (544,626)    (2,452,695)      (329,588)    (1,551,613)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net decrease in shares outstanding             (708,486)    (2,269,101)      (397,610)    (2,215,039)      (230,759)    (1,371,023)
                                           ============   ============   ============   ============   ============   ============

GROWTH OPPORTUNITIES ($)
Shares sold                                $ 12,526,412   $ 10,243,050   $  1,887,581   $  2,305,753   $  1,308,909   $  1,773,541
Shares redeemed                             (21,023,755)   (34,151,206)    (6,289,149)   (24,220,971)    (3,891,465)   (15,424,361)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net decrease                               $ (8,497,343)  $(23,908,156)  $ (4,401,568)  $(21,915,218)  $ (2,582,556)  $(13,650,820)
                                           ============   ============   ============   ============   ============   ============

                                                 CLASS I SHARES                 CLASS Q SHARES                CLASS T SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS       YEAR         SIX MONTHS        YEAR
                                               ENDED         ENDED           ENDED         ENDED           ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                               2003           2003           2003          2003            2003           2003
                                           ------------   ------------   ------------   ------------   ------------   ------------
GROWTH OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                          --             53             --             --             --             --
Shares redeemed                                    (115)      (271,522)            --           (517)      (719,377)      (327,604)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net decrease in shares outstanding                 (115)      (271,469)            --           (517)      (719,377)      (327,604)
                                           ============   ============   ============   ============   ============   ============

GROWTH OPPORTUNITIES ($)
Shares sold                                $         --   $        607   $         --   $         --   $         --   $         --
Shares redeemed                                  (1,607)    (2,824,023)            --         (5,708)    (7,397,544)    (3,256,317)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net decrease                               $     (1,607)  $ (2,823,416)  $         --   $     (5,708)  $ (7,397,544)  $ (3,256,317)
                                           ============   ============   ============   ============   ============   ============

----------
(1) Effective June 2, 2003, Class "T" Shares converted into the corresponding "A" Shares within this Fund.

                                                     CLASS A SHARES                        CLASS B SHARES
                                           ----------------------------------    ----------------------------------
                                              SIX MONTHS           YEAR            SIX MONTHS             YEAR
                                                ENDED             ENDED              ENDED               ENDED
                                             NOVEMBER 30,        MAY 31,          NOVEMBER 30,          MAY 31,
                                                 2003              2003               2003                2003
                                           ---------------    ---------------    ---------------    ---------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                                      2,379,483          1,731,633          1,719,448            408,627
Shares redeemed                                   (772,500)        (2,830,849)          (628,817)        (2,383,990)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding               1,606,983         (1,099,216)         1,090,631         (1,975,363)
                                           ===============    ===============    ===============    ===============

LARGECAP GROWTH ($)
Shares sold                                $    36,512,625    $    23,912,505    $    26,208,282    $     5,315,977
Shares redeemed                                (11,853,996)       (38,399,684)        (9,498,516)       (31,662,290)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease                               $    24,658,629    $   (14,487,179)   $    16,709,766    $   (26,346,313)
                                           ===============    ===============    ===============    ===============

                                                 CLASS C SHARES                 CLASS I SHARES                CLASS Q SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS      PERIOD        SIX MONTHS        YEAR
                                               ENDED         ENDED           ENDED         ENDED           ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                               2003            2003          2003          2003            2003           2003
                                           ------------   ------------   ------------   ------------   ------------   ------------
LARGECAP GROWTH (NUMBER OF SHARES)
Shares sold                                   1,216,567        224,913        158,278        289,678        191,072        133,122
Shares redeemed                                (322,731)    (1,291,661)       (59,401)      (325,759)      (152,571)      (706,874)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
  outstanding                                   893,836     (1,066,748)        98,877        (36,081)        38,501       (573,752)
                                           ============   ============   ============   ============   ============   ============

LARGECAP GROWTH ($)
Shares sold                                $ 18,266,222   $  2,920,608   $  2,491,370   $  3,894,597   $  2,964,983   $  1,768,245
Shares redeemed                              (4,880,113)   (17,091,851)      (925,751)    (4,467,218)    (2,417,171)    (9,611,239)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                    $ 13,386,109   $(14,171,243)  $  1,565,619   $   (572,621)  $    547,812   $ (7,842,994)
                                           ============   ============   ============   ============   ============   ============

                                                     CLASS A SHARES                        CLASS B SHARES
                                           ----------------------------------    ----------------------------------
                                              SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                ENDED              ENDED              ENDED              ENDED
                                             NOVEMBER 30,         MAY 31,          NOVEMBER 30,         MAY 31,
                                                 2003               2003               2003               2003
                                           ---------------    ---------------    ---------------    ---------------
MIDCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                        489,280            992,635            395,051            266,036
Shares redeemed                                   (648,668)        (2,775,471)          (685,136)        (2,287,890)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                (159,388)        (1,782,836)          (290,085)        (2,021,854)
                                           ===============    ===============    ===============    ===============

MIDCAP OPPORTUNITIES ($)
Shares sold                                $     5,307,248    $     9,131,612    $     4,225,057    $     2,389,023
Shares redeemed                                 (7,048,445)       (25,266,178)        (7,201,652)       (20,376,679)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease                               $    (1,741,197)   $   (16,134,566)   $    (2,976,595)   $   (17,987,656)
                                           ===============    ===============    ===============    ===============

                                                 CLASS C SHARES                 CLASS I SHARES                CLASS Q SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS       YEAR         SIX MONTHS        YEAR
                                               ENDED         ENDED           ENDED         ENDED           ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                               2003           2003           2003          2003            2003           2003
                                           ------------   ------------   ------------   ------------   ------------   ------------
MIDCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                     223,533        186,646          8,054        204,879        249,320        441,646
Shares redeemed                                (727,230)    (2,602,475)      (925,842)    (2,687,084)      (321,135)      (550,075)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net decrease in shares outstanding             (503,697)    (2,415,829)      (917,788)    (2,482,205)       (71,815)      (108,429)
                                           ============   ============   ============   ============   ============   ============

MIDCAP OPPORTUNITIES ($)
Shares sold                                $  2,345,870   $  1,634,606   $     89,457   $  1,868,172   $  2,579,181   $  4,051,242
Shares redeemed                              (7,627,627)   (23,006,547)   (10,171,439)   (24,766,277)    (3,339,336)    (5,011,695)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net decrease                               $ (5,281,757)  $(21,371,941)  $(10,081,982)  $(22,898,105)  $   (760,155)  $   (960,453)
                                           ============   ============   ============   ============   ============   ============

                                                  CLASS A SHARES                 CLASS B SHARES               CLASS C SHARES
                                          ----------------------------  ----------------------------  ----------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS       YEAR         SIX MONTHS        YEAR
                                               ENDED         ENDED           ENDED         ENDED           ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                               2003           2003           2003          2003            2003           2003
                                          -------------  -------------  -------------  -------------  -------------  -------------
SMALLCAP OPPORTUNITIES (NUMBER OF
  SHARES)
Shares sold                                   1,165,264      2,959,197        194,878        297,293         61,384        182,010
Shares redeemed                              (2,421,909)    (4,076,167)      (683,379)    (2,120,010)      (574,988)    (1,741,349)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in shares
  outstanding                                (1,256,645)    (1,116,970)      (488,501)    (1,822,717)      (513,604)    (1,559,339)
                                          =============  =============  =============  =============  =============  =============

SMALLCAP OPPORTUNITIES ($)
Shares sold                               $  23,934,747  $  53,600,429  $   3,893,435  $   4,862,420  $   1,362,436  $   2,953,005
Shares redeemed                             (47,514,775)   (73,261,386)   (13,203,004)   (35,339,503)   (11,079,969)   (29,151,596)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease)                   $ (23,580,028) $ (19,660,957) $  (9,309,569) $ (30,477,083) $  (9,717,533) $ (26,198,591)
                                          =============  =============  =============  =============  =============  =============

                                                 CLASS T SHARES                 CLASS I SHARES                CLASS Q SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS       YEAR         SIX MONTHS        YEAR
                                               ENDED         ENDED           ENDED         ENDED           ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                               2003           2003           2003          2003            2003           2003
                                           ------------   ------------   ------------   ------------   ------------   ------------
SMALLCAP OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                      31,584             --         78,915        167,562            440         18,182
Shares redeemed                                (135,877)      (110,464)       (62,264)      (146,229)       (16,798)      (120,129)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
  outstanding                                  (104,293)      (110,464)       413,779         21,333        (16,358)      (101,947)
                                           ============   ============   ============   ============   ============   ============

SMALLCAP OPPORTUNITIES ($)
Shares sold                                $  1,010,979   $         --   $  1,691,207   $  2,851,630   $     11,627   $    346,249
Shares redeemed                              (2,788,141)    (1,899,687)    (1,277,428)    (2,570,785)      (342,876)    (2,150,100)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                    $ (1,777,162)  $ (1,899,687)  $    413,779   $    280,845   $   (331,249)  $ (1,803,851)
                                           ============   ============   ============   ============   ============   ============

                                                     CLASS A SHARES                        CLASS B SHARES
                                           ----------------------------------    ----------------------------------
                                              SIX MONTHS            YEAR            SIX MONTHS           YEAR
                                                ENDED              ENDED              ENDED             ENDED
                                             NOVEMBER 30,         MAY 31,          NOVEMBER 30,        MAY 31,
                                                 2003               2003               2003              2003
                                           ---------------    ---------------    ---------------    ---------------
DISCIPLINED LARGECAP (NUMBER OF SHARES)
Shares sold                                         48,459          1,293,110            190,514            179,270
Shares redeemed                                   (311,276)        (1,518,287)          (556,290)        (1,981,016)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                (262,817)          (225,177)          (365,776)        (1,801,746)
                                           ===============    ===============    ===============    ===============

DISCIPLINED LARGECAP ($)
Shares sold                                $       176,664    $     8,987,874    $     1,532,513    $     1,245,114
Shares redeemed                                 (2,251,210)       (10,542,573)        (4,385,563)       (13,755,648)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease                               $    (2,074,546)   $    (1,554,699)   $    (2,853,050)   $   (12,510,534)
                                           ===============    ===============    ===============    ===============

                                                     CLASS C SHARES                        CLASS I SHARES
                                           ---------------    ---------------    ---------------    ---------------
                                              SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                ENDED              ENDED              ENDED              ENDED
                                             NOVEMBER 30,         MAY 31,          NOVEMBER 30,         MAY 31,
                                                 2003               2003               2003               2003
                                           ---------------    ---------------    ---------------    ---------------
DISCIPLINED LARGECAP (NUMBER OF SHARES)
Shares sold                                         22,962             77,832                 --                466
Shares redeemed                                   (368,353)        (1,596,429)                --                (10)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                     (345,391)        (1,518,597)                --                456
                                           ===============    ===============    ===============    ===============

DISCIPLINED LARGECAP ($)
Shares sold                                $       276,908    $       548,074    $            --    $         3,306
Shares redeemed                                 (2,948,147)       (10,962,505)                --                (73)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                    $    (2,671,239)   $   (10,414,431)   $            --    $         3,233
                                           ===============    ===============    ===============    ===============

                                                  CLASS A SHARES                CLASS B SHARES                CLASS C SHARES
                                          ----------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS        YEAR        SIX MONTHS       YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,
                                               2003           2003           2003           2003           2003          2003
                                          -------------  -------------   ------------  -------------   ------------   ------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                     626,962      1,637,596        287,562        342,031        105,359        455,850
Shares issued in merger                      14,679,883             --        443,560             --        235,540             --
Dividends reinvested                            191,553         58,790             --             52             --             20
Shares redeemed                              (1,554,049)    (4,837,146)      (743,285)    (2,535,432)       (94,691)      (471,682)
                                          -------------  -------------   ------------  -------------   ------------   ------------
Net increase (decrease) in shares
  outstanding                                13,944,349     (3,140,760)       (12,163)    (2,193,349)       246,208        (15,812)
                                          =============  =============   ============  =============   ============   ============

MAGNACAP ($)
Shares sold                               $   5,722,091  $  13,316,165   $  2,801,596  $   2,679,550   $  1,242,412   $  3,661,386
Shares issued in merger                     131,292,274             --      4,106,720             --      2,182,354             --
Dividends reinvested                          1,771,341        471,273             --            407             --            174
Shares redeemed                             (14,314,149)   (39,584,790)    (6,582,012)   (20,001,817)      (833,287)    (3,860,761)
                                          -------------  -------------   ------------  -------------   ------------   ------------
Net increase (decrease)                   $ 124,471,557  $ (25,797,352)  $    326,304  $ (17,321,860)  $  2,591,479   $   (199,201)
                                          =============  =============   ============  =============   ============   ============


                                                  CLASS M SHARES                CLASS Q SHARES                CLASS I SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS       YEAR         SIX MONTHS        YEAR
                                               ENDED          ENDED          ENDED         ENDED           ENDED          ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,      MAY 31,
                                               2003           2003           2003          2003            2003           2003
                                           ------------   ------------   ------------   ------------   ------------   ------------
MAGNACAP (NUMBER OF SHARES)
Shares sold                                      24,957         19,464             --             --             --            777
Shares issued in merger                              --             --            807             --              2             --
Dividends reinvested                                506             --          4,830          4,708             11             --
Shares redeemed                                (254,975)      (374,176)      (847,174)        (2,564)            (2)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
  outstanding                                  (229,512)      (354,712)      (841,537)         2,144             11            777
                                           ============   ============   ============   ============   ============   ============

MAGNACAP ($)
Shares sold                                $    219,676   $    155,322   $         --   $         --   $         --   $      6,557
Shares issued in merger                              --             --          7,766             --             18             --
Dividends reinvested                              4,431             --         40,556         37,713            101             --
Shares redeemed                              (2,267,097)    (3,054,885)    (7,709,767)       (38,330)           (18)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                    $ (2,042,990)  $ (2,899,563)  $ (7,661,445)  $       (617)  $        101   $      6,557
                                           ============   ============   ============   ============   ============   ============

                                                     CLASS A SHARES                        CLASS B SHARES
                                           ---------------    ---------------    ---------------    ---------------
                                              SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                 ENDED             ENDED               ENDED             ENDED
                                             NOVEMBER 30,         MAY 31,          NOVEMBER 30,         MAY 31,
                                                 2003              2003                2003              2003
                                           ---------------    ---------------    ---------------    ---------------
MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                                      1,020,618          1,049,073            619,320            818,080
Dividends reinvested                                    --             34,385                 --             18,033
Shares redeemed                                   (255,071)        (1,749,286)          (132,498)          (507,980)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                      765,547           (665,828)           486,822            328,133
                                           ===============    ===============    ===============    ===============

MIDCAP VALUE ($)
Shares sold                                $     9,750,292    $     7,733,617    $     5,878,403    $     6,257,727
Dividends reinvested                                    --            232,444                 --            121,903
Shares redeemed                                 (2,362,174)       (11,804,691)        (1,223,218)        (3,593,419)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                    $     7,388,118    $    (3,838,630)   $     4,655,185    $     2,786,211
                                           ===============    ===============    ===============    ===============

                                                 CLASS C SHARES                 CLASS I SHARES                CLASS Q SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS       YEAR         SIX MONTHS       YEAR
                                               ENDED          ENDED          ENDED         ENDED           ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                               2003            2003          2003          2003            2003          2003
                                           ------------   ------------   ------------   ------------   ------------   ------------
MIDCAP VALUE (NUMBER OF SHARES)
Shares sold                                     505,356        822,471         33,437         21,374             --            550
Dividends reinvested                                 --         13,972             --            562             --             42
Shares redeemed                                (280,390)      (341,110)          (327)        (5,297)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding              224,966        495,333         33,110         16,639             --            592
                                           ============   ============   ============   ============   ============   ============

MIDCAP VALUE ($)
Shares sold                                $  4,846,501   $  6,239,930   $    307,137   $    154,508   $         --   $      4,534
Dividends reinvested                                 --         94,463             --          3,799             --            285
Shares redeemed                              (2,473,030)    (2,367,968)        (2,949)       (36,094)            --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase                               $  2,373,471   $  3,966,425   $    304,188   $    122,213   $         --   $      4,819
                                           ============   ============   ============   ============   ============   ============

                                                     CLASS A SHARES                        CLASS B SHARES
                                           ----------------------------------    ----------------------------------
                                              SIX MONTHS          YEAR              SIX MONTHS           YEAR
                                                 ENDED            ENDED                ENDED             ENDED
                                             NOVEMBER 30,        MAY 31,           NOVEMBER 30,         MAY 31,
                                                 2003             2003                 2003              2003
                                           ---------------    ---------------    ---------------    ---------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                                        401,351            746,668            298,953            490,662
Dividends reinvested                                83,900             16,962             55,029              6,823
Shares redeemed                                   (155,622)        (1,197,761)          (111,490)          (364,790)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                      329,629           (434,131)           242,492            132,695
                                           ===============    ===============    ===============    ===============

SMALL CAP VALUE ($)
Shares sold                                $     4,583,685    $     6,815,426    $     3,335,227    $     4,485,147
Dividends reinvested                               940,522            145,698            611,375             58,605
Shares redeemed                                 (1,683,176)       (10,467,147)        (1,203,813)        (3,120,196)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                    $     3,841,031    $    (3,506,023)   $     2,742,789    $     1,423,556
                                           ===============    ===============    ===============    ===============

                                                  CLASS C SHARES                CLASS I SHARES                CLASS Q SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS       YEAR         SIX MONTHS       YEAR
                                               ENDED          ENDED          ENDED         ENDED           ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                               2003           2003           2003          2003            2003          2003
                                           ------------   ------------   ------------   ------------   ------------   ------------
SMALL CAP VALUE (NUMBER OF SHARES)
Shares sold                                     350,224        566,589          6,783         30,646             --             --
Dividends reinvested                             50,521          6,643          1,983            564              4             --
Shares redeemed                                (193,848)      (174,091)          (362)       (10,123)            --           (695)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
  outstanding                                   206,897        399,141          8,404         21,087              4           (695)
                                           ============   ============   ============   ============   ============   ============

SMALL CAP VALUE ($)
Shares sold                                $  3,960,905   $  5,189,793   $     74,578   $    286,003   $         --   $         --
Dividends reinvested                            560,781         57,003         22,291          4,835             49             --
Shares redeemed                              (2,130,817)    (1,484,104)        (3,887)       (78,363)            --         (7,606)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                    $  2,390,869   $  3,762,692   $     92,982   $    212,475   $         49   $     (7,606)
                                           ============   ============   ============   ============   ============   ============

                                                     CLASS A SHARES                        CLASS B SHARES
                                           ----------------------------------    ----------------------------------
                                              SIX MONTHS          YEAR              SIX MONTHS           YEAR
                                                 ENDED            ENDED                ENDED             ENDED
                                             NOVEMBER 30,        MAY 31,           NOVEMBER 30,         MAY 31,
                                                 2003             2003                 2003              2003
                                           ---------------    ---------------    ---------------    ---------------
CONVERTIBLE (NUMBER OF SHARES)
Shares sold                                        761,267            538,399            334,245            421,161
Dividends reinvested                                27,982             51,808             23,551             41,633
Shares redeemed                                   (473,546)        (1,397,320)          (502,882)        (1,662,300)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                      315,703           (807,113)          (145,086)        (1,199,506)
                                           ===============    ===============    ===============    ===============

CONVERTIBLE ($)

Shares sold                                $    12,627,379    $     8,104,116    $     6,191,468    $     6,866,145
Dividends reinvested                               460,270            762,272            424,608            674,288
Shares redeemed                                 (7,890,801)       (20,483,502)        (9,266,163)       (26,789,834)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                    $     5,196,848    $   (11,617,114)   $    (2,650,087)   $   (19,249,401)
                                           ===============    ===============    ===============    ===============

                                                     CLASS C SHARES                        CLASS Q SHARES
                                           ----------------------------------    ----------------------------------
                                             SIX MONTHS            YEAR             SIX MONTHS           YEAR
                                                ENDED              ENDED               ENDED             ENDED
                                            NOVEMBER 30,          MAY 31,          NOVEMBER 30,         MAY 31,
                                                2003               2003                2003              2003
                                           ---------------    ---------------    ---------------    ---------------
CONVERTIBLE (NUMBER OF SHARES)
Shares sold                                        318,526            283,725             12,883             17,167
Dividends reinvested                                18,668             32,094              2,508              8,275
Shares redeemed                                   (349,374)        (1,478,629)           (52,905)          (347,993)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                 (12,180)        (1,162,810)           (37,514)          (322,551)
                                           ===============    ===============    ===============    ===============

CONVERTIBLE ($)
Shares sold                                $     5,521,588    $     4,341,342    $       210,012    $       251,286
Dividends reinvested                               314,461            485,833             40,024            117,940
Shares redeemed                                 (6,068,021)       (22,218,447)          (854,367)        (4,929,175)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease                               $      (231,972)   $   (17,391,272)   $      (604,331)   $    (4,559,949)
                                           ===============    ===============    ===============    ===============

                                                     CLASS A SHARES                         CLASS B SHARES
                                           ----------------------------------    ----------------------------------
                                             SIX MONTHS            YEAR             SIX MONTHS           YEAR
                                                ENDED              ENDED               ENDED             ENDED
                                            NOVEMBER 30,          MAY 31,          NOVEMBER 30,         MAY 31,
                                                2003               2003                2003              2003
                                           ---------------    ---------------    ---------------    ---------------
EQUITY AND BOND (NUMBER OF SHARES)
Shares sold                                        610,750            804,559            198,592            235,194
Dividends reinvested                                38,995             87,922             13,657             20,392
Shares redeemed                                   (316,572)        (2,874,377)          (429,407)          (926,352)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                      333,173         (1,981,896)          (217,158)          (670,766)
                                           ===============    ===============    ===============    ===============

EQUITY AND BOND ($)
Shares sold                                $     7,372,632    $     8,696,083    $     2,660,027    $     2,763,564
Dividends reinvested                               458,409            945,153            172,958            237,706
Shares redeemed                                 (3,901,701)       (31,480,050)        (5,632,863)       (10,795,160)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                    $     3,929,340    $   (21,838,814)   $    (2,799,878)   $    (7,793,890)
                                           ===============    ===============    ===============    ===============

                                                  CLASS C SHARES                CLASS Q SHARES                CLASS T SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                            SIX MONTHS        YEAR        SIX MONTHS       YEAR         SIX MONTHS       YEAR
                                               ENDED          ENDED          ENDED         ENDED           ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                               2003           2003           2003          2003            2003          2003
                                           ------------   ------------   ------------   ------------   ------------   ------------
EQUITY AND BOND (NUMBER OF SHARES)
Shares sold                                     107,682        151,062         14,880          5,355             --            666
Dividends reinvested                             11,415         16,285            379            404             --          5,021
Shares redeemed                                (165,493)      (453,636)        (6,690)        (2,579)      (261,871)       (96,290)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
  outstanding                                   (46,396)      (286,289)         8,569          3,180       (261,871)       (90,603)
                                           ============   ============   ============   ============   ============   ============

EQUITY AND BOND ($)
Shares sold                                $  1,223,445   $  1,566,442   $    173,444   $     56,544   $         --   $      7,881
Dividends reinvested                            128,242        168,388          4,429          4,292             --         58,222
Shares redeemed                              (1,865,922)    (4,682,884)       (78,989)       (27,501)    (3,302,194)    (1,124,406)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)                    $    837,452   $ (2,948,054)  $     98,884   $     33,335   $ (3,302,194)  $ (1,058,303)
                                           ============   ============   ============   ============   ============   ============

                                                  CLASS A SHARES                CLASS B SHARES                 CLASS C SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                             SIX MONTHS      PERIOD       SIX MONTHS      PERIOD        SIX MONTHS      PERIOD
                                                ENDED         ENDED          ENDED         ENDED           ENDED         ENDED
                                            NOVEMBER 30,     MAY 31,     NOVEMBER 30,     MAY 31,      NOVEMBER 30,     MAY 31,
                                                2003         2003(1)         2003         2003(2)          2003         2003(3)
                                           ------------   ------------   ------------   ------------   ------------   ------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                                     469,919         94,587         55,600         16,002        200,117         13,845
Dividends reinvested                          27,082.00            341          2,283             28          8,763              7
Shares redeemed                                 (79,606)        (6,170)          (421)        (2,596)       (42,361)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding              417,395         88,758         57,462         13,434        166,519         13,852
                                           ============   ============   ============   ============   ============   ============

REAL ESTATE ($)
Shares sold                                $  4,563,688   $  1,008,855   $    671,496   $    165,222   $  2,406,837   $    156,401
Dividends reinvested                            323,153          3,536         27,387            294        107,569             74
Shares redeemed                                      --        (64,742)        (4,979)       (26,513)      (525,634)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase                               $  4,886,841   $    947,649   $    693,904   $    139,003   $  1,988,772   $    156,475
                                           ============   ============   ============   ============   ============   ============

----------
(1)  Commenced offering of shares on December 20, 2002.
(2)  Commenced offering of shares on November 20, 2002.
(3)  Commenced offering of shares on January 17, 2003.

                                                         CLASS I SHARES
                                           ------------------------------------------
                                            SIX MONTHS       PERIOD         YEAR
                                               ENDED          ENDED         ENDED
                                           NOVEMBER 30,      MAY 31,     OCTOBER 31,
                                               2003          2003(1)     2002(2)(3)
                                           ------------   ------------   ------------
REAL ESTATE (NUMBER OF SHARES)
Shares sold                                   1,795,165      2,062,228          2,943
Dividends reinvested                            577,473        115,070            343
Shares redeemed                                (936,769)      (962,686)        (1,331)
                                           ------------   ------------   ------------
Net increase in shares outstanding            1,435,869      1,214,612          1,955
                                           ============   ============   ============

REAL ESTATE ($)
Shares sold                                $ 21,312,932   $ 21,890,930   $     31,057
Dividends reinvested                          7,090,849      1,216,742          3,751
Shares redeemed                             (11,177,422)   (10,000,608)       (14,352)
                                           ------------   ------------   ------------
Net increase                               $ 17,226,359   $ 13,107,064   $     20,456
                                           ============   ============   ============

----------
(1)  Changed its fiscal year end to May 31.
(2)  Reflects history of a predecessor mutual fund (see Note 1)
(3)  Dollar amounts in thousands.

NOTE 10 -- SECURITIES LENDING

Under an agreement with Bank of New York
("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Cash collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2003, the Funds had securities on loan with the following market values:

                                VALUE OF
                               SECURITIES       VALUE OF
                                 LOANED        COLLATERAL
                              -------------   -------------
     Growth + Value           $  57,447,411   $  58,996,743
     LargeCap Growth             57,570,070      59,067,406
     MidCap Opportunities        46,618,611      47,739,843
     SmallCap Opportunities      72,495,947      74,561,535
     Disciplined LargeCap           531,895         544,335
     MagnaCap                    68,339,628      69,837,027
     MidCap Value                10,233,244      10,703,414
     SmallCap Value               6,698,302       7,076,010
     Convertible                 55,005,232      56,440,813
     Real Estate                  2,330,941       2,353,876

NOTE 11 -- WHEN ISSUED SECURITIES

The Equity and Bond Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 12 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for six months ended November 30, 2003 were as follows:

                   ORDINARY       LONG-TERM        RETURN
                    INCOME      CAPITAL GAINS    OF CAPITAL
                  ------------  -------------   ------------
MagnaCap          $  2,104,857  $          --   $         --
SmallCap Value              --      2,287,778             --
Convertible          1,968,913             --             --
Equity and Bond      1,041,843             --             --
Real Estate          4,485,166      6,014,297             --

The tax composition of dividends and distributions to shareholders for year ended May 31, 2003 was as follows:

                          ORDINARY        LONG-TERM      RETURN
                           INCOME       CAPITAL GAINS  OF CAPITAL
                         ------------   -------------  ------------
LargeCap Growth          $     39,544   $          --  $         --
SmallCap Opportunities             --      12,207,533            --
Large Company Value           667,555       2,912,638       561,447
MagnaCap                    1,362,303      57,821,108            --
Convertible                 5,995,821       1,501,596            --
Equity and Bond             4,225,295         143,651            --
Real Estate(1)(2)           4,948,496              --       282,791

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and other differences. To the extend that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2003:

                                 AMOUNT            EXPIRATION DATES
                             --------------        ----------------
Growth + Value               $  521,848,512            2009-2011
Growth Opportunities            463,537,631            2009-2011
LargeCap Growth                 418,624,352            2008-2011
MidCap Opportunities            183,253,255            2007-2011
SmallCap Opportunities           72,918,566            2008-2011
Disciplined LargeCap             43,471,296            2008-2011
Large Company Value              13,580,973                 2011
MagnaCap                         10,576,002                 2011
MidCap Value                      2,489,425                 2011
SmallCap Value                      370,613                 2011
Convertible                      99,314,637            2010-2011
Equity and Bond                   6,627,917            2010-2011
Real Estate(3)                    4,405,808            2007-2008

----------
(1)  For the Year ended October 31, 2002.
(2) Composition of dividends and distributions presented herein and within the financial statements may differ from final amounts reported based on the Fund's tax year end of December 31, 2002.
(3)  For the tax year ended December 31, 2002.

NOTE 13 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board of Directors, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                           INITIAL                                  PERCENT
                                                                         ACQUISITION                                OF NET
FUND                         SECURITY                     SHARES            DATE          COST             VALUE     ASSETS
---------------     ----------------------------          -------        -----------   ------------        -----    --------
Convertible         WinStar Communications, Inc.           51,932          11/06/98    $  2,364,096        $   5       0.00%
Equity and Bond     Dayton Superior Corp.                     400          08/31/01           7,446            4       0.00%
                    Iridium World Comm                        500          08/31/01          50,507            5       0.00%
                    North Atlantic Trading Co.                370          08/31/01               0            0       0.00%
                    SA Telecommunications, Inc.                --          08/06/96       2,000,000            0       0.00%
                    WinStar Communications, Inc.          500,000                           386,500           50       0.00%
                                                                                       ------------        -----       ----
                                                                                       $  2,444,453        $  59       0.00%
                                                                                       ============        =====       ====

NOTE 14 -- REORGANIZATION

On November 8, 2003, the MagnaCap Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of Large Company Value Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 - Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                             ACQUIRED FUND
                                                                                                               UNREALIZED
   ACQUIRING                   ACQUIRED               TOTAL NET ASSETS OF         TOTAL NET ASSETS OF         APPRECIATION
     FUND                        FUND                 ACQUIRED FUND (000)        ACQUIRING FUND (000)      (DEPRECIATION)(000)
-------------         ------------------------        -------------------        --------------------      -------------------
MagnaCap Fund         Large Company Value Fund            $  147,505                  $  230,749                $  9,420

NOTE 15 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading as well as reviewing their policies and procedures in this area.

NOTE 16 -- SUBSEQUENT EVENTS

On November 11, 2003, the Board of Trustees of ING Funds approved a proposal to reorganize the ING Growth + Value Fund and the ING Growth Opportunities Fund, "Disappearing Funds" into the ING MidCap Opportunities Fund, "Surviving Fund" (the "2004 Reorganization"). The proposed reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the 2004 Reorganization would take place late in the second quarter of 2004.

Effective December 1, 2003, the investment management fee for SmallCap Opportunities changed to the following annual rates based on average daily net assets:

     1.00% on first $100 million;
     0.90% on the next $150 million;
     0.80% on the next $250 million; and
     0.75% in excess of $500 million

ING
Growth +
Value
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                             VALUE
----------------------------------------------------------------------------
COMMON STOCK: 100.4%

                    AIRLINES: 1.5%
   224,400    @,L   Airtran Holdings, Inc.                    $    3,312,144
                                                              --------------
                                                                   3,312,144
                                                              --------------

                    APPAREL: 1.6%
    84,600     @    Coach, Inc.                                    3,370,464
                                                              --------------
                                                                   3,370,464
                                                              --------------

                    AUTO PARTS & EQUIPMENT: 1.0%
    20,000          Johnson Controls, Inc.                         2,188,800
                                                              --------------
                                                                   2,188,800
                                                              --------------

                    BANKS: 2.3%
    65,400          Banknorth Group, Inc.                          2,143,158
    74,800          UCBH Holdings, Inc.                            2,924,680
                                                              --------------
                                                                   5,067,838
                                                              --------------

                    BIOTECHNOLOGY: 4.7%
    77,200    @,L   Celgene Corp.                                  3,530,356
    66,300    @,L   Genzyme Corp.                                  3,098,862
    77,200    @,L   Integra Lifesciences Holdings
                      Corp.                                        2,423,308
    17,900     @    Invitrogen Corp.                               1,220,243
                                                              --------------
                                                                  10,272,769
                                                              --------------

                    BUILDING MATERIALS: 0.5%
    11,000     @    American Standard Cos., Inc.                   1,096,700
                                                              --------------
                                                                   1,096,700
                                                              --------------

                    COMMERCIAL SERVICES: 5.7%
    37,700     @    Alliance Data Systems Corp.                    1,130,246
    15,800    @,L   Apollo Group, Inc.                             1,090,674
    63,500     @    Career Education Corp.                         3,246,755
    50,200    @,L   Corporate Executive Board Co.                  2,439,720
    48,100     @    Education Management Corp.                     3,251,560
    33,100     @    Paychex, Inc.                                  1,273,357
                                                              --------------
                                                                  12,432,312
                                                              --------------

                    COMPUTERS: 4.9%
    43,400     @    CACI Intl., Inc.                               2,160,018
    30,700    @,L   Micros Systems, Inc.                           1,328,082
   123,600    @,L   Netscreen Technologies, Inc.                   3,114,720
   173,500    @,L   Network Appliance, Inc.                        4,009,585
                                                              --------------
                                                                  10,612,405
                                                              --------------

                    DISTRIBUTION/WHOLESALE: 0.5%
    74,100     @    Ingram Micro, Inc.                             1,080,378
                                                              --------------
                                                                   1,080,378

                                                              --------------

                    DIVERSIFIED FINANCIAL SERVICES: 1.0%
   170,700     @    Ameritrade Holding Corp.                       2,145,699
                                                              --------------
                                                                   2,145,699
                                                              --------------

                    ELECTRICAL COMPONENTS & EQUIPMENT: 1.2%
   122,400          American Power Conversion                      2,675,664
                                                              --------------
                                                                   2,675,664

                    ELECTRONICS: 7.2%

    45,000    @,L   Agilent Technologies, Inc.                     1,272,600
    97,050     @    Benchmark Electronics, Inc.                    3,564,647
    50,400    @,L   Dionex Corp.                                   2,367,792

   110,800     L    Gentex Corp.                              $    4,669,111
    93,000     @    Jabil Circuit, Inc.                            2,558,430
    36,100     @    Waters Corp.                                   1,154,478
                                                              --------------
                                                                  15,587,058
                                                              --------------

                    ENGINEERING & CONSTRUCTION: 2.1%
    57,500          Fluor Corp.                                    2,107,950
    53,100     @    Jacobs Engineering Group, Inc.                 2,439,414
                                                              --------------
                                                                   4,547,364
                                                              --------------

                    ENTERTAINMENT: 2.2%
    29,500          Gtech Holdings Corp.                           1,467,920
    97,300     L    International Game Technology                  3,375,337
                                                              --------------
                                                                   4,843,257
                                                              --------------

                    ENVIRONMENTAL CONTROL: 2.6%
    42,000     @    Stericycle, Inc.                               2,074,800
   138,800    @,L   Tetra Tech, Inc.                               3,539,400
                                                              --------------
                                                                   5,614,200
                                                              --------------

                    FOOD: 2.7%
    65,400     @    Dean Foods Co.                                 2,145,774
    95,300    @,L   Performance Food Group Co.                     3,746,243
                                                              --------------
                                                                   5,892,017
                                                              --------------

                    HEALTHCARE-PRODUCTS: 5.9%
    30,600    @,L   Advanced Neuromodulation
                      Systems, Inc.                                1,291,014
    36,400     @    Gen-Probe, Inc.                                1,263,808
    25,900     @    Inamed Corp.                                   2,029,524
    31,800    @,L   Patterson Dental Co.                           2,165,580
    34,100     @    St. Jude Medical, Inc.                         2,159,894
    35,500     @    Varian Medical Systems, Inc.                   2,449,855
    22,400    @,L   Zimmer Holdings, Inc.                          1,476,608
                                                              --------------
                                                                  12,836,283
                                                              --------------

                    HEALTHCARE-SERVICES: 1.7%
    37,300    @,L   Amsurg Corp.                                   1,387,933
    13,500    @,L   Anthem, Inc.                                     973,620
    22,400     @    Coventry Health Care, Inc.                     1,341,760
                                                              --------------
                                                                   3,703,313
                                                              --------------

                    HOME FURNISHINGS: 0.9%
    13,700          Harman Intl. Industries, Inc.                  1,866,899
                                                              --------------
                                                                   1,866,899
                                                              --------------

                    HOUSEHOLD PRODUCTS/WARES: 0.5%
    37,800     @    Yankee Candle Co., Inc.                        1,115,856
                                                              --------------
                                                                   1,115,856
                                                              --------------

                    INSURANCE: 1.5%
    18,400          MBIA, Inc.                                     1,069,408
    62,100          WR Berkley Corp.                               2,120,715
                                                              --------------
                                                                   3,190,123
                                                              --------------

                    INTERNET: 0.9%
   107,550    @,L   United Online, Inc.                            1,958,486
                                                              --------------
                                                                   1,958,486
                                                              --------------

                    MACHINERY-DIVERSIFIED: 1.5%
    72,300          Cognex Corp.                                   1,986,081
    38,700          Rockwell Automation, Inc.                      1,286,775
                                                              --------------
                                                                   3,272,856
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
Growth +
Value
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                             VALUE
----------------------------------------------------------------------------
                    MEDIA: 1.1%
    65,100    @,L   Univision Communications, Inc.            $    2,348,808
                                                              --------------
                                                                   2,348,808
                                                              --------------

                    MISCELLANEOUS MANUFACTURING: 1.1%
    29,100     L    Danaher Corp.                                  2,421,120
                                                              --------------
                                                                   2,421,120
                                                              --------------

                    OFFICE/BUSINESS EQUIPMENT: 1.0%
   185,500    @,L   Xerox Corp.                                    2,259,390
                                                              --------------
                                                                   2,259,390
                                                              --------------

                    OIL AND GAS: 4.8%
   189,100     L    Chesapeake Energy Corp.                        2,307,020
    91,200     @    Evergreen Resources, Inc.                      2,556,336
    87,000          Patina Oil & Gas Corp.                         3,904,560
    56,400     @    Patterson-UTI Energy, Inc.                     1,620,372
                                                              --------------
                                                                  10,388,288
                                                              --------------

                    PHARMACEUTICALS: 4.7%
    26,700     @    AdvancePCS                                     1,486,122
    26,200     L    Allergan, Inc.                                 1,957,926
    89,400          Mylan Laboratories                             2,263,608
   113,200          Omnicare, Inc.                                 4,518,944
       400     @    Pharmaceutical Resources, Inc.                    29,032
                                                              --------------
                                                                  10,255,632
                                                              --------------

                    RETAIL: 12.7%
    33,200          Applebees Intl., Inc.                          1,285,172
    26,000    @,L   Autozone, Inc.                                 2,487,160
    51,300          CBRL Group, Inc.                               2,116,125
   100,400    @,L   Chico's Fas, Inc.                              3,853,351
    49,800          Dollar General Corp.                           1,051,776
   122,100     @    HOT Topic, Inc.                                3,638,580
    48,800     L    Michaels Stores, Inc.                          2,305,800
    42,300    @,L   Panera Bread Co.                               1,648,854
    44,000          Petsmart, Inc.                                 1,063,040
    29,400          Regis Corp.                                    1,203,930
    81,200    @,L   Sonic Corp.                                    2,506,644
    22,600          Tiffany & Co.                                  1,024,910
    78,400     @    Tractor Supply Co.                             3,413,536
                                                              --------------
                                                                  27,598,878
                                                              --------------

                    SAVINGS AND LOANS: 1.7%
    23,600          Independence Community Bank                      872,728
    72,200          New York Community
                      Bancorp, Inc.                                2,804,970
                                                              --------------
                                                                   3,677,698
                                                              --------------

                    SEMICONDUCTORS: 5.2%
   111,100    @,L   Altera Corp.                                   2,814,163
    91,400    @,L   Broadcom Corp.                                 3,329,702
    58,200          Linear Technology Corp.                        2,510,748
    71,200    @,L   Xilinx, Inc.                                   2,676,408
                                                              --------------
                                                                  11,331,021
                                                              --------------

                    SOFTWARE: 7.1%
    62,200     L    Adobe Systems, Inc.                            2,570,104
    91,800    @,L   Avid Technology, Inc.                          4,854,384
    26,300          National Instruments Corp.                     1,190,601
   143,400     @    Packeteer, Inc.                                2,720,155
   107,200     @    Veritas Software Corp.                         4,075,851
                                                              --------------
                                                                  15,411,095
                                                              --------------

                    TELECOMMUNICATIONS: 3.1%
    19,500     L    Adtran, Inc.                              $    1,283,490
    70,900    @,L   Foundry Networks, Inc.                         1,868,924
    92,420    @,L   Utstarcom, Inc.                                3,500,870
                                                              --------------
                                                                   6,653,284
                                                              --------------

                    TEXTILES: 1.3%
    40,400     @    Mohawk Industries, Inc.                        2,912,032
                                                              --------------
                                                                   2,912,032
                                                              --------------

                    TRANSPORTATION: 2.0%
    56,400          CH Robinson Worldwide, Inc.                    2,218,212
    38,700     @    Forward Air Corp.                              1,100,628
    47,100     @    Swift Transportation Co., Inc.                   938,232
                                                              --------------
                                                                   4,257,072
                                                              --------------
                    Total Common Stock
                      (Cost $171,925,517)                        218,197,203
                                                              --------------

PRINCIPAL
AMOUNT                                                            VALUE
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.8%

              REPURCHASE AGREEMENT: 0.8%
$ 1,682,000   Morgan Stanley Repurchase
               Agreement, 1.030%, due 12/01/03,
               $1,682,144 to be received upon
               repurchase (Collateralized by
               $1,745,000 Student Loan Marketing
               Association, 0.000%, Market Value
               $1,710,784 due 12/18/03                             1,682,000
                                                              --------------
              Total Short-term Investments
               (Cost $1,682,000)                                   1,682,000
                                                              --------------
              TOTAL INVESTMENTS IN
                SECURITIES
                (COST $173,607,517)*                  101.2%  $  219,879,203
              OTHER ASSETS AND
                LIABILITIES-NET                        (1.2)      (2,569,857)
                                                      -----   --------------
              NET ASSETS                              100.0%  $  217,309,346
                                                      =====   ==============

@    Non-income producing security
L Loaned security, a portion or all of the security is on loan at November 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                  $   47,008,445
               Gross Unrealized Depreciation                        (736,759)
                                                              --------------
               Net Unrealized Appreciation                    $   46,271,686
                                                              ==============

                 See Accompanying Notes to Financial Statements

ING
Growth
Opportunities
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                             VALUE
----------------------------------------------------------------------------
COMMON STOCK: 97.4%

                    AIRLINES: 0.5%
    60,000     @    Airtran Holdings, Inc.                    $      885,600
                                                              --------------
                                                                     885,600
                                                              --------------

                    APPAREL: 1.5%
    69,000     @    Coach, Inc.                                    2,748,960
                                                              --------------
                                                                   2,748,960
                                                              --------------

                    AUTO PARTS AND EQUIPMENT: 1.3%
    21,900          Johnson Controls, Inc.                         2,396,736
                                                              --------------
                                                                   2,396,736
                                                              --------------

                    BANKS: 1.0%
    54,600          Banknorth Group, Inc.                          1,789,242
                                                              --------------
                                                                   1,789,242
                                                              --------------

                    BIOTECHNOLOGY: 4.4%

    28,600     @    Amgen, Inc.                                    1,644,786
    64,10 0    @    Celgene Corp.                                  2,931,293
    58,200     @    Digene Corp.                                   2,313,450
    14,600     @    Invitrogen Corp.                                 995,282
                                                              --------------
                                                                   7,884,811
                                                              --------------

                    BUILDING MATERIALS: 0.5%
     9,200     @    American Standard Cos., Inc.                     917,240
                                                              --------------
                                                                     917,240
                                                              --------------

                    COMMERCIAL SERVICES: 4.8%
    32,300     @    Alliance Data Systems Corp.                      968,354
    53,100     @    Career Education Corp.                         2,715,003
     9,300     @    Corporate Executive Board Co.                    451,980
    39,000     @    Education Management Corp.                     2,636,400
    17,400          Strayer Education, Inc.                        1,944,102
                                                              --------------
                                                                   8,715,839
                                                              --------------

                    COMPUTERS: 6.5%
    41,100     @    CACI Intl., Inc.                               2,045,547
    58,100     @    Dell, Inc.                                     2,004,450
   299,400     @    EMC Corp.                                      4,113,756
   154,200     @    Network Appliance, Inc.                        3,563,562
                                                              --------------
                                                                  11,727,315
                                                              --------------

                    DISTRIBUTION/WHOLESALE: 0.5%
    61,600     @    Ingram Micro, Inc.                               898,128
                                                              --------------
                                                                     898,128
                                                              --------------

                    DIVERSIFIED FINANCIAL SERVICES: 2.0%
   144,000     @    Ameritrade Holding Corp.                       1,810,080
    38,300          Citigroup, Inc.                                1,801,632
                                                              --------------
                                                                   3,611,712
                                                              --------------

                    ELECTRONICS: 4.5%
    37,000     @    Agilent Technologies, Inc.                     1,046,360
    92,200          Gentex Corp.                                   3,885,308
    46,400     @    Jabil Circuit, Inc.                            1,276,464
    62,500     @    Waters Corp.                                   1,998,750
                                                              --------------
                                                                   8,206,882
                                                              --------------

                    ENGINEERING AND CONSTRUCTION: 2.2%
    50,000          Fluor Corp.                                    1,833,000
    47,500     @    Jacobs Engineering Group, Inc.                 2,182,150
                                                              --------------
                                                                   4,015,150
                                                              --------------

                    ENTERTAINMENT: 0.6%
    32,200          International Game Technology             $    1,117,018
                                                              --------------
                                                                   1,117,018
                                                              --------------

                    FOOD: 2.4%
    59,400     @    Dean Foods Co.                                 1,948,914
    25,800     @    Performance Food Group Co.                     1,014,198
    36,400          Sysco Corp.                                    1,322,048
                                                              --------------
                                                                   4,285,160
                                                              --------------

                    HEALTHCARE-PRODUCTS: 7.5%
    22,100     @    Advanced Neuromodulation
                    Systems, Inc.                                    932,399
    41,200     @    Boston Scientific Corp.                        1,478,668
    30,000     @    Gen-Probe, Inc.                                1,041,600
    11,200     @    Inamed Corp.                                     877,632
    36,600          Medtronic, Inc.                                1,654,320
    26,600     @    Patterson Dental Co.                           1,811,460
    34,415     @    St. Jude Medical, Inc.                         2,179,846
    16,400     @    Varian Medical Systems, Inc.                   1,131,764
    38,600     @    Zimmer Holdings, Inc.                          2,544,512
                                                              --------------
                                                                  13,652,201
                                                              --------------

                    HEALTHCARE-SERVICES: 2.3%
    25,500     A    Aetna, Inc.                                    1,641,690
     8,900     @    Coventry Health Care, Inc.                       533,110
    36,800          UnitedHealth Group, Inc.                       1,983,520
                                                              --------------
                                                                   4,158,320
                                                              --------------

                    HOUSEHOLD PRODUCTS/WARES: 0.6%
    35,700     @    Yankee Candle Co., Inc.                        1,053,864
                                                              --------------
                                                                   1,053,864
                                                              --------------

                    INSURANCE: 2.6%
    41,000          Aflac, Inc.                                    1,474,770
    18,200          American Intl. Group                           1,054,690
    14,800          MBIA, Inc.                                       860,176
    40,500          WR Berkley Corp.                               1,383,075
                                                              --------------
                                                                   4,772,711
                                                              --------------

                    INTERNET: 1.6%
    89,000     @    InterActiveCorp.                               2,923,650
                                                              --------------
                                                                   2,923,650
                                                              --------------

                    MACHINERY-DIVERSIFIED: 2.0%
    60,300          Cognex Corp.                                   1,656,441
    59,100          Rockwell Automation, Inc.                      1,965,075
                                                              --------------
                                                                   3,621,516
                                                              --------------

                    MEDIA: 2.0%
    33,500     @    Echostar Communications Corp.                  1,155,080
    26,500     @    Univision Communications, Inc.                   956,120
    38,000          Viacom, Inc.                                   1,494,160
                                                              --------------
                                                                   3,605,360
                                                              --------------

                    MISCELLANEOUS MANUFACTURING: 1.1%
    24,900          Danaher Corp.                                  2,071,680
                                                              --------------
                                                                   2,071,680
                                                              --------------

                    OIL AND GAS: 6.4%
    44,915          Apache Corp.                                   3,224,897
   156,900          Chesapeake Energy Corp.                        1,914,180
    48,755   @,@@   Nabors Industries Ltd.                         1,809,786
    87,200     @    Patterson-UTI Energy, Inc.                     2,505,256

                 See Accompanying Notes to Financial Statements

ING
Growth
Opportunities
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                             VALUE
----------------------------------------------------------------------------
                    OIL AND GAS (CONTINUED)
    85,400          XTO Energy, Inc.                          $    2,158,912
                                                              --------------
                                                                  11,613,031
                                                              --------------
                    PHARMACEUTICALS: 6.4%
    54,600     @    AdvancePCS                                     3,039,036
    11,800          Allergan, Inc.                                   881,814
    72,600          Mylan Laboratories                             1,838,232
   101,088          Omnicare, Inc.                                 4,035,433
    55,300          Pfizer, Inc.                                   1,855,315
                                                              --------------
                                                                  11,649,830
                                                              --------------
                    RETAIL: 12.6%
    26,700          Applebees Intl., Inc.                          1,033,557
    10,900     @    Autozone, Inc.                                 1,042,694
    48,400          CBRL Group, Inc.                               1,996,500
    78,400     @    Chico's FAS, Inc.                              3,008,992
    41,600          Dollar General Corp.                             878,592
    70,950     @    HOT Topic, Inc.                                2,114,310
    39,900          Michaels Stores, Inc.                          1,885,275
    58,875     @    Pacific Sunwear of California                  1,339,995
    35,100     @    Panera Bread Co.                               1,368,198
    64,500          Petsmart, Inc.                                 1,558,320
    24,400          Regis Corp.                                      999,180
    34,000     @    Sonic Corp.                                    1,049,580
   118,500     @    Staples, Inc.                                  3,217,275
    26,300          Tiffany & Co.                                  1,192,705
                                                              --------------
                                                                  22,685,173
                                                              --------------

                    SAVINGS AND LOANS: 1.0%
    19,600          Independence Community Bank                      724,808
    25,700          New York Community
                    Bancorp, Inc.                                    998,445
                                                              --------------
                                                                   1,723,253
                                                              --------------

                    SEMICONDUCTORS: 7.7%
   156,800     @    Altera Corp.                                   3,971,744
    75,500     @    Broadcom Corp.                                 2,750,465
    50,600          Linear Technology Corp.                        2,182,884
   130,000     @    Xilinx, Inc.                                   4,886,700
                                                              --------------
                                                                  13,791,793
                                                              --------------

                    SOFTWARE: 4.2%
    43,500          Adobe Systems, Inc.                            1,797,420
    34,200     @    Avid Technology, Inc.                          1,808,496
   104,914     @    Veritas Software Corp.                         3,988,935
                                                              --------------
                                                                   7,594,851
                                                              --------------

                    TELECOMMUNICATIONS: 4.3%
   123,300     @    Cisco Systems, Inc.                            2,793,978
    66,800     @    Nextel Communications, Inc.                    1,692,044
    86,400     @    Utstarcom, Inc.                                3,272,832
                                                              --------------
                                                                   7,758,854
                                                              --------------

                    TEXTILES: 1.4%
    33,900     @    Mohawk Industries, Inc.                        2,443,512
                                                              --------------
                                                                   2,443,512
                                                              --------------

                    TRANSPORTATION: 1.0%
    35,500     @    Forward Air Corp.                              1,009,620
    39,100     @    Swift Transportation Co., Inc.                   778,872
                                                              --------------
                                                                   1,788,492
                                                              --------------
                    Total Common Stock
                    (Cost $137,300,063)                          176,107,884
                                                              --------------

MUTUAL FUNDS: 2.5%

                    EQUITY FUND: 2.5%
    43,600          Midcap Spdr Trust Series 1                $    4,544,864
                                                              --------------
                    Total Mutual Funds
                      (Cost $4,406,166)                            4,544,864
                                                              --------------
                    Total Long-Term Investments
                      (Cost $141,706,229)                     $  180,652,748
                                                              --------------

PRINCIPAL
AMOUNT                                                            VALUE
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.4%

                  REPURCHASE AGREEMENT: 0.4%

$  790,000        Morgan Stanley Repurchase
                    Agreement dated 11/28/03,
                    1.030%, due 12/01/03,
                    $790,068 to be received upon
                    repurchase (Collateralized by
                    $805,000 Student Loan Marketing
                    Association,  0.000%, Market Value
                    $805,000, due 12/18/03 and
                    $10,000 U.S. Treasury Bill,
                    0.000%, Market Value $9,996,
                    due 12/11/03)                                    790,000
                                                              --------------
                  Total Short-term Investments
                    (Cost $790,000)                                  790,000
                                                              --------------
                  TOTAL INVESTMENTS IN
                    SECURITIES
                    (COST $142,496,229)*          100.3%      $  181,442,748
                  OTHER ASSETS AND
                    LIABILITIES-NET                (0.3)            (519,757)
                                                  -----       --------------
                  NET ASSETS                      100.0%      $  180,922,991
                                                  =====       ==============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation             $   40,138,947
                    Gross Unrealized Depreciation                 (1,192,428)
                                                              --------------
                    Net Unrealized Appreciation               $   38,946,519
                                                              ==============

                 See Accompanying Notes to Financial Statements

ING
LargeCap
Growth
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                             VALUE
----------------------------------------------------------------------------
COMMON STOCK: 98.0%

                    ADVERTISING: 3.5%
   114,930          Omnicom Group                             $    9,155,324
                                                              --------------
                                                                   9,155,324
                                                              --------------

                    BIOTECHNOLOGY: 0.7%
    40,480     @    Genzyme Corp.                                  1,892,035
                                                              --------------
                                                                   1,892,035
                                                              --------------

                    COMMERCIAL SERVICES: 7.5%
   178,760    @,L   Apollo Group, Inc.                            12,339,803
    43,700          McKesson Corp.                                 1,276,040
   103,200          Moody's Corp.                                  5,911,296
                                                              --------------
                                                                  19,527,139
                                                              --------------

                    COMPUTERS: 8.9%
   361,940     @    Dell, Inc.                                    12,486,930
   374,680     @    EMC Corp.                                      5,148,103
   178,510    @@    Seagate Technology, Inc.                       3,525,573
    83,170     @    Sungard Data Systems, Inc.                     2,247,253
                                                              --------------
                                                                  23,407,859
                                                              --------------

                    DIVERSIFIED FINANCIAL SERVICES: 10.5%
    45,590     L    Capital One Financial Corp.                    2,722,635
   133,090          Citigroup, Inc.                                6,260,554
   127,460          Countrywide Financial Corp.                   13,459,776
    34,770          Fannie Mae                                     2,433,900
    53,110          Franklin Resources, Inc.                       2,540,251
                                                              --------------
                                                                  27,417,116
                                                              --------------

                    HEALTHCARE-PRODUCTS: 4.2%
   192,890          Guidant Corp.                                 10,950,365
                                                              --------------
                                                                  10,950,365
                                                              --------------

                    HOME BUILDERS: 1.4%
    36,490          Lennar Corp.                                   3,572,371
                                                              --------------
                                                                   3,572,371
                                                              --------------

                    INSURANCE: 1.8%
   132,700    @@    ACE Ltd.                                       4,836,915
                                                              --------------
                                                                   4,836,915
                                                              --------------

                    INTERNET: 10.9%
   140,490    @,L   eBay, Inc.                                     7,846,367
    65,330     L    InterActiveCorp.                               2,146,091
   211,420    @,L   Symantec Corp.                                 6,940,919
   273,330    @,L   Yahoo!, Inc.                                  11,747,722
                                                              --------------
                                                                  28,681,099
                                                              --------------

                    MEDIA: 9.0%
    59,340     L    Clear Channel
                      Communications, Inc.                         2,481,005
   190,630     L    Comcast Corp.                                  5,747,495
    72,850     L    Cox Communications, Inc.                       2,469,615
   159,120          Echostar Communications Corp.                  5,486,458
   202,980    @,L   Univision Communications, Inc.                 7,323,518
                                                              --------------
                                                                   23,508,091
                                                              --------------
                    PHARMACEUTICALS: 14.6%
   110,320          Abbott Laboratories                       $    4,876,144
   208,630   @@,L   AstraZeneca PLC ADR                            9,586,548
   144,740     L    Eli Lilly & Co.                                9,923,373
   114,840     @    Forest Laboratories, Inc.                      6,274,858
    24,750    @,L   Gilead Sciences, Inc.                          1,452,330
    93,530     @    Medco Health Solutions, Inc.                   3,407,298
   157,520    @@    Serono SA ADR                                  2,721,946
                                                              --------------
                                                                  38,242,497
                                                              --------------

                    RETAIL: 4.5%
    96,080     @    Autozone, Inc.                                 9,191,013
    43,490          Best Buy Co., Inc.                             2,696,380
                                                              --------------
                                                                  11,887,393
                                                              --------------

                    SEMICONDUCTORS: 5.4%

   302,570    @,L   Altera Corp.                                   7,664,098
   130,460          Analog Devices, Inc.                           6,490,385
                                                              --------------
                                                                  14,154,483
                                                              --------------

                    SOFTWARE: 8.5%
   228,930     L    Bea Systems, Inc.                              2,907,411
   254,810     L    First Data Corp.                               9,644,559
    65,170    @,L   Mercury Interactive Corp.                      3,049,956
   255,020          Microsoft Corp.                                6,554,014
                                                              --------------
                                                                  22,155,940
                                                              --------------

                    TELECOMMUNICATIONS: 6.6%
    93,930    @@    Amdocs Ltd.                                    2,350,129
   865,300    @,L   Corning, Inc.                                  9,916,338
    41,076          NTL, Inc.                                      2,676,512
   151,010   @@,L   Telefonaktiebolaget LM
                      Ericsson ADR                                 2,452,402
                                                              --------------
                                                                  17,395,381
                                                              --------------
                    Total Common Stock

                     (Cost $227,643,719)                         256,784,008
                                                              --------------
                    TOTAL INVESTMENTS IN
                      SECURITIES (COST
                      $227,643,719)*         98.0%            $  256,784,008
                    OTHER ASSETS AND
                      LIABILITIES-NET         2.0                  5,156,454
                                            -----             --------------
                    NET ASSETS              100.0%            $  261,940,462
                                            =====             ==============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
PLC  Public Limited Company
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation             $   32,197,527
                    Gross Unrealized Depreciation                 (3,057,238)
                                                              --------------
                    Net Unrealized Appreciation               $   29,140,289
                                                              ==============

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                             VALUE
----------------------------------------------------------------------------
COMMON STOCK: 100.0%

                    AIRLINES: 0.4%
    52,000     @    Airtran Holdings, Inc.                    $      767,520
                                                              --------------
                                                                     767,520
                                                              --------------

                    APPAREL: 1.4%
    61,000     @    Coach, Inc.                                    2,430,240
                                                              --------------
                                                                   2,430,240
                                                              --------------

                    AUTO PARTS AND EQUIPMENT: 1.3%
    20,300          Johnson Controls, Inc.                         2,221,632
                                                              --------------
                                                                   2,221,632
                                                              --------------

                    BANKS: 1.6%
    24,700          Bank of Hawaii Corp.                           1,021,345
    53,300          Banknorth Group, Inc.                          1,746,641
                                                              --------------
                                                                   2,767,986
                                                              --------------
                    BIOTECHNOLOGY: 2.2%
    62,910   @,L    Celgene Corp.                                  2,876,874
    15,600    @     Invitrogen Corp.                               1,063,452
                                                              --------------
                                                                   3,940,326
                                                              --------------

                    BUILDING MATERIALS: 1.3%
    22,700     @    American Standard Cos., Inc.                   2,263,190
                                                              --------------
                                                                   2,263,190
                                                              --------------

                    CHEMICALS: 0.6%
    14,000          Praxair, Inc.                                  1,004,920
                                                              --------------
                                                                   1,004,920
                                                              --------------

                    COMMERCIAL SERVICES: 5.3%
    30,600     @    Alliance Data Systems Corp.                      917,388
    51,800     @    Career Education Corp.                         2,648,534
    40,500     @    Corporate Executive Board Co.                  1,968,300
    43,400     @    Education Management Corp.                     2,933,840
    25,800     @    Paychex, Inc.                                    992,526
                                                              --------------
                                                                   9,460,588
                                                              --------------

                    COMPUTERS: 2.9%
    42,000     @    CACI Intl., Inc.                               2,090,340
   134,300   @,L    Network Appliance, Inc.                        3,103,673
                                                              --------------
                                                                   5,194,013
                                                              --------------

                    DISTRIBUTION/WHOLESALE: 0.5%
    60,300     @    Ingram Micro, Inc.                               879,174
                                                              --------------
                                                                     879,174
                                                              --------------

                    DIVERSIFIED FINANCIAL SERVICES: 2.0%
   139,100   @,L    Ameritrade Holding Corp.                       1,748,487
    24,300          Bear Stearns Cos., Inc.                        1,760,778
                                                              --------------
                                                                   3,509,265
                                                              --------------

                    ELECTRICAL COMPONENTS & EQUIPMENT: 1.3%
   104,900          American Power Conversion                      2,293,114
                                                              --------------
                                                                   2,293,114
                                                              --------------

                    ELECTRONICS: 5.4%
    38,000   @,L    Agilent Technologies, Inc.                     1,074,640
   112,700     L    Gentex Corp.                                   4,749,178
    66,700     @    Jabil Circuit, Inc.                            1,834,917
    60,200     @    Waters Corp.                                   1,925,196
                                                              --------------
                                                                   9,583,931
                                                              --------------

                    ENGINEERING & CONSTRUCTION: 2.6%
    44,700     L    Fluor Corp.                               $    1,638,702
    63,700     @    Jacobs Engineering Group, Inc.                 2,926,378
                                                              --------------
                                                                   4,565,080
                                                              --------------

                    ENTERTAINMENT: 0.7%
    33,300     L    International Game Technology                  1,155,177
                                                              --------------
                                                                   1,155,177
                                                              --------------

                    FOOD: 2.2%
    58,000     @    Dean Foods Co.                                 1,902,980
    48,700    @,L   Performance Food Group Co.                     1,914,397
                                                              --------------
                                                                   3,817,377
                                                              --------------

                    HEALTHCARE-PRODUCTS: 7.0%
    30,800     @    Gen-Probe, Inc.                                1,069,376
    10,900     @    Inamed Corp.                                     854,124
    25,900    @,L   Patterson Dental Co.                           1,763,790
    35,400     @    St. Jude Medical, Inc.                         2,242,236
    60,200    @,L   Varian Medical Systems, Inc.                   4,154,402
    37,100    @,L   Zimmer Holdings, Inc.                          2,445,632
                                                              --------------
                                                                  12,529,560
                                                              --------------

                    HEALTHCARE-SERVICES: 2.2%
    23,300     A    Aetna, Inc.                                    1,500,054
    29,600     @    Amsurg Corp.                                   1,101,416
    11,500    @,L   Anthem, Inc.                                     829,380
     8,700     @    Coventry Health Care, Inc.                       521,130
                                                              --------------
                                                                   3,951,980
                                                              --------------

                    HOME FURNISHINGS: 0.9%

    12,100          Harman Intl. Industries, Inc.                  1,648,867
                                                              --------------
                                                                   1,648,867
                                                              --------------

                    HOUSEHOLD PRODUCTS/WARES: 0.6%
    37,200     @    Yankee Candle Co., Inc.                        1,098,144
                                                              --------------
                                                                   1,098,144
                                                              --------------

                    INSURANCE: 2.5%
    31,800          MBIA, Inc.                                     1,848,216
    48,500     @    Proassurance Corp.                             1,498,650
    31,150          WR Berkley Corp.                               1,063,773
                                                              --------------
                                                                   4,410,639
                                                              --------------

                    INTERNET: 1.1%
    59,200    @,L   InterActiveCorp.                               1,944,720
                                                              --------------
                                                                   1,944,720
                                                              --------------

                    MACHINERY-DIVERSIFIED: 3.1%
    58,400          Cognex Corp.                                   1,604,248
    73,300          Rockwell Automation, Inc.                      2,437,225
    21,900     @    Zebra Technologies Corp.                       1,392,183
                                                              --------------
                                                                   5,433,656
                                                              --------------

                    MEDIA: 2.0%
    40,900     @    Echostar Communications Corp.                  1,410,232
    59,300    @,L   Univision Communications, Inc.                 2,139,544
                                                              --------------
                                                                   3,549,776
                                                              --------------

                    MISCELLANEOUS MANUFACTURING: 1.1%
    23,000     L    Danaher Corp.                                  1,913,600
                                                              --------------
                                                                   1,913,600
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
MidCap
Opportunities
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                             VALUE
----------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT: 1.1%
   159,400    @,L   Xerox Corp.                               $    1,941,492
                                                              --------------
                                                                   1,941,492
                                                              --------------

                    OIL AND GAS: 5.4%
    26,100          Apache Corp.                                   1,873,980
    85,400     L    Chesapeake Energy Corp.                        1,041,880
    21,400          Devon Energy Corp.                             1,056,304
    23,900 @,@@,L   Nabors Industries Ltd.                           887,168
    94,100     @    Patterson-UTI Energy, Inc.                     2,703,493
    79,300     L    XTO Energy, Inc.                               2,004,704
                                                              --------------
                                                                   9,567,529
                                                              --------------

                    PHARMACEUTICALS: 5.7%
    49,900    @,L   AdvancePCS                                     2,777,434
    23,500     L    Allergan, Inc.                                 1,756,155
    71,150          Mylan Laboratories                             1,801,518
    93,800          Omnicare, Inc.                                 3,744,496
                                                              --------------
                                                                  10,079,603
                                                              --------------

                    RETAIL: 15.0%
    22,400    @,L   Autozone, Inc.                                 2,142,784
    40,900     @    Bed Bath & Beyond, Inc.                        1,727,616
    51,000          CBRL Group, Inc.                               2,103,750
    69,600    @,L   Chico's FAS, Inc.                              2,671,248
    40,600          Dollar General Corp.                             857,472
    99,000     @    HOT Topic, Inc.                                2,950,200
    41,000     L    Michaels Stores, Inc.                          1,937,250
    34,400    @,L   Panera Bread Co.                               1,340,912
    62,800          Petsmart, Inc.                                 1,517,248
    24,000          Regis Corp.                                      982,800
    62,100     @    Sonic Corp.                                    1,917,027
   123,400     @    Staples, Inc.                                  3,350,310
    57,700          Tiffany & Co.                                  2,616,695
    12,800     @    Tractor Supply Co.                               557,312
                                                              --------------
                                                                  26,672,624
                                                              --------------

                    SAVINGS AND LOANS: 1.8%
    19,100          Independence Community Bank                      706,318
    63,866          New York Community
                      Bancorp, Inc.                                2,481,194
                                                              --------------
                                                                   3,187,512
                                                              --------------

                    SEMICONDUCTORS: 5.9%
   113,700    @,L   Altera Corp.                                   2,880,021
    77,400    @,L   Broadcom Corp.                                 2,819,682
    47,800          Linear Technology Corp.                        2,062,092
    69,500    @,L   Xilinx, Inc.                                   2,612,505
                                                              --------------
                                                                  10,374,300
                                                              --------------

                    SOFTWARE: 6.9%
    53,600     L    Adobe Systems, Inc.                            2,214,752
    33,300    @,L   Avid Technology, Inc.                          1,760,904
    43,300     @    D&B Corp.                                      2,089,225
    59,500          Fair Isaac Corp.                               3,282,020
    81,800     @    Veritas Software Corp.                         3,110,118
                                                              --------------
                                                                  12,457,019
                                                              --------------

                    TELECOMMUNICATIONS: 1.7%
    77,425    @,L   Utstarcom, Inc.                           $    2,932,859
                                                              --------------
                                                                   2,932,859
                                                              --------------

                    TEXTILES: 1.3%
    32,600     @    Mohawk Industries, Inc.                        2,349,808
                                                              --------------
                                                                   2,349,808
                                                              --------------

                    TOYS/GAMES/HOBBIES: 0.5%
    28,400    @,L   Leapfrog Enterprises, Inc.                       891,760
                                                              --------------
                                                                     891,760
                                                              --------------

                    TRANSPORTATION: 2.5%
    68,900          CH Robinson Worldwide, Inc.                    2,709,837
    31,600     @    Forward Air Corp.                                898,704
    38,400   @,L    Swift Transportation Co., Inc.                   764,928
                                                              --------------
                                                                   4,373,469
                                                              --------------
                    Total Common Stock
                    (Cost $137,131,706)                          177,162,450
                                                              --------------

PRINCIPAL
AMOUNT                                                            VALUE
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.4%

               REPURCHASE AGREEMENT: 0.4%

$679,000       Morgan Stanley Repurchase
                Agreement dated 11/28/03,
                1.030%, due 12/01/03,
                $679,058 to be received upon
                repurchase (Collateralized by
                $690,000 Student Loan Marketing
                Association, 0.000%, Market Value
                $690,000, due 12/18/03 and
                $10,000 U.S. Treasury Bill, 0.000%,
                Market Value $9,996, due 12/11/03)                   679,000
                                                              --------------
               Total Short-term Investments
                (Cost $679,000)                                      679,000
                                                              --------------
               TOTAL INVESTMENTS IN
                SECURITIES
                (COST $137,810,706)*          100.4%          $  177,841,450
               OTHER ASSETS AND
                LIABILITIES-NET                (0.4)                (773,222)
                                              -----           --------------
               NET ASSETS                     100.0%          $  177,068,228
                                              =====           ==============

@    Non-income producing security
@@   Foreign Issuer
A    Related Party
L Loaned security, a portion or all of this security is on loan as of November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                 $   40,612,511
                Gross Unrealized Depreciation                       (581,767)
                                                              --------------
                Net Unrealized Appreciation                   $   40,030,744
                                                              ==============

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                              VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 96.1%

                    AEROSPACE/DEFENSE: 0.8%
    43,950          Engineered Support
                      Systems, Inc.                              $ 2,329,350
                                                                 -----------
                                                                   2,329,350
                                                                 -----------

                    AIRLINES: 1.2%
   252,200    @,L   Airtran Holdings, Inc.                         3,722,472
                                                                 -----------
                                                                   3,722,472
                                                                 -----------

                    BANKS: 4.2%
   136,300          Southwest Bancorp of
                    Texas, Inc.                                    5,210,749
    67,800          UCBH Holdings, Inc.                            2,650,980
    97,300          Westamerica Bancorporation                     5,137,440
                                                                 -----------
                                                                  12,999,169
                                                                 -----------

                    BIOTECHNOLOGY: 5.0%
    36,300    @,L   Celgene Corp.                                  1,659,999
   105,500    @,L   Digene Corp.                                   4,193,625
   144,000    @,L   Integra Lifesciences
                    Holdings Corp.                                 4,520,160
    82,985    @,L   Martek Biosciences Corp.                       5,040,509
                                                                 -----------
                                                                  15,414,293
                                                                 -----------

                    COMMERCIAL SERVICES: 5.5%
   216,300    @,L   Administaff, Inc.                              3,235,848
    61,400     @    Advisory Board Co.                             2,254,608
    51,000     @    Concorde Career Colleges, Inc.                 1,351,500
    44,300     @    Corporate Executive Board Co.                  2,152,980
    36,600    @,L   Education Management Corp.                     2,474,160
    48,400          Strayer Education, Inc.                        5,407,732
                                                                 -----------
                                                                  16,876,828
                                                                 -----------

                    COMPUTERS: 7.5%
   114,200     @    Anteon Intl. Corp.                             4,357,872
    67,200     @    CACI Intl., Inc.                               3,344,544
   167,100     @    Cognizant Technology
                    Solutions Corp.                                7,664,877
   259,800    @,L   Cray, Inc.                                     2,720,106
    88,600    @,L   Micros Systems, Inc.                           3,832,836
    47,700    @,L   Netscreen Technologies, Inc.                   1,202,040
                                                                 -----------
                                                                  23,122,275
                                                                 -----------

                    DISTRIBUTION/WHOLESALE: 1.8%
   153,100     @    SCP Pool Corp.                                 5,484,042
                                                                 -----------
                                                                   5,484,042
                                                                 -----------

                    ELECTRICAL COMPONENTS & EQUIPMENT: 1.5%
   111,300     @    Wilson Greatbatch
                    Technologies, Inc.                             4,663,470
                                                                 -----------
                                                                   4,663,470
                                                                 -----------

                    ELECTRONICS: 1.7%
   145,800    @,L   Benchmark Electronics, Inc.                    5,355,234
                                                                 -----------
                                                                   5,355,234
                                                                 -----------

                    ENTERTAINMENT: 2.8%

    81,500          GTECH Holdings Corp.                           4,055,440
    66,200     @    Penn National Gaming, Inc.                     1,563,644
   105,415    @,L   Shuffle Master, Inc.                           3,152,963
                                                                 -----------
                                                                   8,772,047
                                                                 -----------

                    ENVIRONMENTAL CONTROL: 2.4%
    29,400    @,L   Stericycle, Inc.                             $ 1,452,360
   237,200    @,L   Tetra Tech, Inc.                               6,048,600
                                                                 -----------
                                                                   7,500,960
                                                                 -----------

                    FOOD: 3.3%
    59,850          Flowers Foods, Inc.                            1,562,085
   141,600    @,L   Performance Food Group Co.                     5,566,296
    76,900     @    United Natural Foods, Inc.                     2,952,191
                                                                 -----------
                                                                  10,080,572
                                                                 -----------

                    HEALTHCARE-PRODUCTS: 7.3%
    82,350    @,L   Advanced Neuromodulation
                    Systems, Inc.                                  3,474,347
    74,300     @    Gen-Probe, Inc.                                2,579,696
    56,200     @    Inamed Corp.                                   4,403,832
   157,401     @    Kyphon, Inc.                                   4,312,787
    43,500    @,L   Techne Corp.                                   1,569,480
   256,520     @    Thoratec Corp.                                 3,614,367
    92,300     @    Wright Medical Group, Inc.                     2,571,478
                                                                 -----------
                                                                  22,525,987
                                                                 -----------

                    HEALTHCARE-SERVICES: 4.2%
   186,600     @    Amsurg Corp.                                   6,943,386
    63,000     @    Odyssey Healthcare, Inc.                       2,243,430
    42,600    @,L   Pediatrix Medical Group, Inc.                  2,285,916
   104,300     @    Province Healthcare Co.                        1,598,919
                                                                 -----------
                                                                  13,071,651
                                                                 -----------

                    HOUSEHOLD PRODUCTS/WARES: 0.9%
    97,600     @    Yankee Candle Co., Inc.                        2,881,152
                                                                 -----------
                                                                   2,881,152
                                                                 -----------

                    INSURANCE: 2.8%
    95,245     L    HCC Insurance Holdings, Inc.                   2,963,072
    63,700     @    Philadelphia Consolidated
                    Holding Co.                                    3,225,131
    83,600    @,L   Proassurance Corp.                             2,583,240
                                                                 -----------
                                                                   8,771,443
                                                                 -----------

                    INTERNET: 1.7%
    83,200     @    At Road, Inc.                                  1,047,488
    65,343    @,L   Digital Insight Corp.                          1,553,203
    74,700    @,L   Digital River, Inc.                            1,718,847
    48,570     @    eCollege.com, Inc.                             1,078,254
                                                                 -----------
                                                                   5,397,792
                                                                 -----------

                    LODGING: 1.0%
    98,600          Station Casinos, Inc.                          3,074,348
                                                                 -----------
                                                                   3,074,348
                                                                 -----------

                    MACHINERY-DIVERSIFIED: 1.3%
   148,760          Cognex Corp.                                   4,086,437
                                                                 -----------
                                                                   4,086,437
                                                                 -----------

                    MISCELLANEOUS MANUFACTURING: 1.1%
    11,200     @    Applied Films Corp.                              371,728
    68,400     @    Esco Technologies, Inc.                        2,907,000
                                                                 -----------
                                                                   3,278,728
                                                                 -----------

                    OIL AND GAS: 3.8%
   118,600    @,L   Evergreen Resources, Inc.                      3,324,358
    47,750          Patina Oil & Gas Corp.                         2,143,020

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Opportunities
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                              VALUE
--------------------------------------------------------------------------------
   184,600     @    Southwestern Energy Co.                      $ 3,767,686
   117,000     @    Unit Corp.                                     2,410,200
                                                                 -----------
                                                                  11,645,264
                                                                 -----------

                    PHARMACEUTICALS: 2.1%
    30,200    @,L   Pharmaceutical Resources, Inc.                 2,191,916
   133,749     @    VCA Antech, Inc.                               4,179,656
                                                                 -----------
                                                                   6,371,572
                                                                 -----------

                    RETAIL: 14.3%
    87,400     L    Applebees Intl., Inc.                          3,383,254
   137,800          CBRL Group, Inc.                               5,684,250
   135,200    @,L   Chico's FAS, Inc.                              5,188,976
    50,200    @,L   Dick's Sporting Goods, Inc.                    2,639,516
   216,975     @    HOT Topic, Inc.                                6,465,854
   100,400          MSC Industrial Direct Co.                      2,644,536
   240,842     @    Pacific Sunwear of California                  5,481,564
    59,400     @    Panera Bread Co.                               2,315,412
    72,800     @    Petco Animal Supplies, Inc.                    2,435,888
    31,200    @,L   PF Chang's China Bistro, Inc.                  1,684,176
    40,800          Regis Corp.                                    1,670,760
   110,300    @,L   Sonic Corp.                                    3,404,961
    20,000     @    Tractor Supply Co.                               870,800
                                                                 -----------
                                                                  43,869,947
                                                                 -----------

                    SEMICONDUCTORS: 5.5%
   131,500     @    Actel Corp.                                    3,604,415
   453,600     @    GlobespanVirata, Inc.                          2,785,104
   258,700    @,L   Kulicke & Soffa Industries, Inc. 4,263,376
    42,500     @    Mattson Technology, Inc.                         652,375
    88,700     @    Omnivision Technologies, Inc.                  5,779,692
                                                                 -----------
                                                                  17,084,962
                                                                 -----------

                    SOFTWARE: 5.1%
   126,000    @,L   Avid Technology, Inc.                          6,662,880
    53,700          Global Payments, Inc.                          2,437,980
   349,400     @    Packeteer, Inc.                                6,627,769
                                                                 -----------
                                                                  15,728,629
                                                                 -----------

                    TELECOMMUNICATIONS: 4.5%
    59,800     L    Adtran, Inc.                                   3,936,036
   320,600    @,L   Foundry Networks, Inc.                         8,451,016
    50,400    @,L   KVH Industries, Inc.                           1,589,616
                                                                 -----------
                                                                  13,976,668
                                                                 -----------

                    TOYS/GAMES/HOBBIES: 1.1%
    91,700    @,L   Leapfrog Enterprises, Inc.                     2,879,380
    21,200     @    RC2 Corp.                                        451,136
                                                                 -----------
                                                                   3,330,516
                                                                 -----------

                    TRANSPORTATION: 1.7%
    54,600     @    Forward Air Corp.                              1,552,824
   153,060     @    Knight Transportation, Inc.                    3,708,644
                                                                 -----------
                                                                   5,261,468
                                                                 -----------

                    Total Common Stock
                    (Cost $204,172,216)                          296,677,276
                                                                 -----------

MUTUAL FUNDS: 1.7%

                    EQUITY FUND: 1.7%
    85,965     L    I Shares Russell 2000 Growth
                      Index Fund                                 $ 5,097,725
                                                                 -----------
                    Total Mutual Funds
                      (Cost $4,221,164)                            5,097,725
                                                                 -----------
                    Total Long-Term Investments
                      (Cost $208,393,380)                        301,775,001
                                                                 -----------

PRINCIPAL
AMOUNT                                                              VALUE
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.6%

             REPURCHASE AGREEMENT: 2.6%
$7,950,000   Repurchase Agreement
               dated 11/28/03, 1.060%,
               due 12/01/03, $7,950,702 to
               be received upon repurchase
               (Collateralized by Federal
               National  Mortgage Association,
               4.750%, market value $7,950,563,
               due 02/21/2013), 1.06%,
               due 12/01/03                                        7,950,000
                                                               -------------
             Total Short-term Investments
               (Cost $7,950,000)                                   7,950,000
                                                               -------------
             TOTAL INVESTMENTS IN
               SECURITIES
               (COST $216,343,380)*       100.4%               $ 309,725,001
             OTHER ASSETS AND
               LIABILITIES-NET             (0.4)                  (1,221,684)
                                          -----                -------------
             NET ASSETS                   100.0%               $ 308,503,317
                                          =====                =============

@    Non-income producing security
L Loaned security, a portion or all of the security is on loan at November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                     $ 94,744,418
              Gross Unrealized Depreciation                       (1,362,797)
                                                                ------------
              Net Unrealized Appreciation                       $ 93,381,621
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
Disciplined
LargeCap
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                              VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 100.0%

                    ADVERTISING: 0.6%
     6,300          Omnicom Group                                $   501,858
                                                                 -----------
                                                                     501,858
                                                                 -----------

                    AEROSPACE/DEFENSE: 0.9%
     6,950          Boeing Co.                                       266,811
     4,350          Goodrich Corp.                                   119,669
     3,850          United Technologies Corp.                        329,944
                                                                 -----------
                                                                     716,424
                                                                 -----------

                    AGRICULTURE: 1.4%
    16,600          Altria Group, Inc.                               863,200
    11,450          Monsanto Co.                                     310,524
                                                                 -----------
                                                                   1,173,724
                                                                 -----------

                    APPAREL: 0.9%
     4,900          Jones Apparel Group, Inc.                        169,050
     8,200          Nike, Inc.                                       551,450
                                                                 -----------
                                                                     720,500
                                                                 -----------
                    AUTO MANUFACTURERS: 1.5%
    48,500          Ford Motor Co.                                   640,200
     4,250          General Motors Corp.                             181,815
     4,700   @      Paccar, Inc.                                     376,987
                                                                 -----------
                                                                   1,199,002
                                                                 -----------

                    AUTO PARTS & EQUIPMENT: 0.2%
    21,250          Delphi Corp.                                     186,575
                                                                 -----------
                                                                     186,575
                                                                 -----------

                    BANKS: 6.1%
    21,850          Bank of America Corp.                          1,648,145
     9,150          Bank One Corp.                                   396,744
    13,250          SouthTrust Corp.                                 425,988
    15,950          US Bancorp                                       441,975
    23,800          Wachovia Corp.                                 1,088,849
    13,500          Wells Fargo & Co.                                773,954
     3,750          Zions Bancorporation                             231,263
                                                                 -----------
                                                                   5,006,918
                                                                 -----------

                    BEVERAGES: 2.8%
    20,100          Coca-Cola Co.                                    934,650
    28,300          PepsiCo, Inc.                                  1,361,796
                                                                 -----------
                                                                   2,296,446
                                                                 -----------

                    BIOTECHNOLOGY: 0.7%
    10,464   @      Amgen, Inc.                                      601,785
                                                                 -----------
                                                                     601,785
                                                                 -----------

                    CHEMICALS: 0.6%
     7,550          Dow Chemical Co.                                 283,503
     5,850          Engelhard Corp.                                  174,447
     3,800    @     Hercules, Inc.                                    38,152
                                                                 -----------
                                                                     496,102
                                                                 -----------

                    COMMERCIAL SERVICES: 1.8%
    28,900   @      Cendant Corp.                                    640,424
     7,350          H&R Block, Inc.                                  399,032
    12,000   @      Paychex, Inc.                                    461,640
                                                                -----------
                                                                  1,501,096
                                                                -----------

                    COMPUTERS: 5.0%
    14,300   @      Apple Computer, Inc.                         $   299,156
    20,650   @      Dell, Inc.                                       712,425
    52,200   @      EMC Corp.                                        717,228
    22,937          Hewlett-Packard Co.                              497,504
    13,850   @      International Business
                     Machines Corp.                               1,253,979
     4,900   @      Lexmark Intl., Inc.                              379,260
    12,800   @      Network Appliance, Inc.                          295,808
    18,700          Seagate Technology, Inc.                              --
                                                                 -----------
                                                                   4,155,360
                                                                 -----------

                    COSMETICS/PERSONAL CARE: 3.0%
    23,750          Gillette Co.                                     801,088
    12,650          Kimberly-Clark Corp.                             685,883
    10,450          Procter & Gamble Co.                           1,005,708
                                                                 -----------
                                                                   2,492,679
                                                                 -----------

                    DIVERSIFIED FINANCIAL SERVICES: 9.2%
    10,700          American Express Co.                             489,097
     4,150          Bear Stearns Cos., Inc.                          300,709
     7,850          Capital One Financial Corp.                      468,802
    41,650          Citigroup, Inc.                                1,959,215
     4,800          Countrywide Financial Corp.                      506,880
     8,200          Fannie Mae                                       574,000
    34,550          JP Morgan Chase & Co.                          1,221,688
     8,000          Lehman Brothers Holdings, Inc.                   577,680
    17,950          Merrill Lynch & Co., Inc.                      1,018,663
     8,800          Morgan Stanley                                   486,464
                                                                 -----------
                                                                   7,603,198
                                                                 -----------

                    ELECTRIC: 2.7%
    23,250   @      AES Corp.                                        206,228
    12,750          Centerpoint Energy, Inc.                         123,675
     6,850          Constellation Energy Group, Inc.                 257,834
    14,150   @      Edison Intl.                                     288,943
     9,400          Exelon Corp.                                     581,108
     6,000          Southern Co.                                     175,620
    12,600          TXU Corp.                                        278,964
    16,550          Xcel Energy, Inc.                                276,385
                                                                 -----------
                                                                   2,188,757
                                                                 -----------

                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
     3,450          Emerson Electric Co.                             210,588
                                                                 -----------
                                                                     210,588
                                                                 -----------

                    ELECTRONICS: 0.4%
     4,300          Perkinelmer, Inc.                                 72,713
    19,300   @      Sanmina-SCI Corp.                                235,267
                                                                 -----------
                                                                     307,980
                                                                 -----------

                    FOOD: 1.1%
    18,900          Conagra Foods, Inc.                              463,050
    12,850          HJ Heinz Co.                                     463,885
                                                                 -----------
                                                                     926,935
                                                                 -----------

                    FOREST PRODUCTS & PAPER: 0.3%
     4,200          International Paper Co.                          156,282
     4,700   @      Louisiana-Pacific Corp.                           85,023
                                                                 -----------
                                                                     241,305
                                                                 -----------

                    HAND/MACHINE TOOLS: 0.1%
     2,550          Snap-On, Inc.                                     76,551
                                                                 -----------
                                                                      76,551
                                                                 -----------

                 See Accompanying Notes to Financial Statements

ING
Disciplined
LargeCap
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                             VALUE
--------------------------------------------------------------------------------
                    HEALTHCARE-PRODUCTS: 2.9%
    19,750     @    Boston Scientific Corp.                      $   708,828
     9,500          Guidant Corp.                                    539,315
    23,800          Johnson & Johnson                              1,173,102
                                                                 -----------
                                                                   2,421,245
                                                                 -----------

                    HEALTHCARE-SERVICES: 2.2%
     5,400     @    Anthem, Inc.                                     389,448
     6,400     @    Humana, Inc.                                     142,912
    13,850          UnitedHealth Group, Inc.                         746,515
     5,500     @    WellPoint Health Networks                        514,195
                                                                 -----------
                                                                   1,793,070
                                                                 -----------

                    HOME FURNISHINGS: 0.2%
     2,800          Whirlpool Corp.                                  191,296
                                                                 -----------
                                                                     191,296
                                                                 -----------

                    HOUSEHOLD PRODUCTS/WARES: 0.5%
     5,550          Fortune Brands, Inc.                             379,176
                                                                 -----------
                                                                     379,176
                                                                 -----------

                    INSURANCE: 4.0%
    11,300    @@    ACE Ltd.                                         411,885
    21,150          American Intl. Group                           1,225,642
     7,000          Chubb Corp.                                      458,150
     5,700          Cigna Corp.                                      305,805
     7,250          Lincoln National Corp.                           284,273
    15,250          Prudential Financial, Inc.                       596,428
                                                                 -----------
                                                                   3,282,183
                                                                 -----------

                    INTERNET: 0.8%
     5,200     @    eBay, Inc.                                       290,420
    11,400     @    Symantec Corp.                                   374,262
                                                                  ----------
                                                                     664,682
                                                                 -----------

                    MACHINERY-CONSTRUCTION & MINING: 0.3%
     2,900          Caterpillar, Inc.                                220,545
                                                                 -----------
                                                                     220,545
                                                                 -----------

                    MACHINERY-DIVERSIFIED: 0.9%
     8,150          Deere & Co.                                      499,025
     7,500          Rockwell Automation, Inc.                        249,375
                                                                 -----------
                                                                     748,400
                                                                 -----------

                    MEDIA: 2.4%
    17,750     @    Comcast Corp.                                    556,995
     6,500          McGraw-Hill Cos., Inc.                           445,250
    35,400     @    Time Warner, Inc.                                576,312
    16,100          Walt Disney Co.                                  371,749
                                                                 -----------
                                                                   1,950,306
                                                                 -----------

                    MINING: 0.5%
     7,300     @    Alcoa, Inc.                                      239,513
     3,600          Newmont Mining Corp.                             173,304
                                                                 -----------
                                                                     412,817
                                                                 -----------

                    MISCELLANEOUS MANUFACTURING: 5.4%
    14,300     @    3M Co.                                         1,130,272
     5,550          Danaher Corp.                                    461,760
    81,050          General Electric Co.                           2,323,703
     6,900          Honeywell Intl., Inc.                            204,861
    16,200    @@    Tyco Intl. Ltd.                                  371,790
                                                                 -----------
                                                                   4,492,386
                                                                 -----------

                    OFFICE/BUSINESS EQUIPMENT: 0.5%
     9,550          Pitney Bowes, Inc.                           $   379,613
                                                                 -----------
                                                                     379,613
                                                                 -----------

                    OIL AND GAS: 6.3%
    16,400          ChevronTexaco Corp.                            1,231,639
    13,678          ConocoPhillips                                   776,090
     8,250          Devon Energy Corp.                               407,220
    50,100          Exxon Mobil Corp.                              1,812,116
    12,300          Marathon Oil Corp.                               364,203
    12,200          Occidental Petroleum Corp.                       447,496
     2,850          Sunoco, Inc.                                     136,829
                                                                 -----------
                                                                   5,175,593
                                                                 -----------

                    PACKAGING AND CONTAINERS: 0.2%
     3,250     @    Sealed Air Corp.                                 171,503
                                                                 -----------
                                                                     171,503
                                                                 -----------

                    PHARMACEUTICALS: 4.9%
    12,800          Abbott Laboratories                              565,760
     9,200          Eli Lilly & Co.                                  630,752
    18,250          Merck & Co., Inc.                                740,950
    63,640          Pfizer, Inc.                                   2,135,122
                                                                 -----------
                                                                   4,072,584
                                                                 -----------

                    PIPELINES: 0.2%
    19,900          Williams Cos., Inc.                              186,662
                                                                 -----------
                                                                     186,662
                                                                 -----------

                    RETAIL: 10.8%
    10,950     @    Bed Bath & Beyond, Inc.                          462,528
     9,150          Best Buy Co., Inc.                               567,300
    13,850          CVS Corp.                                        518,821
     7,400          Federated Department Stores                      363,266
    25,700          Gap, Inc.                                        552,550
    35,450          Home Depot, Inc.                               1,303,141
     6,350          Lowe's Cos., Inc.                                370,205
    28,900          McDonald's Corp.                                 740,707
     6,500          RadioShack Corp.                                 202,475
    17,250     @    Staples, Inc.                                    468,338
    14,200     @    Starbucks Corp.                                  455,394
    35,500          Wal-Mart Stores, Inc.                          1,975,219
    22,100          Walgreen Co.                                     813,501
     4,250          Wendy's Intl., Inc.                              165,028
                                                                 -----------
                                                                   8,958,473
                                                                 -----------

                    SEMICONDUCTORS: 5.9%
    16,050     @    Altera Corp.                                     406,547
    35,400     @    Applied Materials, Inc.                          860,219
    80,150    Intel Corp.                                          2,679,414
     9,950          Maxim Integrated Products                        518,196
    13,100          Texas Instruments, Inc.                          389,856
                                                                 -----------
                                                                   4,854,232
                                                                 -----------

                    SOFTWARE: 5.0%
     8,550          Adobe Systems, Inc.                              353,286
     5,900     @    Citrix Systems, Inc.                             141,718
    10,450          IMS Health, Inc.                                 240,664
    86,700     S    Microsoft Corp.                                2,228,189
    39,950     @    Oracle Corp.                                     479,800
    17,800     @    Siebel Systems, Inc.                             234,604
    12,850     @    Veritas Software Corp.                           488,569
                                                                 -----------
                                                                   4,166,830
                                                                 -----------

                 See Accompanying Notes to Financial Statements

ING
Disciplined
LargeCap
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                             VALUE
--------------------------------------------------------------------------------
                    TELECOMMUNICATIONS: 5.1%
    15,850     @    Avaya, Inc.                                  $   215,560
    56,500     @    Cisco Systems, Inc.                            1,280,289
     6,250     @    Comverse Technology, Inc.                        120,188
    17,350          Motorola, Inc.                                   243,594
    29,450     @    Nextel Communications, Inc.                      745,969
     6,100          Qualcomm, Inc.                                   271,755
     6,100          Scientific-Atlanta, Inc.                         176,168
    35,250          Verizon Communications, Inc.                   1,155,142
                                                                 -----------
                                                                   4,208,665
                                                                 -----------

                    TOYS/GAMES/HOBBIES: 0.6%
     7,450          Hasbro, Inc.                                     164,720
    17,500          Mattel, Inc.                                     354,200
                                                                 -----------
                                                                     518,920
                                                                 -----------

                    TRANSPORTATION: 0.8%
     9,350          United Parcel Service, Inc.                      680,400
                                                                 -----------
                                                                     680,400
                                                                 -----------

                    Total Common Stock
                      (Cost $76,300,477)                          82,533,364
                                                                 -----------

PRINCIPAL
AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.5%

                    REPURCHASE AGREEMENT: 0.5%
$  432,000          Morgan Stanley Repurchase
                      Agreement dated 11/28/03,
                      1.030%, due 12/01/03, $432,037
                      to be recieved upon repurchase
                      (Collateralized by $450,000
                      Student Loan Government Fund,
                      0.000%, Market Value $441,176,
                      due 12/18/03)                                  432,000
                                                                 -----------
                    Total Short-term Investments
                      (Cost $432,000)                                432,000
                                                                 -----------

                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $76,732,477)*              100.5%  $  82,965,364
                    OTHER ASSETS AND
                      LIABILITIES-NET                   (0.5)       (411,090)
                                                       -----   -------------
                    NET ASSETS                         100.0%  $  82,554,274
                                                       =====   =============

@   Non-income producing security
@@  Foreign Issuer
S Segregated securities for when-issued or delayed delivery securities held at November 30, 2003.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation              $   7,050,699
                    Gross Unrealized Depreciation                   (815,621)
                                                               -------------
                    Net Unrealized Appreciation                $   6,235,078
                                                               =============

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 99.2%

                    AEROSPACE/DEFENSE: 3.1%
   145,900          General Dynamics Corp.                     $  11,798,933
                                                               -------------
                                                                  11,798,933
                                                               -------------

                    AGRICULTURE: 4.2%
   304,315     L    Altria Group, Inc.                            15,824,380
                                                               -------------
                                                                  15,824,380
                                                               -------------

                    APPAREL: 1.6%
    89,900          Nike, Inc.                                     6,045,775
                                                               -------------
                                                                   6,045,775
                                                               -------------

                    BANKS: 6.0%
   134,600          Bank of America Corp.                         10,152,878
   218,500          Wells Fargo & Co.                             12,526,605
                                                               -------------
                                                                  22,679,483
                                                               -------------

                    BUILDING MATERIALS: 1.7%
   238,200     L    Masco Corp.                                    6,479,040
                                                               -------------
                                                                   6,479,040
                                                               -------------

                    CHEMICALS: 4.1%
   247,200          Dow Chemical Co.                               9,282,360
    86,500          Praxair, Inc.                                  6,208,970
                                                               -------------
                                                                  15,491,330
                                                               -------------

                    COMPUTERS: 2.7%
   464,056          Hewlett-Packard Co.                           10,065,375
                                                               -------------
                                                                  10,065,375
                                                               -------------

                    COSMETICS/PERSONAL CARE: 2.6%
   181,200          Kimberly-Clark Corp.                           9,824,664
                                                               -------------
                                                                   9,824,664
                                                               -------------

                    DIVERSIFIED FINANCIAL SERVICES: 15.1%
   205,000          Citigroup, Inc.                                9,643,200
   180,000          Fannie Mae                                    12,600,000
   221,300          Freddie Mac                                   12,043,146
   210,400     L    Merrill Lynch & Co., Inc.                     11,940,200
   208,200     L    Morgan Stanley                                11,509,296
                                                               -------------
                                                                  57,735,842
                                                               -------------

                    ELECTRICAL COMPONENTS & EQUIPMENT: 3.4%
   209,800          Emerson Electric Co.                          12,806,192
                                                               -------------
                                                                  12,806,192
                                                               -------------

                    ELECTRONICS: 3.0%
   402,000    @@    Koninklijke Philips Electronics NV            11,424,840
                                                               -------------
                                                                  11,424,840
                                                               -------------

                    FOOD: 4.4%
   191,000    @@    Nestle SA ADR                                 11,097,100
    95,700    @@,L  Unilever NV                                    5,751,570
                                                               -------------
                                                                  16,848,670
                                                               -------------

                    FOREST PRODUCTS & PAPER: 1.7%
   173,100          International Paper Co.                        6,441,051
                                                               -------------
                                                                   6,441,051
                                                               -------------

                    HEALTHCARE-PRODUCTS: 2.4%
   192,700          Baxter Intl., Inc.                         $   5,360,914
    72,000     L    Beckman Coulter, Inc.                          3,682,800
                                                               -------------
                                                                   9,043,714
                                                               -------------

                    HEALTHCARE-SERVICES: 2.9%
    93,400     L    Quest Diagnostics                              6,815,398
   285,400    @,L   Tenet Healthcare Corp.                         4,169,694
                                                               -------------
                                                                  10,985,092
                                                               -------------

                    INSURANCE: 7.2%
   191,100          American Intl. Group                          11,074,245
    83,000          John Hancock Financial
                      Services, Inc.                               3,050,250
   267,600          Metlife, Inc.                                  8,747,844
   119,300          Prudential Financial, Inc.                     4,665,823
                                                               -------------
                                                                  27,538,162
                                                               -------------

                    MEDIA: 2.7%
   116,900          Gannett Co., Inc.                             10,123,540
                                                               -------------
                                                                  10,123,540
                                                               -------------

                    MISCELLANEOUS MANUFACTURING: 3.8%
   481,000          Honeywell Intl., Inc.                         14,280,890
                                                               -------------
                                                                  14,280,890
                                                               -------------

                    OIL AND GAS: 12.1%
   126,000          Apache Corp.                                   9,046,800
   207,900    @@,L  BP PLC ADR                                     8,875,251
   137,500          ChevronTexaco Corp.                           10,326,250
   313,100          Exxon Mobil Corp.                             11,324,827
   151,900    @@    Royal Dutch Petroleum Co.                      6,820,310
                                                               -------------
                                                                  46,393,438
                                                               -------------

                    PHARMACEUTICALS: 3.5%
   331,800          Bristol-Myers Squibb Co.                       8,742,930
   111,700          Merck & Co., Inc.                              4,535,020
                                                               -------------
                                                                  13,277,950
                                                               -------------

                    RETAIL: 2.5%
   367,100          McDonald's Corp.                               9,408,773
                                                               -------------
                                                                   9,408,773
                                                               -------------

                    SAVINGS AND LOANS: 3.2%
   263,000     L    Washington Mutual, Inc.                       12,048,030
                                                               -------------
                                                                  12,048,030
                                                               -------------

                    SEMICONDUCTORS: 1.3%
   143,200          Intel Corp.                                    4,787,176
                                                               -------------
                                                                   4,787,176
                                                               -------------

                    TELECOMMUNICATIONS: 4.0%
   295,700          SBC Communications, Inc.                       6,883,896
   250,800          Verizon Communications, Inc.                   8,218,716
                                                               -------------
                                                                  15,102,612
                                                               -------------

                    Total Common Stock
                      (Cost $346,824,705)                        376,454,952
                                                               -------------

                 See Accompanying Notes to Financial Statements

ING
MagnaCap
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

PRINCIPAL
AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.1%

                    REPURCHASE AGREEMENT: 1.1%
$ 4,145,000         Morgan Stanley Repurchase
                      Agreement dated 11/28/03,
                      1.030%, due 12/01/03,
                      $44,145,356 to be received
                      upon repurchase (Collateralized
                      by $4,210,000 Student Loan
                      Government Fund, 0.000%, Market
                      Value $4,127,451 due 12/18/03
                      and U.S. Treasury Bill, 0.000%,
                      Market Value $24,501,
                      due 12/11/03)                            $   4,145,000
                                                               -------------
                    Total Short-term Investments
                      (Cost $4,145,000)                            4,145,000
                                                               -------------

                    TOTAL INVESTMENTS IN
                      SECURITIES
                      (COST $350,969,705)*             100.3%  $ 380,599,952
                    OTHER ASSETS AND
                      LIABILITIES-NET                   (0.3)     (1,219,164)
                                                       -----   -------------
                    NET ASSETS                         100.0%  $ 379,380,788
                                                       =====   =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
PLC  Public Limited Company
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation              $  45,237,743
                    Gross Unrealized Depreciation                (15,607,496)
                                                               -------------
                    Net Unrealized Appreciation                $  29,630,247
                                                               =============

                 See Accompanying Notes to Financial Statements

ING
MidCap
Value
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 94.8%

                    AGRICULTURE: 6.9%
    87,840          Loews Corp.                                $   2,029,104
    26,830     L    RJ Reynolds Tobacco Holdings, Inc.             1,481,016
    25,640          UST, Inc.                                        922,784
                                                               -------------
                                                                   4,432,904
                                                               -------------

                    AIRLINES: 3.4%
    88,190    @,L   AMR Corp.                                      1,131,478
    85,000     L    Delta Air Lines, Inc.                          1,065,900
                                                               -------------
                                                                   2,197,378
                                                               -------------

                    APPAREL: 2.0%
    91,160    @,@@  Tommy Hilfiger Corp.                           1,252,538
                                                               -------------
                                                                   1,252,538
                                                               -------------

                    AUTO PARTS & EQUIPMENT: 7.2%
   157,610          Delphi Corp.                                   1,383,816
   350,850     L    Goodyear Tire & Rubber Co.                     2,368,237
   105,000          Visteon Corp.                                    824,250
                                                               -------------
                                                                   4,576,303
                                                               -------------

                    BUILDING MATERIALS: 0.7%
    10,731          York Intl. Corp.                                 428,703
                                                               -------------
                                                                     428,703
                                                               -------------

                    CHEMICALS: 7.2%
    75,830          Great Lakes Chemical Corp.                     1,722,099
    48,050          Lubrizol Corp.                                 1,447,747
    44,470          Sherwin-Williams Co.                           1,442,162
                                                               -------------
                                                                   4,612,008
                                                               -------------

                    COMMERCIAL SERVICES: 5.4%
    36,250     L    RR Donnelley & Sons Co.                        1,017,175
   496,070     @    Service Corp.                                  2,455,547
                                                               -------------
                                                                   3,472,722
                                                               -------------

                    COMPUTERS: 1.6%
    63,640    @,L   Unisys Corp.                                   1,038,605
                                                               -------------
                                                                   1,038,605
                                                               -------------

                    DIVERSIFIED FINANCIAL SERVICES: 1.3%
    24,000          CIT Group, Inc.                                  836,880
                                                               -------------
                                                                     836,880
                                                               -------------

                    ELECTRIC: 5.0%
   134,440     L    Allegheny Energy, Inc.                         1,445,230
    48,380          Alliant Energy Corp.                           1,182,891
   162,000    @,L   Mirant Corp.                                      52,650
    21,770    @,L   PG&E Corp.                                       546,862
                                                               -------------
                                                                   3,227,633
                                                               -------------

                    FOOD: 11.6%
    44,000     L    Albertson's, Inc.                                936,320
   212,800     @    Del Monte Foods Co.                            2,036,496
    56,100          Sensient Technologies Corp.                    1,057,485
    57,812    @,L   Smithfield Foods, Inc.                         1,355,691
   218,964     L    Winn-Dixie Stores, Inc.                        1,977,245
                                                               -------------
                                                                   7,363,237
                                                               -------------

                    HAND/MACHINE TOOLS: 1.5%
    21,200          Black & Decker Corp.                             983,468
                                                               -------------
                                                                     983,468
                                                               -------------

                    HEALTHCARE-SERVICES: 1.1%
    46,000    @,L   Tenet Healthcare Corp.                           672,060
                                                               -------------
                                                                     672,060
                                                               -------------

                    HOUSEHOLD PRODUCTS/WARES: 3.0%
    72,280    @,L   American Greetings                         $   1,526,554
    24,110          Tupperware Corp.                                 371,535
                                                               -------------
                                                                   1,898,089
                                                               -------------

                    INSURANCE: 15.4%
    43,170     @    Allmerica Financial Corp.                      1,180,700
    13,060          American National Insurance                    1,096,126
    80,960     @    CNA Financial Corp.                            1,893,653
    45,700          Nationwide Financial Services                  1,491,648
   127,350     L    Phoenix Cos., Inc.                             1,432,688
    23,500          Safeco Corp.                                     879,605
   119,060          Unumprovident Corp.                            1,777,566
                                                               -------------
                                                                   9,751,986
                                                               -------------

                    OFFICE/BUSINESS EQUIPMENT: 4.3%
   205,360          IKON Office Solutions, Inc.                    1,739,399
    84,960    @,L   Xerox Corp.                                    1,034,813
                                                               -------------
                                                                   2,774,212
                                                               -------------

                    OIL AND GAS: 2.3%
    83,180          Diamond Offshore Drilling                      1,459,809
                                                               -------------
                                                                   1,459,809
                                                               -------------

                    PIPELINES: 3.3%
   299,870          EL Paso Corp.                                  2,129,077
                                                               -------------
                                                                   2,129,077
                                                               -------------

                    RETAIL: 7.4%
   137,420          Dillard's, Inc.                                2,315,527
   208,280    @,L   Toys R US, Inc.                                2,445,207
                                                               -------------
                                                                   4,760,734
                                                               -------------

                    SEMICONDUCTORS: 1.0%
    51,400    @,L   Micron Technology, Inc.                          668,714
                                                               -------------
                                                                     668,714
                                                               -------------

                    TELECOMMUNICATIONS: 3.2%
   180,270    @,L   Lucent Technologies, Inc.                        576,864
   186,430    @,L   Tellabs, Inc.                                  1,491,440
                                                               -------------
                                                                   2,068,304
                                                               -------------
                    Total Common Stock
                      (Cost $60,363,579)                          60,605,364
                                                               -------------
                    TOTAL INVESTMENTS IN
                      SECURITIES (COST
                      $60,363,579)*                     94.8%  $  60,605,364
                    OTHER ASSETS AND
                      LIABILITIES-NET                    5.2       3,324,821
                                                       -----   -------------
                    NET ASSETS                         100.0%  $  63,930,185
                                                       =====   =============

@    Non-income producing security
@@   Foreign Issuer
L Loaned security, a portion or all of the security is on loan at November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation              $   5,665,724
                    Gross Unrealized Depreciation                 (5,423,939)
                                                               -------------
                    Net Unrealized Appreciation                $     241,785
                                                               =============

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Value
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 94.0%

                    APPAREL: 5.7%
   105,990     @    Skechers U.S.A., Inc.                         $  787,506
    88,540    @,@@  Tommy Hilfiger Corp.                           1,216,539
    60,690     @    Vans, Inc.                                       776,832
                                                               -------------
                                                                   2,780,877
                                                               -------------

                    AUTO PARTS & EQUIPMENT: 8.4%
    50,690     @    Aftermarket Technology Corp.                     674,684
    27,600          Cooper Tire & Rubber Co.                         552,276
   193,809     L    Goodyear Tire & Rubber Co.                     1,308,211
   204,880          Visteon Corp.                                  1,608,308
                                                               -------------
                                                                   4,143,479
                                                               -------------

                    BUILDING MATERIALS: 1.5%
    18,650          York Intl. Corp.                                 745,068
                                                               -------------
                                                                     745,068
                                                               -------------

                    CHEMICALS: 10.3%
    22,570     @    Cytec Industries, Inc.                           818,163
    56,380     L    Great Lakes Chemical Corp.                     1,280,389
    22,830          Lubrizol Corp.                                   687,868
   239,150          Polyone Corp.                                  1,422,942
    93,990          Wellman, Inc.                                    817,713
                                                               -------------
                                                                   5,027,075
                                                               -------------

                    COMMERCIAL SERVICES: 5.6%
    52,880          Kelly Services, Inc.                           1,506,022
   256,010     @    Service Corp.                                  1,267,250
                                                               -------------
                                                                   2,773,272
                                                               -------------

                    ELECTRICAL COMPONENTS & EQUIPMENT: 4.7%
    64,750          Belden, Inc.                                   1,275,575
    58,320     @    Rayovac Corp.                                  1,049,177
                                                               -------------
                                                                   2,324,752
                                                               -------------

                    ELECTRONICS: 2.8%
   104,560     @    Kemet Corp.                                    1,380,192
                                                               -------------
                                                                   1,380,192
                                                               -------------

                    FOOD: 9.2%
   125,440     @    Del Monte Foods Co.                            1,200,460
    82,430          Interstate Bakeries                            1,298,272
    58,240          Sensient Technologies Corp.                    1,097,824
    96,087     L    Winn-Dixie Stores, Inc.                          867,666
                                                               -------------
                                                                   4,464,222
                                                               -------------

                    HAND/MACHINE TOOLS: 1.1%
    38,420          Starrett (L.S.) Co.                              548,253
                                                               -------------
                                                                     548,253
                                                               -------------

                    HEALTHCARE-SERVICES: 3.1%
    71,700    @,L   Orthodontic Centers of America                   508,353
    15,400    @,L   Pacificare Health Systems                      1,002,694
                                                               -------------
                                                                   1,511,047
                                                               -------------

                    HOME BUILDERS: 3.1%
    66,150    @,L   Fleetwood Enterprises, Inc.                      672,746
    81,300     @    National RV Holdings, Inc.                       873,975
                                                               -------------
                                                                   1,546,721
                                                               -------------

                    HOUSEHOLD PRODUCTS/WARES: 4.5%
    48,320    @,L   American Greetings                         $   1,020,518
    78,920          Tupperware Corp.                               1,216,158
                                                               -------------
                                                                   2,236,676
                                                               -------------

                    HOUSEWARES: 0.8%
    10,450          National Presto Industries, Inc.                 372,020
                                                               -------------
                                                                     372,020
                                                               -------------

                    INSURANCE: 3.8%
    15,000     @    Allmerica Financial Corp.                        410,250
     3,560          American National Insurance                      298,791
   102,910     L    Phoenix Cos., Inc.                             1,157,737
                                                               -------------
                                                                   1,866,778
                                                               -------------

                    IRON/STEEL: 2.2%
   117,480          Ryerson Tull, Inc.                             1,058,495
                                                               -------------
                                                                   1,058,495
                                                               -------------

                    LEISURE TIME: 1.0%
    33,650     @    K2, Inc.                                         514,845
                                                               -------------
                                                                     514,845
                                                               -------------

                    LODGING: 1.8%
    80,510     @    Prime Hospitality Corp.                          887,220
                                                               -------------
                                                                     887,220
                                                               -------------

                    MACHINERY-DIVERSIFIED: 2.8%
    34,990          Tecumseh Products Co.                          1,399,600
                                                               -------------
                                                                   1,399,600
                                                               -------------

                    METAL FABRICATE/HARDWARE: 1.3%
   124,620     @    Wolverine Tube, Inc.                             655,501
                                                               -------------
                                                                     655,501
                                                               -------------

                    MINING: 1.5%
    89,340     @    Stillwater Mining Co.                            752,243
                                                               -------------
                                                                     752,243
                                                               -------------

                    MISCELLANEOUS MANUFACTURING: 8.0%
    55,300          Brink's Co.                                    1,227,659
    44,550          Federal Signal Corp.                             674,933
    67,459          Myers Industries, Inc.                           845,261
    45,730          Trinity Industries, Inc.                       1,186,694
                                                               -------------
                                                                   3,934,547
                                                               -------------

                    RETAIL: 7.3%
    10,110          Blair Corp.                                      252,750
    89,230          Dillard's, Inc.                                1,503,526
    47,220     @    Jack in The Box, Inc.                            984,537
    67,780     @    Payless Shoesource, Inc.                         873,006
                                                               -------------
                                                                   3,613,819
                                                               -------------

                    SOFTWARE: 2.6%
    45,800     @    American Management Systems                      682,878
   173,050    @,L   Midway Games, Inc.                               584,909
                                                               -------------
                                                                   1,267,787
                                                               -------------

                 See Accompanying Notes to Financial Statements

ING
SmallCap
Value
Fund    PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited) (Continued)

SHARES                                                             VALUE
--------------------------------------------------------------------------------
                    TOYS/GAMES/HOBBIES: 0.9%
    33,040    @,L   Jakks Pacific, Inc.                        $     449,014
                                                               -------------
                                                                     449,014
                                                               -------------

                    Total Common Stock
                      (Cost $43,265,779)                          46,253,503
                                                               -------------
                    TOTAL INVESTMENTS IN
                      SECURITIES (COST
                      $43,265,779)*                     94.0%   $ 46,253,503
                    OTHER ASSETS AND
                      LIABILITIES-NET                    6.0       2,946,136
                                                       -----   -------------
                    NET ASSETS                         100.0%  $  49,199,639
                                                       =====   =============

@    Non-income producing security
@@   Foreign Issuer
L Loaned security, a portion or all of the security is on loan at November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:


                    Gross Unrealized Appreciation              $   5,241,702
                    Gross Unrealized Depreciation                 (2,253,978)
                                                               -------------
                    Net Unrealized Appreciation                $   2,987,724
                                                               =============

                 See Accompanying Notes to Financial Statements

ING
Convertible
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
COMMON STOCK: 4.8%

                       BIOTECHNOLOGY: 0.4%
      35,000  @,L      Medimmune, Inc.                                $       833,000
                                                                      ---------------
                                                                              833,000
                                                                      ---------------

                       FOOD: 1.3%
      86,262   @       Dean Foods Co.                                       2,830,256
                                                                      ---------------
                                                                            2,830,256
                                                                      ---------------

                       HEALTHCARE-SERVICES: 0.9%
      74,600   @       Community Health Systems, Inc.                       2,020,168
                                                                      ---------------
                                                                            2,020,168
                                                                      ---------------

                       MISCELLANEOUS MANUFACTURING: 0.5%
      36,000           General Electric Co.                                 1,032,120
                                                                      ---------------
                                                                            1,032,120
                                                                      ---------------

                       RETAIL: 1.1%
      60,000           Wendy's Intl., Inc.                                  2,329,800
                                                                      ---------------
                                                                            2,329,800
                                                                      ---------------

                       TELECOMMUNICATIONS: 0.6%
      30,000           Qualcomm, Inc.                                       1,336,500
                                                                      ---------------
                                                                            1,336,500
                                                                      ---------------
                       Total Common Stock
                         (Cost $8,646,232)                                 10,381,844
                                                                      ---------------

PRINCIPAL
AMOUNT                                                                     VALUE
-------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 72.1%

                       ADVERTISING: 0.5%
$  1,000,000   L       Lamar Advertising Co., 2.88%,
                         due 12/31/10                                         997,500
                                                                      ---------------
                                                                              997,500
                                                                      ---------------

                       AEROSPACE/DEFENSE: 0.7%
   1,960,000           Spacehab, Inc., 8.00%,
                         due 10/15/07                                       1,543,500
                                                                      ---------------
                                                                            1,543,500
                                                                      ---------------

                       AGRICULTURE: 0.8%
   1,490,000   L       Bunge Limited Finance Corp.,
                         3.75%, due 11/15/22                                1,627,825
                                                                      ---------------
                                                                            1,627,825
                                                                      ---------------

                       AIRLINES: 0.5%
     990,000   #       JetBlue Airways Corp., 3.50%,
                         due 07/15/33                                       1,155,825
                                                                      ---------------
                                                                            1,155,825
                                                                      ---------------

                       AUTO PARTS & EQUIPMENT: 1.0%
   4,000,000   L       Lear Corp., 3.68%, due 02/20/22                      2,070,000
                                                                      ---------------
                                                                            2,070,000
                                                                      ---------------

                       BIOTECHNOLOGY: 4.1%
   2,500,000           Amgen, Inc., 1.03%, due 03/01/32   1,871,875
   1,485,000   #       ICOS Corp., 2.00%, due 07/01/23    1,520,269
   5,511,000   L       Millennium Pharmaceuticals, Inc.,
                         5.50%, due 01/15/07                                5,442,112
                                                                      ---------------
                                                                            8,834,256
                                                                      ---------------

                       BUILDING MATERIALS: 1.1%
$  2,000,000  @@       Gujarat Ambuja Cements, 1.00%,
                         due 01/30/06                                 $     2,433,602
                                                                      ---------------
                                                                            2,433,602
                                                                      ---------------

                       COAL: 1.0%
   1,980,000   #       Massey Energy Co., 4.75%,
                         due 05/15/23                                       2,118,600
                                                                      ---------------
                                                                            2,118,600
                                                                      ---------------

                       COMMERCIAL SERVICES: 1.5%
   1,475,000   #       Exult, Inc., 2.50%, due 10/01/10                     1,410,469
   2,000,000   L       Quanta Services, Inc., 4.00%,
                         due 07/01/07                                       1,825,000
                                                                      ---------------
                                                                            3,235,469
                                                                      ---------------

                       COMPUTERS: 0.4%
       4,000   #       ASML Holding NV, 4.25%,
                         due 11/30/04                                           4,055
     100,000  @@       Bull SA, 2.25%, due 01/01/05                           804,325
                                                                      ---------------
                                                                              808,380
                                                                      ---------------

                       DISTRIBUTION/WHOLESALE: 1.5%
   4,000,000           Costco Wholesale Corp., 1.37%,
                         due 08/19/17                                       3,320,000
                                                                      ---------------
                                                                            3,320,000
                                                                      ---------------

                       ELECTRIC: 2.3%
   1,000,000   #       Centerpoint Energy, Inc., 3.75%,
                         due 05/15/23                                       1,066,250
   3,960,000   L       PPL Energy Supply LLC, 2.63%,
                         due 05/15/23                                       3,920,400
                                                                      ---------------
                                                                            4,986,650
                                                                      ---------------

                       ELECTRONICS: 5.0%
   1,500,000  #,L      Flextronics Intl. Ltd., 1.00%,
                         due 08/01/10                                       1,871,250
   4,495,000   #       Flir Systems, Inc., 3.00%,
                         due 06/01/23                                       4,770,319
   2,500,000   #       Invision Technologies, Inc., 3.00%,
                         due 10/01/23                                       2,800,000
     990,000  #,L      Vishay Intertechnology, Inc., 3.63%,
                         due 08/01/23                                       1,316,700
                                                                      ---------------
                                                                           10,758,269
                                                                      ---------------

                       FOOD: 1.0%
   3,000,000   #       General Mills, Inc., 1.89%,
                         due 10/28/22                                       2,103,750
                                                                      ---------------
                                                                            2,103,750
                                                                      ---------------

                       HEALTHCARE-SERVICES: 2.7%
   2,000,000           Laboratory Corp. of America Holdings,
                         1.89%, due 09/11/21                                1,432,500
   1,000,000   L       Quest Diagnostics, 1.75%,
                         due 11/30/21                                       1,033,750
   5,000,000   L       Universal Health Services, Inc., .43%,
                         due 06/23/20                                       3,318,750
                                                                      ---------------
                                                                            5,785,000
                                                                      ---------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                     VALUE
-------------------------------------------------------------------------------------
                       INSURANCE: 2.6%
$  3,770,000           American Intl. Group, .50%,
                         due 05/15/07                                 $     3,510,812
   1,970,000   #       AmerUs Group Co., 2.00%,
                         due 03/06/32                                       2,159,613
                                                                      ---------------
                                                                            5,670,425
                                                                      ---------------

                       INTERNET: 1.9%
   4,000,000           E*TRADE Group, Inc., 6.00%,
                         due 02/01/07                                       4,030,000
                                                                      ---------------
                                                                            4,030,000
                                                                      ---------------

                       LEISURE TIME: 0.9%
   2,000,000           Aristocrat Leisure Ltd., 5.00%,
                         due 05/31/06                                       1,885,000
                                                                      ---------------
                                                                            1,885,000
                                                                      ---------------

                       LODGING: 1.9%
   2,000,000           Four Seasons Hotels, Inc., 4.18%,
                         due 09/23/29                                       4,170,000
                                                                      ---------------
                                                                            4,170,000
                                                                      ---------------

                       MINING: 3.4%
   1,500,000  @@       Inco Ltd., 0.31%, due 03/29/21                       1,421,250
   1,985,000 #,@@      Inco Ltd., 1.00%, due 03/14/23                       2,453,956
   3,000,000 #,@@,L    Placer Dome, Inc., 2.75%,
                         due 10/15/23                                       3,543,750
                                                                      ---------------
                                                                            7,418,956
                                                                      ---------------

                       MISCELLANEOUS MANUFACTURING: 3.6%
   3,430,000   #,L     Eastman Kodak Co., 3.38%,
                         due 10/15/33                                       3,721,550
   3,500,000   #       Tyco Intl. Group SA, 2.75%,
                         due 01/15/18                                       4,077,500
                                                                      ---------------
                                                                            7,799,050
                                                                      ---------------

                       OIL AND GAS: 3.8%
   3,498,000           Devon Energy Corp., 4.90%,
                         due 08/15/08                                       3,567,960
   2,500,000   L       Kerr-McGee Corp., 5.25%,
                         due 02/15/10                                       2,581,250
   1,985,000   #       Pride Intl., Inc., 3.25%,
                         due 05/01/33                                       1,982,519
                                                                      ---------------
                                                                            8,131,729
                                                                      ---------------

                       OIL AND GAS SERVICES: 1.3%
   1,975,000           Cooper Cameron Corp., 1.75%,
                         due 05/17/21                                       1,930,563
   1,000,000   #       Schlumberger Ltd., 2.13%,
                         due 06/01/23                                         945,000
                                                                      ---------------
                                                                            2,875,563
                                                                      ---------------

                       PACKAGING AND CONTAINERS: 1.0%
   2,000,000  #,L      Sealed Air Corp., 3.00%,
                         due 06/30/33                                       2,077,500
                                                                      ---------------
                                                                            2,077,500
                                                                      ---------------

                       PHARMACEUTICALS: 5.2%
     990,000   #       Amylin Pharmaceuticals, Inc., 2.25%,
                         due 06/30/08                                       1,071,675
   5,000,000   L       Cephalon, Inc., 2.50%, due 12/15/06                  4,712,500
   3,000,000   #       NPS Pharmaceuticals, Inc., 3.00%,
                         due 06/15/08                                       3,307,500
$  1,500,000   #       Watson Pharmaceuticals, Inc.,
                         1.75%, due 03/15/23                          $     1,995,000
                                                                      ---------------
                                                                           11,086,675
                                                                      ---------------

                       RETAIL: 2.0%
   6,000,000           Duane Reade, Inc., 2.15%,
                         due 04/16/22                                       3,180,000
     990,000   #       Triarc Cos., 5.00%, due 05/15/23                     1,059,300
                                                                      ---------------
                                                                            4,239,300
                                                                      ---------------

                       SEMICONDUCTORS: 2.7%
   3,000,000   L       Advanced Micro Devices, Inc.,
                         4.75%, due 02/01/22                                3,262,500
   1,000,000   #       Cypress Semiconductor Corp.,
                       1.25%, due 06/15/08                                  1,580,000
   1,000,000           LTX Corp., 4.25%, due 08/15/06                         977,500
                                                                      ---------------
                                                                            5,820,000
                                                                      ---------------

                       SOFTWARE: 3.1%
   2,000,000   #       Fair Isaac Corp., 1.50%, due 08/15/23                2,150,000
   2,500,000   L       First Data Corp., 2.00%, due 03/01/08                2,618,750
   1,370,000   #       MSC Software Corp., 2.50%,
                         due 05/05/08                                       1,834,088
                                                                      ---------------
                                                                            6,602,838
                                                                      ---------------

                       TELECOMMUNICATIONS: 14.0%
   5,000,000           Aether Systems, Inc., 6.00%,
                         due 03/22/05                                       4,943,750
   1,980,000  #,L      Commonwealth Telephone Enterprises, Inc.,
                         3.25%, due 07/15/23                                1,994,850
   2,980,000           Finisar Corp., 5.25%, due 10/15/08                   2,976,275
   2,000,000   L       Nextel Communications, Inc.,
                         6.00%, due 06/01/11                                2,350,000
   5,000,000   #       Nextel Partners, Inc., 1.50%,
                         due 11/15/085,868,749
   1,000,000   L       Nortel Networks Corp., 4.25%,
                         due 09/01/08                                         948,750
   1,470,000           Primus Telecommunications GP,
                         5.75%, due 02/15/07                                1,440,600
   1,970,000  #,L      Primus Telecommunications GP,
                         3.75%, due 09/15/10                                2,822,025
   1,980,000  #,L      RF Micro Devices, Inc., 1.50%,
                         due 07/01/10                                       3,390,750
   1,000,000   #       Utstarcom, Inc., .88%, due 03/01/08                  1,736,250
   1,000,000   L       Utstarcom, Inc., .88%, due 03/01/08                  1,736,250
                                                                      ---------------
                                                                           30,208,249
                                                                      ---------------

                       TRANSPORTATION: 0.6%
     985,000  #,L      Yellow Corp., 5.00%, due 08/08/23                    1,188,156
                                                                      ---------------
                                                                            1,188,156
                                                                      ---------------

                       Total Convertible Corporate Bonds
                         (Cost $140,098,777)                              154,982,067
                                                                      ---------------

CORPORATE BONDS: 1.3%

                       SEMICONDUCTORS: 1.1%
           0  @@       Silicon-On-Insulator Technologies                    2,453,610

                       TRANSPORTATION: 0.2%
     490,000  #,L      Yellow Corp., 3.38%, due 11/25/23                      506,538
                                                                      ---------------
                       Total Corporate Bonds
                         (Cost $2,861,578)                                  2,960,148
                                                                      ---------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                     VALUE
-------------------------------------------------------------------------------------
MUTUAL FUNDS: 2.2%

                       EQUITY FUND: 2.2%
$     45,000   L       SPDR Trust Series 1                            $     4,792,500
                                                                      ---------------
                       Total Mutual Funds
                         (Cost $3,977,768)                                  4,792,500
                                                                      ---------------

SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
PREFERRED STOCK: 19.2%

                       AUTO MANUFACTURERS: 2.8%
      55,000           Ford Motor Co. Capital Trust II                      2,743,950
      39,600   L       General Motors Corp.                                 1,113,948
      85,000           General Motors Corp.                                 2,132,650
                                                                      ---------------
                                                                            5,990,548
                                                                      ---------------

                       DIVERSIFIED FINANCIAL SERVICES: 1.0%
      88,300           Gabelli Asset Management, Inc.                       2,233,990
                                                                      ---------------
                                                                            2,233,990
                                                                      ---------------

                       ELECTRIC: 1.0%
      45,000           Calpine Capital Trust II                             2,131,875
                                                                      ---------------
                                                                            2,131,875
                                                                      ---------------

                       ELECTRICAL COMPONENTS & EQUIPMENT: 0.1%
       3,500   #       General Cable Corp.                                    198,188
                                                                      ---------------
                                                                              198,188
                                                                      ---------------

                       ENVIRONMENTAL CONTROL: 1.1%
      34,700           Allied Waste Industries, Inc.                        2,451,208
                                                                      ---------------
                                                                            2,451,208
                                                                      ---------------

                       FOREST PRODUCTS & PAPER: 0.6%
      25,000           International Paper Capital                          1,215,625
                                                                      ---------------
                                                                            1,215,625
                                                                      ---------------

                       HEALTHCARE-SERVICES: 0.8%
      20,000           Anthem, Inc.                                         1,705,800
                                                                      ---------------
                                                                            1,705,800
                                                                      ---------------

                       INSURANCE: 5.7%
      60,000           Hartford Financial Services Group, Inc.              3,429,000
      39,200           PMI Group, Inc.                                        993,720
      20,000           Prudential Financial, Inc.                           1,234,000
      62,000           Reinsurance Group of America                         3,592,899
     118,000  @,L      Travelers Property Casualty Corp.                    2,809,580
                                                                      ---------------
                                                                           12,059,199
                                                                      ---------------

                       MEDIA: 1.0%
      19,850           News Corp Finance Trust II                           2,079,288
                                                                      ---------------
                                                                            2,079,288
                                                                      ---------------

                       OFFICE/BUSINESS EQUIPMENT: 0.5%
       9,900           Xerox Corp.                                          1,167,210
                                                                      ---------------
                                                                            1,167,210
                                                                      ---------------

                       OIL AND GAS: 1.6%
      29,400           Ameranda Hess Corp.                                  1,492,050
      15,000   #       Chesapeake Energy Corp.                              1,033,125
       9,700           Chesapeake Energy Corp.                              1,001,525
                                                                      ---------------
                                                                            3,526,700
                                                                      ---------------

                       PHARMACEUTICALS: 1.3%
      44,500           Omnicare, Inc.                                       2,693,585
                                                                      ---------------
                                                                            2,693,585
                                                                      ---------------

                       RETAIL: 0.5%
      30,000           Toys R US, Inc.                                $     1,140,000
                                                                      ---------------
                                                                            1,140,000
                                                                      ---------------

                       TELECOMMUNICATIONS: 1.2%
       2,455           Lucent Technologies Capital Trust I                  2,624,550
           1 @,I,X     Winstar Communications, Inc.                                --
      51,931 @,I,X     Winstar Communications, Inc.                                 5
                                                                      ---------------
                                                                            2,624,555
                                                                      ---------------

                       Total Preferred Stock
                         (Cost $40,018,033)                                41,217,771
                                                                      ---------------

                       Total Long-Term Investments
                         (Cost $195,602,388)                              214,334,330
                                                                      ---------------

PRINCIPAL
AMOUNT                                                                     VALUE
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.1%

                       REPURCHASE AGREEMENT: 0.1%
$    184,000           Morgan Stanley Repurchase Agreement
                         dated 11/28/03, 1.030%, due 12/01/03,
                         $184,016 to be received upon
                         repurchase (Collateralized by
                         $185,080 REFC, 0.000%, Market Value
                         $188,782 due 07/15/29)                               184,000
                                                                      ---------------

                       Total Short-term Investments
                         (Cost $184,000)                                      184,000
                                                                      ---------------

                       TOTAL INVESTMENTS IN SECURITIES
                         (COST $195,786,388)*                   99.7% $   214,518,330
                       OTHER ASSETS AND LIABILITIES-NET          0.3          563,831
                                                               -----  ---------------
                       NET ASSETS                              100.0% $   215,082,161
                                                               =====  ===============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
I    Illiquid Security
L Loaned security, a portion or all of the security is on loan at November 30, 2003
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                          $    22,240,681
               Gross Unrealized Depreciation                               (3,609,432)
                                                                      ---------------
               Net Unrealized Appreciation                            $    18,631,249
                                                                      ===============

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
COMMON STOCK: 55.4%

                       AEROSPACE/DEFENSE: 0.7%
       6,100           General Dynamics Corp.                         $       493,307
                                                                      ---------------
                                                                              493,307
                                                                      ---------------

                       AIRLINES: 0.3%
      10,900           Southwest Airlines Co.                                 195,982
                                                                      ---------------
                                                                              195,982
                                                                      ---------------

                       AUTO MANUFACTURERS: 0.9%
      39,600   @       General Motors Corp.                                   657,360
                                                                      ---------------
                                                                              657,360
                                                                      ---------------

                       BANKS: 3.2%
      13,200           Bank of America Corp.                                  995,676
      15,000           US Bancorp                                             415,650
      15,600           Wells Fargo & Co.                                      894,348
                                                                      ---------------
                                                                            2,305,674
                                                                      ---------------

                       BIOTECHNOLOGY: 1.0%
      18,055   @       Biogen IDEC, Inc.                                      689,340
                                                                      ---------------
                                                                              689,340
                                                                      ---------------

                       CHEMICALS: 0.6%
      12,200           Dow Chemical Co.                                       458,110
                                                                      ---------------
                                                                              458,110
                                                                      ---------------

                       COMMERCIAL SERVICES: 0.8%
      24,900   @       Cendant Corp.                                          551,784
                                                                      ---------------
                                                                              551,784
                                                                      ---------------

                       COMPUTERS: 1.5%
      39,000   @       EMC Corp.                                              535,860
      25,884           Hewlett-Packard Co.                                    561,424
                                                                      ---------------
                                                                            1,097,284
                                                                      ---------------

                       DIVERSIFIED FINANCIAL SERVICES: 8.2%
       8,300           Capital One Financial Corp.                            495,676
      38,800           Citigroup, Inc.                                      1,825,153
      38,000    @      E*TRADE Group, Inc.                                    411,540
       6,100           Fannie Mae                                             427,000
       4,900           Goldman Sachs Group, Inc.                              470,792
      12,300           JP Morgan Chase & Co.                                  434,928
       8,300           Lehman Brothers Holdings, Inc.                         599,343
       7,400           Merrill Lynch & Co., Inc.                              419,950
      15,700           Morgan Stanley                                         867,896
                                                                      ---------------
                                                                            5,952,278
                                                                      ---------------

                       ELECTRONICS: 1.0%
      13,600           Parker Hannifin Corp.                                  747,864
                                                                      ---------------
                                                                              747,864
                                                                      ---------------

                       FOREST PRODUCTS & PAPER: 0.7%
      11,700           Bowater, Inc.                                          478,530
                                                                      ---------------
                                                                              478,530
                                                                      ---------------

                       HEALTHCARE-PRODUCTS: 0.8%
      12,100           Johnson & Johnson                                      596,409
                                                                      ---------------
                                                                              596,409
                                                                      ---------------

                       HEALTHCARE-SERVICES: 1.1%
       8,400   @       WellPoint Health Networks                              785,316
                                                                      ---------------
                                                                              785,316
                                                                      ---------------

                       INSURANCE: 5.4%
      17,200           American Intl. Group                           $       996,740
       9,400           Chubb Corp.                                            615,230
      19,400           Hartford Financial Services Group, Inc.              1,067,000
      13,600           PMI Group, Inc.                                        506,328
      48,400           Unumprovident Corp.                                    722,612
                                                                      ---------------
                                                                            3,907,910
                                                                      ---------------

                       MEDIA: 2.0%
      13,100   @       Fox Entertainment Group, Inc.                          374,005
      35,800   @       Time Warner, Inc.                                      582,824
      19,800           Walt Disney Co.                                        457,182
                                                                      ---------------
                                                                            1,414,011
                                                                      ---------------

                       MINING: 3.4%
      44,700   @       Alcoa, Inc.                                          1,466,607
      22,000           Freeport-McMoRan Copper & Gold, Inc.                   957,660
                                                                      ---------------
                                                                            2,424,267
                                                                      ---------------

                       MISCELLANEOUS MANUFACTURING: 3.7%
       7,200           Eaton Corp.                                            741,528
      22,100           General Electric Co.                                   633,607
      27,500           Honeywell Intl., Inc.                                  816,475
      22,500   @@      Tyco Intl. Ltd.                                        516,375
                                                                      ---------------
                                                                            2,707,985
                                                                      ---------------

                       OIL AND GAS: 4.8%
      15,600           Anadarko Petroleum Corp.                               700,908
      11,768           Apache Corp.                                           844,942
       7,400           ChevronTexaco Corp.                                    555,740
      27,600           Exxon Mobil Corp.                                      998,292
      19,000    @      Transocean, Inc.                                       368,220
                                                                      ---------------
                                                                            3,468,102
                                                                      ---------------

                       OIL AND GAS SERVICES: 2.8%
      17,300           Baker Hughes, Inc.                                     499,278
      15,300   @       BJ Services Co.                                        487,917
      21,100           Halliburton Co.                                        492,685
      15,200   @       Smith Intl., Inc.                                      570,608
                                                                      ---------------
                                                                            2,050,488
                                                                      ---------------

                       PHARMACEUTICALS: 3.1%
       5,100   @       Barr Laboratories, Inc.                                420,954
      34,775           Pfizer, Inc.                                         1,166,701
      17,200           Wyeth                                                  677,680
                                                                      ---------------
                                                                            2,265,335
                                                                      ---------------

                       RETAIL: 3.2%
      21,300           Home Depot, Inc.                                       782,988
      11,150   XX      International Fast Food Corp.                               --
      22,300           McDonald's Corp.                                       571,549
      34,600    @      Staples, Inc.                                          939,390
                                                                      ---------------
                                                                            2,293,927
                                                                      ---------------

                       SAVINGS AND LOANS: 1.2%
      18,600           Washington Mutual, Inc.                                852,066
                                                                      ---------------
                                                                              852,066
                                                                      ---------------

                       SEMICONDUCTORS: 1.6%
      25,700   @       National Semiconductor Corp.                         1,149,304
                                                                      ---------------
                                                                            1,149,304
                                                                      ---------------

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)
                    (Continued)

SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
                       TELECOMMUNICATIONS: 2.8%
      26,800           AT&T Corp.                                     $       531,444
      23,400           SBC Communications, Inc.                               544,752
      27,848           Verizon Communications, Inc.                           912,579
                                                                      ---------------
                                                                            1,988,775
                                                                      ---------------

                       TRANSPORTATION: 0.6%
      10,200           Norfolk Southern Corp.                                 218,382
       3,400           Union Pacific Corp.                                    216,512
                                                                      ---------------
                                                                              434,894
                                                                      ---------------

                       Total Common Stock
                         (Cost $36,163,202)                                39,966,302
                                                                      ---------------

PRINCIPAL
AMOUNT                                                                     VALUE
-------------------------------------------------------------------------------------
CORPORATE BONDS: 12.8%

                       AIRLINES: 0.8%
$    217,000           American Airlines, Inc., 7.024%,
                         due 10/15/09                                         216,239
     117,000           American Airlines, Inc., 7.324%,
                         due 10/15/09                                          96,366
      57,917           American Airlines, Inc., 6.977%,
                         due 05/23/21                                          51,477
      34,550           Continental Airlines, Inc., 6.900%,
                         due 07/02/19                                          34,011
      42,530           Continental Airlines, Inc., 6.545%,
                         due 08/02/20                                          41,984
      30,000           Delta Air Lines, Inc., 7.779%,
                         due 11/18/05                                          27,266
      23,000           Delta Air Lines, Inc., 7.299%,
                         due 09/18/06                                          20,463
      79,893           US Airways Pass Through Trust,
                         6.850%, due 01/30/18                                  75,533
                                                                      ---------------
                                                                              563,339
                                                                      ---------------

                       AUTO MANUFACTURERS: 0.3%
      23,000           Ford Motor Co., 6.625%,
                         due 10/01/28                                          19,905
      49,000           Ford Motor Co., 6.375%,
                         due 02/01/29                                          40,997
     138,000           General Motors Corp., 8.375%,
                         due 07/15/33                                         150,765
                                                                      ---------------
                                                                              211,667
                                                                      ---------------

                       BANKS: 2.2%
      82,000 #,@@      Banco Bradesco SA, 8.750%,
                         due 10/24/13                                          85,690
      52,000           Bank of America Corp., 6.375%,
                         due 02/15/08                                          57,447
      14,000   #       BankAmerica Institutional, Class B,
                         7.700%, due 12/31/26                                  15,637
      30,000           BankBoston Capital Trust III,
                         1.890%, due 06/15/27                                  28,354
       7,000           BankBoston Corp., 1.746%,
                         due 06/08/28                                           6,494
      53,000           Barnett Capital I, 8.060%,
                         due 12/01/26                                          60,057
      18,000           Barnett Capital II, 7.950%,
                         due 12/01/26                                          20,170
       4,000           Chase Capital VI, 1.788%,
                         due 08/01/28                                           3,663
$     45,000   #       Corestates Capital Trust II, 1.800%,
                         due 01/15/27                                 $        42,063
     203,000   #       Dresdner Funding Trust I, 8.151%,
                         due 06/30/31                                         225,478
      53,000           FBS Capital I, 8.090%, due 11/15/26                     59,898
     108,000           First Union Institutional Capital II,
                         7.850%, due 01/01/27                                 121,966
      84,000 #,@@      HBOS PLC, 5.375%, due 11/29/49                          83,330
      20,000 @@,C      Hongkong & Shanghai Banking
                         Corp. Ltd., 1.313%, due 07/29/49                      16,354
      40,000  @@       HSBC Bank PLC, 1.163%,
                         due 06/29/49                                          32,311
      88,000  @@       HSBC Holdings PLC, 7.500%,
                         due 07/15/09                                         102,397
      53,000           M & T Bank Corp., 3.850%,
                         due 04/01/13                                          52,432
     100,000           Mellon Capital I, 7.720%,
                         due 12/01/26                                         110,659
      40,000 @@,C      National Westminster Bank PLC,
                         1.313%, due 11/29/49                                  33,266
       8,000           Nationsbank Cap Trust III, 1.700%,
                         due 01/15/27                                           7,515
      70,000   #       Rabobank Capital Funding II,
                         5.260%, due 12/29/49                                  70,000
      47,000           RBS Capital Trust I, 4.709%,
                         due 12/29/49                                          44,286
      20,000  @@       Societe Generale, 1.309%,
                         due 11/29/49                                          16,257
      50,000 @@,C      Standard Chartered PLC, 1.275%,
                         due 01/29/49                                          38,077
      10,000 @@,C      Standard Chartered PLC, 1.250%,
                         due 07/29/49                                           7,323
     120,000 @@,C      Standard Chartered PLC, 1.500%,
                         due 11/29/49                                          90,147
     100,000 @@,C      Standard Chartered PLC, 1.400%,
                         due 12/29/49                                          75,626
      70,000           Wells Fargo & Co., 3.120%,
                         due 08/15/08                                          68,610
                                                                      ---------------
                                                                            1,575,507
                                                                      ---------------

                       BEVERAGES: 0.3%
      96,000 #,@@      Cia Brasileira de Bebidas, 8.750%,
                         due 09/15/13                                         101,760
      20,000           Constellation Brands, Inc., 8.000%,
                         due 02/15/08                                          22,275
      86,000   #       Miller Brewing Co., 4.250%,
                         due 08/15/08                                          86,560
                                                                      ---------------
                                                                              210,595
                                                                      ---------------

                       CHEMICALS: 0.0%
      19,000           Dow Chemical Co., 5.750%,
                         due 11/15/09                                          20,208
                                                                      ---------------
                                                                               20,208
                                                                      ---------------

                       COMMERCIAL SERVICES: 0.1%
      27,000  @@       Quebecor Media, Inc., 11.125%,
                         due 07/15/11                                          31,185
      58,000           United Rentals North America, Inc.,
                         10.750%, due 04/15/08                                 65,105
                                                                      ---------------
                                                                               96,290
                                                                      ---------------

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)
                    (Continued)

PRINCIPAL
AMOUNT                                                                     VALUE
-------------------------------------------------------------------------------------
                       DIVERSIFIED FINANCIAL SERVICES: 1.2%
$     75,000           Boeing Capital Corp., 7.375%,
                         due 09/27/10                                 $        85,993
     110,000 X,#,@@    Brazilian Merchant Voucher Receivables Ltd.,
                         5.911%, due 06/15/11                                 108,625
      57,000           Citigroup Capital II, 7.750%,
                         due 12/01/36                                          64,111
      85,000           Countrywide Home Loans, Inc.,
                         4.250%, due 12/19/07                                  86,658
     105,000   #       Farmers Exchange Capital, 7.050%,
                         due 07/15/28                                          94,901
      14,000           Ford Motor Credit Co., 5.625%,
                         due 10/01/08                                          13,978
      38,000           Ford Motor Credit Co., 7.375%,
                         due 10/28/09                                          40,248
     136,000 XX,#      Mangrove Bay Pass-Through Trust,
                         6.102%, due 07/15/33                                 134,683
      20,000           Nexstar Finance, Inc., 12.000%,
                         due 04/01/08                                          22,450
      61,000   #       OneAmerica Financial Partners, Inc.,
                         7.000%, due 10/15/33                                  60,201
      65,000 #,@@      PF Export Receivables Master Trust,
                         3.748%, due 06/01/13                                  62,999
      58,473 #,@@      PF Export Receivables Master Trust,
                         6.436%, due 06/01/15                                  58,467
       6,000           Technical Olympic USA, Inc.,
                         10.375%, due 07/01/12                                  6,690
      30,000   #       Wachovia Capital Trust V, 7.965%,
                         due 06/01/27                                          34,472
                                                                      ---------------
                                                                              874,476
                                                                      ---------------

                       ELECTRIC: 1.1%
      92,000   #       Consumers Energy Co., 4.800%,
                         due 02/17/09                                          93,268
      25,000  @@       Empresa Nacional de Electricidad
                         SA/Chile, 7.750%, due 07/15/08                        26,864
     199,000  @@       Empresa Nacional de Electricidad SA/Chile,
                         8.350%, due 08/01/13                                 219,516
      81,000   #       Indianapolis Power & Light, 6.300%,
                         due 07/01/13                                          83,394
      36,000           Nisource Finance Corp., 7.625%,
                         due 11/15/05                                          39,340
      82,000   #       Ohio Edison Co., 4.000%,
                         due 05/01/08                                          80,605
     120,000           Ohio Power Co., 6.375%,
                         due 07/15/33                                         121,655
      65,000   #       PG&E Corp., 6.875%, due 07/15/08                        69,550
      18,000   #       Power Contract Financing LLC,
                         5.200%, due 02/01/06                                  18,247
      18,000   #       Power Contract Financing LLC,
                         6.256%, due 02/01/10                                  18,101
                                                                      ---------------
                                                                              770,540
                                                                      ---------------

                       ENTERTAINMENT: 0.1%
      26,000           Cinemark USA, Inc., 9.000%,
                         due 02/01/13                                          28,990
      27,000           Six Flags, Inc., 9.750%, due 06/15/07                   28,080
                                                                      ---------------
                                                                               57,070
                                                                      ---------------

                       ENVIRONMENTAL CONTROL: 0.1%
      73,000           Allied Waste North America,
                         7.625%, due 01/01/06                                  76,650
                                                                      ---------------
                                                                               76,650
                                                                      ---------------

                       FOOD: 0.5%
$     38,000           Kroger Co., 7.250%, due 06/01/09               $        43,133
      26,000           Kroger Co., 5.500%, due 02/01/13                        26,381
      70,000           Safeway, Inc., 4.800%, due 07/16/07                     72,421
     103,000           Supervalu, Inc., 7.875%,
                         due 08/01/09                                         119,635
      97,000           Tyson Foods, Inc., 7.250%,
                         due 10/01/06                                         106,219
                                                                      ---------------
                                                                              367,789
                                                                      ---------------

                       FOREST PRODUCTS & PAPER: 0.3%
      51,000  @@       Abitibi-Consolidated, Inc., 6.950%,
                         due 12/15/06                                          52,388
      29,000  @@       Abitibi-Consolidated, Inc., 6.950%,
                         due 04/01/08                                          29,564
      52,000           Georgia-Pacific Corp., 8.875%,
                         due 02/01/10                                          59,150
      68,000           Weyerhaeuser Co., 7.375%,
                         due 03/15/32                                          72,800
                                                                      ---------------
                                                                              213,902
                                                                      ---------------

                       HOME BUILDERS: 0.0%
      13,000           K Hovnanian Enterprises, Inc.,
                         6.500%, due 01/15/14                                  13,033
                                                                      ---------------
                                                                               13,033
                                                                      ---------------

                       INSURANCE: 0.4%
      87,000   #       Farmers Insurance Exchange,
                         8.625%, due 05/01/24                                  89,871
      58,000   #       Monumental Global Funding II,
                         3.850%, due 03/03/08                                  58,226
      95,000   #       Zurich Capital Trust I, 8.376%,
                         due 06/01/37                                         108,703
                                                                      ---------------
                                                                              256,800
                                                                      ---------------

                       IRON/STEEL: 0.0%
      50,000           Armco, Inc., 9.000%, due 09/15/07                       35,250
                                                                      ---------------
                                                                               35,250
                                                                      ---------------

                       LEISURE TIME: 0.1%
      42,000  @@       Royal Caribbean Cruises Ltd.,
                         7.000%, due 10/15/07                                  44,573
                                                                      ---------------
                                                                               44,573
                                                                      ---------------

                       LODGING: 0.3%
      45,000           Mandalay Resort Group, 10.250%,
                         due 08/01/07                                          51,638
      68,000           MGM Mirage, 6.000%, due 10/01/09                        69,275
      68,000           Park Place Entertainment Corp.,
                         9.375%, due 02/15/07                                  76,160
      36,000           Starwood Hotels & Resorts Worldwide, Inc.,
                         7.375%, due 05/01/07                                  38,745
                                                                      ---------------
                                                                              235,818
                                                                      ---------------

                       MEDIA: 0.5%
      29,000           AOL Time Warner, Inc., 6.875%,
                         due 05/01/12                                          32,311
      42,000   #       CCO Holdings LLC/CCO Holdings Capital Corp.,
                         8.750%, due 11/15/13                                  41,580
      75,000           Comcast Corp., 10.625%,
                         due 07/15/12                                          95,201
      26,000           CSC Holdings, Inc., 10.500%,
                         due 05/15/16                                          28,860

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)
                    (Continued)

PRINCIPAL
AMOUNT                                                                     VALUE
-------------------------------------------------------------------------------------
                       MEDIA (CONTINUED)
$     49,000   #       Dex Media, Inc., 8.000%,
                         due 11/15/13                                 $        49,980
      25,000   #       Echostar DBS Corp., 4.410%,
                         due 10/01/08                                          25,938
      34,000 #, @@     Echostar DBS Corp., 5.750%,
                         due 10/01/08                                          34,213
      26,000           Spanish Broadcasting System,
                         9.625%, due 11/01/09                                  27,560
      41,000           Time Warner, Inc., 6.950%,
                         due 01/15/28                                          43,295
                                                                      ---------------
                                                                              378,938
                                                                      ---------------

                       MISCELLANEOUS MANUFACTURING: 0.1%
     105,000           General Electric Co., 5.000%,
                         due 02/01/13                                         105,576
                                                                      ---------------
                                                                              105,576
                                                                      ---------------

                       MULTI-NATIONAL: 0.3%
      83,000  @@       Corp Andina de Fomento CAF,
                         6.875%, due 03/15/12                                  92,456
     100,000  @@       Corp Andina de Fomento CAF,
                         5.200%, due 05/21/13                                  99,506
                                                                      ---------------
                                                                              191,962
                                                                      ---------------

                       OIL AND GAS: 0.9%
      65,000           Amerada Hess Corp., 5.900%,
                         due 08/15/06                                          69,668
      41,000           Chesapeake Energy Corp., 9.000%,
                         due 08/15/12                                          47,150
      90,000           Enterprise Products Partners LP,
                         6.875%, due 03/01/33                                  93,715
     215,000  @@       Husky Oil Co., 8.900%, due 08/15/28                    251,819
     111,000           Pemex Project Funding Master Trust,
                         7.375%, due 12/15/14                                 117,105
      45,000           Valero Energy Corp., 8.750%,
                         due 06/15/30                                          55,037
      44,000           Valero Energy Corp., 7.500%,
                         due 04/15/32                                          48,408
                                                                      ---------------
                                                                              682,902
                                                                      ---------------

                       PACKAGING AND CONTAINERS: 0.4%
      32,000  @@       Crown European Holdings SA,
                         10.875%, due 03/01/13                                 37,120
      78,000           Owens-Brockway, 8.875%,
                         due 02/15/09                                          84,825
      91,000   #       Sealed Air Corp., 6.950%,
                         due 05/15/09                                         101,607
      82,000   #       Sealed Air Corp., 5.625%,
                         due 07/15/13                                          83,271
                                                                      ---------------
                                                                              306,823
                                                                      ---------------

                       PIPELINES: 0.4%
     105,000           CenterPoint Energy Resources Corp.,
                         8.125%, due 07/15/05                                 112,189
     130,000           Plains All American Pipeline LP/PAA
                         Finance Corp., 7.750%, due 10/15/12                  149,500
                                                                      ---------------
                                                                              261,689
                                                                      ---------------

                       REAL ESTATE: 0.3%
$     78,000           EOP Operating LP, 7.750%,
                         due 11/15/07                                 $        89,107
      94,000           Liberty Property LP, 7.750%,
                         due 04/15/09                                         109,282
                                                                      ---------------
                                                                              198,389
                                                                      ---------------

                       REITs: 0.3%
      24,000           Liberty Property Trust, 6.375%,
                         due 08/15/12                                          25,776
     103,000           Simon Property Group LP, 6.375%,
                         due 11/15/07                                         112,968
      53,000           Simon Property Group LP, 4.875%,
                         due 03/18/10                                          53,604
                                                                      ---------------
                                                                              192,348
                                                                      ---------------

                       SAVINGS AND LOANS: 0.1%
      88,000           Washington Mutual, Inc., 4.375%,
                         due 01/15/08                                          90,094
                                                                      ---------------
                                                                               90,094
                                                                      ---------------

                       TELECOMMUNICATIONS: 1.7%
       8,000   #       ACC Escrow Corp., 10.000%,
                         due 08/01/11                                           8,800
      31,000           American Tower Corp., 9.375%,
                         due 02/01/09                                          32,705
      13,000   #       American Towers, Inc., 7.250%,
                         due 12/01/11                                          13,098
     201,000           AT&T Corp., 7.800%, due 11/15/11                       228,619
      79,000           AT&T Wireless Services, Inc.,
                         8.125%, due 05/01/12                                  90,337
      26,000   @       MCI Communications Corp., 7.81%,
                         due 08/15/062                                          1,125
      26,000           Nextel Communications, Inc.,
                         7.375%, due 08/01/15                                  27,495
      17,000           Qwest Communications Intl.,
                         7.500%, due 11/01/08                                  17,574
      24,000   #       Qwest Corp., 8.875%, due 03/15/12                       27,360
      39,000   #       Qwest Services Corp., 13.500%,
                         due 12/15/10                                          46,069
      83,000           Sprint Capital Corp., 6.000%,
                         due 01/15/07                                          87,702
      99,000           Sprint Capital Corp., 6.875%,
                         due 11/15/28                                          93,578
     150,000           TCI Communications Finance,
                         9.650%, due 03/31/27                                 182,062
     116,000  @@       TELUS Corp., 8.000%, due 06/01/11                      133,447
      43,000           Verizon Florida, Inc., 6.125%,
                         due 01/15/13                                          45,914
     170,000           Verizon Virginia, Inc., 4.625%,
                         due 03/15/13                                         162,596
     500,000   I       WinStar Communications, Inc.,
                         0.00%, due 04/15/10                                       50
                                                                      ---------------
                                                                            1,218,531
                                                                      ---------------

                       Total Corporate Bonds
                         (Cost $9,528,906)                                  9,250,759
                                                                      ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.9%

                       AUTOMOBILE: 0.1%
      40,000           USAA Auto Owner Trust, 2.040%,
                         due 02/16/10                                          39,334
                                                                      ---------------
                                                                               39,334
                                                                      ---------------

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)
                    (Continued)

PRINCIPAL
AMOUNT                                                                     VALUE
-------------------------------------------------------------------------------------
                       BANKS: 0.4%
$    276,176  XX       Bank of America Mortgage Services,
                         1.570%, due 11/25/33                         $       276,090
                                                                      ---------------
                                                                              276,090
                                                                      ---------------

                       COMMERCIAL MORTGAGE
                       BACKED SECURITIES: 2.3%
     303,000           CS First Boston Mortgage Securities
                         Corp., 3.861%, due 03/15/36                          302,259
     100,000           CS First Boston Mortgage Securities
                         Corp., 3.382%, due 05/15/38                           94,770
      40,000           CS First Boston Mortgage Securities
                         Corp., 7.580%, due 04/14/62                           46,945
     215,000           DLJ Commercial Mortgage Corp.,
                         6.240%, due 11/12/31                                 235,988
     570,000           DLJ Commercial Mortgage Corp.,
                         7.300%, due 06/10/32                                 656,782
      97,000           GE Capital Commercial Mortgage
                         Corp., 5.994%, due 12/10/35                          105,351
      75,000           GMAC Commercial Mortgage Securities, Inc.,
                         6.700%, due 04/15/34                                  84,409
      62,000           JP Morgan Chase Commercial Mortgage Securities
                         Corp., 5.161%, due 10/12/37                           63,399
     150,000           Wachovia Bank Commercial Mortgage Trust,
                         3.989%, due 06/15/35                                 140,222
                                                                      ---------------
                                                                            1,730,125
                                                                      ---------------

                       CREDIT CARD: 0.4%
      55,000           Bank One Issuance Trust, 4.540%,
                         due 09/15/10                                          55,873
      55,000           Capital One Master Trust, 4.900%,
                         due 03/15/10                                          57,766
      95,000           Citibank Credit Card Issuance Trust,
                         5.650%, due 06/16/08                                 101,859
      75,000           MBNA Credit Card Master Note Trust,
                         4.950%, due 06/15/09                                  79,591
                                                                      ---------------
                                                                              295,089
                                                                      ---------------

                       HOME EQUITY: 1.7%
     248,000  XX       Bayview Financial Acquisition Trust,
                         1.66%, due 12/28/34                                  248,000
     465,777           Emergent Home Equity Loan Trust,
                         7.080%, due 12/15/28                                 495,064
     172,000  XX       Merrill Lynch Mortgage Investors, Inc.,
                         1.46%, due 07/25/34                                  172,000
      62,689           Residential Asset Mortgage Products,
                         Inc., 1.429%, due 06/25/33                            62,645
     230,000  XX       Residential Asset Securities Corp.,
                         1.43%, due 12/25/33                                  230,000
                                                                      ---------------
                                                                            1,207,709
                                                                      ---------------

                       OTHER ASSET BACKED SECURITIES: 0.3%
     118,868  XX       Amortizing Residential Collateral
                         Trust, 1.369%, due 05/25/32                          118,794
      11,000           Chase Funding Mortgage Loan,
                         2.734%, due 09/25/24                                  10,876
       7,000           Chase Funding Mortgage Loan,
                         4.045%, due 05/25/33                                   6,891
      57,000           Chase Funding Mortgage Loan Asset-Backed
                         Certificates, 1.419%, due 07/25/33                    57,036
                                                                      ---------------
                                                                              193,597
                                                                      ---------------

                       WHOLE LOAN COLLATERALLIZED MORTGAGE: 1.6%
$     73,686  XX       Bank of America Mortgage Securities,
                         5.500%, due 11/25/33                         $        72,765
     132,545           Citicorp Mortgage Securities, Inc.,
                         1.619%, due 10/25/33                                 132,164
      95,227           Countrywide Alternative Loan Trust,
                         1.519%, due 07/25/18                                  95,227
     114,000           CS First Boston Mortgage Securities Corp.,
                         4.187%, due 10/25/33                                 113,134
      70,743           MASTR Asset Securitization Trust,
                         8.000%, due 06/25/33                                  73,600
     110,647  XX       MASTR Asset Securitization Trust,
                         1.57%, due 11/25/33 110,716
     331,000  XX       MLCC Mortgage Investors, Inc., .
                         1.49%, due 01/25/29 331,000
     178,240           Residential Accredit Loans, Inc.,
                         1.569%, due 03/25/18                                 178,084
     130,000           Wells Fargo Mortgage Backed Securities Trust,
                         4.500%, due 08/25/18                                 120,784
                                                                      ---------------
                                                                            1,227,474
                                                                      ---------------

                       WL COLLATERALLIZED PLANNED
                         AMORTIZATION CLASS: 1.1%
     317,833           GSR Mortgage Loan Trust, 1.519%,
                         due 10/25/32                                         317,671
     189,414           MASTR Alternative Loans Trust,
                         8.500%, due 05/25/33                                 197,411
     182,000           Residential Funding Securities Corp.,
                         4.750%, due 02/25/33                                 182,177
      54,968           Residential Funding Securities Corp.,
                         8.500%, due 05/25/33                                  61,521
                                                                      ---------------
                                                                              758,780
                                                                      ---------------

                       Total Collateralized Mortgage Obligations
                         (Cost $5,752,833)                                  5,728,198
                                                                      ---------------

U.S. TREASURY OBLIGATIONS: 4.9%

                       U.S. TREASURY BONDS: 1.2%
     350,000           6.250%, due 08/15/23                                   395,541
     459,000           5.375%, due 02/15/31                                   475,711
                                                                      ---------------
                                                                              871,252
                                                                      ---------------

                       U.S. TREASURY NOTES: 3.2%
   1,561,000           1.625%, due 10/31/05                                 1,550,879
      26,000           2.625%, due 11/15/06                                    26,074
     180,000           3.375%, due 11/15/08                                   180,239
     555,000           4.250%, due 11/15/13                                   551,965
                                                                      ---------------
                                                                            2,309,157
                                                                      ---------------

                       U.S. TREASURY STRIP PRINCIPAL: 0.5%
     650,000           0.000%, due 05/15/16                                   347,553
                                                                      ---------------
                                                                              347,553
                                                                      ---------------

                       Total U.S. Treasury Obligations
                         (Cost $3,556,211)                                  3,527,962
                                                                      ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.1%

                       FEDERAL HOME LOAN MORTGAGE CORPORATION: 5.8%
     290,000           2.875%, due 09/15/05                                   294,206
     280,000           5.875%, due 03/21/11                                   300,244
     274,359           5.500%, due 01/01/14                                   284,316
     142,168           6.000%, due 04/01/14                                   148,660

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)
                    (Continued)

PRINCIPAL
AMOUNT                                                                     VALUE
-------------------------------------------------------------------------------------
                       FEDERAL HOME LOAN MORTGAGE
                         CORPORATION (CONTINUED)
$    208,000           6.000%, due 01/15/28                           $       216,134
     314,267           7.000%, due 06/01/29                                   331,688
     339,413           6.500%, due 12/01/31                                   354,281
     400,000  TBA      5.500%, due 12/15/33                                   402,375
     929,000  TBA      6.500%, due 12/15/33                                   969,644
     546,000           1.770%, due 01/01/49                                   546,000
     361,000           4.500%, due 12/31/49                                   370,138
                                                                      ---------------
                                                                            4,217,686
                                                                      ---------------

                       FEDERAL NATIONAL MORTGAGE
                         ASSOCIATION: 12.5%
     320,000           2.375%, due 04/13/06                                   317,988
     440,000           5.250%, due 04/15/07                                   471,560
     325,000           2.875%, due 05/19/08                                   314,451
     290,000           4.000%, due 09/02/08                                   291,610
       6,413           5.500%, due 07/01/16                                     6,612
     316,549           6.000%, due 08/01/16                                   330,769
     870,000  TBA      5.000%, due 12/01/17                                   881,419
     100,000  TBA      4.500%, due 12/15/18                                    99,313
     192,276           6.000%, due 07/25/24                                   201,262
      41,944           8.000%, due 08/01/30                                    45,332
      70,850           7.500%, due 09/01/30                                    75,617
     429,044           7.000%, due 06/01/32                                   453,114
     100,000           7.000%, due 07/01/32                                   105,551
     474,999           6.500%, due 10/01/32                                   495,470
     190,444           1.519%, due 10/25/33                                   190,944
   1,528,000  TBA      5.000%, due 12/01/33                                 1,500,305
   1,153,000  TBA      5.500%, due 12/01/33                                 1,160,566
   1,831,000  TBA      6.000%, due 12/15/33                                 1,881,352
     141,000   X       4.750%, due 12/25/42                                   145,584
                                                                      ---------------
                                                                            8,968,819
                                                                      ---------------

                       GOVERNMENT NATIONAL MORTGAGE
                         ASSOCIATION: 0.8%
     278,215           6.500%, due 06/15/29                                   292,802
     151,929           7.500%, due 11/15/29                                   162,861
     105,279           8.000%, due 07/15/30                                   114,002
                                                                      ---------------
                                                                              569,665
                                                                      ---------------

                       Total U.S. Government Agency Obligations
                         (Cost $13,640,397)                                13,756,170
                                                                      ---------------

OTHER BONDS: 1.6%

                       SOVEREIGN: 1.7%
      49,000  @@       ARG Boden, 6.16%, due 08/03/12                          28,935
      70,000  @@       Brazilian Government Intl. Bond,
                         10.000%, due 08/07/11                                 74,340
      74,000  @@       Brazilian Government Intl. Bond,
                         2.188%, due 04/15/12                                  65,612
      44,000  @@       Brazilian Government Intl. Bond,
                         11.000%, due 08/17/40                                 45,232
      86,000 @@,XX     Central Bank of Nigeria, 5.09%,
                         due 01/05/10                                          33,325
      57,000  @@       Colombia Government Intl. Bond,
                         10.000%, due 01/23/12                                 60,563
      24,000  @@       Colombia Government Intl. Bond,
                         11.750%, due 02/25/20                                 27,780
      43,000  @@       Dominican Republic Intl. Bond,
                         9.040%, due 01/23/13                                  33,405
      44,000  @@       Ecuador Government International Bond,
                         7.000%, due 08/15/30                                  31,039
$     27,000  @@       El Salvador Government International Bond,
                         7.750%, due 01/24/23                         $        28,091
      46,000  @@       Mexico Government Intl. Bond,
                         4.625%, due 10/08/08                                  46,184
      73,000  @@       Mexico Government Intl. Bond,
                         6.625%, due 03/03/15                                  75,008
       6,000  @@       Panama Government Intl. Bond,
                         9.375%, due 07/23/12                                   6,810
      48,108  @@       Panama Government Intl. Bond,
                         1.938%, due 07/17/16                                  42,072
      34,000  @@       Peru Government Intl. Bond,
                         9.125%, due 02/21/12                                  37,910
      18,000  @@       Peru Government Intl. Bond,
                         4.500%, due 03/07/17                                  15,807
      63,000  @@       Philippine Government Intl. Bond,
                         9.875%, due 01/15/19                                  62,685
      43,000  @@       Republic of Bulgaria, 8.250%,
                         due 01/15/15                                          50,284
     158,000  @@       Russia Government Intl. Bond,
                         5.000%, due 03/31/30                                 148,425
      86,000  @@       Turkey Government Intl. Bond,
                         12.375%, due 06/15/09                                107,285
      12,000  @@       Turkey Government Intl. Bond,
                         9.500%, due 01/15/14                                  13,140
      13,067 #,@@      Ukraine Government Intl. Bond,
                         11.000%, due 03/15/07                                 14,524
      14,000 #,@@      Ukraine Government Intl. Bond,
                         7.650%, due 06/11/13                                  14,245
      13,000  @@       Uruguay Government Intl. Bond,
                         7.250%, due 02/15/11                                  11,310
      30,000  @@       Uruguay Government Intl. Bond,
                         7.500%, due 03/15/15                                  24,300
      58,000 #,@@      Venezuela Government Intl. Bond,
                         10.750%, due 09/19/13                                 57,275
      57,000  @@       Venezuela Government Intl. Bond,
                         9.250%, due 09/15/27                                  47,595
                                                                      ---------------

                         Total Other Bonds
                           (Cost $1,179,244)                                1,203,181
                                                                      ---------------

SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%
                       AUTO PARTS & EQUIPMENT: 0.2%
       4,840           Delphi Trust I                                         122,936
                                                                      ---------------
                                                                              122,936
                                                                      ---------------

                       BANKS: 0.1%
          15   #       DG Funding Trust                                       162,750
                                                                      ---------------
                                                                              162,750
                                                                      ---------------

                       OIL AND GAS: 0.2%
       4,360  @@       Nexen, Inc.                                            110,962
                                                                      ---------------
                                                                              110,962
                                                                      ---------------

                       TELECOMMUNICATIONS: 0.0%
          10           XO Communications, Inc.                                     --
                                                                      ---------------

                         Total Preferred Stock
                           (Cost $393,176)                                    396,648
                                                                      ---------------

                 See Accompanying Notes to Financial Statements

ING
Equity and
Bond
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)
                    (Continued)

CONTRACTS                                                                  VALUE
-------------------------------------------------------------------------------------
OPTIONS: 0.0%

                       ELECTRONICS: 0.0%
         130           USD Put, 40 strike, expires 01/17/04           $        18,200
                                                                      ---------------

                         Total Options
                           (Cost $26,390)                                      18,200
                                                                      ---------------

NUMBER OF
WARRANTS                                                                   VALUE
-------------------------------------------------------------------------------------
WARRANTS: 0.0%

                       BUILDING MATERIALS: 0.0%
         400 I, @      Dayton Superior Corp.                                        4
                                                                      ---------------
                                                                                    4
                                                                      ---------------

                       DIVERSIFIED FINANCIAL SERVICES: 0.0%
         370 I,X,@     North Atlantic Trading Co.                                  --
                                                                      ---------------
                                                                                   --
                                                                      ---------------

                       TELECOMMUNICATIONS: 0.0%
         500 I, @      Iridium World Communications, Inc.                           5
                                                                      ---------------
                                                                                    5
                                                                      ---------------

                         Total Warrants
                           (Cost $57,953)                                           9
                                                                      ---------------

                         Total Long-Term Investments
                           (Cost $70,298,312)                              73,847,429
                                                                      ---------------

SHORT-TERM INVESTMENTS: 8.1%

                       REPURCHASE AGREEMENT: 8.1%
$    897,000           Morgan Stanley Repurchase Agreement
                         dated 11/28/03, 1.030%, due
                         12/01/03, $897,077 to be received
                         upon repurchase (Collateralized by
                         $897,858 REFC, 0.000%,
                         Market Value $915,816 due 07/15/29)          $       897,000
                                                                      ---------------

   5,010,000           Deutsche Bank Repurchase Agreement
                         dated 11/28/03, 1.060%, due 12/01/03,
                         $5,010,443 to be received upon
                         repurchase (Collateralized by
                         $5,010,425 Federal National Mortgage
                         Association, 4.750%, Market Value
                         $5,110,633 due 02/21/13)                           5,010,000
                                                                      ---------------

                       Total Short-term Investments
                         (Cost $5,907,000)                                  5,907,000
                                                                      ---------------

                       TOTAL INVESTMENTS IN SECURITIES
                        (COST $76,205,312)*                  110.4%   $    79,754,429
                       OTHER ASSETS AND LIABILITIES-NET      (10.4)        (7,501,337)
                                                             -----    ---------------
                       NET ASSETS                            100.0%   $    72,253,092
                                                             =====    ===============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchase pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
C    Bond may be called prior to maturity date.
I    Illiquid Security
X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                       Gross Unrealized Appreciation                  $     6,343,909
                       Gross Unrealized Depreciation                       (2,786,603)
                                                                      ---------------
                       Net Unrealized Appreciation                    $     3,557,306
                                                                      ===============

                 See Accompanying Notes to Financial Statements

ING
Real Estate
Fund                PORTFOLIO OF INVESTMENTS as of November 30, 2003 (Unaudited)

SHARES                                                                     VALUE
-------------------------------------------------------------------------------------
COMMON STOCK: 98.7%

                       HEALTHCARE-PRODUCTS: 0.7%
      56,300           Ventas, Inc.                                   $     1,127,126
                                                                      ---------------
                                                                            1,127,126
                                                                      ---------------

                       HOME BUILDERS: 4.3%
      20,500   @       Hovnanian Enterprises, Inc.                          1,891,125
      18,700           Lennar Corp.                                         1,830,730
      55,600   @       Technical Olympic USA, Inc.                          1,498,976
      46,500   @       Toll Brothers, Inc.                                  1,925,565
                                                                      ---------------
                                                                            7,146,396
                                                                      ---------------

                       LODGING: 4.0%
     191,300   @       Starwood Hotels & Resorts
                         Worldwide, Inc.                                    6,594,111
                                                                      ---------------
                                                                            6,594,111
                                                                      ---------------

                       REAL ESTATE: 1.6%
     109,800           Catellus Development Corp.                           2,580,300
                                                                      ---------------
                                                                            2,580,300
                                                                      ---------------

                       REITs: 88.1%
     143,700           Acadia Realty Trust                                  1,734,459
      46,400           AMB Property Corp.                                   1,459,744
     203,900           Arden Realty, Inc.                                   5,957,958
      10,000           Boston Properties, Inc.                                462,500
     176,100           Camden Property Trust                                7,403,244
      47,000           Chelsea Property Group, Inc.                         2,538,000
     100,000           Corporate Office Properties
                         Trust Sbi MD                                       2,069,000
     109,000           Developers Diversified
                         Realty Corp.                                       3,434,590
     200,600           Equity Residential                                   5,889,616
     105,000   @       First Potomac Realty Trust                           1,785,000
      90,600           Gables Residential Trust                             2,926,380
      87,200           General Growth Properties, Inc.                      7,028,320
     158,600           Health Care REIT, Inc.                               5,538,312
     113,100           Heritage Property Investment Trust                   3,183,765
     176,600           Hersha Hospitality Trust                             1,631,784
      99,500           Home Properties of NY, Inc.                          4,004,875
     532,500   @       Host Marriott Corp.                                  5,937,375
     124,700           Keystone Property Trust                              2,526,422
     175,200           Liberty Property Trust                               6,627,816
     207,200           Macerich Co.                                         8,743,840
     156,600           Mack-Cali Realty Corp.                               6,248,340
     203,700           Maguire Properties, Inc.                             4,664,730
     117,900           Mills Corp.                                          5,110,965
     201,700           New Plan Excel Realty Trust                          4,931,565
     142,100           Pennsylvania Real Estate
                         Investment Trust                                   4,902,450
     188,200           Prentiss Properties Trust                            5,975,350
     168,100           Prologis                                       $     5,127,050
     110,400           Regency Centers Corp.                                4,360,800
      52,100           Shurgard Storage Centers, Inc.                       1,943,330
     123,600           Simon Property Group, Inc.                           5,864,820
     434,600           Trizec Properties, Inc.                              6,053,978
     229,900           United Dominion Realty Trust, Inc.                   4,241,655
     108,500           Vornado Realty Trust                                 5,936,035
                                                                      ---------------
                                                                          146,244,068
                                                                      ---------------

                       Total Common Stock
                         (Cost $132,518,779)                              163,692,001
                                                                      ---------------

                       TOTAL INVESTMENTS IN SECURITIES
                         (COST $132,518,779)*                  98.7%  $   163,692,001
                       OTHER ASSETS AND LIABILITIES-NET         1.3         2,188,264
                                                              -----   ---------------
                       NET ASSETS                             100.0%  $   165,880,265
                                                              =====   ===============

@     Non-income producing security
REITs Real Estate Investment Trusts
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                       Gross Unrealized Appreciation                  $    31,344,725
                       Gross Unrealized Depreciation                         (171,503)
                                                                      ---------------
                       Net Unrealized Appreciation                    $    31,173,222
                                                                      ===============

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RETAIL FUNDS (FORMERLY PLIGRIM RETAIL FUNDS) AND VARIABLE PRODUCTS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

                                                                   SHARES VOTED
                                                                    AGAINST OR      SHARES      BROKER    TOTAL SHARES
                                     PROPOSAL   SHARES VOTED FOR     WITHHELD      ABSTAINED   NON-VOTE       VOTED
                                     --------   ----------------   -------------   ---------   --------   ------------
   ING Convertible Fund                 1           9,590,412         248,443       319,867       --        10,158,722
   ING Equity and Bond Fund             1           5,798,657          68,271       162,928       --         6,029,856
   ING Growth Opportunities Fund        1          11,271,875         314,530       234,256       --        11,820,661
   ING MagnaCap Fund                    1          16,389,876         429,328       529,351       --        17,348,555
   ING MidCap Opportunities Fund        1          14,170,301         353,237       550,343       --        15,073,881
   ING SmallCap Opportunities Fund      1          13,401,843         307,307       316,357       --        14,025,507
   ING Convertible Fund                 2           9,523,301         275,844       359,577       --        10,158,722
   ING Equity and Bond Fund             2           5,714,223         134,301       181,332       --         6,029,856
   ING Growth Opportunities Fund        2          11,144,124         384,043       292,494       --        11,820,661
   ING MagnaCap Fund                    2          16,179,702         543,555       625,298       --        17,348,555
   ING MidCap Opportunities Fund        2          13,919,022         568,982       585,877       --        15,073,881
   ING SmallCap Opportunities Fund      2          13,091,030         494,380       440,097       --        14,025,507

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                TERM OF                                     NUMBER OF
                                               OFFICE AND          PRINCIPAL              PORTFOLIOS IN            OTHER
                               POSITION(S)     LENGTH OF          OCCUPATION(S)            FUND COMPLEX        DIRECTORSHIPS
     NAME, ADDRESS              HELD WITH        TIME              DURING THE                OVERSEEN             HELD BY
        AND AGE                   TRUST        SERVED(1)         PAST FIVE YEARS            BY TRUSTEE            TRUSTEE
-----------------------------  -----------  ---------------  --------------------------  ---------------  -------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)             Trustee      October          Mr. Doherty is President          116                   --
7337 E. Doubletree Ranch Rd.                1999 - Present   and Partner, Doherty,
Scottsdale, AZ 85258                                         Wallace, Pillsbury and
Born: 1934                                                   Murphy, P.C., Attorneys
                                                             (1996 - Present);
                                                             Director, Tambrands, Inc.
                                                             (1993 - 1998); and Trustee
                                                             of each of the funds
                                                             managed by Northstar
                                                             Investment Management
                                                             Corporation (1993 - 1999).

J. Michael Earley(3)           Trustee      February         President and Chief               116                   --
7337 E. Doubletree Ranch Rd.                2002 - Present   Executive Officer, Bankers
Scottsdale, AZ 85258                                         Trust Company, N.A. (1992
Born: 1945                                                   - Present).

R. Barbara Gitenstein(2)       Trustee      February         President, College of New         116                   --
7337 E. Doubletree Ranch Rd.                2002 - Present   Jersey (1999 - Present).
Scottsdale, AZ 85258                                         Formerly, Executive Vice
Born: 1948                                                   President and Provost,
                                                             Drake University (1992 -
                                                             1998).

Walter H. May(2)               Trustee      October          Retired. Formerly,                116        Best Prep Charity
7337 E. Doubletree Ranch Rd.                1999 - Present   Managing Director and                        (1991 - Present).
Scottsdale, AZ 85258                                         Director of Marketing,
Born: 1936                                                   Piper Jaffray, Inc.;
                                                             Trustee of each of the
                                                             funds managed by Northstar
                                                             Investment Management
                                                             Corporation (1996 - 1999).

Jock Patton(2)                 Trustee      August 1995 -    Private Investor (June            116        Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                Present for ING  1997 - Present). Formerly                    (January 1999 -
Scottsdale, AZ 85258                        Investment       Director and Chief                           Present); JDA Software
Born: 1945                                  Funds, Inc.      Executive Officer, Rainbow                   Group, Inc.
                                                             Multimedia Group, Inc.                       (January 1999 -
                                            October 1999 -   (January 1999 - December                     Present); Buick of
                                            Present for ING  2001); Director of Stuart                    Scottsdale, Inc.; and
                                            Mayflower        Entertainment, Inc.;                         National Airlines, Inc.
                                            Trust and ING    Director of Artisoft, Inc.
                                            Equity Trust     (1994 - 1998).

                                                TERM OF                                     NUMBER OF
                                               OFFICE AND          PRINCIPAL              PORTFOLIOS IN            OTHER
                               POSITION(S)     LENGTH OF          OCCUPATION(S)            FUND COMPLEX        DIRECTORSHIPS
     NAME, ADDRESS              HELD WITH        TIME              DURING THE                OVERSEEN             HELD BY
        AND AGE                   TRUST        SERVED(1)         PAST FIVE YEARS            BY TRUSTEE            TRUSTEE
-----------------------------  -----------  ---------------  --------------------------  ---------------  -------------------------
David W.C. Putnam(3)           Trustee      October          President and Director,           116        Anchor International
7337 E. Doubletree Ranch Rd.                1999 - Present   F.L. Putnam Securities                       Bond (December 2000 -
Scottsdale, AZ 85258                                         Company, Inc. and its                        Present); Progressive
Born: 1939                                                   affiliates; President,                       Capital Accumulation
                                                             Secretary and Trustee, The                   Trust (August 1998 -
                                                             Principled Equity Market                     Present); Principled
                                                             Fund. Formerly, Trustee,                     Equity Market Fund
                                                             Trust Realty Trust                           (November 1996 -
                                                             (December Corp.; Anchor                      Present), Mercy
                                                             Investment Trust; Bow 2000                   Endowment
                                                             - Present); Ridge Mining                     Foundation (1995 -
                                                             Company and each of the                      Present); Director,
                                                             F.L. Putnam funds managed                    F.L. Putnam Investment
                                                             by Northstar Investment                      Management Company
                                                             Foundation Management                        (December 2001 -
                                                             Corporation (1994 - 1999).                   Present); Asian
                                                                                                          American Bank and
                                                                                                          Trust Company (June
                                                                                                          1992 - Present); and
                                                                                                          Notre Dame Health
                                                                                                          Care Center (1991 -
                                                                                                          Present) F.L. Putnam
                                                                                                          Securities Company, Inc.
                                                                                                          (June 1978 - Present);
                                                                                                          and an Honorary
                                                                                                          Trustee, Mercy Hospital
                                                                                                          (1973 - Present).

Blaine E. Rieke(3)             Trustee      February         General Partner,                  116        Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                2001 - Present   Huntington Partners                          (January 1998 -
Scottsdale, AZ 85258                                         (January 1997 - Present).                    Present).
Born: 1933                                                   Chairman of the Board and
                                                             Trustee of each of the
                                                             funds managed by ING
                                                             Investment Management Co.
                                                             LLC (November 1998 -
                                                             February 2001).

Roger B. Vincent(3)            Trustee      February         President, Springwell             116
7337 E. Doubletree Ranch Rd.                2002 - Present   Corporation (1989 -
Scottsdale, AZ 85258                        for ING          Present). Formerly,                          Director, AmeriGas
Born: 1945                                  Investment       Director Tatham                              Propane, Inc. (1998 -
                                            Funds, Inc. and  Offshore, Inc. (1996 -                       Present).
                                            ING Equity       2000).
                                            Trust
                                            October
                                            1999 - Present
                                            for ING
                                            Mayflower
                                            Trust

Richard A. Wedemeyer(2)        Trustee      February         Retired. Mr. Wedemeyer            116        Touchstone Consulting
7337 E. Doubletree Ranch Rd.                2001 - Present   was formerly Vice                            Group (1997 - Present).
Scottsdale, AZ 85258                                         President -- Finance
Born: 1936                                                   and Administration,
                                                             Channel Corporation
                                                             (June 1996 - April 2002).
                                                             Formerly Vice President,
                                                             Operations and
                                                             Administration, Jim
                                                             Henson Productions.
                                                             (1979 - 1997); Trustee,
                                                             First Choice Funds
                                                             (1997 - 2001); and of
                                                             each of the funds
                                                             managed by ING
                                                             Investment
                                                             Management Co. LLC
                                                             (1998 - 2001).

                                                TERM OF                                     NUMBER OF
                                               OFFICE AND          PRINCIPAL              PORTFOLIOS IN            OTHER
                               POSITION(S)     LENGTH OF          OCCUPATION(S)            FUND COMPLEX        DIRECTORSHIPS
     NAME, ADDRESS              HELD WITH        TIME              DURING THE                OVERSEEN             HELD BY
        AND AGE                   TRUST        SERVED(1)         PAST FIVE YEARS            BY TRUSTEE            TRUSTEE
-----------------------------  -----------  ---------------  --------------------------  ---------------  -------------------------
TRUSTEES WHO ARE
"INTERESTED PERSONS"

Thomas J. McInerney(4)         Trustee      February         Chief Executive Officer,          170        Director, Hemisphere
7337 E. Doubletree Ranch Rd.                2001 - Present   ING U.S. Financial                           Inc. (May 2003 -
Scottsdale, AZ 85258                                         Services (September 2001 -                   Present); Equitable Life
Born: 1956                                                   Present); General Manager                    Insurance Co., Golden
                                                             and Chief Executive                          American Life Insurance
                                                             Officer, ING U.S. Worksite                   Co., Life Insurance
                                                             Financial Services                           Company of Georgia,
                                                             (December 2000 - Present);                   Midwestern United Life
                                                             Member ING Americas                          Insurance Co., ReliaStar
                                                             Executive Committee (2001                    Life Insurance Co.,
                                                             - Present); President,                       Security Life of Denver,
                                                             Chief Executive Officer                      Security Connecticut
                                                             and Director of Northern                     Life Insurance Co.,
                                                             Life Insurance Company                       Southland Life
                                                             (March 2001 - October                        Insurance Co., USG
                                                             2002), ING Aeltus Holding                    Annuity and Life
                                                             Company, Inc. (2000 -                        Company, and United
                                                             Present), ING Retail                         Life and Annuity
                                                             Holding Company (1998 -                      Insurance Co. Inc
                                                             Present), ING Life                           (March 2001 - Present);
                                                             Insurance and Annuity                        Director, Ameribest Life
                                                             Company (September 1997 -                    Insurance Co., (March
                                                             November 2002) and ING                       2001 to January 2003);
                                                             Retirement Holdings, Inc.                    Director, First
                                                             (1997 - Present).                            Columbine Life
                                                             Formerly, General Manager                    Insurance Co. (March
                                                             and Chief Executive                          2001 to December
                                                             Officer, ING Worksite                        2002); Member of the
                                                             Division (December 2000 -                    Board, National
                                                             October 2001), President                     Commission on
                                                             ING-SCI, Inc. (August 1997                   Retirement Policy,
                                                             - December 2000);                            Governor's Council on
                                                             President, Aetna Financial                   Economic
                                                             Services (August 1997 -                      Competitiveness and
                                                             December 2000).                              Technology of
                                                                                                          Connecticut,
                                                                                                          Connecticut Business
                                                                                                          and Industry
                                                                                                          Association, Bushnell;
                                                                                                          Connecticut Forum;
                                                                                                          Metro Hartford
                                                                                                          Chamber of Commerce;
                                                                                                          and is Chairman,
                                                                                                          Concerned Citizens for
                                                                                                          Effective Government.

                                                TERM OF                                     NUMBER OF
                                               OFFICE AND          PRINCIPAL              PORTFOLIOS IN            OTHER
                               POSITION(S)     LENGTH OF          OCCUPATION(S)            FUND COMPLEX        DIRECTORSHIPS
     NAME, ADDRESS              HELD WITH        TIME              DURING THE                OVERSEEN             HELD BY
        AND AGE                   TRUST        SERVED(1)         PAST FIVE YEARS            BY TRUSTEE            TRUSTEE
-----------------------------  -----------  ---------------  --------------------------  ---------------  -------------------------
John G. Turner(5)              Trustee      October          Chairman, Hillcrest               116        Director, Hormel Foods
7337 E. Doubletree Ranch Rd.                1999 - Present   Capital Partners (May 2002                   Corporation
Scottsdale, AZ 85258                                         - Present); President,                       (March 2000 - Present);
Born: 1939                                                   Turner Investment Company                    Shopko Stores, Inc.
                                                             (January 2002 - Present).                    (August 1999 - Present);
                                                             Mr. Turner was formerly                      and M.A. Mortenson
                                                             Vice Chairman of ING                         Company (March 2002 -
                                                             Americas (2000 - 2002);                      Present).
                                                             Chairman and Chief
                                                             Executive Officer of
                                                             ReliaStar Financial Corp.
                                                             and ReliaStar Life
                                                             Insurance Company (1993 -
                                                             2000); Chairman of
                                                             ReliaStar United Services
                                                             Life Insurance Company
                                                             (1995 - 1998); Chairman of
                                                             ReliaStar Life Insurance
                                                             Company of New York (1995
                                                             - 2001); Chairman of
                                                             Northern Life Insurance
                                                             Company (1992 - 2001);
                                                             Chairman and Trustee of
                                                             the Northstar affiliated
                                                             investment companies (1993
                                                             - 2001) and Director,
                                                             Northstar Investment
                                                             Management Corporation and
                                                             its affiliates (1993 -
                                                             1999).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Valuation Committee member.
(3) Audit Committee member.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.
(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                                          PRINCIPAL
                                                                  TERM OF OFFICE                        OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)                  AND LENGTH OF                         DURING THE
          AND AGE                 HELD WITH THE TRUST             TIME SERVED(1)                       PAST FIVE YEARS
-----------------------------  ------------------------  ------------------------------ -------------------------------------------
OFFICERS:

James M. Hennessy              President and Chief       February 2001 to Present       President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.   Executive Officer                                        ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258                                     June 2000 to Present           Services, LLC, ING Advisors, Inc., ING
Born: 1949                     Chief Operating                                          Investments, LLC, Lexington Funds
                               Officer                   June 2000 -                    Distributor, Inc., Express America T.C.
                                                         February 2001                  Inc. and EAMC Liquidation Corp. (since
                               Senior Executive Vice                                    December 2001); Executive Vice President
                               President                 April 1995 - June 2000         and Chief Operating Officer of ING Funds
                                                         for ING Investment Funds, Inc. Distributor, LLC (since June 2000).
                               Senior Vice President                                    Formerly, Executive Vice President and
                                                         April 1995 - February          Chief Operating Officer of ING
                               Secretary                 2001 for ING                   Quantitative Management, Inc. (October
                                                         Investment Funds, Inc.         2001 to September 2002); Senior Executive
                                                                                        Vice President (June 2000 to December
                                                         November 1999 - Februrary 2001 2000) and Secretary (April 1995 to
                                                         for ING Equity Trust and ING   December 2000) of ING Capital
                                                         Mayflower Trust                Corporation, LLC, ING Funds Services,
                                                                                        LLC, ING Investments, LLC, ING Advisors,
                                                                                        Inc., Express America T.C. Inc., and EAMC
                                                                                        Liquidation Corp.; and Executive Vice
                                                                                        President, ING Capital Corporation, LLC
                                                                                        and its affiliates (May 1998 to June
                                                                                        2000) and Senior Vice President, ING
                                                                                        Capital Corporation, LLC and its
                                                                                        affiliates (April 1995 to April 1998).

Stanley D. Vyner               Executive Vice            July 1996 - Present for        Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.   President                 ING Investment Funds,          Inc. and ING Investments, LLC (July 2000
Scottsdale, Arizona 85258                                Inc.                           to present) and Chief Investment Officer
Born: 1950                                                                              of the International Portfolios, ING
                                                         November 1999 -                Investments, LLC (July 1996 to present).
                                                         Present for ING Equity         Formerly, President and Chief Executive
                                                         Trust and ING                  Officer of ING Investments, LLC (August
                                                         Mayflower Trust                1996 to August 2002).

Michael J. Roland              Executive Vice            February 2002 -                Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.   President and             Present                        Officer and Treasurer of ING Funds
Scottsdale, AZ 85258           Assistant Secretary                                      Services, LLC, ING Funds Distributor,
Born: 1958                                                                              LLC, ING Advisors, Inc., ING Investments,
                               Principal Financial       June 1998 - Present            LLC (December 2001 to present), Lexington
                               Officer                   for ING Investment             Funds Distributor, Inc., Express America
                                                         Funds, Inc.                    T.C. Inc. and EAMC Liquidation Corp.
                                                                                        (since December 2001). Formerly,
                                                         November 1999 -                Executive Vice President, Chief Financial
                                                         Present for ING Equity         Officer and Treasurer of ING Quantitative
                                                         Trust and ING                  Management, Inc. (December 2001 to
                                                         Mayflower Trust                October 2002); Senior Vice President, ING
                                                                                        Funds Services, LLC, ING Investments,
                               Senior Vice President     June 1998 - February           LLC, and ING Funds Distributor, LLC (June
                                                         2002 for ING                   1998 to December 2001) and Chief
                                                         Investment Funds, Inc.         Financial Officer of Endeavor Group
                                                                                        (April 1997 to June 1998).
                                                         November 1999 -
                                                         February 2002 for ING
                                                         Equity Trust and ING
                                                         Mayflower Trust

                                                                                                          PRINCIPAL
                                                                  TERM OF OFFICE                        OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)                  AND LENGTH OF                         DURING THE
          AND AGE                 HELD WITH THE TRUST             TIME SERVED(1)                       PAST FIVE YEARS
-----------------------------  ------------------------  ------------------------------ -------------------------------------------
Robert S. Naka                 Senior Vice President     November 1999 -                Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                             Present                        Secretary of ING Funds Services, LLC, ING
Scottsdale, AZ 85258           Assistant Secretary                                      Funds Distributor, LLC, ING Advisors,
Born: 1963                                               July 1996 - Present for        Inc., ING Investments, LLC (October 2001
                               Vice President            ING Investment Funds,          to present) and Lexington Funds
                                                         Inc.                           Distributor, Inc. (since December 2001).
                               Assistant Vice                                           Formerly, Senior Vice President and
                               President                 November 1999 -                Assistant Secretary for ING Quantitative
                                                         Present for ING Equity         Management, Inc. (October 2001 to October
                                                         Trust and ING                  2002); Vice President, ING Investments,
                                                         Mayflower Trust                LLC (April 1997 to October 1999), ING
                                                                                        Funds Services, LLC (February 1997 to
                                                         May 1997 - November            August 1999) and Assistant Vice
                                                         1999 for ING                   President, ING Funds Services, LLC
                                                         Investment Funds, Inc.         (August 1995 to February 1997).

                                                         July 1996 - May 1997
                                                         for ING Investment
                                                         Funds, Inc.

Kimberly A. Anderson           Senior Vice President     November 2003 -                Vice President and Assistant Secretary of
7337 E. Doubletree Ranch Rd.                             Present                        ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                                    Distributor, LLC, ING Advisors, Inc., ING
Born: 1964                     Vice President            February 2001 -                Investments, LLC (since October 2001) and
                                                         November 2003                  Lexington Funds Distributor, Inc. (since
                                                                                        December 2001). Formerly, Vice President
                               Secretary                 February 2001 -                for ING Quantitative Management, Inc.
                                                         August 2003                    (October 2001 to October 2002); Assistant
                                                                                        Vice President of ING Funds Services, LLC
                                                                                        (November 1999 to January 2001) and has
                                                                                        held various other positions with ING
                                                                                        Funds Services, LLC for more than the
                                                                                        last five years.

Robyn L. Ichilov               Vice President            November 1997 -                Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.                             Present for ING                (since October 2001) and ING Investments,
Scottsdale, AZ 85258                                     Investment Funds, Inc.         LLC (since August 1997); Accounting
Born: 1967                                                                              Manager, ING Investments, LLC (since
                                                         November 1999 -                November 1995).
                                                         Present for ING Equity
                                                         Trust and ING
                                                         Mayflower Trust

                               Treasurer                 May 1998 - Present
                                                         for ING Investment
                                                         Funds, Inc.

                                                         November 1999 -
                                                         Present for ING Equity
                                                         Trust and ING
                                                         Mayflower Trust

J. David Greenwald             Vice President            August 2003 - Present          Vice President of Mutual Fund Compliance
7337 E. Doubletree Ranch Rd.                                                            of ING Funds Services, LLC (May 2003 -
Scottsdale, Arizona 85258                                                               Present). Formerly Assistant Treasurer
Born: 1957                                                                              and Director of Mutual Fund Compliance
                                                                                        and Operations of American Skandia, A
                                                                                        Prudential Financial Company (October
                                                                                        1996 - May 2003).

                                                                                                          PRINCIPAL
                                                                  TERM OF OFFICE                        OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)                  AND LENGTH OF                         DURING THE
          AND AGE                 HELD WITH THE TRUST             TIME SERVED(1)                       PAST FIVE YEARS
-----------------------------  ------------------------  ------------------------------ -------------------------------------------
Lauren D. Bensinger            Vice President            February 2003 -                Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                             Present                        Officer, ING Funds Distributor, LLC. (July
Scottsdale, Arizona 85258                                                               1995 to Present); Vice President (February
Born: 1954                                                                              1996 to Present) and Chief Compliance
                                                                                        Officer (October 2001 to Present) ING
                                                                                        Investments, LLC; Vice President and Chief
                                                                                        Compliance Officer, ING Advisors, Inc.
                                                                                        (July 2000 to Present), Formerly Vice
                                                                                        President and Chief Compliance Officer ING
                                                                                        Quantitative Management, Inc. (July 2000
                                                                                        to September 2002), and Vice President,
                                                                                        ING Fund Services, LLC (July 1995 to
                                                                                        Present).

Todd Modic                     Vice President            August 2003 - Present          Vice President of Financial Reporting-Fund
7337 E. Doubletree Ranch Rd.                                                            Accounting of ING Funds Services, LLC
Scottsdale, AZ 85258           Assistant                 August 2001 -                  (September 2002 to present). Formerly,
Born: 1967                     Vice President            August 2003                    Director of Financial Reporting of ING
                                                                                        Investments, LLC (March 2001 to September
                                                                                        2002). Director of Financial Reporting,
                                                                                        Axient Communications, Inc. (May 2000 to
                                                                                        January 2001) and Director of Finance,
                                                                                        Rural/Metro Corporation (March 1995 to May
                                                                                        2000).

Huey P. Falgout, Jr.           Secretary                 August 2003 - Present          Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                            (November 2002 - Present). Formerly,
Scottsdale, Arizona 85258                                                               Associate General Counsel of AIG American
Born: 1963                                                                              General (January 1999 - November 2002) and
                                                                                        Associate General Counsel of Van Kampen,
                                                                                        Inc. (April 1992 - January 1999).

Susan P. Kinens                Assistant Vice            February 2003 -                Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.   President and             Present                        Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258           Assistant Secretary                                      (December 2002 - Present); and has held
Born: 1976                                                                              various other positions with ING Funds
                                                                                        Services, LLC for the last five years.

Maria M. Anderson              Assistant Vice            August 2001 - Present          Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.   President                                                Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                                    Formerly, Manager of Fund Accounting and
Born: 1958                                                                              Fund Compliance, ING Investments, LLC
                                                                                        (September 1999 to November 2001); Section
                                                                                        Manager of Fund Accounting, Stein Roe
                                                                                        Mutual Funds (July 1998 to August 1999);
                                                                                        and Financial Reporting Analyst, Stein Roe
                                                                                        Mutual Funds (August 1997 to July 1998).

Theresa Kelety                 Assistant Secretary       August 2003 - Present          Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                            (April 2003 - Present). Formerly, Senior
Scottsdale, Arizona 85258                                                               Associate with Shearman & Sterling
Born: 1963                                                                              (February 2000 - April 2003) and Associate
                                                                                        with Sutherland Asbill & Brennan (1996 -
                                                                                        February 2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.


INTERNATIONAL EQUITY FUNDS
   ING Emerging Countries Fund
   ING Foreign Fund
   ING International Fund
   ING International Growth Fund
   ING International SmallCap Growth Fund
   ING International Value Fund
   ING Precious Metals Fund
   ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
   ING Global Equity Dividend Fund
   ING Global Real Estate Fund
   ING Worldwide Growth Fund

DOMESTIC EQUITY GROWTH FUNDS
   ING Growth Fund
   ING Growth + Value Fund
   ING Growth Opportunities Fund
   ING LargeCap Growth Fund
   ING MidCap Opportunities Fund
   ING SmallCap Opportunities Fund
   ING Small Company Fund
   ING Technology Fund
   ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
   ING Financial Services Fund
   ING MagnaCap Fund
   ING Tax Efficient Equity Fund
   ING Value Opportunity Fund
   ING SmallCap Value Fund
   ING MidCap Value Fund

DOMESTIC EQUITY GROWTH AND INCOME FUNDS
   ING Equity and Bond Fund
   ING Convertible Fund
   ING Real Estate Fund
   ING Balanced Fund
   ING Growth and Income Fund

FIXED INCOME FUNDS
   ING Bond Fund
   ING Classic Money Market Fund*
   ING Government Fund
   ING GNMA Income Fund
   ING High Yield Opportunity Fund
   ING High Yield Bond Fund
   ING Intermediate Bond Fund
   ING Lexington Money Market Trust*
   ING National Tax Exempt Bond Fund
   ING Money Market Fund*
   ING Aeltus Money Market Fund*
   ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
   ING Strategic Allocation Growth Fund
   ING Strategic Allocation Balanced Fund
   ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUND
   ING Prime Rate Trust
   ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

A prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Funds' proxy voting record will be available without charge on or about August 31, 2004 on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.


[ING FUNDS LOGO]

                                                             DEI&QSAR1103-012904

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investment Funds
              --------------------


By   /s/ James M. Hennessy
    ----------------------------------------------
       James M. Hennessy
       President and Chief Executive Officer

Date February 9, 2004
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ James M. Hennessy
    ----------------------------------------------
       James M. Hennessy
       President and Chief Executive Officer

Date February 9, 2004
     ----------------


By   /s/ Micheal J. Roland
    ----------------------------------------------
       Michael J. Roland
       Executive Vice President and Chief Financial Officer

Date February 9, 2004
     ----------------